                                                                     EXHIBIT 1



                               APPRAISAL REPORT:



                             FAIR MARKET VALUATION

                                       OF

                       FALCON CABLE SYSTEMS COMPANY, L.P.

                              PASADENA, CALIFORNIA

                            As of December 31, 1995





                                 Prepared for:

             FALCON CABLE SYSTEMS COMPANY, L.P./ADVISORY COMMITTEE
                                  Pasadena, CA





                                  Prepared by:

                        MALARKEY-TAYLOR ASSOCIATES, INC.
                         1130 Connecticut Avenue, N.W.
                                   Suite 325
                            Washington, D.C.  20036
                                 (202) 835-7800





                                 April 29, 1996


              (C) Copyright 1996 Malarkey-Taylor Associates, Inc.

                               APPRAISAL REPORT:
                             FAIR MARKET VALUATION
                                       OF
                       FALCON CABLE SYSTEMS COMPANY, L.P.

                              PASADENA, CALIFORNIA

                               TABLE OF CONTENTS

I. EXECUTIVE SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
    A. Introduction, Purpose, and Methodology   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
    B. Conclusions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

II. PURPOSE OF APPRAISAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

III. INDUSTRY OVERVIEW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

    A. Historical Background  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
    B. Industry Characteristics   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1. General Background  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2. Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3. Financial/Economic  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         4. Competition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

IV. SYSTEM DESCRIPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

    A. History and Market   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         1. Gilroy, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         2. Hesperia, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         3. San Luis Obispo, CA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         4. Tulare, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         5. Central Region, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         6. Coos Bay, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         7. Dallas, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         8. Florence, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

    B. Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         1. Gilroy, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         2. Hesperia, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         3. San Luis Obispo, CA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         4. Tulare, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
         5. Central Region, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         6. Coos Bay, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         7. Dallas, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         8. Florence, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68

    C. Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
    D. Subscribers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
    E. System Mileage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
    F. Physical Plant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         1. Gilroy, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         2. Hesperia, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         3. San Luis Obispo, CA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         4. Tulare, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
         5. Central Oregon, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
         6. Coos Bay, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         7. Dallas, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
         8. Florence, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84

    G. Franchises   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
    H. Management   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
         1. Gilroy, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         2. Hesperia, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         3. San Luis Obispo, CA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         4. Tulare, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         5. Central Region, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         6. Coos Bay, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         7. Dallas, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         8. Florence, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90

    I. Financial History  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         1. Gilroy, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         2. Hesperia, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         3. San Luis Obispo, CA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         4. Tulare, CA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         5. Central Region, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
         6. Coos Bay, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
         7. Dallas, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
         8. Florence, OR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92

V. TOTAL SYSTEM VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93

    A. Valuation Procedure and Methods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93
    B. Discounted Cash Flow Methodology   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         1. Net Cash Flow/Return on Equity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         2. Net Cash Flow/Return On Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
         3. Cash Flow Projections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
         4. Residual Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
         5. Discount Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100

    C. Direct Income Methodology  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
    D. Value Conclusions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102

VI. ALLOCATION OF VALUE TO SALE AND EXCHANGE CLUSTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103

    A. Purpose of Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
    B. Methodology  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
    C. Headend Value Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104

VII. CONTINGENCIES AND LIMITING CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106

VIII. STATEMENT OF VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108

IX. QUALIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110

    A. Qualifications of Malarkey-Taylor Associates, Inc. (MTA)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
    B. Qualifications of Robert M. Jones  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111
    C. Qualifications of Susan Donovan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112
    D. Qualifications of Keke Tan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113

APPENDIX A - DCF Valuation Exhibits for Falcon Systems
                 (the following set of Exhibits has been prepared for each of the eight Systems valued)

                 A.       Valuation Methods

                 B-1. Profit and Loss/Sources and Uses-Return on Equity - Low Value

                 B-2. Profit and Loss/Sources and Uses-Return on Equity - High Value

                 C-1.     Debt Amortization-Return on Equity - Low Value

                 C-2.     Debt Amortization-Return on Equity - High Value

                 D.       Return on Investment

                 E.       Cable Television Subscribers

                 F.       Cable Television Service Rates

                 G.       Cash Flow Projections

                 H.       Capital Expenditures

                 I.       Depreciation Schedule

                 J.       Valuation Assumptions

APPENDIX B - Allocation of System Fair Market Values to Sale and Exchange
             Clusters for Coos Bay, Dallas, and Florence

APPENDIX C - Allocation of Sale and Exchange Cluster Values to Headends for
             Coos Bay, Dallas, and Florence

                               APPRAISAL REPORT:

                             FAIR MARKET VALUATION

                                       OF

                          FALCON CABLE SYSTEMS COMPANY

                              PASADENA, CALIFORNIA

I.       EXECUTIVE SUMMARY

         A.      INTRODUCTION, PURPOSE, AND METHODOLOGY

         Malarkey-Taylor Associates, Inc. (MTA) was retained to conduct a fair market valuation, as of December 31, 1995, of eight groups of cable systems (the Systems) owned by the limited partnership of Falcon Cable Systems Company, L.P. (Falcon). The Systems are located in California and Oregon, and are identified as: Gilroy, Hesperia, San Luis Obispo, and Tulare in the state of California, and Central Region, Coos Bay, Dallas, and Florence in the state of Oregon. In addition to estimating the individual fair market values of the Systems, MTA has allocated the System values for Coos Bay, Dallas, and Florence, among the operating headends in the particular Systems. MTA was chosen as one of three appraisers performing these tasks in preparation for a potential buyout by Falcon's General Partner of the interest of the Limited Partners or a sale of the company. MTA was retained specifically by the Advisory Committee for the potential transaction.

         The cable television Systems served approximately 135,000 subscribers throughout eighteen counties in California and Oregon, as of December 31, 1995. This independent appraisal will allow the Advisory Committee to confirm the fair market value of the Systems as a business enterprise, in consideration of alternatives attendant to the expiration of the limited partnership in December 1996.

         Fair market value is the cash price a willing buyer would give a willing seller in an arm's length transaction in order to complete the sale. It is assumed that both buyer and seller have been informed of all relevant facts and neither is under any compulsion to conclude the transaction. MTA also assumes that the tangible assets will remain in their present locations and will continue to be employed in their highest and best use, i.e., the delivery of cable television signals to subscribers.

         For each System, MTA used five generally accepted cable television valuation methods using the income approach to valuation in establishing the range of total fair market values of the System as a going concern. The first method used a multiple of the past year's operating income derived from comparable asset values of privately-held and publicly-traded cable companies. The second method used a lower multiple of the annualized current month's operating income. The third method applied a slightly lower multiple of next year's projected operating income. The fourth method was a discounted net cash flow analysis in which a purchase price (estimated fair market value) was calculated to achieve a target after-tax return on equity, given particular operating and financing assumptions specific to the System's assets. The fifth method was a discounted cash flow analysis that measured the net present value of the pre-tax operating cash flows (less capital expenditures, plus the residual value of the System) that represent the return on total investment.

         To allocate a System's fair market value among its operating headends, MTA examined 1) the number of subscribers served by the headend, 2) the projected operating cash flows to be generated by each headend, and 3) the projected free cash flows to be generated by each headend after capital expenditures were considered. Allocation percentages were developed for these three criteria, which were then averaged to determine the final allocation value for each of the selected headends.

         B.      CONCLUSIONS

         MTA's conclusions as to the range of System fair market values are based upon information and data supplied by Falcon and System management; onsite inspections by representatives of MTA of a representative portion of the Systems and service areas; and general cable industry information. In MTA's opinion, the data which support the valuations are reliable and sound. Our estimates of each System's fair market value as a business enterprise are as follows:



                                                  Gilroy, CA                     $76,000,000
                                                  Hesperia, CA                    38,846,000
                                                  San Luis Obispo, CA             29,585,000
                                                  Tulare, CA                      31,972,000
                                                  Central Region, OR              26,294,000
                                                  Coos Bay, OR                    34,501,000
                                                  Dallas, OR                      35,334,000
                                                  Florence, OR                    10,696,000

                                                  COMBINED SYSTEMS              $283,228,000


         The allocations of the above values to the headends within Coos Bay, Dallas, and Florence are found in Appendix C to this report. A summary of the Sale properties is as follows:



                                                  Sale
                                                  Coos Bay, OR                   $27,837,000
                                                  Dallas, OR                      15,402,000
                                                  Florence, OR                       271,000
                                                  Gilroy, CA                      76,000,000
                                                  Tulare, CA                      31,972,000
                                                  SLO, CA                         29,585,000
                                                  Central, OR                     26,294,000
                                                                                  -----------
                                                               TOTAL            $207,361,000


         A summary of the Exchange properties is as follows:



                                                  Exchange
                                                  Coos Bay                        $ 6,664,000
                                                  Dallas                           19,932,000
                                                  Hesperia                         38,846,000
                                                  Florence                         10,425,000
                                                                                  -----------

                                                                TOTAL             $75,867,000

II.      PURPOSE OF APPRAISAL

         Malarkey-Taylor Associates, Inc. (MTA) was retained to conduct a fair market valuation, as of December 31, 1995, of the eight groups of cable television systems (the Systems) owned by the limited partnership of Falcon Cable Systems Company, L.P. (Falcon). Additionally, for the Coos Bay, Dallas, and Florence Systems, MTA has allocated the System fair market value among the headends comprising the particular System. As of the appraisal date, the Systems served approximately 135,000 subscribers in California and Oregon. The partnership is slated to expire in December 1996, with a buyout by the General Partner of the interest of the Limited Partners or a sale of the company. MTA was retained by the Advisory Committee to this transaction, which will use this appraisal to confirm the fair market value of the Systems as a business enterprise, in consideration of alternatives attendant to the expiration of the limited partnership.

         Fair market value is the cash price a willing buyer would give a willing seller in an arm's length transaction in order to complete the sale.
It is assumed that both buyer and seller have been informed of all relevant facts and neither is under any compulsion to conclude the transaction and that the tangible assets will remain in their present locations and will continue to be employed in their highest and best use, i.e., the delivery of cable television signals to subscribers.

III.     INDUSTRY OVERVIEW

         A.      HISTORICAL BACKGROUND

         Cable television was born in the late 1940's. The first systems were built during the period 1948 to 1964. Most of these early systems were located in rural areas where off-air television reception was limited and picture quality was poor. The cable system basically provided a reception service, offering up to 12 channels with no unique programming. Systems generally enjoyed high levels of penetration, ranging from approximately 70% to 90% of homes passed.

         During the period 1965 to 1972, cable systems were built in medium-sized markets, importing distant television signals via terrestrial microwave. Rulings by the Federal Communications Commission (FCC) in 1965 and 1966 initiated a regulatory period that lasted two decades. FCC constraints were placed on importing distant signals which inhibited the construction of systems in the largest 100 markets. The U.S. Supreme Court affirmed the FCC's regulatory authority over the cable television industry. The typical cable television system generally remained a 12- to 24- channel reception service with some additional program selections via imported signals. Programming unique to cable television did not exist. Basic penetrations of between 50% and 60% of homes passed were typical for newly-cabled markets.

         In 1972, the FCC eased its restrictions on signal importation, thus making it feasible for cable television operators to enter the nation's top 100 markets with differentiated product. Satellite delivered premium television services (HBO, Showtime) and Super Stations (WTBS) were introduced in 1975. Cable exclusive networks, such as ESPN, CNN, USA, and others, soon followed. During the mid- to late-1970's, new 24- to 36-channel cable television systems emerged as a result of these communications satellite services. Significant increases in programming options allowed cable systems to attract ample numbers of subscribers to attain operational profitability even where off-air broadcast reception and leisure-time options were above average. The smallest 50 of the top 100 markets were built first, followed by the larger metropolitan areas. Premium, or pay, services were the primary force behind basic penetration gains reaching 30% to 45% of homes passed in these new markets.

         During the period 1979 to 1983, the remaining major markets were franchised. Cable channel options increased dramatically, both in pay services (Disney, Cinemax, Bravo, Movie Channel) and basic services (MTV, Lifetime, Nickelodeon, regional sports, CNN, and others). Systems with 54 and more channels were built, offering an abundance of program alternatives. Cable system operators instituted price increases for pay services and established elaborate tiering structures to compensate for local constraints on basic service pricing. In newer cable markets, basic penetrations of homes passed began to edge above the 40% level.

         In 1984, the U.S. Congress approved and President Reagan signed the Cable Communications Policy Act, the first comprehensive cable legislation to be enacted. The most significant feature of the legislation was the ultimate removal of price controls on basic cable service in all but the very smallest cable systems. Discretionary price increases of up to 5% were allowed in 1985 and 1986, and all price controls were removed in January 1987. During the period 1984 to 1992, the mix of cable offerings and pricing changed as growth in pay subscriptions slowed down and local constraints on basic price increases were removed. Basic penetrations continued to rise in major markets, and nationwide penetration reached 60% of homes passed by cable. New revenue sources emerged in the form of pay-per-view, advertising, and home shopping. The industry emphasized programming quality and marketing in order to increase overall penetration levels above the 60% level.

         The Cable Television Consumer Protection and Competition Act of 1992 was passed on October 5, 1992, which imposed significant new regulations, particularly on subscriber rates and programming packaging. Generally, programming packages were specifically segregated between the "basic tier" and the "satellite programming tier(s)" since the level of regulation was different for each of them. After the new regulations were implemented, the overall cable industry experienced a slight reduction in revenues in 1993, but learned to cope with the new regulations in 1994 and continued its overall growth due to added services, increased subscriber penetrations and repackaging of programming services.

         B.      INDUSTRY CHARACTERISTICS

         1. General Background

         Cable television is a capital intensive business. The right to operate a cable system is authorized by the local government. Substantial up-front capital is required in plant and equipment with second entrants facing even greater capital construction costs due primarily to space limitations on utility poles. A considerable percentage of total operating costs are fixed. Similar to utilities, once cable television has exceeded its break-even requirements, operating margins grow very rapidly and remain fairly predictable from year to year.

         Unlike most businesses, market analysis in cable is better pursued on the basis of system type than generic geographic or demographic criteria. The classification of a cable system in any individual market tends to reflect the competitive characteristics and demand dynamics resident in that market. In general, there are two primary categories of cable systems--classic and modern. Classic cable systems are those built in locations where reception of over-the-air television signals has historically been poor or limited. They were the earliest systems built, usually serving communities with lower densities (40 to 90 homes per mile), higher subscriber penetrations (60% to 90% of homes passed), lower average revenues per subscriber, and higher cash flow margins (45% to 65%) relative to modern systems. They usually were built with fewer channels but may have been upgraded at a later time. Expectations for additional growth in these markets tends to be lower than the industry average. The downside risk of investing in these systems is relatively low.

         Modern cable systems have been constructed since the introduction of pay and other cable-specific programming in the mid-1970's. They tend to serve urban and suburban communities which have higher densities (70 to 120 and more homes per mile), better quality off-air programming, and more extensive competition for consumers'
leisure time. These systems were built with broader channel capacity (36 to 54 or more channels), individual subscriber addressability, local programming
capability, and the capacity for advertising sales.   They tend to have lower
penetration (30% to 55%) than classic systems. More rapid growth has been experienced in these systems than in classic systems because of higher household growth rates, more potential for penetration gains, and greater opportunities for ancillary revenues. They are also more risky because of greater off-air competition and higher overall operating costs.

         It is estimated that 32,255 communities are served throughout the United States by approximately 13,000 operating cable systems. The industry is structured into approximately 660 MSO's which manage these systems on a wholly-owned, partially-owned, or management contract basis. Economic forces within the industry are causing significant shifts in the ownership of these companies, resulting in increasing consolidation of the industry into the hands of fewer, larger operators.

         Management characteristics in the industry vary considerably between the MSO headquarters and system operating levels and between different categories of systems. At the corporate level, nearly all of the mid-to-large sized MSO's have a strong representation of professionally trained and field-seasoned management among their ranks. Strong emphasis is placed on strategic, financial planning and operating control functions at this level, and the staffing reflects those requirements. Even the more entrepreneurial MSO's are well-staffed with lawyers, accountants, and MBA's.

         System-level management requirements vary significantly with the category of system under consideration. Classic cable operations often require custodial management to oversee customer service and maintenance functions. Strategic, marketing, and financial management tends to be handled at the corporate level. Billing functions are processed through service bureaus specializing in cable systems. Very little management complexity is left at the system level, and the positions tend to be filled accordingly.
Large-scale, urban cable operations are much more dynamic and demanding. They require far more sophisticated and versatile management capabilities. The physical plant, budgets, and operating staffs in these systems are considerably larger.

More of the strategic, marketing, and financial planning functions are handled locally. The political liaison requirements with the cities are far more complex. Not surprisingly, the caliber of management found in these systems is substantially higher than that found in classic systems, and tends to be professionally trained, financially aware, and politically astute.

         2. Regulation

         Historically, the extent to which the cable television industry has been regulated at the local, state and federal levels, has varied. Following the deregulation of service prices in the 1984 Cable Communications Policy Act, the next several years saw regulatory constraints on cable reduced at both the local and federal levels. Subsequent public perception of the industry as abusing its newly-won pricing freedom and additional consolidation in the industry led to enactment of the Cable Television Consumer Protection and Competition Act of 1992 on October 5, 1992, ushering in a new period of extensive regulation. Many aspects of such regulation are currently the subject of judicial, administrative or legislative proceedings or proposals. This law required the FCC to regulate the operation of cable television systems in a number of areas, including rates that may be charged by systems.

         On September 1, 1993, rate changes mandated by the FCC under the 1992 Act went into effect for most systems. The FCC implemented a benchmark rate structure that was intended to reduce the federally regulated portion of the average cable subscriber's monthly bill by 10%. Most of the resulting reductions in subscriber bills were attributable to the decline in equipment and additional outlet charges. However, with the mandated reconfiguration of basic service and the expanded basic tier, some subscribers' bills increased. For cable operators, the effects of the rate change were estimated to reduce revenue by 3% to 5% on an industrywide basis.

         In February 1994, the FCC announced further rate reductions of 7% in order to fully implement the 1992 Cable Act. As an alternative, cable systems were permitted to file Cost of Service showings if implementation of the mandated rate reductions was not feasible. By yearend 1995, widescale telecommunications reform appeared imminent; although, the extent to which or even whether this reform would entail relief from rate regulation was unclear. The likelihood that providers of cable and telephony services would be allowed engage in both businesses was a near certainty, however, the timetable for these changes was uncertain.

         3. Financial/Economic

         Cable's rapid financial growth and expectations for future growth have drawn the attention of the capital markets and helped fuel consolidation within the industry. With most cable markets already franchised and constructed, growth-oriented MSO's turned to acquisitions as their primary method of expansion. A flurry of acquisitions occurred during the period of 1986 through 1989, with the peak being reached in 1988. Most of these acquisitions were made by companies already in the cable business who were seeking national consolidation or regional clustering of cable television systems to produce greater economies of scale and operating efficiencies. The number of transactions decreased in 1990 due to federal government restrictions on banks pertaining to highly leveraged transactions (HLT), uncertainty about the regulatory environment, and other factors.

         HLT restrictions caused less money to be available for the expansion, upgrading, and trading of cable systems in 1990 and 1991. These restrictions were subsequently removed in June 1992, and while the number of acquisitions increased, they did not reach the same levels seen in the latter half of the 1980's. Passage of the Cable Television Consumer Protection and Competition Act of 1992 and the resultant rate regulation decreased the overall attractiveness of the cable industry to potential investors.

         By 1994, several of the largest MSO's had formed or were exploring alliances with both long distance and local telephone companies, as both the cable and telephone industries were planning to enter one another's primary lines of business. Simultaneously, a number of mid-sized MSO's were developing exit strategies based on the belief that success in the evolving cable industry would require a critical mass of subscribers and access to substantial amounts of capital.

         While the development of voice, video and data delivery technologies holds the promise of substantial new services and revenues for the industry, the near-term outlook based on established programming services continues to be positive. Operators expect to continue to increase operating income by continuing to attract more subscribers, exploit current and additional opportunities for ancillary revenues, and improve operating efficiencies.

         4. Competition

         During the next several years, the cable industry may face additional competition which could emerge in the form of system overbuilds, the introduction of new technologies, and entry into the video distribution business by telephone companies.

         The long-term viability of overbuilds in most cable markets is questionable at best. An overbuilder splits up the subscriber base, incurring higher costs per subscriber and lower margins overall. Many attempted overbuilders have been bought out by the incumbent or have simply gone out of business. The likelihood of a successful overbuild in all but a few markets is very small.

         Cable television has begun to face increasing competition from new distribution technologies including direct-broadcast satellite (DBS), satellite master antenna television (SMATV), and multichannel multipoint distribution service (MMDS). The ultimate success or failure of any of these television delivery systems will depend largely on a combination of the three interconnected factors of technology, regulation, and economics. Malarkey-Taylor anticipates that the threat to cable television by these technologies in the next few years will not be material, although various technologies are proving adept at providing services in certain niche markets. MMDS and SMATV typically have little or no effect on mature cable systems, except in large urban areas where a high percentage of homes passed are in multiple dwelling units (MDU's). DBS presents a greater competitive threat. The DBS industry, which is still very young, has thus far focused on building its customer base in areas not wired for cable television. As of 1994, leaders in the DBS industry predicted that between 10% and 20% of television households nationwide would use their service within ten years. However, DBS is hampered by the fact that it does not carry off-air broadcast signals.

         Telephone companies have long shown an interest in expanding into video distribution. For the most part, this competition has not materialized as a result of existing regulatory restraints and technical limitations. By the end of 1993, there was widespread recognition that technological developments would force dramatic changes in such regulation, as the telecommunications industry entered a consolidation period characterized by mergers, joint ventures, and acquisitions.

         Fiber optics are increasingly being utilized as telephone and cable companies begin experimenting with 'full service' networks with the capability of delivering voice, video and data services to the home. Several of the largest MSO's, in conjunction with telephone companies, have built these experimental systems to determine their feasibility from both technological and marketing perspectives.

         As of the mid-1990's, the telephone industry still is in the experimental stage with regard to using fiber optic cable to deliver video services to the home. For technological and financial reasons, full use of fiber is probably years away. Additionally, federal legislation permitting telephone and cable companies to compete directly with one another will most likely incorporate a time delay before competition begins.

IV.      SYSTEM DESCRIPTION

         A.      HISTORY AND MARKET

         Tables I (A1) through (B4) present demographic data published in Marketing Statistics' Demographics USA 1995 for the counties comprising the regions served by the eight Systems in California and Oregon, respectively. In California, the counties of Santa Clara, Monterey, San Benito, and San Bernardino, or portions thereof, comprised the Gilroy System's service area. The Hesperia System served portions of San Bernardino and Kern Counties. Sections of San Luis Obispo and Santa Barbara Counties were located in the San Luis Obispo System's service area, while the Tulare System's service area included portions of Tulare and Fresno counties. Data for population, households, and Effective Buying Income (EBI) were estimated for 1994 and projected for 1999. Also presented, for comparison purposes, are statewide data for California and nationwide data.

         From 1994 through 1999, total U.S. population was projected to grow at 0.89% per year, and the annual growth rate of total households was forecasted at 1.05%. Over the same period, the State of California was projected to experience population growth of 0.70% per year and household growth of 0.45% per year. Nationwide, average household EBI of $45,937 in 1994 was projected to grow at 3.00% per year. The average household EBI in California in 1994 was $50,713, with an annual growth rate of 2.30% through 1999.

    1. Gilroy, CA

         The counties (or portions thereof) of Santa Clara, Monterey, and San Benito, California comprised the Gilroy System's service area. As of December 1995, about 42% of Gilroy's subscribers resided in Santa Clara, 37% in Monterey, and 20% in San Benito. Subscribers ranged from low-income migrant farm workers to well-educated professionals, although the preponderance of subscribers were low income Hispanics. As of December 31, 1995, the Gilroy System served 33,078 subscribers.

         Santa Clara County is home to the community of Gilroy. Prominent industries in this county include food processing, retail sales, tourism, services, the manufacturing of paper products, and seed production. Major employers include Gilroy Foods, Gilroy Canning (food processing), and Outlet Shopping Centers (discount retail). Major medical facilities include South Valley Hospital and Kaiser out-patient medical offices. There is a two-year community college, Gavilan College, in Gilroy.

         The economy of Santa Clara was adversely impacted by the 1993 closure of the military facility Fort Ord. However, as of December 31, 1995, Gilroy was beginning to grow in popularity as a bedroom community to Silicon Valley. Additionally, Abbott Labs was slated to move into the area, bringing an estimated 900 new jobs to the region.

         The economy of Monterey County is based on agriculture, services, retail trade, and manufacturing. Major employers include Basic Vegetable Products, Casey Newspapers/Casey Printing (printing and publishing), and Cal Compak Foods. Major medical facilities include Mee Memorial Hospital and SoMoCo Medical Group. There is one community college extension facility in King City. System subscribers in this county are frequently seasonal, signing on in May and off in November to correspond with the immigrant labor work schedule. However, the nature of the workplace is beginning to change as King City attracts more residents commuting to Salinas for employment.

         Industries present in San Benito County include agriculture, retail trade, manufacturing, and services. The primary medical facilities in San Benito County are Hazel Hawkins Memorial Hospital and San Benito Health Foundation and Clinic.

         Off-air reception of regional broadcast television signals was generally poor for residents of the Gilroy System's service area. MMDS providers had some presence in Greenfield (Monterey County), however, they did not present a real threat to the cable operator as of the appraisal date.

         Table I (A1) includes demographic data for the counties in the Gilroy System. As shown, Santa Clara was much larger, with a 1994 population of 1,574,700, than Monterey (356,700) and San Benito (41,600). However, with an annual projected population growth rate of 2.82% through 1999, San Benito was forecasted to expand the most rapidly. Population in Santa Clara was projected to grow at 0.81% annually, while Monterey's population was forecasted to decline at a yearly rate of 2.04%.

         As with population, the number of households in Santa Clara in 1994, 531,600, was proportionately larger than either Monterey or San Benito. Projected household growth in San Benito was the highest of the three counties, at 2.69% per year. Household growth was projected to be 0.42% per year in Santa Clara, while in Monterey the number of households was projected to decline at an annual rate of 2.46% through 1999.

         Average EBI per household in Santa Clara in 1994 was estimated to be $63,372. The corresponding figures were $50,626 in Monterey and $45,062 in San Benito. Santa Clara also had a higher projected annual EBI growth rate of 2.63% than both Monterey (2.51%) and San Benito (0.36%). Household EBI figures were substantially higher in Santa Clara and moderately higher in Monterey than the national average of $45,937. The corresponding figure in San Benito was comparable to the national average, although the majority of the Gilroy System subscribers were low income.

                                  TABLE I (A1)

                                                                                      Annual
                                                     1994               1999      Growth Rate
                                                 Estimate         Projection        1994-1999
                                                 --------         ----------        ---------
GILROY SYSTEM

Santa Clara County, CA
- ----------------------
   Total Population                            1,574,700          1,639,400             0.81%
   Total Households                              531,600            542,800             0.42%
   Median Age                                      33.05                N/A

Effective Buying Income (EBI)
   Total EBI (000's)                         $33,688,736        $39,158,109             3.05%
   Average Household EBI                         $63,372            $72,141             2.63%

                                                                                      Annual
                                                     1994               1999      Growth Rate
                                                 Estimate         Projection        1994-1999
                                                 --------         ----------        ---------
GILROY SYSTEM

Monterey County, CA
- -------------------
   Total Population                              356,700            321,800            -2.04%
   Total Households                              112,700             99,500            -2.46%
   Median Age                                       31.0                 N/A

Effective Buying Income (EBI)
   Total EBI (000's)                          $5,705,518         $5,701,382            -0.01%
   Average Household EBI                         $50,626            $57,300             2.51%

San Benito County, CA
- ---------------------
   Total Population                               41,600             47,800             2.82%
   Total Households                               12,700             14,500             2.69%
   Median Age                                       31.4                N/A

Effective Buying Income (EBI)
   Total EBI (000's)                            $572,283           $665,112             3.05%
   Average Household EBI                         $45,062            $45,870             0.36%


State of California
- -------------------
   Total Population                           31,957,300         33,089,800             0.70%
   Total Households                           10,886,200         11,130,600             0.45%
   Median Age                                       32.7                N/A


Effective Buying Income (EBI)
   Total EBI (000's)                        $552,074,838       $632,548,630             2.76%
   Average Household EBI                         $50,713            $56,830             2.30%

United States of America
- ------------------------
   Total Population                          262,213,300        274,074,500             0.89%
   Total Households                           96,571,000        101,749,100             1.05%
   Median Age                                      34.15                N/A

Effective Buying Income (EBI)
   Total EBI (000's)                      $4,436,178,724     $5,418,070,332             4.08%
   Average Household EBI                         $45,937            $53,249             3.00%

    2. Hesperia, CA

         As of December 31, 1995, the Hesperia System served portions of San Bernardino and Kern Counties. About 77% of System subscribers resided in San Bernardino, while the other 23% were in Kern County. Hesperia is primarily a residential town. The majority of local businesses are small, such as restaurants, motels, and shops. A substantial portion of the local population, approximately 30%, receives some form of state-sponsored financial aid. About 40% of residents in the neighboring community of Adelanto are welfare recipients. The 1993 closure of George Air Force Base, a military facility located in the region, was an important factor causing high unemployment in the region. Despite the high level of welfare recipients, as of the valuation date, Adelanto and Rosamond were growing more rapidly than other parts of the System's service area. These communities provided a source of affordable housing for families with modest income.

         The economy of Kern County is supported by services, agriculture, retail trade, and mineral extraction. Major employers include Sun World/Superior Farms, Grimmway Farms, and Giumarra Vineyards. Major medical facilities include Mercy Healthcare, San Joaquin, Kern Medical Memorial, Mercy Southwest, and Good Samaritan. The county is home to a branch campus of California State University, the Pacific School of Law, and one community college.

         San Bernardino County had a population of 1,605,900 in 1994, with a projected yearly growth rate of 0.61% through 1999, as shown in Table I (A2). Kern County had a smaller population of 617,900, but a higher growth rate of 1.56%. The number of households in San Bernardino was 516,000 in 1994 and was forecasted to grow at 0.39% per year through 1999. As with population, Kern County had fewer households, at 200,500, but a higher household growth rate of 1.47% per year, than San Bernadino.

         Estimated average EBI per household in San Bernardino in 1994 was $44,943, with an annual growth rate of 2.22%. Kern County had a lower EBI of $40,409, but a slightly higher EBI growth rate of 2.32% per year. Household EBI figures for Hesperia service area were lower than the corresponding figures for the State of California and the U.S. as a whole.

                                  TABLE I (A2)

                                                                                                                Annual
                                                                             1994             1999          Growth Rate
                                                                         Estimate       Projection            1994-1999
                                                                         --------       ----------            ---------
                          HESPERIA SYSTEM

                          San Bernardino County, CA
                          -------------------------
                             Total Population                          1,605,900        1,655,600                 0.61%
                             Total Households                            516,000          526,200                 0.39%
                             Median Age                                     30.2              N/A

                          Effective Buying Income (EBI)
                             Total EBI (000's)                       $23,087,593      $26,279,762                 2.62%
                             Average Household EBI                       $44,743          $49,943                 2.22%


                          Kern County, CA
                          ---------------
                             Total Population                            617,900          667,600                 1.56%
                             Total Households                            200,500          215,700                 1.47%
                             Median Age                                     30.75              N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                        $8,101,940       $9,775,806                 3.83%
                             Average Household EBI                       $40,409          $45,321                 2.32%


    3. San Luis Obispo, CA

         Sections of San Luis Obispo and Santa Barbara Counties comprised the San Luis Obispo System's service area. Generally, the communities served by the System are economically stable. Particularly large employers in the region contributing to the stability include the Pacific Gas and Electricity Company and California Polytech College. Other large private employers include Mid-State Bank, Hind Inc. (sportswear), and American Eagle Airline. The coast of San Luis Obispo is populated with tourists and supports numerous restaurants and hotels. The community of Atascadero, populated primarily by low-to-middle-income residents, is home to Atascadero State Hospital.

         Almost 93% of System subscribers resided in San Luis Obispo County, which had a 1994 population of 229,900. The county was forecasted to grow at a rate of 0.58% per year through 1999, as shown in Table I (A3). The households in San Luis Obispo, totaling 84,500 in 1994, were projected to grow at a yearly rate of 0.61%. Estimated average household EBI in San Luis Obispo of $45,148 was forecasted to grow by 2.18% annually. Although lower than the California statewide household EBI figure, it was comparable to nationwide household EBI.



                                  TABLE I (A3)

                                                                                                                Annual
                                                                           1994              1999           Growth Rate
                                                                       Estimate        Projection             1994-1999
                                                                       --------        ----------             ---------
                          SAN LUIS OBISPO SYSTEM

                          San Luis Obispo County, CA
                          --------------------------
                             Total Population                          229,900           236,700                  0.58%
                             Total Households                           84,500            87,100                  0.61%

                             Median Age                                    34.6               N/A

                          Effective Buying Income (EBI)
                             Total EBI (000's)                      $3,815,008        $4,380,903                  2.80%
                             Average Household EBI                     $45,148           $50,297                  2.18%


                          Santa Barbara County, CA
                          ------------------------
                             Total Population                          338,400           398,100                  3.30%
                             Total Households                          133,400           134,800                  0.21%
                             Median Age                                      33               N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                      $7,021,150        $7,945,923                  2.51%
                             Average Household EBI                     $52,632           $58,946                  2.29%


    4. Tulare, CA

         The Tulare System serves portions of both Tulare County and Fresno County. However, subscribers in Fresno comprised only about 1% of total Tulare System subscribers. The vast majority resided in Tulare County. The service area's economy is agriculture-based, and, as of 1995 was still experiencing the negative effects of a 1991 crop-destroying freeze, which led to continuing high levels of unemployment. The largest employer in the area was Wal Mart Distribution Center. About 50% of the System's service area residents were Hispanic, many of whom were illegal residents.

         As of the appraisal date, Choice Wireless, an MMDS provider that entered the market in 1993, had an estimated 3,000 subscribers, many in the Tulare System's service area. As of December 1995, Choice Wireless offered fewer channels, but at a lower price than the comparable System package. Off-air reception of regional broadcast television stations from Fresno and Bakersfield was good. The three factors of low- income residents, easy access to off-air signals, and the presence of an aggressive competitor kept downward pressure on the System's subscriber levels.

         In 1994, Tulare County had a population of 351,000, with an annual growth rate of 1.63%, shown in Table I (A4). The number of households in the county was 107,800 in 1994, and was estimated to grow at 1.49% per year through 1999. In 1994, the average household EBI of $37,515 in Tulare was notably lower than the corresponding figures for the State of California and the U.S. as a whole.



                                  TABLE I (A4)

                                                                                                                Annual
                                                                             1994              1999         Growth Rate
                                                                         Estimate        Projection           1994-1999
                                                                         --------        ----------           ---------
                          TULARE SYSTEM

                          Tulare County, CA
                          -----------------
                             Total Population                            351,000           380,500                1.63%
                             Total Households                            107,800           116,100                1.49%
                             Median Age                                      30.2               N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                        $4,044,102        $5,020,144                4.42%
                             Average Household EBI                       $37,515           $43,240                2.88%

                                                                                                                Annual
                                                                             1994              1999         Growth Rate
                                                                         Estimate        Projection           1994-1999
                                                                         --------        ----------           ---------
                          TULARE SYSTEM

                          Fresno County, CA
                          -----------------
                             Total Population                            755,800           812,500                1.46%
                             Total Households                            246,000           263,900                1.41%
                             Median Age                                     30.25               N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                        $9,658,848       $11,543,464                3.63%
                             Average Household EBI                       $39,264           $43,742                2.18%


         In Oregon, portions of the counties of Lane, Douglas, Linn and Josephine were served by the Central Region System. Portions of Coos and Douglas Counties were included in the Coos Bay System's service area. The Dallas System's service area covered the counties of Tillamook, Polk, Marion, and Clatsop, and the Florence System served portions of Lane County. Data for population, households, and Effective Buying Income (EBI) were estimated for 1994 and projected for 1999. Also presented, for comparison purposes, are statewide data for Oregon and nationwide data.

         From 1994 through 1999, the State of Oregon was projected to experience population growth of 1.66% per year and household growth of 1.79% per year. The average household EBI in Oregon in 1994 was estimated at $40,597, and it was projected to grow at 3.32% per year through 1999.

    5. Central Region, OR

         Portions of the counties of Lane, Douglas, Josephine, and Linn comprised the Central Region System's service area. About 71% of the subscribers resided in Lane, 23% in Douglas, 3% in Josephine, while the remainder resided in Linn.

         The economy in Lane County is based on retail, lumber and wood, and tourism. Major medical facilities in Lane County are Sacred Heart General Hospital and

McKenzie Williamette Hospital. Higher education is available at the local campus of the University of Oregon. Lane Community College provides an additional education option. Douglas County is very similar to Lane County economically, with retail trade, lumber and wood, and services as its dominant industries.

         As of the appraisal date, an MMDS competitor, American Telecasting, had been in the Central Region System's service area for about two years. There were no SMATV operators in the market, which was most likely due to the limited numbers of MDU's in the area.

         Table I (B1) indicates that Lane County had a 1994 population of 300,900, which was forecasted to grow at a rate of 1.23% through 1999. Douglas County's smaller population of 98,800 was also forecasted to grow at a lower yearly rate of 0.86%. The number of Households in Lane was estimated at 118,000 in 1994, and was forecasted to grow annually by 1.45%. As with population, the number of households in Douglas was proportionately lower (37,400) than the corresponding figure in Lane. Projected household growth for Douglas was lower as well.

         Average household EBI in 1994 was estimated to be $37,290 in Lane and $32,121 in Douglas. Both EBI figures were notably lower than corresponding figures for the State of Oregon ($40,597) and the U.S. as a whole ($45,957). The annual EBI growth rates were projected at 3.28% in Lane and 2.55% in Douglas.



                                  TABLE I (B1)

                                                                                                                Annual
                                                                              1994               1999       Growth Rate
                                                                          Estimate         Projection         1994-1999
                                                                          --------         ----------         ---------
                          CENTRAL REGION SYSTEM


                          Linn County, OR
                          ---------------
                             Total Population                              98,700            106,900              1.61%
                             Total Households                              37,300             40,400              1.61%
                             Median Age                                       36.2                N/A

                                                                                                                Annual
                                                                              1994               1999       Growth Rate
                                                                          Estimate         Projection         1994-1999
                                                                          --------         ----------         ---------
                          CENTRAL REGION SYSTEM


                          Effective Buying Income (EBI)
                             Total EBI (000's)                         $1,365,909         $1,754,617              5.14%
                             Average Household EBI                        $36,620            $43,431              3.47%


                          Josephine County, OR
                          --------------------
                             Total Population                              69,700             79,500              2.67%
                             Total Households                              28,100             32,600              3.02%
                             Median Age                                      40.8                 N/A

                          Effective Buying Income (EBI)
                             Total EBI (000's)                           $864,228         $1,153,979              5.95%
                             Average Household EBI                        $30,755            $35,398              2.85%


                          Lane County, OR
                          ---------------
                             Total Population                             300,900            319,900              1.23%
                             Total Households                             118,000            126,800              1.45%
                             Median Age                                      35.35                N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                         $4,400,199         $5,557,458              4.78%
                             Average Household EBI                        $37,290            $43,829              3.28%


                          Douglas County, OR
                          ------------------
                             Total Population                              98,800            103,100              0.86%
                             Total Households                              37,400             39,400              1.05%
                             Median Age                                       37.3                N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                         $1,201,337         $1,435,185              3.62%
                             Average Household EBI                        $32,121            $36,426              2.55%

                          State of Oregon
                          ---------------
                             Total Population                           3,120,400          3,387,800              1.66%
                             Total Households                           1,207,400          1,319,600              1.79%
                             Median Age                                       35.8                N/A

                                                                                                                Annual
                                                                              1994               1999       Growth Rate
                                                                          Estimate         Projection         1994-1999
                                                                          --------         ----------         ---------
                          CENTRAL REGION SYSTEM


                          Effective Buying Income (EBI)
                             Total EBI (000's)                        $49,016,991        $63,085,455              5.18%
                             Average Household EBI                        $40,597            $47,806              3.32%


                          United States of America
                          ------------------------
                             Total Population                         262,213,300        274,074,500              0.89%
                             Total Households                          96,571,000        101,749,100              1.05%
                             Median Age                                      34.15                N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                     $4,436,178,724     $5,418,070,332              4.08%
                             Average Household EBI                        $45,937            $53,249              3.00%


    6. Coos Bay, OR

         The Coos Bay System served portions of Coos County and Douglas County. However, about 90% of the subscribers resided in Coos County. Industries that are predominant in Coos County include agriculture, commercial fishing, and forestry. Bay Area Hospital serves the county.

         As of the appraisal date, DBS competitors in the market included Direct TV and Primestar, although, the number of subscribers was limited and had yet to impact the System. SMATV operators also had a limited presence in the market. There were no MMDS competitors in the market.

         As shown in Table I (B2), Coos County had a population of 62,800, with a projected annual growth rate of 0.50% through 1999. The number of households was estimated at 25,200 in 1994, and was projected to grow at 0.78% per year. Average household EBI in 1994 was estimated to be $31,285 in Coos, and was forecasted to grow at an annual rate of 2.63%. Average EBI figures for the System's service area were significantly lower than both the Oregon statewide and nationwide averages.

                                  TABLE I (B2)

                                                                                                                Annual
                                                                              1994            1999          Growth Rate
                                                                          Estimate      Projection            1994-1999
                                                                          --------      ----------            ---------
                          COOS BAY SYSTEM

                          Coos County, OR
                          ---------------
                             Total Population                              62,800          64,400                 0.50%
                             Total Households                              25,200          26,200                 0.78%
                             Median Age                                      38.75             N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                           $788,394        $933,095                 3.43%
                             Average Household EBI                        $31,285         $35,614                 2.63%

                          Douglas County, OR
                          ------------------

                             Total Population                              98,800         103,100                 0.86%
                             Total Households                              37,400          39,400                 1.05%
                             Median Age                                       37.3             N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                         $1,201,337      $1,435,185                 3.62%
                             Average Household EBI                        $32,121         $36,426                 2.55%


    7. Dallas, OR

         The counties of Polk, Tillamook, Marion, and Clatsop comprised the Dallas System's service area. Approximately 38% of System subscribers resided in Polk, 31% in Marion, 24% in Tillamook, while less than 7% were in Clatsop. The economy of the service area is based on lumber and wood products, agriculture, and manufacturing. Valley Community Hospital serves the area from the City of Dallas in Polk County.

         In terms of population, Marion was the largest county in the service area, with a population of 253,300. Population figures for Polk and Tillamook were 56,500 and 23,500, respectively. With an annual growth rate of 2.43%, Polk was projected to expand more rapidly than both Tillamook (1.96%) and Marion (1.84%). The number of households in Marion in 1994 was 91,700. Households totaled 20,600 in Polk and 9,700 in Tillamook. Projected household growth for Polk of 2.58%, was higher than growth in Tillamook (1.98%) and Marion (1.89%).

         Estimated average EBI per household of $40,200 in Marion was higher than EBI figures for Polk and Tillamook of $36,245 and $32,432, respectively. Marion also had a higher projected annual EBI growth rate at 3.45% than both Tillamook (3.17%) and Polk (1.79%). Household EBI figures in the Dallas System's service area were lower than EBI figures for both the State of Oregon and the U.S. as a whole. This information is presented in Table I (B3).



                                  TABLE I (B3)

                                                                                                                Annual
                                                                                1994             1999       Growth Rate
                                                                            Estimate       Projection         1994-1999
                                                                            --------       ----------         ---------
                          DALLAS SYSTEM

                          Tillamook County, OR
                          --------------------
                             Total Population                                23,500           25,900              1.96%
                             Total Households                                 9,700           10,700              1.98%
                             Median Age                                         41.3              N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                             $314,595         $405,556              5.21%
                             Average Household EBI                          $32,432          $37,902              3.17%

                          Clatsop County, OR
                          ------------------
                             Total Population                                35,400           37,700              1.27%
                             Total Households                                14,100           15,100              1.38%
                             Median Age                                        37.05              N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                             $465,808         $529,530              2.60%
                             Average Household EBI                          $33,036          $35,068              1.20%

                          Polk County, OR
                          ---------------
                             Total Population                                56,500           63,700              2.43%
                             Total Households                                20,600           23,400              2.58%
                             Median Age                                         35.5              N/A

                                                                                                                Annual
                                                                                1994             1999       Growth Rate
                                                                            Estimate       Projection         1994-1999
                                                                            --------       ----------         ---------
                          DALLAS SYSTEM

                          Effective Buying Income (EBI)
                             Total EBI (000's)                             $746,649         $926,837              4.42%
                             Average Household EBI                          $36,245          $39,608              1.79%


                          Marion County, OR
                          -----------------
                             Total Population                               253,300          277,500              1.84%
                             Total Households                                91,700          100,700              1.89%
                             Median Age                                        35.05              N/A


                          Effective Buying Income (EBI)
                             Total EBI (000's)                           $3,686,300       $4,796,522              5.41%
                             Average Household EBI                          $40,200          $47,632              3.45%


    8. Florence, OR

         As of the appraisal date, the Florence System's subscribers resided in or near Lane County, Oregon. Lane County, served by the Central Region System, was discussed earlier in this report. Data is presented in Table I (B4).



                                  TABLE I (B4)


                                                                                                                Annual
                                                                              1994             1999         Growth Rate
                                                                          Estimate       Projection           1994-1999
                                                                          --------       ----------           ---------
                          FLORENCE SYSTEM
                          Lane County, OR
                          ---------------
                             Total Population                             300,900          319,900                1.23%
                             Total Households                             118,000          126,800                1.45%
                             Median Age                                      35.35              N/A

                          Effective Buying Income (EBI)
                             Total EBI (000's)                         $4,400,199       $5,557,458                4.78%
                             Average Household EBI                        $37,290          $43,829                3.28%

         B.      SERVICES

         Tables II (A1) through (H2) present information on programming offered to subscribers in the eight Systems, as of the appraisal date. Given the use of multiple headends in each System and varying channel capacities, program line-ups available to subscribers differed within the individual Systems. The premium services are shown in boldface and tier services are indicated by =, +, ++ and +++ markings.

    1. Gilroy, CA

         As of December 31, 1995, Gilroy subscribers were served by four headends. Table II (A1) presents the programming service offered by the Gilroy headend, which is microwaved to the counties of Santa Clara and San Benito. Subscribers receiving this programming service comprised about 60% of total System subscribers. Programming included a 21-channel basic service, two tier services, six premium channels, and one pay-per-view channel. Basic service included fourteen local broadcast TV stations, six satellite-delivered services, and one community access programming service. Premium services included Encore, The Movie Channel, The Disney Channel, Showtime, Cinemax and HBO. The single pay-per-view service offered was Request. Subscribers residing in Monterey and San Benito, which comprised about 19% of System subscribers, received the same service with one exception -- Encore was not available. In its place, C-SPAN was offered.

         Roughly 9% of subscribers received programming from the Soledad/Gonzales headend. The 35-channel lineup presented in Table II (A2) included a 16-channel basic service, a 7-channel tier service, a 6-channel tier service, five premium channels, and one pay-per-view service.

         About 8% of System subscribers received the programming shown in Table II (A3) from the King City headend, while less than 5% received the same programming from the Greenfield headend. These subscribers received a 24-channel basic service, a 3-channel tier, a 5-channel tier service, and three premium channels.

                                 TABLE II (A1)

                                 GILROY HEADEND

                                      *    1     REQUEST - PAY PER VIEW
                                           2     KTVU 2-Fox Oakland, CA
                                           3     KICU-TV 36-IND San Jose, CA
                                           4     KRON-TV 4-NBC San Francisco, CA
                                           5     KCCN-TV 46-CBS Monterey, CA
                                           6     KSBW 8-NBC Salinas-Monterey, CA
                                           7     KGO-TV 7-ABC San Francisco, CA
                                           8     KCBA 35-Fox Salinas-Monterey, CA
                                           9     KQED 9-PBS San Francisco, CA
                                          10     KPIX 5-CBS San Francisco, CA
                                          11     KBHK-TV 44-Ind San Francisco, CA
                                          12     KNTV 11-ABC San Jose, CA
                                          13     KSMS-TV 67-Univsn Monterey, CA
                                          14     KTEH 54-PBS San Jose, CA
                                      *   15     ENCORE
                                      *   16     THE MOVIE CHANNEL
                                      *   17     THE DISNEY CHANNEL
                                      *   18     SHOWTIME
                                      *   20     CINEMAX
                                      *   21     HBO
                                      +   22     The Family Channel
                                      +   23     USA Network
                                      +   24     The Discovery Channel
                                      +   25     TNT
                                      =   26     CNN
                                      =   27     The Nashville Network
                                      =   28     ESPN
                                          29     Lifetime
                                          30     QVC
                                          31     Arts & Entertainment
                                          32     Nickelodeon
                                          33     WTBS 17-IND Atlanta, GA
                                          34     Local - Community Access/PEG
                                          35     KSTS 48-Telemundo San Jose, CA
                                          36     MTV

                                 TABLE II (A2)

                                SOLEDAD/GONZALES

                                      *    1     REQUEST - PAY PER VIEW
                                           2     KTVU 2-Fox Oakland, CA
                                           3     WTBS 17-IND Atlanta, GA
                                           4     KCCN-TV 46-CBS Monterey, CA
                                           5     KCBA 35-Fox Salinas-Monterey, CA
                                           6     KSBW 8-NBC Salinas-Monterey, CA
                                           7     Local - Community Access/PEG
                                           8     Local - Community Access/PEG
                                      +    9     USA Network
                                          10     KNTV 11-ABC San Jose, CA
                                          11     KQED 9-PBS San Francisco, CA
                                          12     KICU-TV 36-IND San Jose, CA
                                          13     KSMS-TV 67-Univsn Monterey, CA
                                          14     QVC
                                      =   15     Lifetime
                                      =   16     The Family Channel
                                      =   17     ESPN
                                      =   18     The Nashville Network
                                      =   20     American Movie Classics
                                      =   21     Country Music TV
                                      =   22     Galavision
                                      +   23     CNN
                                      +   24     The Discovery Channel
                                      *   25     HBO
                                      *   26     CINEMAX
                                      *   28     SHOWTIME
                                          29     Sneak Prevue
                                      *   30     THE MOVIE CHANNEL
                                      *   31     THE DISNEY CHANNEL
                                      +   32     Nickelodeon
                                      +   33     CNN Headline News
                                          34     Arts & Entertainment
                                      +   35     Cartoon Network
                                          36     MTV
                                          37     Home Shopping Network

                                 TABLE II (A3)

                       KING CITY AND GREENFIELD HEADENDS

                                      *    2     THE MOVIE CHANNEL
                                           3     KCBA 35-Fox Salinas-Monterey, CA
                                           4     The Discovery Channel
                                      *    5     SHOWTIME
                                           6     The Family Channel
                                           7     Galavision
                                           8     KTVU 2-Fox Oakland, CA
                                           9     KQED 9-PBS San Francisco, CA
                                          10     KSBW 8-NBC Salinas-Monterey, CA
                                          11     KNTV 11-ABC San Jose, CA
                                          12     KCCN-TV 46-CBS Monterey, CA
                                          13     KSMS-TV 67-Univsn Monterey, CA
                                      *   14     THE DISNEY CHANNEL
                                          15     Local - Monterey Co. Office Educational
                                          16     Local - Community Access/PEG
                                      +   17     WTBS 17-IND Atlanta, GA
                                      +   18     WGN-TV
                                      +   20     TNT
                                      +   21     CNN
                                      +   22     CNN Headline News
                                          23     QVC
                                          24     The Nashville Network
                                          25     USA Network
                                          26     MTV
                                          27     Nickelodeon
                                          28     ESPN
                                      =   29     The Learning Channel
                                      =   30     The Weather Channel
                                      =   31     Arts & Entertainment
                                          32     Bravo
                                          33     American Movie Classics
                                          34     Country Music TV
                                          35     Sci-Fi Channel
                                          36     Lifetime
                                          37     Home Shopping Network

    2. Hesperia, CA

         The Hesperia System operated with five headends as of the appraisal date. Table II (B1) presents the programming available to subscribers served by the Hesperia headend, who comprised 58% of total System subscribers. Programming included a 21-channel basic service, an 8-channel tier service, a 7-channel tier service, six premium channels, and one pay-per-view service. Basic service included nine local broadcast TV stations, 12 satellite-delivered services, and one local community programming channel. Premium services included HBO, Cinemax, Showtime, The Movie Channel, Encore, and The Disney Channel. Request pay-per-view service was also offered.

         About 19% of System subscribers received the programming shown in Table II (B2) from the Adelanto headend. This line-up was similar to the line-up available from the Hesperia headend. Minor differences included the packaging of Comedy Central and VH-1, and the inclusion of BET in place of Nostalgia.

         About 18% of subscribers had access to a 40-channel programming service from the Mojave/Rosamond headend shown in Table II (B3). Included were a 26-channel basic service (channel 29 was shared by Comedy Central and VH-1), a 5-channel tier service, a 4-channel tier, and five premium channels.

         About 4% of System subscribers received a 28-channel programming service from the Boron headend, while 1% received a 40-channel programming service from the North Edwards headend. These services are presented in Tables II (B4) and (B5), respectively.



                                 TABLE II (B1)

                                HESPERIA HEADEND

                                            2    KCBS-TV 2-CBS Los Angeles, CA
                                        =   3    ESPN
                                            4    KNBC 4-NBC Los Angeles, CA
                                            5    KTLA 5-Ind Los Angeles, CA
                                            6    KCET 28-PBS Los Angeles, CA

                                HESPERIA HEADEND

                                            7    KABC-TV 7-ABC Los Angeles, CA
                                            8    KHIZ 64-Ind Barstow, CA
                                            9    KCAL 9-Ind Los Angeles, CA
                                           10    Univision
                                           11    KTTV 11-Fox Los Angeles, CA
                                           12    WGN-TV
                                           13    KCOP 13-Ind Los Angeles, CA
                                           14    QVC
                                           15    Local - Character Generated
                                        =  16    The Travel Channel
                                        =  17    Arts & Entertainment
                                        =  18    The Family Channel
                                        =  19    Country Music TV
                                        =  20    Lifetime
                                        =  21    The Nashville Network
                                        =  22    American Movie Classics
                                        +  23    CNN Headline News
                                        +  24    The Discovery Channel
                                           25    The Learning Channel
                                           26    C-SPAN
                                        +  27    Nickelodeon
                                        +  28    USA Network
                                        +  29    CNN
                                           30    Comedy Central
                                           30    VH-1
                                           31    Nostalgia
                                           32    MTV
                                           33    TNT
                                        +  34    Prime Sports
                                        *  35    HBO
                                           36    WTBS 17-Ind Atlanta, GA
                                        *  37    CINEMAX
                                        *  38    SHOWTIME
                                        *  39    THE MOVIE CHANNEL
                                        *  40    ENCORE
                                        *  41    THE DISNEY CHANNEL
                                        *  42    REQUEST - PAY PER VIEW
                                           43    Home Shopping Network
                                        +  44    TV Food Network

                                 TABLE II (B2)

                                ADELANTO HEADEND

                                            2    KCBS-TV 2-CBS Los Angeles, CA
                                        =   3    ESPN
                                            4    KNBC 4-NBC Los Angeles, CA
                                            5    KTLA 5-Ind Los Angeles, CA
                                            6    KCET 28-PBS Los Angeles, CA
                                            7    KABC-TV 7-ABC Los Angeles, CA
                                            8    KHIZ 64-Ind Barstow, CA
                                            9    KCAL 9-Ind Los Angeles, CA
                                           10    Univision
                                           11    KTTV 11-Fox Los Angeles, CA
                                           12    WGN-TV
                                           13    KCOP 13-Ind Los Angeles, CA
                                           14    QVC
                                           15    Local - Character Generated
                                        =  16    The Travel Channel
                                        =  17    Arts & Entertainment
                                        =  18    The Family Channel
                                        =  19    Country Music TV
                                        =  20    Lifetime
                                        =  21    The Nashville Network
                                        =  22    American Movie Classics
                                        +  23    CNN Headline News
                                        +  24    The Discovery Channel
                                           25    The Learning Channel
                                           26    C-SPAN
                                        +  27    Nickelodeon
                                        +  28    USA Network
                                        +  29    CNN
                                        =  30    Comedy Central
                                        =  30    VH-1
                                           31    Black Entertainment TV
                                           32    MTV
                                           33    TNT
                                        +  34    Prime Sports
                                        *  35    HBO
                                           36    WTBS 17-Ind Atlanta, GA
                                        *  37    CINEMAX

                                ADELANTO HEADEND

                                        *  38    SHOWTIME
                                        *  39    THE MOVIE CHANNEL
                                        *  40    ENCORE
                                        *  41    THE DISNEY CHANNEL
                                        *  42    REQUEST - PAY PER VIEW
                                           43    Home Shopping Network
                                        +  44    TV Food Network

                                 TABLE II (B3)

                            MOJAVE/ROSAMOND HEADEND

                                            2    KCBS-TV 2-CBS Los Angeles, CA
                                            3    KHIZ 64-Ind Barstow, CA
                                            4    KNBC 4-NBC Los Angeles, CA
                                            5    KTLA 5-Ind Los Angeles, CA
                                            6    ESPN
                                            7    KABC-TV 7-ABC Los Angeles, CA
                                            8    KTBN-TV 40 Ind Los Angeles, CA
                                            9    KCAL 9-Ind Los Angeles, CA
                                           10    Spanish International Network
                                           11    KTTV 11-Fox Los Angeles, CA
                                           12    KCET 28-PBS Los Angeles, CA
                                           13    KCOP 13-Ind Los Angeles, CA
                                           14    The Family Channel
                                        +  15    TV Food Network
                                        +  16    ESPN 2
                                        +  17    WTBS 17-Ind Atlanta, GA
                                        +  18    WGN-TV
                                        =  19    Lifetime
                                        =  20    CNN
                                        =  21    CNN Headline News
                                        =  22    The Discovery Channel
                                        =  23    American Movie Classics
                                        *  24    HBO
                                        *  25    CINEMAX
                                        *  26    SHOWTIME
                                        *  27    THE MOVIE CHANNEL
                                           28    MTV
                                           29    Comedy Central
                                           29    VH-1
                                        *  30    THE DISNEY CHANNEL
                                           31    Local - Community Access/PEG
                                           32    ACTS
                                           33    CNBC
                                           34    QVC
                                           35    USA Network
                                           36    Sci-Fi Channel
                                           37    Bravo
                                           38    E! - Entertainment
                                           39    Home Shopping Network
                                           40    The Nashville Network
                                           41    Nickelodeon

                                 TABLE II (B4)

                                 BORON HEADEND

                                            2    KCBS-TV 2-CBS Los Angeles, CA
                                        +   3    WTBS 17-Ind Atlanta, GA
                                            4    KNBC 4-NBC Los Angeles, CA
                                            5    KTLA 5-Ind Los Angeles, CA
                                        *   6    SHOWTIME
                                            7    KABC-TV 7-ABC Los Angeles, CA
                                            8    KHIZ 64-Ind Barstow, CA
                                            9    KCAL 9-Ind Los Angeles, CA
                                        +  10    The Discovery Channel
                                           11    KTTV 11-Fox Los Angeles, CA
                                           12    KBAK-TV 29-ABC Bakersfield, CA
                                           13    KCOP 13-Ind Los Angeles, CA
                                           14    MTV
                                           15    KERO-TV 23-CBS Bakersfield, CA
                                           16    Home Shopping Network
                                        *  17    THE MOVIE CHANNEL
                                        +  18    CNN
                                           20    The Family Channel
                                        *  21    HBO
                                        *  22    THE DISNEY CHANNEL
                                           23    ESPN
                                           24    C-SPAN
                                        +  25    The Nashville Network
                                           26    QVC
                                        +  27    TV Food Network
                                           28    Nickelodeon
                                        =  29    American Movie Classics
                                        =  30    Lifetime

                                 TABLE II (B5)

                             NORTH EDWARDS HEADEND

                                            2    KCBS-TV 2-CBS Los Angeles, CA
                                            3    Arts & Entertainment
                                            4    KNBC 4-NBC Los Angeles, CA
                                            5    KTLA 5-Ind Los Angeles, CA
                                            6    KCET 28-PBS Los Angeles, CA
                                            7    KABC-TV 7-ABC Los Angeles, CA
                                            8    KHIZ 64-Ind Barstow, CA
                                            9    KCAL 9-Ind Los Angeles, CA
                                           10    The Learning Channel
                                           11    Fox Network
                                           12    WGN-TV
                                           13    KCOP 13-Ind Los Angeles, CA
                                           14    QVC
                                           15    KTBN-TV 40 Ind Los Angeles, CA
                                           16    WTBS 17-Ind Atlanta, GA
                                           17    C-SPAN
                                        +  18    CNN
                                        +  20    Nickelodeon
                                        +  21    CNN Headline News
                                        +  22    The Discovery Channel
                                        =  23    American Movie Classics
                                        =  24    The Family Channel
                                        =  25    Lifetime
                                        =  26    ESPN
                                        =  27    Sci-Fi Channel
                                        =  28    The Nashville Network
                                        =  29    Country Music TV
                                           30    Comedy Central
                                           30    VH-1
                                           31    MTV
                                           32    TNT
                                        +  33    Prime Sports
                                        *  34    HBO
                                        *  35    CINEMAX
                                           36    The Travel Channel
                                        *  37    SHOWTIME
                                        *  38    THE MOVIE CHANNEL
                                        *  39    THE DISNEY CHANNEL
                                        +  40    USA Network
                                           41    Home Shopping Network
                                        +  42    TV Food Network

    3. San Luis Obispo, CA

         As of the appraisal date, the San Luis Obispo System had four headends. Table II (C1) presents the programming available to subscribers receiving service from the San Luis Obispo County headend. These subscribers comprised about 56% of total System subscribers. Programming included a 22-channel basic service, a 13-channel expanded basic service, a 6-channel tier service, two 4-channel tiers, six premium channels, and one pay-per-view service. Basic service included eight local broadcast TV stations, ten satellite-delivered services, and five local community access programming services. Premium services included The Disney Channel, Showtime, Cinemax, HBO, The Movie Channel, and Playboy. The pay-per-view service Request was also available. Due to limited capacity, channel sharing was employed for several channels, including two local community access programming services, VH-1, and Comedy Central.

         About 37% of subscribers were served by the Atascadero headend. These subscribers had access to the 36 channels of programming shown in Table II
(C2). Basic service included one local community access programming channel, and the same local broadcast TV stations and satellite-delivered services available at the San Luis Obispo County headend. Premium and pay-per-view services also duplicated those at the San Luis Obispo County headend.

         About 5% of San Luis Obispo System subscribers were served by the Guadalupe headend, and less than 2% were served by the Los Alamos headend. Tables II (C3) and (C4) present the programming services received by those subscribers, respectively.

                                 TABLE II (C1)

                            SAN LUIS OBISPO HEADEND

                                              2     KCOY-TV 12-CBS Santa Maria, CA
                                              3     KEYT-TV 3-ABC Santa Barbara, CA
                                              4     KSBY 6-NBC San Luis Obispo, CA
                                              5     KTLA 5-Ind Los Angeles, CA
                                              6     California Channel
                                              7     The Family Channel
                                              8     KCET 28-PBS Los Angeles, CA
                                              9     KCAL 9-Ind Los Angeles, CA
                                             10     C-SPAN
                                             11     KTTV 11-Fox Los Angeles, CA
                                             12     QVC
                                             13     KADY-TV 63-Ind Oxnard, CA
                                             14     WTBS 17-Ind Atlanta, GA
                                             15     Arts & Entertainment
                                             16     The Learning Channel
                                         *   17     THE DISNEY CHANNEL
                                         +   18     Prime Sports
                                         *   19     SHOWTIME
                                         *   20     CINEMAX
                                         *   21     HBO
                                         *   22     THE MOVIE CHANNEL
                                         +   23     Bravo
                                         *   24     REQUEST - PAY PER VIEW
                                         =   25     CNN
                                         =   26     The Nashville Network
                                         =   27     American Movie Classics
                                         =   28     Lifetime
                                         =   29     Comedy Central
                                         =   30     CNBC
                                         =   31     ESPN
                                             32     Nickelodeon
                                             33     USA Network
                                         +   34     The Discovery Channel
                                             35     TNT
                                             36     MTV
                                         =   37     Univision
                                         =   38     Prevue Guide
                                         =   39     Home Shopping Network
                                         =   40     Sneak Prevue
                                         =   41     TV Food Network
                                         =   42     ESPN 2
                                       +++   43     The History Channel
                                       +++   45     Country Music TV

                            SAN LUIS OBISPO HEADEND

                                       +++   46     FXM - Fox Movies
                                       +++   47     Eternal Word TV Network
                                        ++   48     Cartoon Network
                                        ++   50     E! - Entertainment TV
                                        ++   51     Sci-Fi Channel
                                        ++   52     Newstalk Television
                                         +   53     The Weather Channel
                                         +   54     CNN Headline News
                                         +   55     Home & Garden TV
                                             59     Local - Government Access
                                             60     Local - Educational Access
                                             61     Local - Community Access/PEG
                                         *   80     PLAYBOY

                                 TABLE II (C2)

                               ATASCADERO HEADEND

                                              2     KCOY-TV 12-CBS Santa Maria, CA
                                              3     KEYT-TV 3-ABC Santa Barbara, CA
                                              4     KSBY 6-NBC San Luis Obispo, CA
                                              5     KTLA 5-Ind Los Angeles, CA
                                              6     Local - Community Access/PEG
                                              7     The Family Channel
                                              8     KCET 28-PBS Los Angeles, CA
                                              9     KCAL 9-Ind Los Angeles, CA
                                             10     C-SPAN
                                             11     KTTV 11-Fox Los Angeles, CA
                                             12     QVC
                                             13     KADY-TV 63-Ind Oxnard, CA
                                             14     WTBS 17-Ind Atlanta, GA
                                             15     Arts & Entertainment
                                             16     The Learning Channel
                                         *   17     THE DISNEY CHANNEL
                                         +   18     Prime Sports
                                         *   19     SHOWTIME
                                         *   20     CINEMAX
                                         *   21     HBO
                                         *   22     THE MOVIE CHANNEL
                                         +   23     Bravo
                                         *   24     REQUEST - PAY PER VIEW
                                         =   25     CNN
                                         =   26     The Nashville Network
                                         =   27     American Movie Classics
                                         =   28     Lifetime
                                         =   29     Comedy Central
                                         =   29     VH-1
                                         =   30     CNBC
                                         =   31     ESPN
                                             32     Nickelodeon
                                             33     USA Network
                                         +   34     The Discovery Channel
                                             35     TNT
                                             36     MTV
                                         *   80     PLAYBOY

                                 TABLE II (C3)

                               GUADALUPE HEADEND

                                              2     KCOY-TV 12-CBS Santa Maria, CA
                                              3     KEYT-TV 3-ABC Santa Barbara, CA
                                              4     KSBY 6-NBC San Luis Obispo, CA
                                              5     KTLA 5-Ind Los Angeles, CA
                                              6     Local - Community Access/PEG
                                              7     K07TA 7-LPTV Santa Maria, CA
                                              8     KCET 28-PBS Los Angeles, CA
                                              9     KCAL 9-Ind Los Angeles, CA
                                             10     C-SPAN
                                             11     KTTV 11-Fox Los Angeles, CA
                                             12     QVC
                                             13     KADY-TV 63-Ind Oxnard, CA
                                             14     WTBS 17-Ind Atlanta, GA
                                             15     Arts & Entertainment
                                             16     The Learning Channel
                                         *   17     THE DISNEY CHANNEL
                                         +   18     Prime Sports
                                         *   19     SHOWTIME
                                         *   20     CINEMAX
                                         *   21     HBO
                                         *   22     THE MOVIE CHANNEL
                                         +   23     Bravo
                                         *   24     REQUEST - PAY PER VIEW
                                         =   25     CNN
                                         =   26     The Nashville Network
                                         =   27     American Movie Classics
                                         =   28     Lifetime
                                         =   29     Comedy Central
                                         =   29     VH-1
                                         =   30     CNBC
                                             31     ESPN
                                             32     Nickelodeon
                                             33     USA Network
                                         +   34     The Discovery Channel
                                             35     TNT
                                             36     MTV
                                         *   80     PLAYBOY

                                 TABLE II (C4)

                               LOS ALAMOS HEADEND

                                              2     QVC
                                              3     KEYT-TV 3-ABC Santa Barbara, CA
                                              4     The Family Channel
                                              5     Bravo
                                              6     KSBY 6-NBC San Luis Obispo, CA
                                         *    7     HBO
                                         *    8     CINEMAX
                                              9     The learning Channel
                                             10     MTV
                                             11     ESPN
                                             12     KCOY-TV 12-CBS Santa Maria, CA
                                             13     Local - Community Access
                                         =   14     USA Network
                                         =   15     Lifetime
                                         =   16     Country Music TV
                                         +   17     CNN
                                         +   18     WTBS 17-Ind Atlanta, GA
                                         +   19     The Discovery Channel
                                         +   20     CNN Headline News
                                         *   21     THE DISNEY CHANNEL
                                         *   22     GALAVISION




    4. Tulare, CA

         As of the appraisal date, the Tulare System was served by three headends. About 98% of System subscribers received programming from the Porterville/Tulare headend. As shown in Table II (D1), the service consisted of a 21-channel basic service, two 6-channel tier services, five premium channels, and one pay-per-view channel. Basic service included 14 local broadcast TV stations, six satellite-delivered services, and one local community access programming service. Premium services offered were The Disney Channel, Cinemax, The Movie Channel, HBO, and Showtime. The pay-per-view service Request was also offered.

         About 1% of the subscribers received a 12-channel program line-up from the California Hot Springs headend, and less than 1% subscribers received a 13-channel line-up from Jack Ranch/Posey headend. Tables II (D2) and (D3) present this information.



                                 TABLE II (D1)
                           PORTERVILLE/TULARE HEADEND

                                          +    1      Country Music TV
                                               2      KSEE 24-NBC Fresno, CA
                                               3      KFSN-TV 30-ABC Fresno, CA
                                               4      KVPT 18-PBS Fresno, CA
                                               5      KTLA 5-Ind Los Angeles, CA
                                               6      KMPH 26-Fox Visalia-Fresno, CA
                                               7      KJEO 47-CBS Fresno, CA
                                               8      KBAK-TV 29-ABC Bakersfield, CA
                                               9      KFTV 21-Univsn Hanford, CA
                                              10      KERO-TV 23-CBS Bakersfield, CA
                                              11      KNXT 49-ETV Visalia, CA
                                              12      Local-Character Generated
                                              13      USA Network
                                              14      WTBS 17-Ind Atlanta, GA
                                          +   15      C-SPAN
                                          +   15      Prime Sports
                                          +   16      TNT
                                              17      KGET 17-NBC Bakersfield, CA
                                          =   18      The Discovery Channel
                                          =   19      The Weather Channel
                                          =   20      Lifetime
                                          =   21      ESPN
                                          =   22      CNBC
                                              23      MTV
                                          +   24      CNN
                                          =   25      Nickelodeon
                                          +   26      The Nashville Network
                                              27      Trinity Broadcast Network
                                          +   28      CNN Headline News
                                              29      Arts & Entertainment
                                          *   30      THE DISNEY CHANNEL
                                          *   31      CINEMAX
                                          *   32      REQUEST - PAY PER VIEW
                                          *   33      THE MOVIE CHANNEL
                                          *   34      HBO
                                          *   35      SHOWTIME
                                              36      QVC
                                              37      KAIL 53-Ind Fresno, CA
                                              38      KMSG-TV 59-Telemundo Sanger, CA
                                              39      KKAG 61-Ind Porterville, CA

                                 TABLE II (D2)

                         CALIFORNIA HOT SPRINGS HEADEND

                                               2      KSEE 24-NBC Fresno, CA
                                               3      ESPN
                                               4      KMPH 26-Fox Visalia-Fresno, CA
                                          *    5      SHOWTIME
                                               6      KERO-TV 23-CBS Bakersfield, CA
                                               7      KBAK-TV 29-ABC Bakersfield, CA
                                               8      QVC
                                               9      KVPT 18-PBS Fresno, CA
                                              10      CNN
                                              11      Arts & Entertainment
                                              12      Sci-Fi Channel
                                              13      The Discovery Channel





                                 TABLE II (D3)

                            JACK RANCH/POSEY HEADEND

                                               2      KFSN-TV 30-ABC Fresno, CA
                                               3      ESPN
                                               4      KSEE 24-NBC Fresno, CA
                                          *    5      THE MOVIE CHANNEL
                                               6      KMPH 26-Fox Visalia-Fresno, CA
                                               7      KJEO 47-CBS Fresno, CA
                                               8      KBAK-TV 29-ABC Bakersfield, CA
                                               9      QVC
                                              10      CNN
                                              11      KVPT 18-PBS Fresno, CA
                                              12      Sci-Fi Channel
                                              13      The Discovery Channel
                                              22      CNN Headline News





    5. Central Region, OR

         As of the appraisal date, there were eight headends in the Central Region System. Table II (E1) presents the programming available to subscribers receiving service from the Bear Mountain headend. These subscribers, comprising about 45% of total System subscribers, had access to a 15-channel basic service, three tier services with between four to six channels each, and five premium channels. The basic line-up included seven local broadcast TV stations, nine satellite-delivered services, one microwave-delivered service, and one local community access programming channel. Premium services included The Movie Channel, Showtime, HBO, Cinemax, and The Disney Channel. The same programming services were offered to subscribers served from the Drain/Yoncalla headend, which served less than 6% of System subscribers; and the Bear Mountain/Cottage Grove headend, which served only about 3% of subscribers.

         About 14% of System subscribers, served by the Sutherlin/Oakland headend, received programming services presented in Table II (E2). A 15-channel basic service was comprised of six local broadcast TV stations, eight satellite-delivered services, and one local community access programming service. Additionally, a 4-channel tier, a 5-channel tier, and four premium services were available to these subscribers.

         Table II (E3) presents the programming offered to the 13% of total System subscribers receiving service from the Cottage Grove headend. Programming available included a 29-channel basic service, a 4-channel tier service, and six premium channels. Basic service consisted of seven local broadcast TV stations, 18 satellite-delivered programming services, one microwave-delivered service, and three local community access programming channels.

         Approximately 10% of subscribers received the programming service shown in Table II (E4) from the Veneta headend. Basic service consisted of seven local broadcast TV stations, four satellite-delivered services, one microwave-delivered service, and one local community access programming channel. The subscribers could also receive a 4-channel tier, a 5-channel tier, and four premium services.

         The Cave Junction headend served less than 6% of System subscribers, while the Brownsville headend served less than 4% of System subscribers. The programming services available from those headends were presented in Tables II
(E5) and (E6), respectively.

                                 TABLE II (E1)

               BEAR MOUNTAIN AND BEAR MT./COTTAGE GROVE HEADENDS

                                            +    2      Nickelodeon
                                            +    3      Country Music TV
                                                 4      KEZI 9-ABC Eugene, OR
                                                 5      WGN-TV
                                                 6      KMTR 16-NBC Eugene, OR
                                                 7      KOAC-TV 7-PBS Corvallis, OR
                                                 8      KVAL-TV 13-CBS Eugene, OR
                                                 9      Local - Community Access/PEG
                                                 9      C-SPAN
                                                10      WTBS 17-Ind Atlanta, GA
                                                11      K25AS 25-Fox Eugene, OR
                                                12      KEVU 34-Ind Eugene, OR
                                                13      QVC
                                            *   14      THE MOVIE CHANNEL
                                            +   15      The Discovery Channel
                                           ++   16      The Weather Channel
                                            *   17      SHOWTIME
                                            *   18      HBO
                                            +   19      The Family Channel
                                                20      Prime Sports Northwest
                                            *   21      BLAZERCABLE
                                           ++   22      Cinemax
                                            =   23      CNN Headline News
                                            =   24      ESPN
                                            =   25      CNN
                                            =   26      Lifetime
                                            =   27      Sci-Fi Channel
                                            +   28      The Nashville Network
                                                29      MTV
                                                30      VH-1
                                                30      Comedy Central
                                                31      Arts & Entertainment
                                           ++   32      Cartoon Network
                                            *   33      THE DISNEY CHANNEL
                                           ++   34      The Learning Channel
                                                35      American Movie Classics
                                            +   36      USA Network

                                 TABLE II (E2)

                           SUTHERLIN/OAKLAND HEADEND

                                            *    2      HBO
                                                 3      KLSR-TV 29-Fox Winston, OR
                                                 4      KPIC 4-CBS Roseburg, OR
                                                 5      KOBI 5-NBC Medford, OR
                                                 6      ESPN
                                                 7      KOAC-TV 7-PBS Corvallis, OR
                                                 8      QVC
                                                 9      KEZI 9-ABC Eugene, OR
                                                10      KMTR 16-NBC Eugene, OR
                                                11      Local - Community Access/PEG
                                            *   12      THE MOVIE CHANNEL
                                            =   13      Country Music TV
                                            +   14      CNN Headline News
                                            +   15      CNN
                                            +   15      Blazercable
                                            +   16      TNT
                                                17      The Family Channel
                                                18      Nickelodeon
                                                19      Arts & Entertainment
                                            *   20      THE DISNEY CHANNEL
                                            *   21      SHOWTIME
                                                22      Lifetime
                                                23      American Movie Classics
                                                24      E! - Entertainment TV
                                            =   95      Sci-Fi Channel
                                            =   96      The Nashville Network
                                            =   97      USA Network
                                            +   98      WGN-TV
                                            +   99      WTBS 17-Ind Atlanta, GA

                                 TABLE II (E3)

                             COTTAGE GROVE HEADEND

                                                 2      KMTR 16-NBC Eugene, OR
                                                 3      C-SPAN
                                                 4      Local-Character Generated
                                                 5      KOBI 5-NBC Medford, OR
                                                 6      Local - Community Access/PEG
                                                 7      KOAC-TV 7-PBS Corvallis, OR
                                                 8      ESPN
                                                 9      KEZI 9-ABC Eugene, OR
                                                10      Local - Community Access/PEG
                                                11      K25AS 25-Fox Eugene, OR
                                                12      KEVU 34-Ind Eugene, OR
                                                13      KVAL-TV 13-CBS Eugene, OR
                                                14      Arts & Entertainment
                                                15      WGN-TV
                                                16      WTBS 17-Ind Atlanta, GA
                                            +   17      WWOR-TV
                                            +   18      Nickelodeon
                                                20      The Family Channel
                                            +   21      The Nashville Network
                                            +   22      Country Music TV
                                            *   23      THE DISNEY CHANNEL
                                            *   24      HBO
                                            *   25      CINEMAX
                                            *   26      SHOWTIME
                                            +   27      USA Network
                                            +   28      The Discovery Channel
                                            =   29      CNN
                                                30      Blazercable
                                            =   30      CNN Headline News
                                            =   31      The Weather Channel
                                                32      New Inspirational Network
                                                33      Trinity Broadcast Network
                                                34      MTV
                                                35      Nostalgia
                                                36      American Movie Classics
                                                37      The Learning Channel
                                            *   38      THE MOVIE CHANNEL
                                                39      Lifetime
                                            *   40      ENCORE
                                                41      QVC
                                            =   42      Sci-Fi Channel
                                                43      The Travel Channel
                                                44      Bravo
                                                45      fX
                                                46      Home Shopping Network

                                 TABLE II (E4)

                                 VENETA HEADEND

                                                 2      KATU 2-ABC Portland, OR
                                            =    3      ESPN
                                            *    4      HBO
                                                 5      The Family Channel
                                                 6      KOIN 6-CBS Portland, OR
                                                 7      KOAC-TV 7-PBS Corvallis, OR
                                                 8      KMTR 16-NBC Eugene, OR
                                                 9      MTV
                                                10      KVAL-TV 13-CBS Eugene, OR
                                                11      KEZI 9-ABC Eugene, OR
                                                12      K25AS 25-Fox Eugene, OR
                                                13      Local - Community Access/PEG
                                            +   14      CNN Headline News
                                            +   15      CNN
                                            =   16      Nickelodeon
                                            =   17      USA Network
                                            *   18      SHOWTIME
                                            *   19      THE DISNEY CHANNEL
                                            +   20      WTBS 17-Ind Atlanta, GA
                                            +   21      The Nashville Network
                                            +   22      The Discovery Channel
                                            *   23      THE MOVIE CHANNEL
                                                24      Nostalgia
                                                98      Blazercable
                                                98      C-SPAN
                                            =   99      Sci-Fi Channel

                                 TABLE II (E5)

                             CAVE JUNCTION HEADEND

                                                 2      WTBS 17-Ind Atlanta, GA
                                                 3      The Family Channel
                                            *    4      HBO
                                                 5      KOBI 5-NBC Medford, OR
                                                 6      ESPN
                                                 7      KSYS 8-PBS Medford, OR
                                                 8      Blazercable
                                            =    8      CNN
                                            =    9      USA Network
                                                10      KTVL-TV 10-CBS Medford, OR
                                                11      Nickelodeon
                                            =   12      The Discovery Channel
                                                13      KDRV 12-ABC Medford, OR
                                            +   14      American Movie Classics
                                            =   15      CNN Headline News
                                            +   16      TNT
                                            +   17      Country Music TV
                                            +   18      The Nashville Network
                                                19      Arts & Entertainment
                                                20      Lifetime
                                                21      QVC
                                            *   22      CINEMAX
                                            *   23      THE DISNEY CHANNEL
                                            *   24      SHOWTIME
                                                97      Trinity Broadcast Network
                                            =   98      Sci-Fi Channel
                                                99      Fox Network

                                 TABLE II (E6)

                              BROWNSVILLE HEADEND

                                                 2      KATU 2-ABC Portland, OR
                                                 3      K25AS 25-Fox Eugene, OR
                                                 4      ESPN
                                                 5      WTBS 17-Ind Atlanta, GA
                                                 6      KOIN 6-CBS Portland, OR
                                                 7      KOAC-TV 7-PBS Corvallis, OR
                                                 8      KGW-TV 8-NBC Portland, OR
                                                 9      KEZI 9-ABC Eugene, OR
                                                10      KMTR 16-NBC Eugene, OR
                                                11      QVC
                                                12      KPTV 12-Ind Portland, OR
                                                13      KVAL-TV 13-CBS Eugene, OR
                                                14      American Movie Classics
                                            =   15      Sci-Fi Channel
                                                16      Blazercable
                                                16      Trinity Broadcast Network
                                            *   17      SHOWTIME
                                            *   18      HBO
                                            *   19      THE DISNEY CHANNEL
                                            *   20      THE MOVIE CHANNEL
                                            +   21      Country Music TV
                                            +   22      The Nashville Network
                                            =   23      Arts & Entertainment
                                            =   24      Lifetime
                                                25      The Family Channel
                                                26      Nickelodeon
                                            +   27      TNT
                                            +   28      The Discovery Channel
                                            *   29      REQUEST - PAY PER VIEW
                                            +   30      CNN
                                            =   31      USA Network
                                                32      Home Shopping Network
                                                33      Home & Garden TV




    6. Coos Bay, OR

         As of the appraisal date, Coos Bay was also served by eight headends. About 58% of total System subscribers were served by the Coos Bay headend. Programming shown in Table II (F1) included a 29-channel basic service, two 7-channel tier services, a

6-channel tier, six premium channels, and five pay-per-view services. Basic service consisted of seven local broadcast TV stations, 20 satellite-delivered services, and two local community access programming channels. Premium services were HBO, Cinemax, Showtime, The Movie Channel, The Disney Channel, and Encore. Pay-per-view services available included Action, Viewer's Choice, Spice, and several Request services. Subscribers served by the Hauser headend, comprising less than 3% of total System subscribers, received the same line-up as Coos Bay with one additional satellite-delivered channel, WGN-TV.

         Approximately 15% of System subscribers had available the 34-channel programming service shown in Table II (F2). The Reedsport headend line-up consisted of a 21-channel basic service, two 4-channel tiers, and five premium channels. Basic service included seven local broadcast TV stations, 12 satellite-delivered services, two local community access programming services.

         The Coquille headend served about 10% of System subscribers. As shown in Table II (F3), this headend offered a total of 34 channels of programming, including a 20-channel basic service, a 4-channel tier, a 6-channel tier, and four premium channels.

         Nearly 9% of System subscribers were served by the Bandon headend, and received the 33-channel program line-up shown in Table II (F4). The Myrtle Point headend served about 4% of subscribers, while the Powers and Gardiner headends each served roughly 1%. The programming services received by these subscribers are presented in Tables II (F5), (F6), and (F7), respectively.

                                 TABLE II (F1)

                          COOS BAY AND HAUSER HEADENDS

                                             2      KLSR-TV 63-Fox Eugene, OR
                                             3      Local - Falcon Cable Marketplace
                                             4      KCBY-TV 11-CBS Coos Bay, OR
                                             5      KOBI 5-NBC Medford, OR
                                             6      KMTZ 23-NBC Coos Bay, OR
                                             7      KOAC-TV 7-PBS Corvallis, OR
                                             8      American Movie Classics
                                             9      KEZI 9-ABC Eugene, OR
                                            10      Arts & Entertainment
                                            11      QVC
                                            12      KPTV 12-Ind Portland, OR
                                            13      Prevue Guide
                                            14      Local - Community Access/PEG
                                            15      Mind Extension University
                                        =   16      The Discovery Channel
                                        =   17      CNN Headline News
                                        =   18      ESPN
                                        =   19      Blazercable
                                        =   20      The Family Channel
                                        =   21      Nickelodeon
                                        =   22      CNN
                                            23      Sneak Prevue
                                            24      Lifetime
                                            25      E! - Entertainment
                                            26      fX
                                       ++   27      WTBS 17-Ind Atlanta, GA
                                       ++   28      The History Channel
                                        *   29      HBO
                                        *   30      CINEMAX
                                        *   31      SHOWTIME
                                        *   32      THE MOVIE CHANNEL
                                        *   33      THE DISNEY CHANNEL
                                        *   34      ENCORE
                                        +   35      The Nashville Network
                                        +   36      Comedy Central
                                        +   37      TNT
                                        +   38      USA Network
                                        +   39      Country Music TV
                                        +   40      Sci-Fi Channel
                                        +   41      Bravo
                                            42      CNBC
                                            43      Prime Sports Northwest
                                            44      C-SPAN 2

                          COOS BAY AND HAUSER HEADENDS

                                            45      MTV
                                            46      The Learning Channel
                                            47      VH-1
                                            48      The Weather Channel
                                            49      Home Shopping Network
                                            50      C-SPAN
                                            51      The Travel Channel
                                       ++   52      FXM-Fox Movies
                                       ++   53      Newstalk Television
                                       ++   54      Cartoon Network
                                            55      Trinity Broadcast Network
                                        *   57      REQUEST - PAY PER VIEW
                                        *   58      ACTION - PAY PER VIEW
                                        *   59      REQUEST - PAY PER VIEW
                                        *   60      VIEW'S CHOICE - PPV
                                        *   61      SPICE - PAY PER VIEW
                                       ++   63      ESPN 2

                                 TABLE II (F2)

                               REEDSPORT HEADEND

                                             2      ESPN
                                             3      KLSR-TV 63-Fox Eugene, OR
                                             4      QVC
                                             5      KOBI 5-NBC Medford, OR
                                             6      KMTZ 23-NBC Coos Bay, OR
                                             7      KOAC-TV 7-PBS Corvallis, OR
                                             8      The Family Channel
                                             9      KEZI 9-ABC Eugene, OR
                                            10      Blazercable
                                            10      Local - Community Access/PEG
                                            11      KCBY-TV 11-CBS Coos Bay, OR
                                            12      KPTV 12-Ind Portland, OR
                                            13      CNN
                                            14      USA Network
                                        =   15      Arts & Entertainment
                                        =   16      The Nashville Network
                                        =   17      Lifetime
                                        =   18      American Movie Classics
                                        +   19      TNT
                                        +   20      The Discovery Channel
                                        +   21      WGN-TV
                                        +   22      WTBS 17-Ind Atlanta, GA
                                        *   23      SHOWTIME
                                        *   24      THE DISNEY CHANNEL
                                        *   25      HBO
                                        *   26      CINEMAX
                                        *   27      THE MOVIE CHANNEL
                                            28      CNN Headline News
                                            29      C-SPAN
                                            30      Bravo
                                            31      E! - Entertainment
                                            32      Sci-Fi Channel
                                            33      Home Shopping Network
                                            34      Home & Garden TV
                                            35      Local - Community Access/PEG

                                 TABLE II (F3)

                                COQUILLE HEADEND

                                             2      KLSR-TV 63-Fox Eugene, OR
                                             3      QVC
                                             4      ESPN
                                             5      KOBI 5-NBC Medford, OR
                                             6      KMTZ 23-NBC Coos Bay, OR
                                        *    7      SHOWTIME
                                             8      KOAC-TV 7-PBS Corvallis, OR
                                             9      KEZI 9-ABC Eugene, OR
                                            10      The Family Channel
                                            11      KCBY-TV 11-CBS Coos Bay, OR
                                            12      KPTV 12-Ind Portland, OR
                                            13      WTBS 17-Ind Atlanta, GA
                                        =   14      Lifetime
                                        =   15      USA Network
                                        =   16      Arts & Entertainment
                                        +   17      The learning Channel
                                        +   18      Country Music TV
                                        +   19      The Discovery Channel
                                        =   20      ESPN 2
                                        +   21      The Nashville Network
                                        +   22      Sci-Fi Channel
                                            23      CNN Headline News
                                        *   24      THE DISNEY CHANNEL
                                        *   25      THE MOVIE CHANNEL
                                            26      CNN
                                        *   27      HBO
                                            28      fX
                                            29      Blazercable
                                            30      Bravo
                                        +   31      C-SPAN
                                            32      Home Shopping Network
                                            33      E! - Entertainment TV
                                            34      WGN-TV
                                            35      Comedy Central

                                 TABLE II (F4)

                                 BANDON HEADEND

                                             2      KLSR-TV 63-Fox Eugene, OR
                                             3      QVC
                                             4      ESPN
                                             5      KOBI 5-NBC Medford, OR
                                             6      KMTZ 23-NBC Coos Bay, OR
                                        *    7      SHOWTIME
                                             8      KOAC-TV 7-PBS Corvallis, OR
                                             9      KEZI 9-ABC Eugene, OR
                                            10      WGN-TV
                                            11      KCBY-TV 11-CBS Coos Bay, OR
                                            12      KPTV 12-Ind Portland, OR
                                            13      The Family Channel
                                        =   14      Arts & Entertainment
                                        =   15      USA Network
                                        =   16      Lifetime
                                        +   17      ESPN 2
                                        +   18      Country Music TV
                                        +   19      The Discovery Channel
                                        +   20      TNT
                                        +   21      The Nashville Network
                                        +   22      Sci-Fi Channel
                                        *   23      HBO
                                            24      CNN Headline News
                                        *   25      THE MOVIE CHANNEL
                                            26      CNN
                                            27      Bravo
                                        *   28      THE DISNEY CHANNEL
                                            29      Comedy Central
                                            30      fX
                                            31      Home Shopping Network
                                            32      C-SPAN
                                            33      WTBS 17-Ind Atlanta, GA
                                            34      E! - Entertainment TV

                                 TABLE II (F5)

                              MYRTLE POINT HEADEND

                                             2      KLSR-TV 63-Fox Eugene, OR
                                             3      QVC
                                             4      ESPN
                                             5      KOBI 5-NBC Medford, OR
                                             6      KMTZ 23-NBC Coos Bay, OR
                                             7      Nickelodeon
                                             8      KOAC-TV 7-PBS Corvallis, OR
                                             9      KEZI 9-ABC Eugene, OR
                                            10      The Family Channel
                                            11      KCBY-TV 11-CBS Coos Bay, OR
                                            12      KPTV 12-Ind Portland, OR
                                            13      CNN Headline News
                                            14      USA Network
                                        =   15      The Discovery Channel
                                        =   16      Sci-Fi Channel
                                        =   17      Lifetime
                                        =   18      VH-1
                                            18      Comedy Central
                                            18      Blazercable
                                        +   19      TNT
                                        +   20      WTBS 17-Ind Atlanta, GA
                                        +   21      The Nashville Network
                                        +   22      The Weather Channel
                                        *   23      CINEMAX
                                        *   24      THE DISNEY CHANNEL
                                        *   25      THE MOVIE CHANNEL
                                        *   26      SHOWTIME
                                        *   27      HBO
                                            28      Arts & Entertainment
                                            29      CNN
                                            30      Bravo
                                            31      C-SPAN
                                            32      Home Shopping Network
                                            33      E! - Entertainment TV
                                            34      The Learning Channel
                                            35      MTV

                                 TABLE II (F6)

                                 POWERS HEADEND

                                             2      KLSR-TV 63-Fox Eugene, OR
                                             3      KOBI 5-NBC Medford, OR
                                             4      KCBY-TV 11-CBS Coos Bay, OR
                                             5      QVC
                                             6      KMTZ 23-NBC Coos Bay, OR
                                             7      ESPN
                                             8      The Family Channel
                                             9      KEZI 9-ABC Eugene, OR
                                            10      Nickelodeon
                                            11      The Learning Channel
                                            12      CNN
                                            13      KOAC-TV 7-PBS Corvallis, OR
                                            14      The Discovery Channel
                                        =   15      The Nashville Network
                                        =   16      USA Network
                                        =   17      Arts & Entertainment
                                        *   18      THE DISNEY CHANNEL
                                        +   19      TNT
                                        +   20      WTBS 17-Ind Atlanta, GA
                                        +   21      WGN-TV
                                        *   22      HBO
                                            23      C-SPAN
                                            24      Bravo

                                 TABLE II (F7)

                                GARDINER HEADEND

                                             2      CNN Headline News
                                             3      KLSR-TV 63-Fox Eugene, OR
                                             4      QVC
                                             5      ESPN
                                             6      KMTZ 23-NBC Coos Bay, OR
                                             7      KOAC-TV 7-PBS Corvallis, OR
                                             8      The Family Channel
                                             9      KEZI 9-ABC Eugene, OR
                                            10      Local - Community Access/PEG
                                            11      KCBY-TV 11-CBS Coos Bay, OR
                                            12      KPTV 12-Ind Portland, OR
                                            13      CNN
                                            16      The Nashville Network
                                            17      WGN-TV
                                            18      WTBS 17-Ind Atlanta, GA
                                            20      The Discovery Channel
                                            21      Home & Garden TV
                                        *   23      SHOWTIME
                                        *   24      THE DISNEY CHANNEL
                                        *   25      HBO
                                        *   26      CINEMAX
                                        *   27      THE MOVIE CHANNEL




    7. Dallas, OR

         The Dallas System was served by seven headends. Tables II (G1) through (G6) present the programming services available from those headends. The Dallas headend, serving about 39% of total System subscribers, offered 39 channels of programming, including a 19-channel basic service, a 7-channel tier, a 5-channel tier, seven premium channels, and one pay-per-view channel. Basic service included ten local broadcast TV stations, seven satellite-delivered services, two local community access programming services, and one microwave-delivered service. Premium services available included The Movie Channel, Showtime, HBO, The Disney Channel, Playboy, Cinemax, and Encore. Request was the pay-per-view service offered by the Dallas headend.

         The Nehalem headend served about 28% of System subscribers.  Table II
(G2) presents the 34-channel programming service offered at this headend, including a 33-channel basic service, a 7-channel tier service, a 5-channel tier, seven premium channels, and one pay-per-view channel. Basic service consisted of six local broadcast TV stations, six satellite-delivered services, one microwave-delivered channel, and one local community access programming channel.

         Table II (G3) presents the programming service available to the 15% of System subscribers served by the Tillamook headend. Those subscribers received a 17-channel basic service, a 5-channel tier service, a 2-channel tier, and five premium services. The Silverton headend served about 10% of System subscribers and offered a 37-channel programming service as shown in Table II
(G4). Netarts/Oceanside served about 5% of subscribers, while Brickyard Road served about 3%. Both headends offered the same 18-channel programming service shown in Table II (G5). Less than 1% of the subscribers received the five-channel programming service offered from Wilson River headend, presented in Table II (G6).



                                 TABLE II (G1)

                                 DALLAS HEADEND

                                                   2      KATU 2-ABC Portland, OR
                                                   3      Local-Character Generator
                                                   4      Home & Garden TV
                                                   5      QVC
                                                   6      KOIN 6-CBS Portland, OR
                                                   7      KOAC-TV 7-PBS Corvallis, OR
                                                   8      KGW-TV 8-NBC Portland, OR
                                                   9      KEZI 9-ABC Eugene, OR
                                                  10      KPDX 49-Fox Vancouver, WA
                                                  11      KBSP-TV 22-HSN Salem, OR
                                                  12      KPTV 12-Ind Portland, OR
                                                  13      KVAL-TV 13-CBS Eugene, OR
                                                  14      WTBS 17-Ind Atlanta, GA
                                                  15      WGN-TV
                                                  17      Local - Community Access/PEG
                                             +    18      The Family Channel
                                             *    19      THE MOVIE CHANNEL

                                 DALLAS HEADEND

                                             *    20      SHOWTIME
                                             *    21      HBO
                                             *    22      THE DISNEY CHANNEL
                                             *    23      PLAYBOY
                                             *    24      CINEMAX
                                             +    25      CNN
                                             +    26      USA Network
                                             +    27      TNT
                                             +    28      The Discovery Channel
                                                  29      MTV
                                                  30      KEBN 32-Ind Salem, OR
                                                  31      Blazercable
                                                  31      C-SPAN
                                                  32      Arts & Entertainment
                                             =    33      ESPN
                                             =    34      Nickelodeon
                                             =    35      The Learning Channel
                                             =    36      CNN Headline News
                                             =    37      The Nashville Network
                                             =    38      Prime Sports Northwest
                                             =    39      Univision
                                             *    40      ENCORE
                                             *    41      REQUEST - PAY PER VIEW

                                 TABLE II (G2)

                                NEHALEM HEADEND

                                                   2      KATU 2-ABC Portland, OR
                                                   3      Local-Character Generator
                                                   4      Comedy Central
                                                   5      WTBS 17-Ind Atlanta, GA
                                                   6      KOIN 6-CBS Portland, OR
                                                   7      QVC
                                                   8      KGW-TV 8-NBC Portland, OR
                                                   9      WGN
                                                  10      KOPB-TV 10-PBS Portland, OR
                                                  11      C-SPAN
                                                  12      KPTV 12-Ind Portland, OR
                                                  13      KPDX 49-Fox Vancouver, OR
                                                  14      Blazercable
                                             =    15      The Family Channel
                                             *    17      THE MOVIE CHANNEL
                                             *    18      SHOWTIME
                                             *    19      HBO
                                             *    20      CINEMAX
                                             *    21      THE DISNEY CHANNEL
                                             *    22      PLAYBOY
                                             +    23      Nickelodeon
                                             +    24      The Nashville Network
                                             +    25      USA Network
                                             +    26      The Discovery Channel
                                             +    27      Country Music TV
                                             =    30      CNN
                                             =    31      CNN Headline News
                                             =    32      ESPN
                                             =    33      American Movie Classics
                                             =    34      Arts & Entertainment
                                             =    35      Lifetime
                                             *    40      ENCORE
                                             *    41      REQUEST - PAY PER VIEW

                                 TABLE II (G3)

                               TILLAMOOK HEADEND

                                                   2      KATU 2-ABC Portland, OR
                                                   3      American Movie Classics
                                                   4      Local-Character Generator
                                                   5      QVC
                                                   6      KOIN 6-CBS Portland, OR
                                                   7      USA Network
                                                   8      KGW-TV 8-NBC Portland, OR
                                                   9      TNT
                                                  10      KOPB-TV 10-PBS Portland, OR
                                                  11      ESPN
                                                  12      KPTV 12-Ind Portland, OR
                                                  13      KPDX 49-Fox Vancouver, OR
                                                  14      The Family Channel
                                             +    17      WTBS 17-Ind Atlanta, GA
                                             +    18      WGN-TV
                                             *    20      HBO
                                             *    21      SHOWTIME
                                             *    22      THE DISNEY CHANNEL
                                             *    23      CINEMAX
                                                  24      Blazercable
                                                  25      Trinity Broadcast Network
                                                  26      Bravo
                                                  27      Lifetime
                                             *    28      THE MOVIE CHANNEL
                                             =    29      Arts & Entertainment
                                             =    30      The Discovery Channel
                                             =    31      The Nashville Network
                                             =    32      CNN
                                             =    33      CNN Headline News

                                 TABLE II (G4)

                               SILVERTON HEADEND

                                                   2      KATU 2-ABC Portland, OR
                                                   3      Local-Character Generator
                                                   4      QVC
                                                   5      WTBS 17-Ind Atlanta, GA
                                                   6      KOIN 6-CBS Portland, OR
                                                   7      KOPB-TV 10-PBS Portland, OR
                                                   8      KGW-TV 8-NBC Portland, OR
                                                   9      C-SPAN
                                                  10      Local - Community Access/PEG
                                                  11      KBSP-TV 22-HSN Salem, OR
                                                  12      KPTV 12-Ind Portland, OR
                                                  13      KPDX 49-Fox Vancouver, OR
                                                  14      KEBN 32-Ind Salem, OR
                                                  15      ESPN
                                                  16      The Family Channel
                                             +    17      TNT
                                             +    18      USA Network
                                             +    19      The Discovery Channel
                                             +    20      The Nashville Network
                                             +    21      Country Music TV
                                             *    22      HBO
                                             *    23      CINEMAX
                                             *    24      SHOWTIME
                                             *    25      THE MOVIE CHANNEL
                                             *    26      THE DISNEY CHANNEL
                                             *    27      PPV- BLAZERCABLE
                                                  28      KNMT 24-TBN Portland, OR
                                                  29      Nickelodeon
                                                  30      Univision
                                                  31      Home & Garden TV
                                                  32      MTV
                                             =    33      American Movie Classics
                                             =    34      Lifetime
                                             =    35      CNN
                                             =    36      CNN Headline News
                                             =    37      Arts & Entertainment
                                             *    41      REQUEST - PAY PER VIEW

                                 TABLE II (G5)

                 NETARTS/OCEANSIDE AND BRICKYARD ROAD HEADENDS

                                                   2      KATU 2-ABC Portland, OR
                                             *     3      THE DISNEY CHANNEL
                                             *     4      HBO
                                                   5      The Nashville Network
                                                   6      KOIN 6-CBS Portland, OR
                                                   7      WTBS 17-Ind Atlanta, GA
                                                   8      KGW-TV 8-NBC Portland, OR
                                                   9      The Family Channel
                                                  10      KOPB-TV 10-PBS Portland, OR
                                                  11      ESPN
                                                  12      KPTV 12-Ind Portland, OR
                                                  13      KPDX 49-Fox Vancouver, OR
                                                  17      The Discovery Channel
                                                  18      CNN
                                                  19      Arts & Entertainment
                                                  20      TNT
                                                  21      USA Network
                                                  22      Blazercable




                                 TABLE II (G6)

                              WILSON RIVER HEADEND

                                                   2      KATU 2-ABC Portland, OR
                                                   6      KOIN 6-CBS Portland, OR
                                                   8      KGW-TV 8-NBC Portland, OR
                                                  10      KOPB-TV 10-PBS Portland, OR
                                                  12      KPTV 12-Ind Portland, OR




    8. Florence, OR

         The Florence System was served by two headends in Florence and Mapleton. Table II (H1) presents the 56-channel programming service available to the 95% of System subscribers receiving service from the Florence headend. Programming included a 30-channel basic service, three tier services with between four and six channels each, six premium channels, and five pay-per-view channels. Basic service included six local broadcast TV stations, 22 satellite-delivered services, one microwave-delivered service, and one local community access programming channel. Premium services consisted of HBO, Cinemax, Showtime, The Disney Channel, The Movie Channel, and Encore. Pay-per-view services included Request, Adam & Eve, Viewer's Choice, Action, and Spice.

         The remaining 5% of subscribers, served from the Mapleton headend, had access to the 17 channels of programming shown in Table II (H2). Basic service included six local broadcast TV stations and four satellite-delivered services. Two tiers offering a total of six channels were also available. Premium services consisted of HBO and The Disney Channel.



                                 TABLE II (H1)

                          FLORENCE/DUNES CITY HEADENDS

                                             2      WGN-TV
                                             3      QVC
                                             4      Prevue Guide
                                             5      WTBS 17-Ind Atlanta, GA
                                             6      KLSR-TV 6-Fox Eugene, OR
                                             7      KOAC-TV 7-PBS Corvallis, OR
                                             8      KMTR 16-NBC Eugene, OR
                                             9      KEZI 9-ABC Eugene, OR
                                            10      Local-Character Generated
                                            11      Sneak Prevue
                                            12      KPTV 12-Ind Portland, OR
                                            13      KVAL-TV 13-CBS Eugene, OR
                                            14      Nickelodeon
                                        =   15      CNN
                                        =   16      USA Network
                                        =   17      The Discovery Channel
                                        =   18      ESPN
                                            19      The Family Channel
                                            20      American Movie Classics
                                            21      The Nashville Network
                                            22      Lifetime
                                            23      Arts & Entertainment
                                            24      Blazercable
                                        *   25      HBO
                                        *   26      CINEMAX
                                        *   27      SHOWTIME
                                        *   28      THE DISNEY CHANNEL
                                       ++   29      The Weather Channel
                                        *   30      THE MOVIE CHANNEL

                          FLORENCE/DUNES CITY HEADENDS

                                            31      Sci-Fi Channel
                                            32      CNN Headline News
                                            33      The Travel Channel
                                        +   34      TNT
                                        +   35      CNBC
                                            36      E! - Entertainment TV
                                            37      fX
                                            38      Trinity Broadcast Network
                                        +   39      The Learning Channel
                                        +   40      Country Music TV
                                        +   41      Prime Sports Northwest
                                            42      VH-1
                                        *   43      ENCORE
                                       ++   44      FXM - Fox Movies
                                       ++   45      The History Channel
                                       ++   46      Cartoon Network
                                       ++   47      Fit TV
                                            48      Downhome TV
                                        *   49      REQUEST  - PAY PER VIEW
                                        *   50      ADAM & EVE PAY PER VIEW
                                        *   51      VIEWER'S CHOICE - PPV
                                        *   52      ACTION - PAY PER VIEW
                                        *   53      SPICE - PAY PER VIEW
                                            54      Home Shopping Network
                                            55      Home & Garden TV
                                            56      C-SPAN
                                        +   57      Bravo

                                 TABLE II (H2)

                                MAPLETON HEADEND

                                             2      KATU 2-ABC Portland, OR
                                             3      QVC
                                             4      ESPN
                                             5      Sci-Fi Channel
                                             6      KLSR-TV 6-Fox Eugene, OR
                                             7      KOAC-TV 7-PBS Corvallis, OR
                                             8      KMTR 16-NBC Eugene, OR
                                             9      KEZI 9-ABC Eugene, OR
                                            10      The Family Channel
                                        +   11      WGN-TV
                                        +   12      WTBS 17-Ind Atlanta, GA
                                            13      KVAL-TV 13-CBS Eugene, OR
                                        =   17      USA Network
                                        =   18      Country Music TV
                                        =   19      The Discovery Channel
                                        *   20      HBO
                                        *   21      The Disney Channel





         C.      RATES

         The average monthly programming and equipment rental rates, and one-time installation charges to subscribers for the preceding services as of the appraisal date, are outlined in Tables III (A) and (B). Comparison data for the basic service, pay service, and monthly revenue per subscriber are published in MTA-EMCI's 1995 edition of Cable Trends 1980-2000, which uses yearend 1994 operating and financial data.

         Table III (A) presents information for the Systems operating in California. As shown, the basic monthly service rate for Gilroy of $20.07, was higher than the average rate of $18.50 for the nation. The corresponding rates for Hesperia, at $18.03; Tulare, at $16.23; and San Luis Obispo, at $15.79 were all lower than the national average. A la carte pay service rates were similar in Gilroy, Hesperia, and San Luis Obispo, where HBO cost $11.95, and Showtime, Cinemax, The Movie Channel, and The Disney Channel each cost $10.95. The a la carte pay rate was $10.45 for all services in the

Tulare System. The service rates charged by the System were somewhat higher than the average rate charged nationally of $9.25 per pay unit. Actual revenue generated by the California Systems per pay unit ranged from $6.15 in Tulare to $7.49 in San Luis Obispo.

         The non-addressable converter rental ranged from $0.51 in Gilroy to $2.04 in Hesperia, while the addressable converter rental varied from a low of $1.13 in Gilroy to a high of $4.49 in Hesperia. The installation charge was $45.00 per home plus materials throughout the California Systems.

         On a nationwide basis, average monthly revenue per subscriber was $30.32 as of the end of 1994, according to MTA-EMCI's research. The revenue figure includes basic cable revenue, premium revenue, PPV revenue, local advertising revenue, equipment rental revenue, and miscellaneous revenues. During 1995, average revenue per subscriber figures were $36.20 in Hesperia, $35.12 in Tulare, $33.67 in Gilroy, and $30.50 in San Luis Obispo -- all higher than the nationwide average for 1994.



                                 TABLE III (A)

                                                                   GILROY    HESPERIA   SAN LUIS    TULARE    UNITED
                                                                                         OBISPO                STATES
                          Basic Service (Average)                 $20.07      $18.03     $15.79     $16.23    $18.50

                          Expanded Basic Tier (Average)            $5.03      $7.15      $7.54      $5.00       N/A

                          Revenue Per Pay Unit                     $7.04      $6.60      $7.49      $6.15       N/A

                          Pay Services (a la carte)                                                            $9.25
                            HBO                                   $11.95      $11.95     $11.95     $10.45
                            Showtime                              $10.95      $10.95     $10.95     $10.45
                            Cinemax                               $10.95      $10.95     $10.95     $10.45
                            The Movie Channel                     $10.95      $10.95     $10.95     $10.45
                            The Disney Channel                    $10.95      $10.95     $10.95     $10.45
                            Playboy                                 N/A         N/A      $10.95     $10.45
                            Encore                                 $5.95      $5.95        N/A        N/A

                          Pay Per View (Movie)                     $3.95      $3.95      $3.95      $3.95       N/A

                                                                   GILROY    HESPERIA   SAN LUIS    TULARE    UNITED
                                                                                         OBISPO                STATES
                          Converters                                                                            N/A
                            Addressable                            $1.13      $4.49      $2.38      $3.38
                            Non-addressable                        $0.51      $2.04        N/A        N/A

                          Installation Charges:                                                                 N/A
                            Hourly Rate *                         $45.00      $45.00     $45.00     $45.00

                          Revenue Per Subscriber Per Month        $33.67      $36.20     $30.50     $35.12     $30.32

                          *  Material additional


         Table III (B) presents service rate information for the Oregon Systems. As shown, the basic rate for Florence of $23.40 was the highest among the Oregon Systems, as well as being higher than the 1994 national average. Corresponding basic rates were $17.24 for Coos Bay, $16.60 for Dallas, and $15.98 for Central Region. The a la carte pay rates were $11.95 for HBO; $5.95 for Encore; and $10.95 for Showtime, Cinemax, The Movie Channel, and The Disney Channel. These rates were uniform throughout the Systems in Oregon.

         Addressable converter rentals ranged substantially from $0.49 in Central Region to $4.05 in Florence. Non-addressable converter rentals ranged from $0.25 in Dallas to $2.68 in Florence. The rentals on non-addressable converters were generally lower than the addressable rentals except in Central Region, where a higher non-addressable rental of $1.23 was charged.

         During 1995 monthly revenue per subscriber was $39.98 in Florence, $31.48 in Coos Bay, and $30.39 in Dallas. These figures were higher than the 1994 national average of $30.32, while the revenue figure of $29.33 in the Central Region System was lower.

                                 TABLE III (B)

                                                                CENTRAL     COOS      DALLAS     FLORENCE    UNITED
                                                                 REGION      BAY                             STATES
                          Basic Service (Average)               $15.98     $17.24     $16.47      $23.40     $18.50

                          Expanded Basic Tier (Average)          $4.99     $3.78      $5.94       $3.79        N/A

                          Revenue Per Pay Unit                   $7.93     $6.41      $6.96       $8.00        N/A

                          Pay Services (a la carte)                                                           $9.25
                            HBO                                 $11.95     $11.95     $11.95      $11.95
                            Showtime                            $10.95     $10.95     $10.95      $10.95
                            Cinemax                             $10.95     $10.95     $10.95      $10.95
                            The Movie Channel                   $10.95     $10.95     $10.95      $10.95
                            The Disney Channel                  $10.95     $10.95     $10.95      $10.95
                            Playboy                               N/A        N/A      $10.95        N/A
                            Encore                               $5.95     $5.95      $5.95       $5.95

                          Pay Per View (Movie)                   $3.95     $3.95      $3.95       $3.95        N/A

                          Converters                                                                           N/A
                            Addressable                          $0.49     $2.45      $0.72       $4.05
                            Non-addressable                      $1.23     $0.86      $0.25       $2.68

                          Installation Charges:                                                                N/A
                            Hourly Rate *                       $45.00     $45.00     $45.00      $45.00


                          Revenue Per Subscriber Per Month      $29.33     $31.48     $30.39      $39.98     $30.32


                          *  Material additional


D.       SUBSCRIBERS

         Tables IV (A) and (B) present information on the number of homes passed, basic subscribers, expanded/tier subscribers, pay units, converters, and addressable homes for the Systems as of December 31, 1995. This information is compared with similar figures, where available, for the United States as a whole.

         In California, as shown in Table IV (A), at the time of the appraisal the Hesperia System had the highest basic penetration of 65.5%, which was slightly higher than the national rate of 64.6%. Basic penetration rates for San Luis Obispo, Gilroy, and Tulare were 59.8%, 58.8%, and 37.1%, respectively. All were lower than the 64.6% penetration rate for the nation.

         Pay penetration for Tulare stood at 46.6%, higher than the corresponding rates for Hesperia (46.0%), Gilroy (40.4%), and San Luis Obispo (23.9%). However, pay penetration rates for the California Systems were all much lower than the national pay penetration rate of 73.1%. Addressable home penetration for Tulare of 51.3% was higher than the rates for Gilroy (39.1%), Hesperia (33.2%), and San Luis Obispo (31.7%). The national average of addressable home penetration was 40.3%.



                                 TABLE  IV (A)

                                                             GILROY     HESPERIA    SAN LUIS     TULARE      UNITED
                                                                                     OBISPO                  STATES
                          Homes Passed                       56,219     28,280      26,138      41,053     91,500,000

                          Basic Subscribers                  33,078     18,513      15,635      15,249     59,100,000
                            % of Homes Passed                 58.8%      65.5%       59.8%       37.1%        64.6%

                          Expanded Basic Subscribers         30,391     17,593      13,605      14,787         N/A
                            % of Basic Subscribers            91.9%      95.0%       87.0%       97.0%         N/A

                          Total Pay Units                    13,465      8,507       3,733       7,110     43,200,000
                            % of Basic Subscribers            40.4%      46.0%       23.9%       46.6%        73.1%

                          Converters                         17,120      7,218       6,009       8,791         N/A
                            % of Basic Subscribers            2.2%        3.7%        1.7%       57.6%         N/A

                          Addressable Homes                  12,924      6,140       4,964       7,830     23,800,000
                            % of Basic Subscribers            39.1%      33.2%       31.7%       51.3%        40.3%


         Among the Oregon Systems, as shown in Table IV (B), as of the appraisal date Coos Bay had the highest basic penetration of 75.6%. The corresponding rates for Dallas, Central Region, and Florence were 71.2%, 54.0%, and 50.4%, respectively. Basic penetration rates for Coos Bay and Dallas were higher than the national average, while rates for Central Region and Florence were lower.

         Pay penetration for Dallas of 43.6%, was higher than the rates for Coos Bay (39.2%), Central Region (38.8%), and Florence (26.7%). As with the California

Systems, the Oregon pay penetration rates were much lower than the national average of 73.1%. Addressable home penetration for Dallas of 40.2%, the highest among the Oregon Systems, was comparable to the national average of 40.3%. The corresponding rates for Central Region, Florence, and Coos Bay were 35.3%, 34.6%, and 31.3%, respectively, which were lower than the corresponding rate for the nation of 40.3%.



                                 TABLE  IV (B)

                                                            CENTRAL       COOS       DALLAS     FLORENCE      UNITED
                                                             REGION        BAY                                STATES
                          Homes Passed                      26,355       23,663      23,770      7,826     91,500,000

                          Basic Subscribers                 14,225       17,900      16,928      3,947     59,100,000
                            % of Homes Passed                54.0%        75.6%       71.2%       50.4%       64.6%

                          Expanded Basic Subscribers        12,921       17,424      12,481      3,706         N/A
                            % of Basic Subscribers           90.8%        97.3%       73.7%       93.9%        N/A

                          Total Pay Units                    5,516       7,024       7,380       1,053     43,200,000
                            % of Basic Subscribers           38.8%        39.2%       43.6%       26.7%       73.1%

                          Converters                         6,016       8,268       7,977       1,910         N/A
                            % of Basic Subscribers           42.3%        46.2%       47.1%       48.4%        N/A

                          Addressable Homes                  4,762       5,611       6,810       1,366     23,800,000
                            % of Basic Subscribers           33.5%        31.3%       40.2%       34.6%       40.3%


         E.      SYSTEM MILEAGE

         According to System management, the mileage figures presented in Tables V (A) and (B) are based on System maps. Since a complete walk- out of the current Systems would be prohibitively expensive, MTA used the following approach to corroborate the plant mileage:

         1. Interviewed knowledgeable System personnel to ascertain the source and reliability of the mileage estimates.

         2. Noted the configuration of the Systems on area maps and the existence and condition of plant in a representative portion of the area served by the Systems.

         3. Related the average density of the Systems to general observations of densities while inspecting the Systems and service areas.

         Tables V (A) and (B) present management's best estimate of the number of route miles of plant as represented by total strand and trench in each of the Systems as of the appraisal date. Based upon the above procedures and cost limitations, these estimates appear to be reasonable. Included in the mileage figures are fiber optic miles.



                            TABLE V (A) - CALIFORNIA

                          Plant Miles

                                                                Aerial               Underground                  Total
                                                                ------               -----------                  -----
                          Gilroy                                 323.8                     340.9                  664.7
                          Hesperia                               478.3                     199.7                  678.0
                          San Luis Obispo                        341.1                      67.8                  408.9
                          Tulare                                 532.8                     143.0                  675.9



                              TABLE V (B) - OREGON


                          Plant Miles

                                                                Aerial               Underground                  Total
                                                                ------               -----------                  -----
                          Central Region                         605.5                      54.8                  660.3
                          Coos Bay                               384.0                      60.8                  444.8
                          Dallas                                 379.6                      87.0                  466.6
                          Florence                               102.5                      33.8                  136.3


         As of December 31, 1995, in California there were approximately 10 miles of fiber in Gilroy, 50 miles in Hesperia, 42 miles in San Luis Obispo, and 24 miles in Tulare. In Oregon there were about 5 miles of fiber in Coos Bay, 7 miles in Dallas, and .76 miles in Florence. As of the appraisal date, there was no fiber in the Central Oregon System.

         F.      PHYSICAL PLANT



    1. Gilroy, CA

         As of the valuation date, Gilroy's central office facilities were located at 7640 Eigleberry Street in Gilroy. This office space was owned by the System. Payment offices were maintained in Soledad, King City, and Greenfield. In addition, four headends were maintained in Gilroy, Greenfield, King City, and Soledad/Gonzales. All of the headends were located on leased premises.

         Early construction of the plant took place at the Gilroy headend in 1970 and at Greenfield and King City in 1974. Gilroy was subsequently upgraded in 1983. The Soledad/Gonzales headend was upgraded to its December 1995 capacity in 1989. As of December 31, 1995, the System passed about 56,219 homes with an estimated 664.7 miles of plant, for an overall density of 84.6 homes per mile.

         As of the appraisal date, the System's feeder and trunk cable bandwidths were 300 MHz at Gilroy, Greenfield, and King City, and 400 MHz at Soledad/Gonzales. For programming, 35 channels were available throughout the System, all of which were in use. Trunk amplifiers and line extenders in the System were manufactured by Scientific Atlanta (S/A), Jerrold, and Magnavox. S/A addressable converter models 8500, 8550, and 8580 were installed in homes served from the Gilroy and Soledad/Gonzales headends. Non-addressable converter model S/A 6783 was installed in all portions of the System.

         The System's satellite antennas were manufactured by S/A, Comtech, Microdyne, and Saturn. Processor manufacturers included S/A and Jerrold. Stereo encoders and scramblers were manufactured by S/A. Advertising insertion equipment was manufactured by Channelmatic and Sony, and back-up power supplies were manufactured by Onan and Kohler.

    2. Hesperia, CA

         As of the appraisal date, Hesperia's central office facilities were located at 9536 "C" Avenue in Hesperia. Separate office facilities were located in Mojave. The System maintained five headends in Adelanto, Boron, Hesperia, Mojave/Rosamond, and North Edwards.

         Initial construction took place at Boron in 1967, at Hesperia and Adelanto in 1972, at Rosamond/Mojave in the early 1970's, and at North Edwards in 1990. Rebuilds were completed at Hesperia and Adelanto in 1988, a 60% rebuild took place at Boron in 1991. As of the appraisal date, the System passed about 28,280 homes with an estimated 678 miles of plant, for an overall density of 41.7 homes per mile.

         As of the appraisal date, feeder and trunk cable bandwidths throughout the System ranged from 270 MHz to 450 MHz. At Hesperia and Adelanto 43 channels were available and 100% of the capacity was utilized. At Mojave/Rosamond and North Edwards 42 channels were available and 40 were in use.

         Trunk amplifiers and line extenders throughout the System were manufactured by Magnavox and Thetacom. Addressable converters, installed in homes served from the Adelanto, Hesperia, and North Edwards headends, were manufactured by General Instrument (GI). Non-addressable converters were manufactured by Hamlin.

         The System's satellite antennas were manufactured by S/A, Prodelin, A.F.C., and Channelmaster. Processors were manufactured by GI and S/A. Advertising insertion equipment was manufactured by Ad-link and Channelmatic. Backup power supplies were manufactured by Winco.

    3. San Luis Obispo, CA

         As of December 31, 1995, the San Luis Obispo System's central office facilities were located at 7555 San Luis Avenue in Atascadero. These facilities were shared by System personnel and the Western Division headquarters. The System maintained four headends in Atascadero, Guadalupe, SLO County, and Los Alamos.

         Initial construction of the plant took place at Atascadero in 1976 and at Los Alamos in 1985. A rebuild of Atascadero was accomplished in December 1995 just prior to the valuation date. As of December 31, 1995, the System passed about 26,138 homes with an estimated 408.9 miles of plant, for an overall density of 63.9 homes per mile.

         As of the appraisal date, fiber and feeder bandwidths were 750 MHz at Atascadero. The channel capacity of the System ranged from 37 to 95 at different headends. Throughout the System, trunk amplifiers and line extenders were manufactured by S/A. Addressable converters in use were S/A model 8580. Non-addressable converters in use were generally Regal RR-92s. Satellite antennas were manufactured by S/A and Comtech and processors were manufactured by S/A. Onan standby backup power supplies were installed in the System.

    4. Tulare, CA

         As of the appraisal date, the Tulare System maintained central office facilities at 1152 W. Henderson in Porterville. There were three headends in the System at California Hot Springs, Jack Ranch/Posey, and Porterville. All were located at leased sites.

         Portions of the System in Hot Springs and Jack Ranch/Posey were initially constructed in 1963 and later upgraded in 1986. At the Porterville headend, initial construction took place in 1975, followed by a rebuild in 1981. A fiber trunk overlay upgrade took place in 1995. As of December 1995, the System passed about 41,503 homes with an estimated 690.3 miles of plant, for an overall density of 60.1 homes per mile.

         As of the appraisal date, feeder and trunk cable bandwidths were 270 MHz at Hot Springs and Jack Ranch/Posey. At Porterville, 50% of the plant's bandwidth was 400 MHz or more, 35% was 300 MHz, and 15% was less than 300 MHz. The Porterville headend provided a 42-channel capacity, about 90% of which (38 channels) was utilized as of the appraisal date. Twelve channels were in use at Hot Springs and 13 were in use at Jack Ranch/Posey.

         Trunk amplifiers and line extenders throughout the System were manufactured by S/A, Magnavox, Century III, Jerrold Starline, and Vikoa. The System's addressable converters included S/A models 8580, 8550, and 8500.

         The System's satellite antennas were manufactured by S/A, Comtech, Anixter, Tru Focus, and Andrews. Processors were manufactured by S/A, General Instrument, Blonder Tongue, and PhaseCom. Receivers and scramblers were manufactured by S/A. Advertising insertion equipment included a series Sony VP 7000 unit. The backup power supply at Porterville was an Onan L634 generator.

    5. Central Oregon, OR

         As of the appraisal date, the System's central office facilities were located at 4739 Main Street in Springfield. Additional office space was maintained in Cottage Grove. The System maintained eight headends at the following locations: Bear Mountain, Bear Mountain/Cottage Grove, Drain/Yoncalla, Brownsville, Cave Junction, Cottage Grove, Sutherlin/Oakland, and Veneta.

         Initial construction of the System's plant took place at Sutherlin in 1971, at Veneta in 1980, and at Bear Mountain in 1988. Upgrades were completed at Sutherlin in 1981, at Cottage Grove in 1988, at Bear Mountain in 1992 and 1995, and at Veneta in 1995. As of the appraisal date, the System passed about 26,355 homes with an estimated 660.3 miles of plant, for an overall density of
39.9 homes per mile.

         As of December 31, 1995, feeder and trunk cable bandwidths were 450 MHz at the Cave Junction, Cottage Grove and Veneta headends; 330 MHz at Brownsville; 216 MHz at Sutherlin; and 300 MHz to 450 MHz at Bear Mountain.
The headends at Bear Mountain, Bear Mountain/Cottage Grove, Drain/Yoncalla, and Brownsville used 80% of the 40-channel capacity. Fifty-two channels were available at the Cottage Grove headend and 44 were in use. The Sutherlin/Oakland, Cave Junction, and Veneta headends provided 28, 26, and 25-channel capacities respectively, all of which were utilized fully.

         Trunk amplifiers and line extenders throughout the System were manufactured by Magnavox, Coral, and Gamco. The manufacturers of addressable converters in use included S/A and Jerrold. Non-addressable converters were manufactured by Texscan, Jerrold, Hamlin, Panasonic, Eagle, and Arcom.

         The System's satellite antennas were manufactured by Comtech, S/A, Antenna Technology Corp., Simulsat, Global Image, Andrews, Wineguard, and Channelmaster. Processors were manufactured by S/A, Jerrold, and Cadco, while backup power supplies were manufactured by Onan.

    6. Coos Bay, OR

         As of the appraisal date, the System maintained its central facilities at 1400 Newmark Avenue in Coos Bay. Offices were also kept in Reedsport.
There were eight headends located in Bandon, Coos Bay, Hauser, Coquille, Myrtle Point, Powers, Gardiner, and Reedsport. The Reedsport and Coos Bay headend sites were owned by the System. The others were leased.

         Initial construction took place at Myrtle Point in 1970, at Reedsport in 1971, at Bandon and Powers in 1980, and at Coos Bay in 1993. Electronic upgrades were completed at Reedsport in 1985 and at Bandon in 1992. As of December 31, 1995, the System passed about 23,663 homes with an estimated
444.76 miles of plant, for an overall density of 53.2 homes per mile.

         As of the appraisal date, feeder and trunk cable bandwidths were 450 MHz at the Coos Bay, Bandon, and Coquille headends; 300 MHz at Myrtle Point and Powers; and 270 MHz at Reedsport. For programming, 61 channels were available at Bandon, Coos Bay, Hauser, and Coquille; 37 were available at Myrtle Point and Powers; and 32 were available at Gardiner and Reedsport. Addressable converters in use throughout the System were manufactured by S/A. Non-addressable converters were manufactured by Jerrold.

         The System's satellite antennas were manufactured by Andrews, Comtech, MA/Com, S/A, and Channel Master Wire Mesh. Processors were manufactured by

Jerrold, S/A, and Cadco. Advertising insertion equipment was made by Channelmatic Inc., and the System's backup power supply was manufactured by Onan.

    7. Dallas, OR

         As of the appraisal date, the Dallas central office facilities were located at 1862 Godsey Road in Dallas. Additional office facilities were located in Garibaldi, Silverton, Nehalem, and Tillamook. Seven headends were maintained in Brickyard, Dallas, Nehalem, Netarts/Oceanside, Silverton, Tillamook, and Wilson River. The Tillamook and Nehalem headend sites were owned and the others were leased.

         Initial construction of the plant took place at Tillamook in 1958, at Netarts in the early 1960's, and at Dallas in 1987. Upgrades took place at Tillamook in 1983, at Nehalem in 1986, and at Dallas (including fiber) in 1995. As of the appraisal date, the System passed about 23,770 homes with an estimated 466.6 miles of plant, for an overall density of 50.9 homes per mile.

         As of the appraisal date, feeder and trunk cable bandwidths were 330 MHz at the Tillamook, Dallas, Nehalem, and Silverton headends; and 270 MHz at the Netarts and Brickyard. For programming, 39 channels were available at the Dallas headend, 37 were available at Silverton, 33 at Nehalem, 29 at Tillamook, and 5 at Wilson River. All of the channels available from these headends were in use. Both the Brickyard Road and Netarts/Oceanside headends provided 22 channels, 18 of which were in use.

         Trunk amplifiers and line extenders were manufactured by S/A, Magnavox, Jerrold, C-Cor, Sylvania, Triple Crown, Anaconda, and Century III. Addressable converters were installed in portions of the System served by the Dallas, Nehalem, and Silverton headends, and they were manufactured by S/A. Non-addressable converters were manufactured by Hamlin, Jerrold, and Oak.

         The System's satellite antennas were manufactured by S/A, Vertex, Comtech, and M/A-Com. Processors were manufactured by S/A, Jerrold, and Blonder Tongue. Backup power supplies were manufactured by Onan and Alpha.

    8. Florence, OR

         As of the appraisal date, the System's central office facilities were located at 1234 Rhodadendron Drive in Florence. The System was served by headends in Florence/Dunes City and Mapleton.

         Initial construction of plant took place in 1956. Upgrades of headend equipment were done in 1962 and 1984. A gradual rebuild of distribution plant took place from 1991 to 1993. As of the appraisal date, the System passed about 7,826 homes with an estimated 136.29 miles of plant, for an overall density of 57.4 homes per mile.

         Feeder and trunk cable bandwidth throughout most of the System was 450 MHz. Channel capacity was 62 at the Florence/Dunes City headend, of which 56 were in use; and 17 (220 MHz) at Mapleton, all of which were in use. Trunk amplifiers and line extenders in the System were manufactured by S/A. Addressable converter models S/A 8600 and non-addressable models S/A 8511 were also in use.

         The System's satellite antennas were manufactured by Comtech and Prodelin, and processors were manufactured by S/A. Advertising insertion equipment was manufactured by AdCart. Backup power supplies were manufactured by Onan.

         G.      FRANCHISES

         As of December 31, 1995, the eight Falcon Systems together held a total of 69 franchises. In California, Gilroy held 13 franchise agreements, Hesperia and San Luis Obispo held four agreements each, and Tulare held seven. For each System, the weighted average remaining life of its franchise agreements was calculated. As of December 31, 1995, the weighted average remaining lives of the franchise agreements, prior to renewals and extensions, were approximately 3.1 years for Gilroy, 9.5 years for Hesperia, 6.9 years for San Luis Obispo, and 2.1 years for Tulare. The individual agreements and their expiration dates are shown in Table VI (A) for the California Systems.

                                  TABLE VI (A)

                                        REGION/FRANCHISE                                EXPIRATION DATE
                                        GILROY, CA -
                                        City of Gilroy                                     May 16, 1999
                                        City of Gonzales                                   July 1, 2002
                                        City of Greenfield                             November 4, 2003
                                        City of Hollister                             December 31, 1997
                                        King City                                    September 23, 2003
                                        La Mesa Naval Post Graduate School                March 3, 1994
                                        Monterey County                                 October 1, 1998
                                        Monterey County                                  August 1, 1997
                                        City of Morgan Hill                                May 24, 1996
                                        San Benito County                             December 31, 1994
                                        City of San Juan Bautista                       August 16, 1995
                                        Santa Clara County                                April 7, 2002
                                        City of Soledad                                   June 11, 2002


                                        Weighted Average Remaining Life                             3.1
                                                   (In Years)

                                        HESPERIA, CA -
                                        City of Adelanto                                            N/A
                                        City of Hesperia                                   June 7, 2006
                                        Kern County                                    January 31, 2007
                                        San Bernardino County                            April 19, 2008

                                        Weighted Average Remaining Life                             9.5
                                                   (In Years)


                                        SAN LUIS OBISPO, CA -
                                        City of Atascadero                                July 14, 2001
                                        City of Guadalupe                               August 12, 2006
                                        San Luis Obispo County                             June 6, 2003
                                        Santa Barbara County                           February 5, 1999

                                        Weighted Average Remaining Life                             6.9
                                                   (In Years)

                                        REGION/FRANCHISE                                EXPIRATION DATE
                                        TULARE, CA -
                                        City of Exeter                                 January 28, 1997
                                        City of Farmersville                           January 24, 1997
                                        City of Lindsay                              September 17, 1999
                                        City of Orange Cove                                 May 1, 2002
                                        City of Porterville                                 May 5, 1995
                                        Tulare County                                  February 1, 1998
                                        City of Woodlake                              September 8, 2009

                                        Weighted Average Remaining Life                             2.1
                                                   (In Years)



         In Oregon, the Central Region System held 14 franchise agreements, Coos Bay held eight, Dallas held 16, and Florence held three agreements. As of December 31, 1995, the weighted average remaining lives of the franchise agreements, prior to renewals and extensions, were approximately 8.1 years for Central Region, 4.4 years for Coos Bay, 4.3 years for Dallas, and 9.2 years for Florence. A summary of the Oregon Systems' agreements is presented in Table VI
(B) on the following pages.

                                  TABLE VI (B)

                                        REGION/FRANCHISE                               EXPIRATION DATE
                                        CENTRAL OREGON, OR -
                                        City of Brownsville                               July 6, 2002
                                        City of Cave Junction                          August 24, 2007
                                        City of Coburg                                February 2, 2008
                                        City of Cottage Grove                         November 7, 1998
                                        City of Creswell                              November 7, 1995
                                        City of Drain                                September 7, 2009
                                        Lane County                                      June 24, 2007
                                        City of Lowell                                    May 17, 1991
                                        City of Oakland                               November 6, 1998
                                        City of Oakridge                                 June 30, 2005
                                        City of Sutherlin                             November 1, 1997
                                        City of Veneta                               November 24, 2006
                                        City of West Fir                                 June 30, 2005
                                        City of Yoncalla                             November 10, 2007
                                        No Franchise Required


                                        Weighted Average Remaining Life                       8.1
                                                   (In Years)

                                        COOS BAY, OR -
                                        City of Bandon                                    June 5, 1994
                                        City of Coos Bay                                 June 30, 2004
                                        City of Coquille                                 June 30, 1996
                                        City of Lakeside                             December 31, 2004
                                        City of Myrtle Point                              June 2, 2001
                                        City of North Bend                               June 30, 2004
                                        City of Powers                                   March 1, 1996
                                        City of Reedsport                              October 3, 1998
                                        No Franchise Required


                                         Weighted Average Remaining Life                           4.4
                                                   (In Years)

                                        REGION/FRANCHISE                               EXPIRATION DATE
                                        DALLAS, OR -
                                        City of Bay City                                  May 31, 2000
                                        City of Cannon Beach                              July 7, 2002
                                        City of Dallas                                 October 8, 2002
                                        City of Falls City                               March 7, 1999
                                        City of Garibaldi                           September 14, 1997
                                        City of Independence                           August 27, 2002
                                        City of Jefferson                             January 14, 2003
                                        City of Manzanita                              February , 1997
                                        Marion County                                  August 24, 1996
                                        City of Monmouth                                August 4, 2002
                                        City of Mt. Angel                              October 7, 1995
                                        city of Nehalem                                October 8, 2001
                                        City of Rockaway Beach                        December 8, 2002
                                        City of Silverton                              January 1, 2000
                                        City of Tillamook                            December 19, 1999
                                        City of Wheeler                              November 16, 2013
                                        No Franchise Required

                                         Weighted Average Remaining Life                           4.3
                                                   (In Years)


                                        FLORENCE, OR -
                                        Dunes City                                  September 22, 2003
                                        City of Florence                            September 13, 2003
                                        Lane County                                      June 24, 2007

                                        Weighted Average Remaining Life                            9.2
                                                   (In Years)


         H.      MANAGEMENT

         During the site visits to the eight Falcon Systems, MTA's representatives met and spoke extensively with System General Managers. The amount of time that the GMs had been with their respective Systems varied from several months to several years, although all had years of experience in cable system management.

    1. Gilroy, CA

         At the time of the appraisal, there were 16 people in the technical department, including a plant manager, seven technicians, a lead installer (responsible for quality control), five installers, and two dispatchers. The customer service group had 11 employees, including an operations manager and ten customer service representatives (CSRs). The System also employed a general manager, advertising sales people, and a direct sales staff.

    2. Hesperia, CA

         At the time of the appraisal, Hesperia's technical department operated with a chief technician, a dispatcher, three installers, and three technicians. There were six CSRs in the Hesperia offices. Additionally, there were two technicians, two installers, and two CSRs operating out of the Mojave offices. Finally, there were the general manager and an advertising sales person for the System.

    3. San Luis Obispo, CA

         As of the appraisal date, San Luis Obispo's technical department operated with a chief technician, two main technicians, one service technician, one install technician, two installers, one dispatcher, and one warehouse technician. The System periodically made use of contract installers. Managerial and administrative duties were handled by the general manager, an office manager, a lead customer service representative, and four customer representatives. There was one sales person in the advertising sales department.

    4. Tulare, CA

         As of December 31, 1995, the technical department for Tulare operated with a chief engineer, four technicians, five installers, a converter manager, two dispatchers, and one construction person. The System had a general manager and an office manager/marketing manager. There were seven CSRs, two of whom were part-time employees. The advertising department was run with two sales people, and direct sales were handled by contract sales people.

    5. Central Region, OR

         As of the appraisal date, the technical department at the Central Region System was run with four technicians, three installers, and one dispatcher. Managerial and administrative duties were handled by the General Manager, an office manager, and three CSRs.

    6. Coos Bay, OR

         As of December 31, 1995, the technical department operated with a chief technical manager, five technicians, four installers, and one dispatcher. General office and administrative functions were dealt with by an office manager and six CSRs. Additionally, there was a CSR at the Reedsport payment office. Advertising sales were handled by two employees at Coos Bay. All functions were overseen by the System's General Manager.

    7. Dallas, OR

         As of the appraisal date, the technical department at the Dallas System operated with one dispatcher, four installers/technicians, and one part-time technician. Managerial and administrative duties were handled by an office manager and two customer service representatives. The System's General Manager oversaw all functions.

    8. Florence, OR

         As of the appraisal date, Florence's technical department was run with one installer and one technician. Customer service was handled by two full-time CSRs and one part-time CSR. Advertising sales were handled by one employee. All aspects of the System's operations were supervised by the General Manager.

         I.      FINANCIAL HISTORY

    1. Gilroy, CA

         Based on unaudited financial statements for the year ending December 31, 1994, revenues for Gilroy were $13,249,767. Operating expenses totaled $5,536,679, resulting in operating income of $7,713,088 with an operating profit margin of 58.2%. Unaudited financial statements for the full twelve months of 1995 indicate that operating profits of $7,650,850 were generated on revenues of $13,145,698, for an operating margin of 58.2%.

    2. Hesperia, CA

         Unaudited financial statements for the year ending December 31, 1994 show revenues for Hesperia of $7,320,512. Operating expenses totaled $3,203,982, leaving operating income of $4,116,529 with an operating profit margin of 56.2%. Unaudited financial statements for 1995 indicate that operating profits of $4,216,820 were generated on revenues of $7,846,604, for an operating margin of 53.7%.

    3. San Luis Obispo, CA

         Unaudited financial statements for the year ending December 31, 1994 outline revenues for San Luis Obispo of $6,134,452. Operating expenses over the same period totaled $2,966,706, resulting in operating income of $3,167,746 with an operating profit margin of 51.6%. Unaudited financial statements for 1995 indicate that operating profits of $2,548,832 were generated on revenues of $5,728,559, for an operating margin of 44.5%.

    4. Tulare, CA

         Based on unaudited financial statements for the year ending December 31, 1994, revenues for Tulare reached $6,802,316. Operating expenses totaled $3,468,775, leaving operating income of $3,333,541 with an operating profit margin of 49.0%. Unaudited financial statements for 1995 indicate that operating profits of $3,177,814 were generated on revenues of $6,506,018, for an operating margin of 48.8%.

    5. Central Region, OR

         Unaudited financial statements for the year ending December 31, 1994 detail revenues for Central Region of $5,028,970. Operating expenses reached $2,217,403, resulting in operating income of $2,811,567 with an operating profit margin of 55.9%. Unaudited financial statements for 1995 indicate that operating profits of $2,712,460 were generated on revenues of $5,001,040, for an operating margin of 54.2%.

    6. Coos Bay, OR

         Unaudited financial statements for the year ending December 31, 1994, show revenues for the System of $6,658,404. Operating expenses totaled $2,895,699, resulting in operating income of $3,762,705 with an operating profit margin of 56.5%. Unaudited financial statements for 1995 indicate that operating profits of $3,687,386 were generated on revenues of $6,775,525, for an operating margin of 54.4%.

    7. Dallas, OR

         Based on unaudited financial statements for the year ending December 31, 1994, revenues for Dallas were $6,005,589. Over the same period, operating expenses totaled $2,394,019, resulting in operating income of $3,611,569 with an operating profit margin of 60.1%. Unaudited financial statements for 1995 indicate that operating profits of $3,664,003 were generated on revenues of $6,074,204, for an operating margin of 60.3%.

    8. Florence, OR

         Unaudited financial statements for the year ending December 31, 1994 show revenues for Florence reached $1,604,711. Operating expenses totaled $638,989, resulting in operating income of $965,722 with an operating profit margin of 60.2%. Unaudited financial statements for 1995 indicate that operating profits of $888,628 were generated on revenues of $1,695,633, for an operating margin of 52.41%.

V.       TOTAL SYSTEM VALUE

         MTA has estimated the sum of the fair market values for the Systems as a business enterprise to be $283,228,000 as of December 31, 1995. Fair market value is the cash price a willing buyer would give a willing seller in an arm's length transaction in order to complete the sale. It is assumed that both buyer and seller have been informed of all relevant facts and neither is under any compulsion to conclude the transaction and that the tangible assets will remain in their present location and will continue to be employed in their highest and best use, i.e., the delivery of cable television signals to subscribers.

         A.      VALUATION PROCEDURE AND METHODS

         MTA used the following basic methodology to determine the overall fair market value of the System(s):

         1. Performed onsite reviews to observe a representative portion of the markets and homes passed, reviewed the number of subscribers, and determined the quality and attractiveness of the services provided.

         2. Made inquiries of management to ascertain and/or verify items relevant to the appraisal.

         3. Estimated the availability of additional homes passed and the probability of future growth.

         4. Reviewed selected financial records and other documents to verify certain financial data.

         5. Estimated the expected changes in operations that a buyer most likely would institute.

         6. Applied generally accepted methods of estimating the fair market value of the entity as a whole.

         A business valuation typically is performed using one or more of three approaches: the cost approach, the market approach, and the income approach. Since the System will be relying to a large degree on intangible assets to generate income, the cost approach is not appropriate in this case. The market, or comparable sales, approach has not been used because of the difficulty in choosing sales that reflect the same profitability, size, and growth as the System. Therefore, this valuation has been based on the income approach to valuation. The income approach is the best approach to valuing the System because it reflects the future earnings potential of the System.

         There are various established methods of determining a business entity's total fair market value using the income approach. The most commonly accepted methods are as follows:

         1.      Capitalization of projected net cash flow.

         2.      Capitalization of single-year operating profit.

         3.      Dividend capitalization.

         4.      Market price-to-book equity.

         5.      Price-earnings multiple.

         Of the methods listed above, MTA normally relies primarily upon the capitalization of projected net cash flow, or "discounted cash flow" approach, to estimate total value. MTA generally favors discounted cash flow methodology because it considers the broadest range of factors that will affect both the present and future income, and therefore value, of a cable television system. Accordingly, MTA usually gives greater consideration to the discounted cash flow methods in its final judgment concerning the fair market value of a cable television system.

         MTA has prepared two discounted cash flow valuations for the System, one which analyzes the projected return on equity and one which analyzes the projected return on investment. MTA also has considered the second general methodology listed above, i.e., capitalization of operating profit, in conducting its valuation of the System.

The methodologies are described in Parts V-B and V-C of this report. The values for the overall fair market value of the System are presented in Exhibit A.

         The remaining methods listed above, although widely used in other industries, generally are inappropriate for valuing cable television systems. Dividend capitalization, based upon actual dividends or capacity, usually is irrelevant since few publicly-traded cable companies pay dividends and earnings (which should be reflective of a dividend capacity) are not reflective of the capacity to generate operating income. A comparison of market price-to-book equity also is not valid usually since book equity varies widely from one company to another as to how much intangible and tangible value is reflected on the books. Finally, an analysis of price-earnings multiples generally is not appropriate because they also vary widely within the industry and are not representative of the financial position of most cable systems.

         B.      DISCOUNTED CASH FLOW METHODOLOGY

         MTA has generated two discounted cash flow models to arrive at a total System value. The return-on-equity model is based upon a hypothetical purchase price that would achieve a target after-tax return on equity based on the present value of the projected net cash flows. The return-on-investment model measures the net present value of the projected pre-tax operating cash flows, less capital expenditures, plus the residual value of the System, that represent the return on total investment.

         Both the return-on-equity and return-on-investment methods are dependent upon projections of the System's future net cash flow and residual value and on selection of an appropriate discount rate. MTA's calculations are based on detailed projections of a variety of factors which will affect future cash flow including housing growth, plant mileage, basic and pay subscriber growth, subscriber rates, operating expenditures, and capital expenditures.
The projections and assumptions used in MTA's discounted cash flow models are set forth in Exhibits E, F, G, and H. Exhibit E provides details of MTA's projections for plant mileage, housing, and subscriber growth. Exhibit F shows the rates subscribers were charged at the time of the appraisal for various services and

MTA's projections for future growth. Exhibit G lists revenues and operating expenses for all years throughout the projection period, and Exhibit H details capital expenditures anticipated for the System. In addition, Exhibit J includes miscellaneous assumptions such as the average remaining life of the franchises under which the System operates, tax rates, the net fair market value of beginning tangible assets, the breakdown between debt and equity and the interest rate anticipated on the debt, and the multiples and discount rates used in the various appraisal methods. MTA's determination and use of these factors is discussed further below.

         1.      Net Cash Flow/Return on Equity

         This method involves the use of multiple year projected operations for the System and a predetermined target after-tax return on equity for a hypothetical outside buyer. The projection period is based on the average remaining franchise life of the System. A complete discussion of the selection of the projection period is provided in Part V-B-3 of this report.

         Based on the use of typical debt-to-equity ratios and debt services, MTA has made certain assumptions concerning the capital structure that a "typical, prudent outside buyer" might experience as well as the probable interest rates that would be applicable in connection with any debt financing that might be incurred, as shown in Exhibit J. To calculate future cash flows, MTA has projected future subscribers, revenues, operating expenses, and capital expenditures. MTA has then tested various hypothetical purchase prices, i.e., potential fair market values, to determine a value that yields the desired return on equity, as shown in Exhibits C-1 and C-2.

         Using the return-on-equity model, MTA has generated low and high cash flow projections for the System shown in Exhibits B-1 and B-2. The difference between the two projections reflects the range of potential returns on equity that a buyer could reasonably expect to realize depending upon the initial purchase price paid for the System.

         2.      Net Cash Flow/Return On Investment

         This discounted cash flow method, similar to the preceding method, is used to measure the net present value of the pre-tax operating cash flow, less capital expenditures, plus the residual value of the System, that represent the return on the total investment rather than that which could result from an assumed purchase with a predetermined debt-to-equity ratio. To calculate future cash flows, MTA has used the same projections for future subscribers, revenues, operating expenses, and capital expenditures as in the return-on-equity method. The projected cash flows for the System, plus the last-year residual value of the System, less capital expenditures, are then discounted to their present value using an acceptable discount factor based on the weighted average cost of money, as shown in Exhibit D. MTA has used the return on investment model, like the return on equity model, to generate low and high values for the System. These values, shown in Exhibit D, represent the present value of the future pre-tax operating cash flows and reflect more conservative and more optimistic assumptions, respectively, as to the likely return on investment that the System will generate over time.

         3.      Cash Flow Projections

         There are many factors that affect the projections of a specific cable system's cash flow. With respect to the System, MTA has analyzed the franchise area, the costs incurred to meet franchise obligations, the length of the franchise period, the degree of competition, and the historic results of the System's operations. MTA also has examined factors that affect the industry, such as possibility of regulation, competitive threats, rapid technical changes, and the development of additional programming services. These factors have been incorporated into MTA's projections of the System's future cash flows.

         The most critical factors in the expected cash flow of a specific cable system are the opportunities for growth in the territory in which it operates, i.e., its franchise area and the duration of the franchise. In making its cash flow projections, MTA has carefully reviewed the demographics of counties represented in the service area. Demographic information was gathered from direct observation during MTA's onsite visit, discussion with System management, Marketing Statistic's Demographics USA 1995, U.S. Census Bureau data, and information obtained from the local Chamber of Commerce.

         MTA also has reviewed information pertaining to the System's franchises in order to calculate their remaining life and made inquiries of System management personnel to ascertain any relevant terms that may affect the value of the System. MTA has calculated a weighted average remaining life of the franchises in each of the eight regions.

         The projection period used for the cash flows normally is the weighted average remaining life of the franchises, except when the weighted life of the franchises falls below seven or exceeds ten years. When the franchise life falls below seven years, MTA uses a seven-year projection period, amortizing the franchises over fifteen years as mandated by the Internal Revenue Service
(IRS). When the franchise life exceeds ten years, a ten-year projection period is used, with the franchises amortized over fifteen years. MTA believes that the cash flows realized from a projection period less than seven years generally are not reflective of the value of a system than an investor would consider when utilizing discounted cash flow methodology. MTA also believes that the operating income resulting from income and expense projections beyond ten years is increasingly uncertain and might produce less accurate values for the System.

         MTA's cash flow projections are also based in part on historical operating data such as subscriber rates, the ratio of subscribers to homes passed, and the age and condition of the System's distribution plant. MTA also has relied on information provided by System management personnel, discussions with System personnel, and MTA's familiarity with typical industry expenses and operating trends to project the future financial performance of the System. As shown in Exhibits E through H, MTA has projected increases in the number of basic and pay subscribers, projected changes in service rates, and estimated expenditures for future installation of cable plant and other future capital requirements.

         4.      Residual Value

         Under both the return-on-equity and the return-on-investment approaches, MTA has calculated a residual value for the System following the projection period. The residual represents the anticipated value of the System at the end of the projection period. This value is added to the System's cash flow stream in the final year of the projection period and then discounted back to present value.

         The residual is calculated as a multiple of the projected annual net cash flow in the final year of the discounted cash flow analysis. The multiple used reflects the degree of likelihood that the System will have significant future income, and therefore value, at the end of the projection period. If the franchise is likely to be renewed on the same terms as the current franchise, and if there is a realistic expectation of continued growth in income, a higher multiple will be applied. On the other hand, if the franchise is not likely to be renewed, or is renewed on terms and conditions significantly different from the current franchise, or if competitive or technological factors jeopardize the operator's future income, a lower multiple is appropriate.

         Based on its experience and familiarity with the cable industry, and its analysis of the System, MTA has calculated the System's residual value using the last year's cash flow times a multiple of nine, as shown in Exhibit
D. This multiple reflects MTA's view that the System is likely to have significant value in the last year of the projections, but that certain unknowns and uncertainties must be factored into the multiple nonetheless. Currently, the Cable Act of 1984 puts operators in a favorable position in that cable franchises are generally likely to be renewed. However, the 1984 Act provides no guarantee of renewal, and it is expected that the negotiation process required to obtain a renewal will result in new franchises that will be on terms significantly different and probably less favorable than current franchises. In addition, concerns about how re-regulation of the cable industry will affect the Act's renewal provisions could have the effect of reducing or eliminating the operator's expectation of renewal.

         5.      Discount Rates

         A critical component of both the return-on-equity and the return-on-investment approaches is the selection of the rate at which future cash flows are discounted to their present value. The discount rate represents the investor's expected return on capital, i.e., the rate of return that reasonably reflects the risk being undertaken by the investor.

         Considering the relative risk associated with the cable industry in comparison to other industries, and the risk associated with the System in particular, MTA has adopted a range of discount rates for its discounted cash flow methods. In the after-tax return-on-equity model, MTA has applied an after-tax discount rate of 14.0% for its low valuation, and a rate of 12.0% for its high valuation. In the pre-tax return- on-investment model, the pre-tax weighted average low valuation discount rate is 16.6%, while the high valuation rate is 15.1%. The discount rates used in the two discounted cash flow methods are indicated on Exhibit D and summarized in Exhibit A.

         MTA has calculated the discount rate for the return-on-equity model by first establishing a risk-free rate of return (the current rate of return available on Treasury bills or Treasury bonds as of the valuation date) and then adding the historical premium for risk that the market has presented to holders of representative cable television stocks. This assumes that using such historical data will provide a reasonable guide to future return expectations after recognition for risk.

         The discount rate incorporates systematic risk, which is the sensitivity of the return on the subject investment to changes in the return for the market as a whole. MTA also has considered in our selection of the discount rates unsystematic risk, which is any risk premium directly associated
with the industry, particular company, or the subject system.   Thus, internal
risk factors, such as the possibility of competition, municipal and customer relations, rate structure, franchise stability, etc., have been examined in our selection of the discount rates.

         The discount rates used in the return-on-investment model is determined by the "band of investment" method. The rates are based on an average of the rate applicable to equity and the cost of debt weighted in the proportions that are utilized for the particular system.

         C.      DIRECT INCOME METHODOLOGY

         An alternative valuation method to the discounted cash flow method is the direct income method, in which the estimate of the cable system's value is based on current net operating income times a multiple selected by the appraiser. MTA has applied several alternative versions of this method to the System. In the first model, MTA used the System's actual annual net operating income for the 12-month period preceding the valuation date, whenever the appropriate data was available. When data was insufficient to ascertain the actual net operating income for the past full year, MTA estimated the past year's annual net operating income based on available financial information for the past several months. In the second, the System's current cash flow as of the appraisal date was annualized to create a "running rate" net operating income projection. In the third model, MTA used the System's projected net operating income for the twelve months following the appraisal date. The results are shown in Exhibit A.

         The multiples applied to each of these income figures are derived from a variety of cable industry data. First, MTA has looked at the income and stock value of several publicly traded cable companies near the appraisal date. From this analysis, MTA has derived a range of multiples that it believes are applicable to privately held cable systems, which includes adjustments for control and marketability. Taking into account multiples derived from the sale of other cable television systems, MTA has arrived at a composite figure for each model. In the historical income model, MTA has applied a low multiple of
10.5 and a high multiple of 11.5. The running rate and projected income models use slightly lower multiples to account for the additional risk and uncertainty of using projections rather than historical data. The multiples used in each of the three direct income approaches are indicated in Exhibit A.

         D.      VALUE CONCLUSIONS

         The valuations yielded by each of the methods described above are shown in Exhibit A. In arriving at a final System valuation, MTA considered both discounted cash flow methods, i.e., the return-on-equity and return-on-investment methods, and the direct income methods. Based upon the foregoing analysis and a consideration of the various methods, MTA concludes that the fair market values of the Systems as a business enterprise as of December 31, 1995, were as follows:



                               Gilroy, CA                     $76,000,000
                               Hesperia, CA                    38,846,000
                               San Luis Obispo, CA             29,585,000
                               Tulare, CA                      31,972,000
                               Central Region, OR              26,294,000
                               Coos Bay, OR                    34,501,000
                               Dallas, OR                      35,334,000
                               Florence, OR                    10,696,000
                               COMBINED SYSTEMS              $283,228,000


         Allocations of the above values to the headends within Coos Bay, Dallas, and Florence are found in Appendix C to this report. Allocation summaries for the identified Sale and Exchange properties are as follows:



                               Sale
                               Coos Bay, OR                   $27,837,000
                               Dallas, OR                      15,402,000
                               Florence, OR                       271,000
                               Gilroy, CA                      76,000,000
                               Tulare, CA                      31,972,000
                               SLO, CA                         29,585,000
                               Central, OR                     26,294,000
                                                             ------------
                                            TOTAL            $207,361,000


                               Exchange
                               Coos Bay                        $6,664,000
                               Dallas                          19,932,000
                               Hesperia                        38,846,000
                               Florence                        10,425,000
                                                              -----------
                                            TOTAL             $75,867,000

VI.      ALLOCATION OF VALUE TO SALE AND EXCHANGE CLUSTERS

         A.      PURPOSE OF ALLOCATION

         Certain affiliates of Falcon Cable Systems Company, L.P. have made a preliminary proposal to the Advisory Committee to exchange their ownership interests for a portion of the cable systems that represent an equal value. After the exchange, the General Partner would exercise its right to acquire the ownership interests of the unaffiliated owners. The proposal was designed such that the unaffiliated owners would receive the same amount whether or not the systems are exchanged with the affiliated members or all the systems are sold as part of a sale and liquidation. Accordingly, it was necessary to compute the value of the systems that would be exchanged (Exchange Systems) and the remaining systems that would be sold (Sale Systems) in order to determine any adjustments in the list of systems that would ensure that the unaffiliated owners would receive the same amount whether or not the exchange took place.

         B.      METHODOLOGY

         The fair market values assigned to certain Systems in the previous section have been allocated to the headend service areas (headends) within those Systems. Headend allocations have been calculated for Coos Bay, Dallas, and Florence. To allocate each System's fair market value among its operating headends, MTA examined 1) the number of subscribers served by the headend, 2) the projected operating cash flows to be generated by the headend, and 3) the projected free cash flows to be generated by the headend after capital expenditures have been considered. Allocation percentages were developed based on these three criteria and then averaged to determine a single allocation percentage.

         The allocation scheme based on the number of subscribers simply divides the subscribers served from the headend by the total number of subscribers served by the

System, resulting in the first allocation percentage. This allocation was conducted in an identical manner for all three Systems.

         The second and third allocation methods were preceded by a grouping of each System's headends into two separate operating clusters identified as Sale and Exchange clusters, based on Falcon's General Partner's identification of headends that would potentially be exchanged for the General Partner's limited partner equity interest. When the clusters within Coos Bay, Dallas, and Florence were identified, an allocation of each original System's value between the two groups was developed. Since each cluster's collective revenues, operating expenses, and the level of capital expenditures to be supported were not evenly dispersed among the headends, it was necessary to prepare DCF models for the clusters based on the same methodology used to estimate the original System value. Appropriate adjustments were made to mileage, homes passed, subscribers, rates, operating expenses, and capital expenditures. The single exception to this methodology involved the Mapleton headend in the Florence System, which was identified as a Sale cluster. However, this headend's value is best represented by the contribution it makes to the value of the Florence System. Accordingly, Mapleton's value is the difference between the original value for Florence and the Florence Exchange headend. After the allocation of original System values to Sale and Exchange clusters was accomplished, MTA's second allocation scheme using operating cash flow per headend was applied.

         C.      HEADEND VALUE ALLOCATIONS

         To forecast operating cash flows per headend in the second allocation method, MTA began with revenue projections based on the number of subscribers to each service per headend and the weighted average rates for services in those specific communities. Certain revenue streams such as installation charges, advertising sales, and miscellaneous have been projected per headend according to a simple subscriber-based allocation of the corresponding (either Sale or Exchange) cluster's revenue projections. Accordingly, revenue streams were projected per headend for 1996.

         An operating profit margin was applied to the revenue streams to forecast 1996 operating cash flow. The profit margin applied to the revenues for each headend was the cumulative profit margin, incorporating all revenues and cash flows, forecast in the corresponding cluster valuation. Headend cash flows were projected to grow at the same annual rate as cash flows for the corresponding cluster. Use of the cumulative margin and the cluster-wide cash flow growth captures the impact on cash flow from new services launched after the valuation date. Cumulative cash flows over the projection period for each headend were divided by cumulative cash flows for the corresponding cluster. In this manner, the second allocation percentage per headend was derived.

         The third allocation method based on the free cash flow per headend required an allocation of original System capital expenditures to each headend. At the System level, certain expenditures, including converters, installations, miscellaneous, and incremental upgrade/rebuild costs have been projected directly by MTA. Plant mileage projections were based on a combination of historical information, Falcon-provided projections, and the appraiser's judgment. These expenditures were allocated between the headends based on the appropriate statistic, either subscribers or plant miles. The specific rebuild/upgrade expenditures per headend were based on plans and financial projections prepared by Falcon and supplied to the appraisers. Cumulative capital expenditures have been subtracted from cumulative operating cash flows at the headend level and compared with the corresponding figure for the cluster to provide the third allocation percentage.

         The three allocation percentages were averaged to calculate a single percentage. The average percentage is applied to the original System value to determine an allocated value per headend. Where the sum of the allocated values did not precisely match the original System value, the allocated values were adjusted by the percentage difference between the two. This step results in the final allocated value per headend which yields the overall values for the Sale and Exchange properties.

         According to this methodology, the sum the identified Sale headends, as of December 31, 1995, is $207,361,000. The sum of the identified Exchange headends as of the same date is $75,867,000.

         VII.    CONTINGENCIES AND LIMITING CONDITIONS

         Our conclusions as to the value of the System's assets and asset allocations are based upon the following, which to the best of our knowledge and belief are reliable and sound:

         1. Information and data obtained during an onsite inspection by MTA representatives of a representative portion of the System and communities served.

         2.      Selected documents including:

                 a.  Various operating data and maps.

                 b.  Miscellaneous internal data and documents.

         The following limiting conditions apply to the subject appraisal:

         1. MTA is under no obligation to update the appraisal to account for events or additional data subsequent to the appraisal date. The appraisal is based on laws and regulations in place as of December 31, 1995, and does not reflect subsequent changes, if any, in the relevant laws and regulations.

         2. Neither this report nor any portions thereof may be used for any purpose other than as stated herein nor may it be reproduced or excerpted without the prior written consent of MTA.

         3. No copies of this report will be furnished to entities other than the client without the client's specific permission or direction unless ordered by a court of competent jurisdiction.

         4. The comments and judgments of MTA as to the physical and terminal state of the cable system were made by representatives who are expert in valuing cable television assets but not by qualified cable television engineers. Consequently, readers should not rely on any statement made herein for any purpose other than those set forth in this appraisal.

         5. Separate appraisals of the System-owned land, buildings, improvements, and construction in progress were not conducted. Values for the System's land, buildings, and improvements were taken from the balance sheet, statements of assessed value for tax purposes, or System estimates based on tax assessments.

         6. MTA did not consider, or factor into the appraisal, any impact on value that might be caused by the presence of toxic waste or hazardous material including electromagnetic radiation or other forms of radiofrequency radiation.

VIII.    STATEMENT OF VALUE

         MTA certifies that a personal inspection of a representative portion of the communities and Systems was made by qualified representatives of this firm and that, to the best of our knowledge, the statements contained in this appraisal are correct and that the opinions stated are based on consideration of the relevant factors. Neither MTA nor any of its representatives have any current interest or contemplated future interest in the entities appraised. The fee paid for this report was in no way dependent on the values determined herein.

         Based on the various analyses, computations, and considerations discussed in this report, it is our professional judgment, subject to the assumptions and limitations stated in this report, that the values as stated in this report are true and correct. Therefore, it is the professional opinion of MTA that the fair market values of the Systems as a business enterprise as of December 31, 1995, are as stated below:



                                                  Gilroy, CA                     $76,000,000
                                                  Hesperia, CA                    38,846,000
                                                  San Luis Obispo, CA             29,585,000
                                                  Tulare, CA                      31,972,000
                                                  Central Region, OR              26,294,000
                                                  Coos Bay, OR                    34,501,000
                                                  Dallas, OR                      35,334,000
                                                  Florence, OR                    10,696,000
                                                                                  -----------

                                                  COMBINED SYSTEMS              $283,228,000

         Value allocation summaries for the identified Sale and Exchange properties, as of December 31, 1995, are as follows:



                                 Sale
                                 Coos Bay, OR                   $27,837,000
                                 Dallas, OR                      15,402,000
                                 Florence, OR                       271,000
                                 Gilroy, CA                      76,000,000
                                 Tulare, CA                      31,972,000
                                 SLO, CA                         29,585,000
                                 Central, OR                     26,294,000
                                                                -----------

                                              TOTAL            $207,361,000


                                 Exchange
                                 Coos Bay                        $6,664,000
                                 Dallas                          19,932,000
                                 Hesperia                        38,846,000
                                 Florence                        10,425,000
                                                                -----------
                                              TOTAL             $75,867,000





                        MALARKEY-TAYLOR ASSOCIATES, INC.




                               /s/ ROBERT M. JONES
                        ---------------------------------
                              By:  Robert M. Jones
                                 President, MTA



                                /s/ SUSAN DONOVAN
                        ---------------------------------
                               By:  Susan Donovan
                            Senior Financial Analyst





                                 April 29, 1996

IX.      QUALIFICATIONS

         A.      QUALIFICATIONS OF MALARKEY-TAYLOR ASSOCIATES, INC. (MTA)

         MTA has served the communications industry for nearly 30 years specializing in the field of cable, cellular, paging, mobile radio, and broadcasting technologies. We have completed thousands of projects for clients in the communications industry and in the financial and investment communities. Our organization is composed of a multi-disciplinary team of professionals who combine academic training in accounting, finance, engineering, marketing, management, economics, and law with many years of experience solving problems for hundreds of clients in both the public and private sectors.

         A large portion of our financial, engineering, and managerial professionals' time is devoted to the appraisal of cable television systems, cellular telephone systems, paging systems, and broadcast stations. Since 1964, we have appraised hundreds of communications properties for purposes of financing, ownership transfers, property tax assessments, and estate planning and probating. Our appraisal experience has included independent fair market valuations and purchase price allocations, including valuation of both tangible assets and intangible assets such as franchises, licenses, subscriber lists, leases, and contracts. MTA has supplied expert testimony on cable, cellular, paging, and broadcast property values in court and other legal hearings.

         B.      QUALIFICATIONS OF ROBERT M. JONES

Robert M. Jones is MTA-EMCI's President. He is responsible for the management of the financial aspects of all projects. During Mr. Jones years of experience in the cable industry, he has been involved in the analysis of hundreds of systems and is thoroughly familiar with the fiscal management features of all types of systems, from the smallest to the largest. He has the training, experience, and industry knowledge to analyze and interpret financial and operating statements, pro forma financial projections and related financial and management information systems involved in appraisals , rate regulation, valuations, management audits, feasibility studies, due diligence reviews, and franchise applications and renewals. He has testified before court and arbitration hearings concerning cable system values.

EXPERIENCE

Malarkey-Taylor Associates, Inc., Washington, D.C.; telecommunications consultants and appraisers, specializing in cable television; 1972-1975 and 1978-present; President and Chief Operating Officer; responsible for the financial aspects of all projects.

U.S. Army Communications Command, Ft. Ritchie, MD; U.S. Government organization responsible for all non-tactical communications (e.g. telephone, microwave, cable TV, etc.) in the United States; 1977-1978. Chief of Internal Review; responsible for review and analysis of all financial and operational aspects of approximately 100 communications facilities throughout the United States.

U.S. Renegotiation Board, Washington, D.C.; Review and oversight of defense contracts with the U.S. Government; 1975-1977; responsible for review, analysis and renegotiation of defense contracts.

U.S. General Accounting Office, Washington, D.C.; Research and review of various aspects, especially financial, of projects and operating groups in the Department of Defense; 1968-1969 and 1971-1972.

EDUCATION

M.A. Degree, Accounting University of Missouri, Columbia, MO.

B.B.A. Degree, Accounting, Texas Tech University, Lubbock, TX.

CERTIFICATION AND ORGANIZATIONS

Certified Public Accountant, Texas and Maryland

Senior Member, American Society of Appraisers

Member, American Institute of Certified Public Accountants

Member, Texas Society of Certified Public Accountants

         C.      QUALIFICATIONS OF SUSAN DONOVAN

         Susan Donovan is a Senior Financial Analyst, in the Financial Services department at Malarkey-Taylor. She provides valuation, financial and consulting services to cable television and broadcasting companies. Ms. Donovan is involved in the fair market valuation and asset appraisal of publicly and privately held cable television systems and broadcast stations. She has acquired an in-depth knowledge of the values of cable television systems and broadcast stations, including their market characteristics, growth prospects, construction costs, operating cost structures, and other industry issues.

         Ms. Donovan was previously with the communications consulting firms of Broadcast Investment Analysts, Inc. and Frazier, Gross & Kadlec, both of Washington, D.C., where she participated in asset appraisal and fair market valuations for numerous broadcast properties.



EXPERIENCE

Senior Financial Analyst, Financial Services, Malarkey-Taylor Associates, Inc., Washington, D.C., 1993-present.

Financial Analyst, Broadcast Investment Analysts, Inc., Washington, D.C., 1988-1992.

Research Analyst, Frazier, Gross & Kadlec, Washington, D.C., 1986-1988.

Assistant Editor and Editorial Coordinator, TV Digest (presently Warren Publishing), Washington, D.C., 1985-1986.

EDUCATION

M.B.A., George Mason University, Fairfax, Virginia.

B.A., Political Science, Trinity College, Washington, D.C.

         D.      QUALIFICATIONS OF KEKE TAN

         Keke Tan is a Financial Analyst in the Financial Services department at Malarkey-Taylor. She is involved in the fair market valuation and asset allocation of cable television systems.

         Ms. Tan has gained in-depth knowledge of the telecommunications industry from her previous work on various Management Information Systems (MIS) projects, as a graduate research assistant at George Mason University (GMU). While a student at GMU, Ms. Tan was responsible for the preparation of a comprehensive financial management case study addressing both domestic and international perspectives pertaining to the telecommunications industry. Additionally, she has worked as a financial analyst at LCI International, Inc., a business and residential long distance telephone service provider.

EXPERIENCE

Financial Analyst, Financial Services, Malarkey-Taylor Associates, Inc., Washington, D.C., October 1995-present.

Graduate Research Assistant, George Mason University, Fairfax, VA, 1994-1995.

Financial Analyst, LCI International, Inc., McLean, VA, 1995.

Financial Associate, Commonwealth Capital, Inc., Alexandria, VA, 1994.

EDUCATION

M.B.A. (studies concentrating in Finance and MIS), George Mason University, Fairfax, Virginia.

B.S., International Business Administration, Hunan University, Hunan, China.

                                   APPENDIX A

                   DCF Valuation Exhibits for Falcon Systems

                                   Gilroy, CA

 FALCON CABLE SYSTEMS CO.                                             EXHIBIT A
GILROY REGION - CALIFORNIA
 AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------                                         LOW           HIGH
                                                      -----------    -----------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (12/31/95)         $7,650,850     $7,650,850
        VALUATION MULTIPLE                                   10.5           11.5

        ESTIMATED FAIR MARKET VALUE                   $80,333,925    $87,984,775
                                                      -----------    -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE              $13,674,275    $13,674,275
            OPERATING MARGIN, PER BOOKS (12/31/95)           58.2%          58.2%
                                                      -----------    -----------
        "RUNNING RATE" OPERATING INCOME                 7,959,112      7,959,112
            VALUATION MULTIPLE                               10.0           11.0

        ESTIMATED FAIR MARKET VALUE                   $79,591,116    $87,550,227
                                                      -----------    -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                               $8,321,175     $8,321,175
        VALUATION MULTIPLE                                    9.5           10.5
                                                      -----------    -----------
        ESTIMATED FAIR MARKET VALUE                   $79,051,165    $87,372,340
                                                      -----------    -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                              14.0%          12.0%
        ESTIMATED FAIR MARKET VALUE                   $68,767,468    $74,696,602
                                                      -----------    -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                             16.6%          15.1%
        ESTIMATED FAIR MARKET VALUE                   $67,554,967    $73,075,065
                                                      -----------    -----------


SUMMARY OF VALUES


I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME        $80,333,925    $87,984,775
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME      79,591,116     87,550,227
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME         79,051,165     87,372,340
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY            68,767,468     74,696,602
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT        67,554,967     73,075,065
                                                      -----------    -----------

RANGE OF ESTIMATED FAIR MARKET VALUES                 $72,662,000    $79,338,000

ESTIMATED FAIR MARKET VALUE                                   $76,000,000
                                                              -----------

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT B
     GILROY REGION - CALIFORNIA                                    LOW ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------
  YEAR ENDING DECEMBER 31,                     1996             1997            1998             1999
                                               ----             ----            ----             ----
REVENUES                                $14,041,526      $15,361,691     $16,991,254      $18,911,275
OPERATING EXPENSES                        5,720,351        6,323,315       6,998,292        7,728,029
                                        -----------      -----------     -----------     ------------

OPERATING INCOME                         $8,321,175       $9,038,377      $9,992,962      $11,183,246
   OPERATING MARGIN                            0.59             0.59            0.59             0.59
PARENT SERVICES/MGT FEE(5%)                 702,076          768,085         849,563          945,564
FRANCHISE AMORTIZATION(15)                3,179,667        3,179,667       3,179,667        3,179,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467          905,467
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              1,640,173        3,820,456       4,786,445        5,555,825
INTEREST                                  3,306,134        3,539,424       3,962,766        4,135,473
                                        -----------      -----------     -----------     ------------

PRE-TAX INCOME                          ($1,412,341)     ($3,174,720)    ($3,690,945)     ($3,538,750)
INCOME TAX (EXPENSE)/BENEFIT                480,196        1,079,405       1,254,921        1,203,175
                                        -----------      -----------     -----------     ------------

NET INCOME                                ($932,145)     ($2,095,315)    ($2,436,024)     ($2,335,575)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                          ($1,412,341)     ($3,174,720)    ($3,690,945)     ($3,538,750)
FRANCHISE AMORTIZATION(15)                3,179,667        3,179,667       3,179,667        3,179,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467          905,467
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              1,640,173        3,820,456       4,786,445        5,555,825
EQUITY                                   33,061,336
DEBT                                     33,061,336        2,332,901       4,233,426        3,801,512
RESIDUAL VALUE IN YEAR 7                -----------      -----------     -----------     ------------

TOTAL SOURCES OF CASH                   $70,435,637       $7,063,769      $9,414,060       $9,903,722

USES OF CASH -
PURCHASE PRICE - CURRENT                $68,767,468
CAPITAL EXPENDITURES                      1,567,208        7,064,729       7,339,613        7,621,830
DEBT RETIREMENT                                   0                0       2,074,447        2,281,891
TAXES PAID ON NET INCOME                          0                0               0                0
TAXES PAID ON SALE (RESIDUAL)           -----------      -----------     -----------     ------------

TOTAL USES OF CASH                      $70,334,677       $7,064,729      $9,414,060       $9,903,722

ANNUAL CASH INCREASE/(DECREASE)            $100,960            ($960)            ($0)              $0
CUMULATIVE CASH                             100,960          100,000         100,000          100,000


  YEAR ENDING DECEMBER 31,                     2000             2001            2002            TOTAL
                                               ----             ----            ----            -----

REVENUES                                $20,810,824      $22,442,561     $23,934,099     $132,493,230
OPERATING EXPENSES                        8,573,875        9,242,147       9,878,234       54,464,242
                                        -----------      -----------     -----------    -------------

OPERATING INCOME                        $12,236,949      $13,200,414     $14,055,865      $78,028,988
   OPERATING MARGIN                            0.59             0.59            0.59
PARENT SERVICES/MGT FEE(5%)               1,040,541        1,122,128       1,196,705        6,624,661
FRANCHISE AMORTIZATION(15)                3,179,667        3,179,667       3,179,667       22,257,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467        6,338,267
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              5,307,702        4,590,197       4,277,742       29,978,539
INTEREST                                  3,907,284        3,353,366       2,660,833       24,865,280
                                        -----------      -----------     -----------    -------------

PRE-TAX INCOME                          ($2,103,711)         $49,589      $1,835,452     ($12,035,426)
INCOME TAX (EXPENSE)/BENEFIT                715,262          (16,860)       (624,054)       4,092,045
                                        -----------      -----------     -----------    -------------

NET INCOME                              ($1,388,449)         $32,729      $1,211,398      ($7,943,381)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH-
PRE TAX INCOME                          ($2,103,711)         $49,589      $1,835,452     ($12,035,426)
FRANCHISE AMORTIZATION(5)                 3,179,667        3,179,667       3,179,667       22,257,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467        6,338,267
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              5,307,702        4,590,197       4,277,742       29,978,539
EQUITY                                                                                     33,061,336
DEBT                                              0                0               0       43,429,175
RESIDUAL VALUE IN YEAR 7                                                 126,502,789      126,502,789
                                        -----------      -----------    ------------     ------------

TOTAL SOURCES OF CASH                    $7,289,124       $8,724,919    $136,701,115     $249,532,346

USES OF CASH-
PURCHASE PRICE - CURRENT                                                                  $68,767,468
CAPITAL EXPENDITURES                      1,749,949        1,799,592       1,878,395       29,021,317
DEBT RETIREMENT                           5,539,175        6,925,327      26,608,335       43,429,175
TAXES PAID ON NET INCOME                          0                0               0                0
TAXES PAID ON SALE (RESIDUAL)                                             25,586,037       25,586,037
                                        -----------      -----------     -----------     ------------

TOTAL USES OF CASH                       $7,289,124       $8,724,919     $54,072,767     $166,803,997

ANNUAL CASH INCREASE/(DECREASE)                  $0              ($0)    $82,628,349      $82,728,349
CUMULATIVE CASH                             100,000          100,000      82,728,349

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT B
     GILROY REGION - CALIFORNIA                                   HIGH ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------
  YEAR ENDING DECEMBER 31,                     1996             1997            1998             1999
                                               ----             ----            ----             ----
REVENUES                                $14,041,526      $15,361,691     $16,991,254      $18,911,275
OPERATING EXPENSES                        5,720,351        6,323,315       6,998,292        7,728,029
                                        -----------      -----------     -----------     ------------

OPERATING INCOME                         $8,321,175       $9,038,377      $9,992,962      $11,183,246
   OPERATING MARGIN                            0.59             0.59            0.59             0.59
PARENT SERVICES/MGT FEE(5%)                 702,076          768,085         849,563          945,564
FRANCHISE AMORTIZATION(15)                3,179,667        3,179,667       3,179,667        3,179,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467          905,467
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              1,640,173        3,820,456       4,786,445        5,555,825
INTEREST                                  3,618,191        3,886,158       4,369,783        4,589,889
                                        -----------      -----------     -----------     ------------

PRE-TAX INCOME                          ($1,724,399)     ($3,521,455)    ($4,097,962)     ($3,993,166)
INCOME TAX (EXPENSE)/BENEFIT                586,296        1,197,295       1,393,307        1,357,676
                                        -----------      -----------     -----------     ------------

NET INCOME                              ($1,138,103)     ($2,324,160)    ($2,704,655)     ($1,674,149)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                          ($1,724,399)     ($3,521,455)    ($4,097,962)     ($3,993,166)
FRANCHISE AMORTIZATION(15)                3,179,667        3,179,667       3,179,667        3,179,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467          905,467
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              1,640,173        3,820,456       4,786,445        5,555,825
EQUITY                                   36,181,914
DEBT                                     36,181,914        2,679,671       4,836,245        4,471,311
RESIDUAL VALUE IN YEAR 7                -----------      -----------     -----------     ------------

TOTAL SOURCES OF CASH                   $76,364,735       $7,063,805      $9,609,861      $10,119,104

USES OF CASH -
PURCHASE PRICE - CURRENT                $74,696,602
CAPITAL EXPENDITURES                      1,567,208        7,064,729       7,339,613        7,621,830
DEBT RETIREMENT                                   0                0       2,270,248        2,497,273
TAXES PAID ON NET INCOME                          0                0               0                0
TAXES PAID ON SALE (RESIDUAL)           -----------      -----------     -----------     ------------

TOTAL USES OF CASH                      $76,263,810       $7,064,729      $9,609,861      $10,119,104

ANNUAL CASH INCREASE/(DECREASE)            $100,924            ($924)             $0              $(0)
CUMULATIVE CASH                             100,924          100,000         100,000          100,000


  YEAR ENDING DECEMBER 31,                     2000             2001            2002           TOTAL
                                               ----             ----            ----           -----

REVENUES                                $20,810,824      $22,442,561     $23,934,099     $132,493,230
OPERATING EXPENSES                        8,573,875        9,242,147       9,878,234       54,464,242
                                        -----------      -----------     -----------    -------------

OPERATING INCOME                        $12,236,949      $13,200,414     $14,055,865      $78,028,988
   OPERATING MARGIN                            0.59             0.59            0.59
PARENT SERVICES/MGT FEE(5%)               1,040,541        1,122,128       1,196,705        6,624,661
FRANCHISE AMORTIZATION(15)                3,179,667        3,179,667       3,179,667       22,257,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467        6,338,267
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              5,307,702        4,590,197       4,277,742       29,978,539
INTEREST                                  4,340,162        3,829,532       3,184,616       27,818,332
                                        -----------      -----------     -----------    -------------

PRE-TAX INCOME                          ($2,536,589)       ($426,577)     $1,311,670     ($14,988,479)
INCOME TAX (EXPENSE)/BENEFIT                862,440          145,036        (445,968)       5,096,083
                                        -----------      -----------     -----------    -------------

NET INCOME                              ($1,674,149)       ($281,541)      $865,702       ($9,892,396)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH-
PRE TAX INCOME                          ($2,536,589)       $(426,577)     $1,311,670     ($14,988,479)
FRANCHISE AMORTIZATION(5)                 3,179,667        3,179,667       3,179,667       22,257,667
SUBSCRIBER LIST(8)                          905,467          905,467         905,467        6,338,267
NON-COMPETE COVENANTS(0)                          0                0               0                0
DEPRECIATION                              5,307,702        4,590,197       4,277,742       29,978,539
EQUITY                                                                                     36,181,914
DEBT                                              0                0               0       48,169,141
RESIDUAL VALUE IN YEAR 7                                                 126,502,789      126,502,789
                                        -----------      -----------    ------------    -------------

TOTAL SOURCES OF CASH                    $6,856,246       $8,248,753    $136,177,333     $254,439,837

USES OF CASH-
PURCHASE PRICE - CURRENT                                                                  $74,696,602
CAPITAL EXPENDITURES                      1,749,949        1,799,592       1,878,395       29,021,317
DEBT RETIREMENT                           5,106,297        6,449,162      31,846,160       48,169,141
TAXES PAID ON NET INCOME                          0                0               0                0
TAXES PAID ON SALE (RESIDUAL)                                             22,566,094       22,566,094
                                        -----------      -----------     -----------     ------------

TOTAL USES OF CASH                       $6,856,246       $8,248,753     $56,290,649     $174,453,153

ANNUAL CASH INCREASE/(DECREASE)                  $0               $0     $79,886,684      $79,986,684
CUMULATIVE CASH                             100,000          100,000      79,986,684

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT C
     GILROY REGION - CALIFORNIA                                    LOW ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS     $66,122,671
YEAR 1 DEBT REQUIREMENTS            33,061,336
YEAR 1 EQUITY REQUIREMENTS          33,061,336

FINANCING AVAILABLE                $49,730,525     $54,087,639    $58,749,450    $64,954,254
UNUSED LEVERAGE                     16,669,189      18,693,403     21,196,234     25,881,417

SENIOR DEBT:                              1996            1997           1998           1999
                                          ----            ----           ----           ----

BEGINNING DEBT                              $0      33,061,336    $33,061,336    $30,986,889
DEBT ADDED                          33,061,336               0              0              0
TOTAL ANNUAL PAYMENTS                3,306,134       3,306,134      5,380,580      5,380,580
INTEREST                             3,306,134       3,306,134      3,306,134      3,098,689
PRINCIPAL REPAYMENT                          0               0      2,074,447      2,281,891
ENDING BALANCE                      33,061,336      33,061,336     30,986,889     28,704,998

LINE OF CREDIT:

BEGINNING DEBT                              $0              $0     $2,332,901     $6,566,327
BORROWINGS                                   0       2,332,901      4,233,426      3,801,512
PRINCIPAL PAYMENTS                           0               0              0              0
INTEREST                                     0         233,290        656,633      1,036,784

SENIOR DEBT COVERAGE                       4.0             3.7            3.1            2.6
LOC DEBT COVERAGE                          0.0             0.3            0.7            0.9
TOTAL DEBT COVERAGE                        4.0             3.9            3.8            3.5




FINANCING AVAILABLE                $72,691,097     $79,540,169    $85,802,688
UNUSED LEVERAGE                     39,157,435      52,931,834     65,406,056

SENIOR DEBT:                              2000            2001           2002          TOTAL
                                          ----            ----           ----          -----

BEGINNING DEBT                     $28,704,998     $26,194,918    $23,433,829
DEBT ADDED                                   0               0              0     33,061,336
TOTAL ANNUAL PAYMENTS                5,380,580       5,380,580      5,380,580     33,515,168
INTEREST                             2,870,500       2,619,492      2,343,383     20,850,464
PRINCIPAL REPAYMENT                  2,510,080       2,761,088      3,037,197     12,664,704
ENDING BALANCE                      26,194,918      23,433,829     20,396,632

LINE OF CREDIT:

BEGINNING DEBT                     $10,367,839      $7,338,744     $3,174,505             $0
BORROWINGS                                   0               0              0     10,367,839
PRINCIPAL PAYMENTS                   3,029,095       4,164,239      3,174,505     10,367,839
INTEREST                             1,036,784         733,874        317,451      4,014,816

SENIOR DEBT COVERAGE                       2.1             1.8            1.5
LOC DEBT COVERAGE                          0.6             0.2            0.0
TOTAL DEBT COVERAGE                        2.7             2.0            1.5

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT C
     GILROY REGION - CALIFORNIA                                   HIGH ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------
TOTAL YEAR 1 CASH REQUIREMENTS     $72,363,827
YEAR 1 DEBT REQUIREMENTS            36,181,914
YEAR 1 EQUITY REQUIREMENTS          36,181,914

FINANCING AVAILABLE                $57,381,375     $62,408,814    $67,787,827    $74,947,216
UNUSED LEVERAGE                     21,199,461      23,547,230     26,360,245     31,545,598

SENIOR:                                   1996            1997           1998           1999
                                          ----            ----           ----           ----

BEGINNING DEBT                              $0     $36,181,914    $36,181,914    $33,911,685
DEBT ADDED                          36,181,914               0              0              0
TOTAL ANNUAL PAYMENTS                3,618,191       3,618,191      5,888,440      5,888,440
INTEREST                             3,618,191       3,618,191      3,618,191      3,391,167
PRINCIPAL REPAYMENT                          0               0      2,270,248      2,497,273
ENDING BALANCE                      36,181,914      36,181,914     33,911,665     31,414,392

LINE OF CREDIT:

BEGINNING DEBT                              $0              $0     $2,679,671     $7,515,916
BORROWINGS                                   0       2,679,671      4,836,245      4,471,311
PRINCIPAL PAYMENTS                           0               0              0              0
INTEREST                                     0         267,967        751,592      1,198,723

SENIOR DEBT COVERAGE                       4.3             4.0            3.4            2.8
LOC DEBT COVERAGE                          0.0             0.3            0.8            1.1
TOTAL DEBT COVERAGE                        4.3             4.3            4.1            3.9




FINANCING AVAILABLE                $83,874,342     $91,777,118    $99,003,101
UNUSED LEVERAGE                     45,579,020      66,131,427     76,681,282

SENIOR:                                   2000            2001           2002          TOTAL
                                          ----            ----           ----          -----

BEGINNING DEBT                     $31,414,392     $28,667,391    $25,645,690
DEBT ADDED                                   0               0              0    $36,181,914
TOTAL ANNUAL PAYMENTS                5,888,440       5,888,440      5,888,440     33,678,582
INTEREST                             3,141,439       2,866,739      2,564,569     22,818,488
PRINCIPAL REPAYMENT                  2,747,001       3,021,701      3,323,871     13,860,094
ENDING BALANCE                      28,667,391      25,645,690     22,321,820

LINE OF CREDIT:

BEGINNING DEBT                     $11,987,227      $9,627,931     $6,200,470             $0
BORROWINGS                                   0               0              0     11,987,227
PRINCIPAL PAYMENTS                   2,359,296       3,427,461      6,200,470     11,987,227
INTEREST                             1,198,723         962,793        620,047      4,999,844

SENIOR DEBT COVERAGE                       2.3             1.9            1.6
LOC DEBT COVERAGE                          0.8             0.5            0.0
TOTAL DEBT COVERAGE                        3.1             2.4            1.6

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT D
     GILROY REGION - CALIFORNIA
      AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------
  YEAR ENDING DECEMBER 31,                     1996             1997            1998             1999
                                               ----             ----            ----             ----
REVENUES                                $14,041,526      $15,361,691     $16,991,254      $18,911,275
OPERATING EXPENSES                        5,720,351        6,323,315       6,998,292        7,728,029
                                        -----------      -----------     -----------      -----------
OPERATING INCOME                          8,321,175        9,038,377       9,992,962       11,183,246
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES              1,567,208        7,064,729       7,339,613        7,621,830
                                        -----------      -----------     -----------      -----------

TOTAL CASH FLOW                          $6,753,967       $1,973,647      $2,653,349       $3,561,415


NET PRESENT VALUE @ 16.6%               $67,554,967
                                        -----------

NET PRESENT VALUE @ 15.1%               $73,075,065
                                        -----------




  YEAR ENDING DECEMBER 31,                     2000             2001            2002            TOTAL
                                               ----             ----            ----            -----
REVENUES                                $20,810,824      $22,442,561     $23,934,099     $132,493,230
OPERATING EXPENSES                        8,573,875        9,242,147       9,878,234       54,464,242
                                        -----------      -----------     -----------     ------------

OPERATING INCOME                         12,236,949       13,200,414      14,055,865       78,028,988
  PLUS: RESIDUAL VALUE                                                   126,502,789      126,502,789
  LESS: CAPITAL EXPENDITURES              1,749,949        1,799,592       1,878,395       29,021,317
                                        -----------      -----------    ------------     ------------

TOTAL CASH FLOW                         $10,487,000      $11,400,822    $138,680,258     $175,510,459


 FALCON CABLE SYSTEMS CO.                                             EXHIBIT E
GILROY REGION - CALIFORNIA
 AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------
  YEAR ENDING DECEMBER 31,              1996      1997      1998      1999      2000      2001      2002
                                       ------    ------    ------    ------    ------    ------    ------
BEGINNING MILES                         664.7
MILES ADDED                              20.5      18.1      17.1      15.9      14.6      13.6      13.6
CUMULATIVE MILES                        685.2     703.3     720.4     736.3     751.0     764.5     778.1
DENSITY OF ADDITIONAL PLANT                89        88        87        86        85        85        84

HOMES PASSED - BEGINNING               56,219
  NEW HOMES & EXTENSIONS                1,827     1,596     1,491     1,376     1,250     1,148     1,136
HOMES PASSED - ENDING                  58,046    59,642    61,133    62,509    63,759    64,907    66,043
GROWTH IN HOMES                           3.3%      2.8%      2.5%      2.3%      2.0%      1.8%      1.8%

BASIC - BEGINNING SUBSCRIBERS          33,078    34,443    35,689    36,887    38,029    39,108    40,137
        AVERAGE SUBSCRIBERS            33,761    35,066    36,288    37,458    38,569    39,623    40,653
        ENDING SUBSCRIBERS             34,443    35,689    36,887    38,029    39,108    40,137    41,170
        PENETRATION                      59.3%     59.8%     60.3%     60.8%     61.3%     61.8%     62.3%

EXPANDED BASIC - BEGINNING             30,391    31,645    32,790    33,890    34,940    35,932    36,876
         AVERAGE SUBSCRIBERS           31,018    32,217    33,340    34,415    35,436    36,404    37,351
         ENDING SUBSCRIBERS            31,645    32,790    33,890    34,940    35,932    36,876    37,825
         PENETRATION                     91.9%     91.9%     91.9%     91.9%     91.9%     91.9%     91.9%

NEW PRODUCT TIER #1 - BEGINNING        13,992    15,086    17,951    18,554    19,129    19,672    20,189
         AVERAGE SUBSCRIBERS           14,539    16,519    18,253    18,841    19,400    19,930    20,449
         ENDING SUBSCRIBERS            15,086    17,951    18,554    19,129    19,672    20,189    20,708
         PENETRATION                     43.8%     50.3%     50.3%     50.3%     50.3%     50.3%     50.3%

NEW PRODUCT TIER #2 - BEGINNING             0         0       928     3,836     8,785    12,045    12,362
         AVERAGE SUBSCRIBERS                0       464     2,382     6,310    10,415    12,204    12,521
         ENDING SUBSCRIBERS                 0       928     3,836     8,785    12,045    12,362    12,680
         PENETRATION                      0.0%      2.6%     10.4%     23.1%     30.8%     30.8%     30.8%

NEW PRODUCT TIER #3 - BEGINNING             0         0       928     3,836     8,785    12,045    12,362
         AVERAGE SUBSCRIBERS                0       464     2,382     6,310    10,415    12,204    12,521
         ENDING SUBSCRIBERS                 0       928     3,836     8,785    12,045    12,362    12,680
         PENETRATION                      0.0%      2.6%     10.4%     23.1%     30.8%     30.8%     30.8%

PAY TV - BEGINNING UNITS               13,465    13,332    14,171    15,200    16,241    17,093    17,543
         AVERAGE UNITS                 13,398    13,751    14,685    15,720    16,667    17,318    17,768
         ENDING UNITS                  13,332    14,171    15,200    16,241    17,093    17,543    17,994
         PENETRATION                     38.7%     39.7%     41.2%     42.7%     43.7%     43.7%     43.7%

PAY PER VIEW - BEGINNING UNITS/MO         728       926     1,497     2,513     3,701     5,064     6,163
         AVERAGE UNITS                    827     1,212     2,005     3,107     4,382     5,613     6,774
         ENDING UNITS                     926     1,497     2,513     3,701     5,064     6,163     7,386
         AVERAGE BUY RATE/MO              6.6%      9.6%     14.6%     19.6%     24.6%     27.6%     30.6%

CONVERTER RENTALS - BEG.               17,120    18,343    20,077    21,858    23,676    24,934    26,192
          AVERAGE SUBSCRIBERS          17,732    19,210    20,967    22,767    24,305    25,563    26,838
          ENDING SUBSCRIBERS           18,343    20,077    21,858    23,676    24,934    26,192    27,483
          PENETRATION                    53.3%     56.3%     59.3%     62.3%     63.8%     65.3%     66.8%

ADDRESSABLE HOMES                      12,924    13,974    15,550    17,179    18,851    20,560    22,305
          AVERAGE HOMES                13,449    14,762    16,364    18,015    19,706    21,432    23,209
          ENDING HOMES                 13,974    15,550    17,179    18,851    20,560    22,305    24,114
          PENETRATION                    40.6%     43.6%     46.6%     49.6%     52.6%     55.6%     58.6%

BASIC CHURN RATE                           36%       36%       36%       36%       36%       36%       36%

 FALCON CABLE SYSTEMS CO.                                            EXHIBIT F
GILROY REGION - CALIFORNIA
 AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------
                                    RUNNING RATES
                                        AS OF               AVERAGE RATES
CURRENT RATES                       DECEMBER 1995               FOR 1996
- -------------                       -------------           --------------

BASIC                                      $20.07                 $20.20
EXPANDED BASIC                              $5.03                  $5.19
NEW PRODUCT TIER #1                         $4.20                  $4.54
NEW PRODUCT TIER #2                         $4.00                  $4.00
NEW PRODUCT TIER #3                         $4.00                  $4.00
PAY                                         $7.04                  $7.04
PAY PER VIEW                               $15.31                 $12.25
CONVERTER RENTALS                           $1.02                  $0.92
INSTALLATIONS-NEW                          $50.00                 $50.00
INSTALLATIONS-CHURN                        $25.00                 $25.00


  YEAR ENDING DECEMBER 31,                   1996      1997         1998      1999      2000      2001      2002
                                            ------   -------      -------    ------   -------   -------   --------
PERCENTAGE RATE INCREASES
- -------------------------

BASIC                                           1%        3%           3%        3%        3%        3%        3%
EXPANDED BASIC                                  3%       10%          10%        9%        4%        3%        3%
NEW PRODUCT TIER #1                             8%        3%           3%        3%        3%        3%        3%
NEW PRODUCT TIER #2                             0%        3%           3%        3%        3%        3%        3%
NEW PRODUCT TIER #3                             0%        3%           3%        3%        3%        3%        3%
PAY                                             0%        1%           1%        1%        1%        1%        1%
PAY PER VIEW                                  -20%      -10%          -5%        3%        3%        3%        3%
CONVERTER/REMOTE RENTALS                      -10%        3%           3%        3%        3%        3%        3%
INSTALLATIONS-NEW                               0%        3%           3%        3%        3%        3%        3%
INSTALLATIONS-CHURN                             0%        3%           3%        3%        3%        3%        3%

AVERAGE RATES
- -------------

BASIC                                      $20.20    $20.80       $21.43    $22.07    $22.73    $23.42    $24.12
EXPANDED BASIC                               5.19      5.71         6.26      6.84      7.12      7.33      7.55
NEW PRODUCT TIER #1                          4.54      4.67         4.81      4.96      5.11      5.26      5.42
NEW PRODUCT TIER #2                          4.00      4.12         4.24      4.37      4.50      4.64      4.78
NEW PRODUCT TIER #3                          4.00      4.12         4.24      4.37      4.50      4.64      4.78
PAY                                          7.04      7.11         7.18      7.25      7.32      7.40      7.47
PAY PER VIEW                                12.25     11.02        10.47     10.78     11.11     11.44     11.78
CONVERTERS RENTALS                           0.92      0.95         0.97      1.00      1.03      1.06      1.10
INSTALLATIONS-NEW                           50.00     51.50        53.05     54.64     56.28     57.96     59.70
INSTALLATIONS-CHURN                         25.00     25.75        26.52     27.32     28.14     28.98     29.85

   FALCON CABLE SYSTEMS CO.                                           EXHIBIT G
  GILROY REGION - CALIFORNIA
    AS OF DECEMBER 31, 1995

YEAR ENDING
  DECEMBER 31,                1996         1997         1998         1999         2000         2001         2002         TOTAL
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
REVENUES:
BASIC                   $8,183,005   $8,754,378   $9,331,147   $9,921,016  $10,521,714  $11,133,508  $11,765,772   $69,610,540
EXPANDED BASIC           1,931,897    2,207,654    2,505,254    2,822,923    3,027,418    3,203,449    3,385,371    19,083,966
NEW PRODUCT TIER #1        791,690      926,475    1,054,434    1,121,090    1,188,970    1,258,103    1,329,550     7,670,311
NEW PRODUCT TIER #2              0       22,938      121,302      330,989      562,667      679,081      717,646     2,434,623
NEW PRODUCT TIER #3              0       22,938      121,302      330,989      562,667      679,081      717,646     2,434,623
PAY TV                   1,131,456    1,172,871    1,265,053    1,367,762    1,464,625    1,537,032    1,592,778     9,531,577
PAY PER VIEW               121,534      160,288      251,954      402,064      584,118      770,662      957,966     3,248,587
CONVERTER/REMOTE
  RENTALS                  195,383      218,026      245,108      274,125      301,425      326,540      353,106     1,913,714
INSTALLATIONS              295,256      308,759      325,244      341,694      358,016      375,106      395,327     2,399,404
COMMERCIAL                 132,885      136,872      140,978      145,207      149,563      154,050      158,672     1,018,226
ADVERTISING                385,810      491,908      614,885      753,234      903,881    1,062,060    1,221,369     5,433,146
MISCELLANEOUS              872,609      938,586    1,014,594    1,100,182    1,185,759    1,263,887    1,338,896     7,714,513
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
TOTAL REVENUES         $14,041,526  $15,361,691  $16,991,254  $18,911,275  $20,810,824  $22,442,561  $23,934,099  $132,493,230

OPERATING EXPENSES:
OPERATIONS             $ 2,064,345  $ 2,249,848  $ 2,412,998  $ 2,591,481  $ 2,769,969  $ 2,936,676  $ 3,099,788  $ 18,125,105
GENERAL &
  ADMINISTRATIVE         1,158,941    1,238,634    1,322,695    1,411,711    1,501,747    1,589,892    1,678,653     9,902,273
SALES & MARKETING          561,994      732,575      899,476    1,018,709    1,146,308    1,265,334    1,386,374     7,010,770
PROGRAMMING              1,935,071    2,102,257    2,363,122    2,706,128    3,155,850    3,450,245    3,713,419    19,426,094
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
TOTAL OPERATING
  EXPENSES             $ 5,720,351  $ 6,323,315  $ 6,998,292  $ 7,728,029  $ 8,573,875  $ 9,242,147  $ 9,878,234  $ 54,464,242
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
OPERATING INCOME       $ 8,321,175  $ 9,038,377  $ 9,992,962  $11,183,246  $12,236,949  $13,200,414  $14,055,865  $ 78,028,988

OPERATING MARGIN              59.3%        58.8%        58.8%        59.1%        58.8%        58.8%        58.7%

TOTAL REVENUE/
  BASIC SUB/MONTH           $34.66       $36.51       $39.02       $42.07       $44.96       $47.20       $49.06
CASH FLOW/BASIC
  SUB/MONTH                 $20.54       $21.48       $22.95       $24.88       $26.44       $27.76       $28.81

OPERATIONS
  % OF REVENUE                  15%          15%          14%          14%          13%          13%          13%
G & A PERCENTAGE
  OF REVENUE                     8%           8%           8%           7%           7%           7%           7%
SALES & MARKETING
  % OF REVENUE                   4%           5%           5%           5%           6%           6%           6%
PROGRAMMING
  % OF REVENUE                  14%          14%          14%          14%          15%          15%          16%

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT H
    GILROY REGION - CALIFORNIA
      AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

YEAR ENDING DECEMBER 31,           1996         1997         1998         1999         2000         2001         2002         TOTAL
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
ASSUMPTIONS AND INPUTS:
- ----------------------

BV OF EXISTING PLANT         $9,910,561
ADDITIONAL MILES
  OF PLANT                         20.5         18.1         17.1         15.9         14.6         13.6         13.6
AERIAL PLANT
  PER MILE                      $11,000      $11,220      $11,444      $11,673      $11,907      $12,145      $12,388
UNDERGROUND PLANT
  PER MILE                      $18,000      $18,360      $18,727      $19,102      $19,484      $19,873      $20,271
PERCENTAGE OF
  PLANT AERIAL                        5%           5%           5%           5%           5%           5%           5%
PERCENTAGE OF
  PLANT UNDERGROUND                  95%          95%          95%          95%          95%          95%          95%
AVERAGE COST
  PER CONVERTER                    $110         $112         $114         $117         $119         $121         $124
PERCENTAGE
  CONVERTER USE                      53%          56%          59%          62%          64%          65%          67%
PERCENTAGE
  REPLACEMENT                         5%           5%           5%           5%           5%           5%           5%
INSTALLATION
  COST PER SUBSCRIBER               $63          $64          $65          $67          $68          $69          $71
MISC. CAPITAL
  PER SUBSCRIBER                     $5           $5           $5           $5           $5           $6           $6
INFLATION FACTOR
  FOR CAPITALS                        2%           2%           2%           2%           2%           2%           2%          115%
                                   1.02         1.04         1.06         1.08         1.10         1.13         1.15
ANNUAL COSTS:
- ------------
                                                          23,775
PLANT ADDITIONS - AERIAL        $11,287      $10,164       $9,785       $9,302       $8,712       $8,240       $8,401       $65,890
                - UNDERGROUND   350,921      316,007      304,219      289,206      270,849      256,174      261,198     2,048,573
PLANT REBUILD/
  UPGRADE/INCL. HE               33,898    5,507,000    5,726,000    5,956,000       41,457       43,050       44,690    17,352,096
AVERAGE COST
  OF NEW CONVERTERS              79,980       78,609       81,235       83,029       81,939       81,511       85,393       571,697
CONVERTER
  REPLACEMENT                    96,889      108,703      121,012      134,034      144,345      154,973      165,959       925,916
INSTALLATION COSTS              825,430      865,410      908,594      951,507      993,907    1,036,911    1,083,843     6,665,602
MISC. CAPITAL
  EXPENDITURES                  168,803      178,836      188,768      198,753      208,740      218,733      228,911     1,391,544
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
TOTAL CAPITAL
  EXPENDITURES               $1,567,208   $7,064,729   $7,339,613   $7,621,830   $1,749,949   $1,799,592   $1,878,395   $29,021,317

  AS A % OF
    OPERATING INCOME               18.8%        78.2%        73.4%        68.2%        14.3%        13.6%        13.4%

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT I
    GILROY REGION - CALIFORNIA
      AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                          YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
                        ----------   ----------   ----------   ----------   ----------   ----------   ----------
ESTIMATED
  DEPRECIATION RATES         14.3%        24.5%        17.5%        12.5%         8.9%         8.9%         8.9%

DEPRECIATION - BEG.
  & ADTNS.                    1996         1997         1998         1999         2000         2001         2002         TOTAL
                        ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
   YEAR 1               $1,640,173   $2,810,906   $2,007,462   $1,433,573   $1,024,965   $1,023,817   $1,024,965   $10,965,861
   YEAR 2                             1,009,550    1,730,152    1,235,621      882,385      630,880      630,174     6,118,762
   YEAR 3                                          1,048,831    1,797,471    1,283,698      916,718      655,427     5,702,145
   YEAR 4                                                       1,089,160    1,866,586    1,333,058      951,967     5,240,771
   YEAR 5                                                                      250,068      428,562      306,066       984,696
   YEAR 6                                                                                   257,162      440,720       697,882
   YEAR 7                                                                                                268,423       268,423
                        ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
TOTAL DEPRECIATION      $1,640,173   $3,820,456   $4,786,445   $5,555,825   $5,307,702   $4,590,197   $4,277,742   $29,978,539

 FALCON CABLE SYSTEMS CO.                                              EXHIBIT J
GILROY REGION - CALIFORNIA
 AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                                                                        7
AVERAGE SUBSCRIBER LIFE (YEARS)                                                                             8
INCOME TAX RATE                                                                                            34%
CAPITAL GAIN RATE                                                                                          34%
NET FMV OF EXISTING ASSETS                                                                         $9,910,561
SUBSCRIBERS IN FRANCHISES                                                                                 100%


                                                                                          LOW            HIGH
                                                                                     ANALYSIS        ANALYSIS
                                                                                     ---------       ---------
DEBT PERCENTAGE                                                                            50%             50%
EQUITY PERCENTAGE                                                                          50%             50%
RESIDUAL MULTIPLE (ROE & ROI)                                                               9               9
MULT OF PAST YEAR'S OPERATING INCOME                                                     10.5            11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                                                 10.0            11.0
MULT OF NEXT YEAR'S OPERATING INCOME                                                      9.5            10.5
TARGET RETURN ON EQUITY                                                                  14.0%           12.0%
TARGET RETURN ON INVESTMENT                                                              16.6%           15.1%

                                        HESPERIA, CA

 FALCON CABLE SYSTEMS CO.                                             EXHIBIT A
HESPERIA REGION - CALIFORNIA
 AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                     LOW           HIGH
                                                                     ---           ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (12/31/95)                    $ 4,216,820   $ 4,216,820
        VALUATION MULTIPLE                                               10.5          11.5

        ESTIMATED FAIR MARKET VALUE                               $44,276,610   $48,493,430
                                                                  -----------   -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED. OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                         $  8,028,258   $ 8,028,258
            OPERATING MARGIN, PER BOOKS (12/31/95)                       55.0%         55.0%

        "RUNNING RATE" OPERATING INCOME                            $4,414,338    $4,414,338
            VALUATION MULTIPLE                                           10.0          11.0

        ESTIMATED FAIR MARKET VALUE                               $44,143,375   $48,557,713
                                                                  -----------   -----------
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                          $ 4,580,803   $ 4,580,803
        VALUATION MULTIPLE                                                9.5          10.5

        ESTIMATED FAIR MARKET VALUE                               $43,517,628   $48,098,431
                                                                  -----------   -----------
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                          14.0%         12.0%
        ESTIMATED FAIR MARKET VALUE                               $32,599,933   $36,560,368
                                                                  -----------   -----------
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVESTMENT                                      16.6%         15.1%
        ESTIMATED FAIR MARKET VALUE                               $31,670,116   $35,251,299
                                                                  -----------   -----------



SUMMARY OF VALUES
- -----------------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                    $44,276,610   $48,493,430
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME                  44,143,375    48,557,713
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                     43,517,628    48,098,431
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                        32,599,933    36,560,368
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                    31,670,116    35,251,299

RANGE OF ESTIMATED FAIR MARKET VALUES                             $36,820,000   $40,872,000

ESTIMATED FAIR MARKET VALUE                                              $38,846,000

   FALCON CABLE SYSTEMS CO.                                      EXHIBIT B
 HESPERIA REGION - CALIFORNIA                                 LOW ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,             1996          1997          1998          1999          2000          2001
                                -----------   -----------   -----------   -----------   -----------   -----------
REVENUES                         $8,248,820    $8,847,099    $9,614,941   $10,465,621   $11,314,770   $12,082,783
OPERATING EXPENSES                3,668,017     3,948,555     4,313,107     4,630,815     4,964,157     5,275,992
                                -----------   -----------   -----------   -----------   -----------   -----------
OPERATING INCOME                 $4,580,803    $4,898,544    $5,301,835    $5,834,806    $6,350,614    $6,806,792
   OPERATING MARGIN                    0.56          0.55          0.55          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)        412,441       442,355       480,747       523,281       565,739       604,139
FRANCHISE AMORTIZATION (15)       1,028,800     1,028,800     1,028,800     1,028,800     1,028,800     1,028,800
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133       497,133       497,133
NON-COMPETE COVENANTS (0)                 0             0             0             0             0             0
DEPRECIATION                      1,997,324     4,405,394     5,149,922     4,831,032     3,722,372     3,297,420
INTEREST                          1,544,438     1,984,723     2,571,658     2,474,751     2,283,396     2,030,501
                                -----------   -----------   -----------   -----------   -----------   -----------
PRE-TAX INCOME                    ($899,333)  ($3,459,860)  ($4,426,425)  ($3,520,192)  ($1,746,826)    ($651,203)
INCOME TAX (EXPENSE)/BENEFIT        305,773     1,176,353     1,504,985     1,196,865       593,921       221,409
                                -----------   -----------   -----------   -----------   -----------   -----------
NET INCOME                        ($593,560)  ($2,283,508)  ($2,921,441)  ($2,323,327)  ($1,152,905)    ($429,794)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                    ($899,333)  ($3,459,860)  ($4,426,425)  ($3,520,192)  ($1,746,826)    ($651,203)
FRANCHISE AMORTIZATION (15)       1,028,800     1,028,800     1,028,800     1,028,800     1,028,800     1,028,800
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133       497,133       497,133
NON-COMPETE COVENANTS (0)                 0             0             0             0             0             0
DEPRECIATION                      1,997,324     4,405,394     5,149,922     4,831,032     3,722,372     3,297,420
EQUITY                           15,444,381
DEBT                             15,444,381     4,402,846     5,869,347             0             0             0
RESIDUAL VALUE IN YEAR 10
                                -----------   -----------   -----------   -----------   -----------   -----------
TOTAL SOURCES OF CASH           $33,512,687    $6,874,313    $8,118,778    $2,836,773    $3,501,479    $4,172,151

USES OF CASH -
PURCHASE PRICE - CURRENT        $32,599,933
CAPITAL EXPENDITURES                812,270     6,874,797     7,149,714       923,226       972,527     1,008,417
DEBT RETIREMENT                           0             0       969,064     1,913,548     2,528,952     3,163,734
TAXES PAID ON NET INCOME                  0             0             0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                -----------   -----------   -----------   -----------   -----------   -----------
TOTAL USES OF CASH              $33,412,203    $6,874,797    $8,118,778    $2,836,773    $3,501,479    $4,172,151

ANNUAL CASH INCREASE/(DECREASE     $100,484         ($484)          ($0)           $0           ($0)           $0
CUMULATIVE CASH                     100,484       100,000       100,000       100,000       100,000       100,000


  YEAR ENDING DECEMBER 31,             2002          2003          2004          2005         TOTAL
                                -----------   -----------   -----------   -----------  ------------
REVENUES                        $12,765,783   $13,466,484   $14,181,782   $14,925,345  $115,913,429
OPERATING EXPENSES                5,569,010     5,866,492     6,172,597     6,495,056    50,903,797
                                -----------   -----------   -----------   -----------  ------------
OPERATING INCOME                 $7,196,773    $7,599,992    $8,009,185    $8,430,289   $65,009,632
   OPERATING MARGIN                    0.56          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)        638,289       673,324       709,089       746,267     5,795,671
FRANCHISE AMORTIZATION (15)       1,028,800     1,028,800     1,028,800     1,028,800    10,288,000
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133     4,971,333
NON-COMPETE COVENANTS (0)                 0             0             0             0             0
DEPRECIATION                      3,183,294     2,672,563     1,860,526     1,355,114    32,474,961
INTEREST                          1,714,128     1,335,411       887,077       625,071    17,451,154
                                -----------   -----------   -----------   -----------  ------------
PRE-TAX INCOME                     $135,129    $1,392,760    $3,026,560    $4,177,904   ($5,971,487)
INCOME TAX (EXPENSE)/BENEFIT        (45,944)     (473,538)   (1,029,030)   (1,420,487)    2,030,306
                                -----------   -----------   -----------   -----------  ------------
NET INCOME                          $89,185      $919,222    $1,997,529    $2,757,416   ($3,941,182)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                     $135,129    $1,392,760    $3,026,560    $4,177,904   ($5,971,487)
FRANCHISE AMORTIZATION (15)       1,028,800     1,028,800     1,028,800     1,028,800    10,288,000
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133     4,971,333
NON-COMPETE COVENANTS (0)                 0             0             0             0             0
DEPRECIATION                      3,183,294     2,672,563     1,860,526     1,355,114    32,474,961
EQUITY                                                                                   15,444,381
DEBT                                      0             0             0             0    25,716,575
RESIDUAL VALUE IN YEAR 10                                                  75,872,604    75,872,604
                                -----------   -----------   -----------   -----------  ------------
TOTAL SOURCES OF CASH            $4,844,356    $5,591,256    $6,413,019   $82,931,555  $158,796,367

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                $32,599,933
CAPITAL EXPENDITURES              1,057,191     1,107,912     1,148,080     1,189,715    22,243,848
DEBT RETIREMENT                   3,787,165     4,483,345     2,620,061     6,250,707    25,716,575
TAXES PAID ON NET INCOME                  0             0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                              21,349,154    21,349,154
                                -----------   -----------   -----------   -----------  ------------
TOTAL USES OF CASH               $4,844,356    $5,591,256    $3,768,141   $28,789,576  $101,909,510

ANNUAL CASH INCREASE/(DECREASE          ($0)           $0    $2,644,878   $54,141,979   $56,886,857
CUMULATIVE CASH                     100,000       100,000     2,744,878    56,886,857

   FALCON CABLE SYSTEMS CO.                                            EXHIBIT B
 HESPERIA REGION - CALIFORNIA                                      HIGH ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,             1996          1997          1998          1999          2000          2001
                                -----------   -----------    ----------   -----------   -----------   -----------
REVENUES                         $8,248,820    $8,847,099    $9,614,941   $10,465,621   $11,314,770   $12,082,783
OPERATING EXPENSES                3,668,017     3,948,555     4,313,107     4,630,815     4,964,157     5,275,992
                                -----------   -----------   -----------   -----------  ------------   -----------
OPERATING INCOME                 $4,580,803    $4,898,544    $5,301,835    $5,834,806    $6,350,614    $6,806,792
   OPERATING MARGIN                    0.56          0.55          0.55          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)        412,441       442,355       480,747       523,281       565,739       604,139
FRANCHISE AMORTIZATION (15)       1,028,800     1,028,800     1,028,800     1,028,800     1,028,800     1,028,800
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133       497,133       497,133
NON-COMPETE COVENANTS (0)                 0             0             0             0             0             0
DEPRECIATION                      1,997,324     4,405,394     5,149,922     4,831,032     3,722,372     3,297,420
INTEREST                          1,752,869     2,216,341     2,843,542     2,733,557     2,568,083     2,343,657
                                -----------   -----------   -----------   -----------  ------------   -----------
PRE-TAX INCOME                  ($1,107,764)  ($3,691,478)  ($4,698,309)  ($3,778,999)  ($2,031,513)    ($964,358)
INCOME TAX (EXPENSE)/BENEFIT        376,640     1,255,103     1,597,425     1,284,859       690,714       327,882
                                -----------   -----------   -----------   -----------  ------------   -----------
NET INCOME                        ($731,124)  ($2,436,376)  ($3,100,884)  ($2,494,139)  ($1,340,799)    ($636,476)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                  ($1,107,764)  ($3,691,478)  ($4,698,309)  ($3,778,999)  ($2,031,513)    ($964,358)
FRANCHISE AMORTIZATION (10)       1,028,800     1,028,800     1,028,800     1,028,800     1,028,800     1,028,800
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133       497,133       497,133
NON-COMPETE COVENANTS (0)                 0             0             0             0             0             0
DEPRECIATION                      1,997,324     4,405,394     5,149,922     4,831,032     3,722,372     3,297,420
EQUITY                           17,528,686
DEBT                             17,528,686     4,634,721     6,272,012             0             0             0
RESIDUAL VALUE IN YEAR 10
                                -----------   -----------   -----------   -----------  ------------   -----------
TOTAL SOURCES OF CASH           $37,472,864    $6,874,570    $8,249,558    $2,577,967    $3,216,792    $3,858,996

USES OF CASH -
PURCHASE PRICE - CURRENT        $36,560,368
CAPITAL EXPENDITURES                812,270     6,874,797     7,149,714       923,226       972,527     1,008,417
DEBT RETIREMENT                           0             0     1,099,844     1,654,742     2,244,265     2,850,579
TAXES PAID ON NET INCOME                  0             0             0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                -----------   -----------   -----------   -----------  ------------   -----------
TOTAL USES OF CASH              $37,372,637    $6,874,797    $8,249,558    $2,577,967    $3,216,792    $3,858,996

ANNUAL CASH INCREASE/(DECREASE)    $100,227         ($227)          ($0)           $0           ($0)           $0
CUMULATIVE CASH                     100,227       100,000       100,000       100,000       100,000       100,000


  YEAR ENDING DECEMBER 31,             2002          2003          2004          2005         TOTAL
                                -----------   -----------   -----------   -----------  ------------
REVENUES                        $12,765,783   $13,466,484   $14,181,782   $14,925,345  $115,913,429
OPERATING EXPENSES                5,569,010     5,866,492     6,172,597     6,495,056    50,903,797
                                -----------   -----------   -----------   -----------  ------------
OPERATING INCOME                 $7,196,773    $7,599,992    $8,009,185    $8,430,289   $65,009,632
   OPERATING MARGIN                    0.56          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)        638,289       673,324       709,089       746,267     5,795,671
FRANCHISE AMORTIZATION (15)       1,028,800     1,028,800     1,028,800     1,028,800    10,288,000
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133     4,971,333
NON-COMPETE COVENANTS (0)                 0             0             0             0             0
DEPRECIATION                      3,183,294     2,672,563     1,860,526     1,355,114    32,474,961
INTEREST                          2,058,599     1,714,330     1,303,887       819,074    20,353,938
                                -----------   -----------   -----------   -----------  ------------
PRE-TAX INCOME                    ($209,342)   $1,013,842    $2,609,749    $3,983,900   ($8,874,272)
INCOME TAX (EXPENSE)/BENEFIT         71,176      (344,706)     (887,315)   (1,354,526)    3,017,252
                                -----------   -----------   -----------   -----------  ------------
NET INCOME                        ($138,166)     $669,136    $1,722,435    $2,629,374   ($5,857,019)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                    ($209,342)   $1,013,842    $2,609,749    $3,983,900   ($8,874,272)
FRANCHISE AMORTIZATION (10)       1,028,800     1,028,800     1,028,800     1,028,800    10,288,000
SUBSCRIBER LIST (8)                 497,133       497,133       497,133       497,133     4,971,333
NON-COMPETE COVENANTS (0)                 0             0             0             0             0
DEPRECIATION                      3,183,294     2,672,563     1,860,526     1,355,114    32,474,961
EQUITY                                                                                   17,528,686
DEBT                                      0             0             0             0    28,435,419
RESIDUAL VALUE IN YEAR 10                                                  75,872,604    75,872,604
                                -----------   -----------   -----------   -----------  ------------
TOTAL SOURCES OF CASH            $4,499,885    $5,212,338    $5,996,209   $82,737,552  $160,696,731

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                $36,560,368
CAPITAL EXPENDITURES              1,057,191     1,107,912     1,148,080     1,189,715    22,243,848
DEBT RETIREMENT                   3,442,694     4,104,426     4,848,129     8,190,741    28,435,419
TAXES PAID ON NET INCOME                  0             0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                              19,015,660    19,015,660
                                -----------   -----------   -----------   -----------  ------------

TOTAL USES OF CASH               $4,499,885    $5,212,338    $5,996,209   $28,396,115  $106,255,294

ANNUAL CASH INCREASE/(DECREASE)         ($0)           $0            $0   $54,341,437   $54,441,437
CUMULATIVE CASH                     100,000       100,000       100,000    54,441,437

   FALCON CABLE SYSTEMS CO.                                       EXHIBIT C
 HESPERIA REGION - CALIFORNIA                                  LOW ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE

TOTAL YEAR 1 CASH REQUIREMENTS  $30,888,763
YEAR 1 DEBT REQUIREMENTS         15,444,381
YEAR 1 EQUITY REQUIREMENTS       15,444,381

FINANCING AVAILABLE             $27,409,330   $29,775,219   $31,840,539   $34,461,927   $37,926,237   $41,278,990
UNUSED LEVERAGE                  11,964,949     9,927,991     7,093,028    11,627,964    17,621,225    24,137,712

SENIOR DEBT:                           1996          1997          1998          1999          2000          2001
                                       ----          ----          ----          ----          ----          ----
BEGINNING DEBT                           $0   $15,444,381   $15,444,381   $14,475,318   $13,409,347   $12,236,780
DEBT ADDED                       15,444,381             0             0             0             0             0
TOTAL ANNUAL PAYMENTS             1,544,438     1,544,438     2,513,502     2,513,502     2,513,502     2,513,502
INTEREST                          1,544,438     1,544,438     1,544,438     1,447,532     1,340,935     1,223,678
PRINCIPAL REPAYMENT                       0             0       969,064     1,065,970     1,172,567     1,289,824
ENDING BALANCE                   15,444,381    15,444,381    14,475,318    13,409,347    12,236,780    10,946,956

LINE OF CREDIT:

BEGINNING DEBT                           $0            $0    $4,402,846   $10,272,194    $9,424,616    $8,068,232
BORROWINGS                                0     4,402,846     5,869,347             0             0             0
PRINCIPAL PAYMENTS                        0             0             0       847,578     1,356,385     1,873,910
INTEREST                                  0       440,285     1,027,219     1,027,219       942,462       806,823

SENIOR DEBT COVERAGE                    3.4           3.2           2.7           2.3           1.9           1.6
LOC DEBT COVERAGE                       0.0           0.9           1.9           1.6           1.3           0.9
TOTAL DEBT COVERAGE                     3.4           4.1           4.7           3.9           3.2           2.5


DEBT AMORTIZATION - LOW VALUE

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE             $44,244,145   $46,779,024   $49,399,947   $52,059,701
UNUSED LEVERAGE                  30,890,032    37,908,256    43,149,240    47,697,425

SENIOR DEBT:                           2002          2003          2004          2005         TOTAL
                                       ----          ----          ----          ----         -----

BEGINNING DEBT                  $10,946,956    $9,528,150    $7,967,463    $6,250,707
DEBT ADDED                                0             0             0             0    15,444,381
TOTAL ANNUAL PAYMENTS             2,513,502     2,513,502     2,513,502     2,513,502    23,196,892
INTEREST                          1,094,696       952,815       796,746       625,071    12,114,787
PRINCIPAL REPAYMENT               1,418,806     1,560,687     1,716,756     1,888,431    11,082,105
ENDING BALANCE                    9,528,150     7,967,463     6,250,707     4,362,276

LINE OF CREDIT:

BEGINNING DEBT                   $6,194,321    $3,825,963      $903,305            $0            $0
BORROWINGS                                0             0             0             0    10,272,194
PRINCIPAL PAYMENTS                2,368,358     2,922,658       903,305             0    10,272,194
INTEREST                            619,432       382,596        90,330             0     5,336,367

SENIOR DEBT COVERAGE                    1.3           1.0           0.8           0.5
LOC DEBT COVERAGE                       0.5           0.1           0.0           0.0
TOTAL DEBT COVERAGE                     1.9           1.2           0.8           0.5

   FALCON CABLE SYSTEMS CO.                                            EXHIBIT C
 HESPERIA REGION - CALIFORNIA                                      HIGH ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE

TOTAL YEAR 1 CASH REQUIREMENTS   $35,057,371
YEAR 1 DEBT REQUIREMENTS          17,528,686
YEAR 1 EQUITY REQUIREMENTS        17,528,686

FINANCING AVAILABLE              $31,626,150   $34,356,022   $36,739,084   $39,763,762   $43,761,042   $47,629,604
UNUSED LEVERAGE                   14,097,464    12,192,616     9,403,509    14,082,929    20,324,475    27,043,614

SENIOR:                                 1996          1997          1998          1999          2000          2001
                                        ----          ----          ----          ----          ----          ----
BEGINNING DEBT                            $0   $17,528,686   $17,528,686   $16,428,841   $15,219,013   $13,888,201
DEBT ADDED                        17,528,686             0             0             0             0             0
TOTAL ANNUAL PAYMENTS              1,752,869     1,752,869     2,852,713     2,852,713     2,852,713     2,852,713
INTEREST                           1,752,869     1,752,869     1,752,869     1,642,884     1,521,901     1,388,820
PRINCIPAL REPAYMENT                        0             0     1,099,844     1,209,829     1,330,812     1,463,893
ENDING BALANCE                    17,528,686    17,528,686    16,428,841    15,219,013    13,888,201    12,424,308

LINE OF CREDIT:

BEGINNING DEBT                            $0            $0    $4,634,721   $10,906,733   $10,461,820    $9,548,367
BORROWINGS                                 0     4,634,721     6,272,012             0             0             0
PRINCIPAL PAYMENTS                         0             0             0       444,913       913,453     1,386,686
INTEREST                                   0       463,472     1,090,673     1,090,673     1,046,182       954,837

SENIOR DEBT COVERAGE                     3.8           3.6           3.1           2.6           2.2           1.8
LOC DEBT COVERAGE                        0.0           0.9           2.1           1.8           1.5           1.2
TOTAL DEBT COVERAGE                      3.8           4.5           5.2           4.4           3.7           3.0


FINANCING AVAILABLE              $51,050,937   $53,975,797   $56,999,939   $60,068,886
UNUSED LEVERAGE                   33,907,641    40,936,927    48,809,198    55,117,897

SENIOR:                                 2002          2003          2004          2005         TOTAL
                                        ----          ----          ----          ----         -----

BEGINNING DEBT                   $12,424,308   $10,814,026    $9,042,716    $7,094,275
DEBT ADDED                                 0             0             0             0   $17,528,686
TOTAL ANNUAL PAYMENTS              2,852,713     2,852,713     2,852,713     2,852,713    26,327,440
INTEREST                           1,242,431     1,081,403       904,272       709,427    13,749,744
PRINCIPAL REPAYMENT                1,610,282     1,771,310     1,948,441     2,143,285    12,577,696
ENDING BALANCE                    10,814,026     9,042,716     7,094,275     4,950,989

LINE OF CREDIT:

BEGINNING DEBT                    $8,161,681    $6,329,270    $3,996,153    $1,096,466            $0
BORROWINGS                                 0             0             0             0    10,906,733
PRINCIPAL PAYMENTS                 1,832,412     2,333,116     2,899,688     1,096,466    10,906,733
INTEREST                             816,168       632,927       399,615       109,647     6,604,194

SENIOR DEBT COVERAGE                     1.5           1.2           0.9           0.6
LOC DEBT COVERAGE                        0.9           0.5           0.1           0.0
TOTAL DEBT COVERAGE                      2.4           1.7           1.0           0.6

   FALCON CABLE SYSTEMS CO.                                           EXHIBIT D
 HESPERIA REGION - CALIFORNIA
    AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS

  YEAR ENDING DECEMBER 31,              1996          1997          1998          1999          2000          2001
                                 -----------   -----------   -----------   -----------   -----------   -----------
REVENUES                         $ 8,248,820   $ 8,847,099   $ 9,614,941   $10,465,621   $11,314,770   $12,082,783
OPERATING EXPENSES                 3,668,017     3,948,555     4,313,107     4,630,815     4,964,157     5,275,992
                                 -----------   -----------   -----------   -----------   -----------   -----------
OPERATING INCOME                 $ 4,580,803   $ 4,898,544   $ 5,301,835   $ 5,834,806   $ 6,350,614   $ 6,806,792
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES         812,270     6,874,797     7,149,714       923,226       972,527     1,008,417
                                 -----------   -----------   -----------   -----------   -----------   -----------
TOTAL CASH FLOW                  $ 3,768,533   ($1,976,252)  ($1,847,879)  $ 4,911,580   $ 5,378,087   $ 5,798,375


NET PRESENT VALUE @ 16.6%        $31,670,116
                                 -----------

NET PRESENT VALUE @ 15.1%        $35,251,299
                                 -----------



  YEAR ENDING DECEMBER 31,              2002          2003          2004          2005         TOTAL
                                 -----------   -----------   -----------   -----------  ------------
REVENUES                         $12,765,783   $13,466,484   $14,181,782   $14,925,345  $115,913,429
OPERATING EXPENSES                 5,569,010     5,866,492     6,172,597     6,495,056    50,903,797
                                 -----------   -----------   -----------   -----------  ------------
OPERATING INCOME                 $ 7,196,773   $ 7,599,992   $ 8,009,185   $ 8,430,289  $ 65,009,632
  PLUS: RESIDUAL VALUE                                                      75,872,604    75,872,604
  LESS: CAPITAL EXPENDITURES       1,057,191     1,107,912     1,148,080     1,189,715    22,243,848
                                 -----------   -----------   -----------   -----------  ------------
TOTAL CASH FLOW                  $ 6,139,582   $ 6,492,080   $ 6,861,105   $83,113,178  $118,638,388


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT E
 HESPERIA REGION - CALIFORNIA
    AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS

  YEAR ENDING DECEMBER 31,              1996          1997          1998          1999          2000          2001
                                        ----          ----          ----          ----          ----          ----
BEGINNING MILES                        678.0
MILES ADDED                             10.0          10.0          10.5          10.5          11.0          11.0
CUMULATIVE MILES                       688.0         698.0         708.5         719.0         730.0         741.0
DENSITY OF ADDITIONAL PLANT               31            31            30            31            30            27

HOMES PASSED - BEGINNING              28,280
  NEW HOMES & EXTENSIONS                 311           315           318           321           325           299
HOMES PASSED - ENDING                 28,591        28,906        29,224        29,545        29,870        30,169
GROWTH IN HOMES                          1.1%          1.1%          1.1%          1.1%          1.1%          1.0%

BASIC - BEGINNING SUBSCRIBERS         18,513        19,003        19,501        19,861        20,227        20,599
        AVERAGE SUBSCRIBERS           18,758        19,252        19,681        20,044        20,413        20,778
        ENDING SUBSCRIBERS            19,003        19,501        19,861        20,227        20,599        20,956
        PENETRATION                     66.5%         67.5%         68.0%         68.5%         69.0%         69.5%

EXPANDED BASIC - BEGINNING            17,593        18,058        18,532        18,874        19,222        19,576
         AVERAGE SUBSCRIBERS          17,826        18,295        18,703        19,048        19,399        19,745
         ENDING SUBSCRIBERS           18,058        18,532        18,874        19,222        19,576        19,915
         PENETRATION                    95.0%         95.0%         95.0%         95.0%         95.0%         95.0%

NEW PRODUCT TIER #1 - BEGINNING        8,712         9,227         9,762         9,942        10,126        10,312
         AVERAGE SUBSCRIBERS           8,970         9,495         9,852        10,034        10,219        10,401
         ENDING SUBSCRIBERS            9,227         9,762         9,942        10,126        10,312        10,490
         PENETRATION                    48.6%         50.1%         50.1%         50.1%         50.1%         50.1%

NEW PRODUCT TIER #2 - BEGINNING            0             0           741         3,059         4,673         6,345
         AVERAGE SUBSCRIBERS               0           371         1,900         3,866         5,509         6,400
         ENDING SUBSCRIBERS                0           741         3,059         4,673         6,345         6,454
         PENETRATION                     0.0%          3.8%         15.4%         23.1%         30.8%         30.8%

NEW PRODUCT TIER #3 - BEGINNING            0             0           741         3,059         4,673         6,345
         AVERAGE SUBSCRIBERS               0           371         1,900         3,866         5,509         6,400
         ENDING SUBSCRIBERS                0           741         3,059         4,673         6,345         6,454
         PENETRATION                     0.0%          3.8%         15.4%         23.1%         30.8%         30.8%

PAY TV - BEGINNING UNITS               8,507         8,542         8,961         9,375         9,801         9,981
         AVERAGE UNITS                 8,524         8,751         9,168         9,588         9,891        10,067
         ENDING UNITS                  8,542         8,961         9,375         9,801         9,981        10,154
         PENETRATION                    45.0%         46.0%         47.2%         48.5%         48.5%         48.5%

PAY PER VIEW - BEGINNING UNITS/          678           805         1,120         1,639         2,238         2,725
         AVERAGE UNITS                   742           963         1,380         1,939         2,482         2,946
         ENDING UNITS                    805         1,120         1,639         2,238         2,725         3,167
         AVERAGE BUY RATE/MO            12.1%         15.1%         20.1%         25.1%         28.1%         31.1%

CONVERTER RENTALS - BEG.               7,218         7,789         8,578         9,730        10,921        12,151
          AVERAGE SUBSCRIBERS          7,503         8,184         9,154        10,325        11,536        12,571
          ENDING SUBSCRIBERS           7,789         8,578         9,730        10,921        12,151        12,990
          PENETRATION                   41.0%         44.0%         49.0%         54.0%         59.0%         62.0%

ADDRESSABLE HOMES - BEGINNING          6,140         6,682         7,443         8,176         8,934         9,716
          AVERAGE HOMES                6,411         7,063         7,809         8,555         9,325         9,957
          ENDING HOMES                 6,682         7,443         8,176         8,934         9,716        10,198
          PENETRATION                   35.2%         38.2%         41.2%         44.2%         47.2%         48.7%

BASIC CHURN RATE                          40%           40%           40%           40%           40%           40%


  YEAR ENDING DECEMBER 31,              2002          2003          2004          2005
                                        ----          ----          ----          ----
BEGINNING MILES
MILES ADDED                             11.5          12.0          12.0          12.0
CUMULATIVE MILES                       752.5         764.5         776.5         788.5
DENSITY OF ADDITIONAL PLANT               26            25            26            26

HOMES PASSED - BEGINNING
  NEW HOMES & EXTENSIONS                 302           305           308           311
HOMES PASSED - ENDING                 30,470        30,775        31,083        31,394
GROWTH IN HOMES                          1.0%          1.0%          1.0%          1.0%

BASIC - BEGINNING SUBSCRIBERS         20,956        21,318        21,685        22,057
        AVERAGE SUBSCRIBERS           21,137        21,502        21,871        22,246
        ENDING SUBSCRIBERS            21,318        21,685        22,057        22,435
        PENETRATION                     70.0%         70.5%         71.0%         71.5%

EXPANDED BASIC - BEGINNING            19,915        20,259        20,607        20,961
         AVERAGE SUBSCRIBERS          20,087        20,433        20,784        21,141
         ENDING SUBSCRIBERS           20,259        20,607        20,961        21,320
         PENETRATION                    95.0%         95.0%         95.0%         95.0%

NEW PRODUCT TIER #1 - BEGINNING       10,490        10,672        10,855        11,042
         AVERAGE SUBSCRIBERS          10,581        10,763        10,948        11,136
         ENDING SUBSCRIBERS           10,672        10,855        11,042        11,231
         PENETRATION                    50.1%         50.1%         50.1%         50.1%

NEW PRODUCT TIER #2 - BEGINNING        6,454         6,566         6,679         6,794
         AVERAGE SUBSCRIBERS           6,510         6,622         6,736         6,852
         ENDING SUBSCRIBERS            6,566         6,679         6,794         6,910
         PENETRATION                    30.8%         30.8%         30.8%         30.8%

NEW PRODUCT TIER #3 - BEGINNING        6,454         6,566         6,679         6,794
         AVERAGE SUBSCRIBERS           6,510         6,622         6,736         6,852
         ENDING SUBSCRIBERS            6,566         6,679         6,794         6,910
         PENETRATION                    30.8%         30.8%         30.8%         30.8%

PAY TV - BEGINNING UNITS              10,154        10,329        10,507        10,687
         AVERAGE UNITS                10,241        10,418        10,597        10,779
         ENDING UNITS                 10,329        10,507        10,687        10,870
         PENETRATION                    48.5%         48.5%         48.5%         48.5%

PAY PER VIEW - BEGINNING UNITS/        3,167         3,481         3,815         4,169
         AVERAGE UNITS                 3,324         3,648         3,992         4,356
         ENDING UNITS                  3,481         3,815         4,169         4,544
         AVERAGE BUY RATE/MO            32.6%         34.1%         35.6%         37.1%

CONVERTER RENTALS - BEG.              12,990        13,854        14,743        15,327
          AVERAGE SUBSCRIBERS         13,422        14,299        15,035        15,627
          ENDING SUBSCRIBERS          13,854        14,743        15,327        15,926
          PENETRATION                   65.0%         68.0%         69.5%         71.0%

ADDRESSABLE HOMES - BEGINNING         10,198        10,694        11,204        11,727
          AVERAGE HOMES               10,446        10,949        11,465        11,996
          ENDING HOMES                10,694        11,204        11,727        12,264
          PENETRATION                   50.2%         51.7%         53.2%         54.7%

BASIC CHURN RATE                          40%           40%           40%           40%

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT F
 HESPERIA REGION - CALIFORNIA
   AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                   RUNNING RATES
                                       AS OF                 AVERAGE RATES
CURRENT RATES                      DECEMBER 1995                FOR 1996
- -------------                      -------------                --------
BASIC                                 $18.03                      $18.11
EXPANDED BASIC                         $7.15                       $7.34
NEW PRODUCT TIER #1                    $3.50                       $3.96
NEW PRODUCT TIER #2                    $4.00                       $4.00
NEW PRODUCT TIER #3                    $4.00                       $4.00
PAY                                    $6.60                       $6.60
PAY PER VIEW                          $12.65                      $12.65
CONVERTER RENTALS                      $3.87                       $4.11
INSTALLATIONS-NEW                     $50.00                      $50.00
INSTALLATIONS-CHURN                   $25.00                      $25.00


  YEAR ENDING DECEMBER 31,              1996          1997          1998          1999          2000          2001
                                        ----          ----          ----          ----          ----          ----

PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                      0%            3%            3%            3%            3%            3%
EXPANDED BASIC                             3%            3%            3%            3%            3%            3%
NEW PRODUCT TIER #1                       13%            3%            3%            3%            3%            3%
NEW PRODUCT TIER #2                        0%            3%            3%            3%            3%            3%
NEW PRODUCT TIER #3                        0%            3%            3%            3%            3%            3%
PAY                                        0%            1%            1%            1%            1%            1%
PAY PER VIEW                             -15%          -10%            3%            3%            3%            3%
CONVERTER RENTALS                          6%            3%            3%            3%            3%            3%
INSTALLATIONS-NEW                          0%            3%            3%            3%            3%            3%
INSTALLATIONS-CHURN                        0%            3%            3%            3%            3%            3%

AVERAGE RATES
- -------------
BASIC                                 $18.11        $18.65        $19.21        $19.79        $20.38        $20.99
EXPANDED BASIC                          7.34          7.56          7.79          8.02          8.26          8.51
NEW PRODUCT TIER #1                     3.96          4.08          4.20          4.33          4.46          4.59
NEW PRODUCT TIER #2                     4.00          4.12          4.24          4.37          4.50          4.64
NEW PRODUCT TIER #3                     4.00          4.12          4.24          4.37          4.50          4.64
PAY                                     6.60          6.67          6.74          6.80          6.87          6.94
PAY PER VIEW                           10.75          9.67          9.96         10.26         10.57         10.89
CONVERTER RENTALS                       4.11          4.24          4.36          4.49          4.63          4.77
INSTALLATIONS-NEW                      50.00         51.50         53.05         54.64         56.28         57.96
INSTALLATIONS-CHURN                    25.00         25.75         26.52         27.32         28.14         28.98


  YEAR ENDING DECEMBER 31,              2002          2003          2004          2005
                                        ----          ----          ----          ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                      3%            3%            3%            3%
EXPANDED BASIC                             3%            3%            3%            3%
NEW PRODUCT TIER #1                        3%            3%            3%            3%
NEW PRODUCT TIER #2                        3%            3%            3%            3%
NEW PRODUCT TIER #3                        3%            3%            3%            3%
PAY                                        1%            1%            1%            1%
PAY PER VIEW                               3%            3%            3%            3%
CONVERTER RENTALS                          3%            3%            3%            3%
INSTALLATIONS-NEW                          3%            3%            3%            3%
INSTALLATIONS-CHURN                        3%            3%            3%            3%

AVERAGE RATES
- -------------
BASIC                                 $21.62        $22.27        $22.94        $23.62
EXPANDED BASIC                          8.77          9.03          9.30          9.58
NEW PRODUCT TIER #1                     4.73          4.87          5.02          5.17
NEW PRODUCT TIER #2                     4.78          4.92          5.07          5.22
NEW PRODUCT TIER #3                     4.78          4.92          5.07          5.22
PAY                                     7.01          7.08          7.15          7.22
PAY PER VIEW                           11.21         11.55         11.90         12.25
CONVERTER RENTALS                       4.91          5.06          5.21          5.37
INSTALLATIONS-NEW                      59.70         61.49         63.34         65.24
INSTALLATIONS-CHURN                    29.85         30.75         31.67         32.62

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT G
 HESPERIA REGION - CALIFORNIA
   AS OF DECEMBER 31, 1995

 YEAR ENDING DECEMBER 31,               1996          1997          1998          1999          2000          2001
                                  ----------    ----------    ----------   -----------  ------------  ------------
REVENUES:
BASIC                             $4,075,580    $4,308,360    $4,536,580   $ 4,758,959   $ 4,991,971   $ 5,233,501
EXPANDED BASIC                     1,569,177     1,660,412     1,748,366     1,834,070     1,923,871     2,016,955
NEW PRODUCT TIER #1                  426,219       464,695       496,656       521,001       546,511       572,953
NEW PRODUCT TIER #2                        0        18,318        96,745       202,754       297,597       356,103
NEW PRODUCT TIER #3                        0        18,318        96,745       202,754       297,597       356,103
PAY TV                               675,596       700,515       741,188       782,882       815,694       838,556
PAY PER VIEW                          95,684       111,749       164,964       238,740       314,780       384,895
CONVERTER                            370,390       416,078       479,380       556,938       640,913       719,365
INSTALLATIONS                        170,395       179,947       183,175       192,106       201,464       210,207
COMMERCIAL                           270,174       278,279       286,628       295,227       304,083       313,206
ADVERTISING***                       247,920       322,295       393,200       463,976       538,213       613,562
MISCELLANEOUS                        347,686       368,131       391,312       416,214       442,077       467,376
                                  ----------    ----------    ----------   -----------  ------------  ------------
TOTAL REVENUES                    $8,248,820    $8,847,099    $9,614,941   $10,465,621   $11,314,770   $12,082,783

OPERATING EXPENSES:
OPERATIONS                        $1,195,823    $1,263,736    $1,342,113   $ 1,425,647   $ 1,510,946   $ 1,593,362
GENERAL & ADMINISTRATIVE             715,703       756,194       799,433       843,657       889,148       934,183
SALES & MARKETING                    362,065       458,712       583,462       636,164       691,421       747,915
PROGRAMMING                        1,394,425     1,469,914     1,588,099     1,725,348     1,872,641     2,000,531
                                  ----------    ----------    ----------   -----------  ------------  ------------
TOTAL OPERATING EXPENSES          $3,668,017    $3,948,555    $4,313,107   $ 4,630,815   $ 4,964,157   $ 5,275,992

OPERATING INCOME                  $4,580,803    $4,898,544    $5,301,835   $ 5,834,806   $ 6,350,614   $ 6,806,792

OPERATING MARGIN                        55.5%         55.4%         55.1%         55.8%         56.1%         56.3%

TOTAL REVENUE/BASIC SUB/MONTH         $36.65        $38.30        $40.71        $43.51        $46.19        $48.46
CASH FLOW/BASIC SUB/MONTH             $20.35        $21.20        $22.45        $24.26        $25.93        $27.30

OPERATIONS % OF REVENUE                   14%           14%           14%           14%           13%           13%
G & A PERCENTAGE OF REVENUE                9%            9%            8%            8%            8%            8%
SALES & MARKETING % OF REVENUE             4%            5%            6%            6%            6%            6%
PROGRAMMING % OF REVENUE                  17%           17%           17%           16%           17%           17%



  YEAR ENDING DECEMBER 31,              2002          2003          2004          2005         TOTAL
                                 -----------   -----------   -----------   -----------  ------------
REVENUES:
BASIC                            $ 5,483,741   $ 5,745,651   $ 6,019,765   $ 6,306,641  $ 51,460,750
EXPANDED BASIC                     2,113,396     2,214,334     2,319,975     2,430,535    19,831,090
NEW PRODUCT TIER #1                  600,349       629,023       659,032       690,439     5,606,879
NEW PRODUCT TIER #2                  373,131       390,952       409,603       429,123     2,574,326
NEW PRODUCT TIER #3                  373,131       390,952       409,603       429,123     2,574,326
PAY TV                               861,590       885,212       909,435       934,274     8,144,942
PAY PER VIEW                         447,291       505,637       569,913       640,610     3,474,263
CONVERTER                            791,136       868,082       940,181     1,006,477     6,788,940
INSTALLATIONS                        220,206       230,669       241,618       253,075     2,082,862
COMMERCIAL                           322,602       332,280       342,249       352,516     3,097,244
ADVERTISING***                       687,190       755,909       816,382       881,692     5,720,340
MISCELLANEOUS                        492,020       517,784       544,027       570,840     4,557,467
                                 -----------   -----------   -----------   -----------  ------------
TOTAL REVENUES                   $12,765,783   $13,466,484   $14,181,782   $14,925,345  $115,913,429

OPERATING EXPENSES:
OPERATIONS                       $ 1,673,505   $ 1,756,936   $ 1,843,131   $ 1,932,884  $ 15,538,082
GENERAL & ADMINISTRATIVE             978,714     1,024,997     1,073,039     1,123,161     9,138,231
SALES & MARKETING                    804,403       859,620       912,053       967,873     7,023,688
PROGRAMMING                        2,112,388     2,224,938     2,344,374     2,471,138    19,203,795
                                 -----------   -----------   -----------   -----------  ------------
TOTAL OPERATING EXPENSES         $ 5,569,010   $ 5,866,492   $ 6,172,597   $ 6,495,056  $ 50,903,797

OPERATING INCOME                 $ 7,196,773   $ 7,599,992   $ 8,009,185   $ 8,430,289  $ 65,009,632

OPERATING MARGIN                        56.4%         56.4%         56.5%         56.5%

TOTAL REVENUE/BASIC SUB/MONTH         $50.33        $52.19        $54.04        $55.91
CASH FLOW/BASIC SUB/MONTH             $28.37        $29.46        $30.52        $31.58

OPERATIONS % OF REVENUE                   13%           13%           13%           13%
G & A PERCENTAGE OF REVENUE                8%            8%            8%            8%
SALES & MARKETING % OF REVENUE             6%            6%            6%            6%
PROGRAMMING % OF REVENUE                  17%           17%           17%           17%

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT H
  HESPERIA REGION - CALIFORNIA
     AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES

  YEAR ENDING DECEMBER 31,                1996          1997          1998          1999          2000            2001
                                   -----------    ----------    ----------   -----------   -----------    ------------
ASSUMPTIONS AND INPUTS:

BV OF EXISTING PLANT               $13,164,804
ADDITIONAL MILES OF PLANT                 10.0          10.0          10.5          10.5          11.0            11.0
AERIAL PLANT PER MILE                  $11,000       $11,220       $11,444       $11,673       $11,907         $12,145
UNDERGROUND PLANT PER MILE             $18,000       $18,360       $18,727       $19,102       $19,484         $19,873
PERCENTAGE OF PLANT AERIAL                  20%           20%           20%           20%           20%             20%
PERCENTAGE OF PLANT UNDERGROUND             80%           80%           80%           80%           80%             80%
AVERAGE COST PER CONVERTER                $110          $112          $114          $117          $119            $121
PERCENTAGE CONVERTER USE                    41%           44%           49%           54%           59%             62%
PERCENTAGE REPLACEMENT                       5%            5%            5%            5%            5%              5%
INSTALLATION COST PER SUBSCRIBER           $57           $58           $60           $61           $62             $63
MISC. CAPITAL PER SUBSCRIBER                $5            $5            $5            $5            $5              $6
INFLATION FACTOR FOR CAPITALS                2%            2%            2%            2%            2%              2%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL               $22,000       $22,440       $24,033       $24,514       $26,195         $26,719
                - UNDERGROUND          144,000       146,880       157,308       160,455       171,457         174,886
PLANT REBUILD/UPGRADE                   34,578     6,060,650     6,302,700        38,913        40,299          41,724
AVERAGE COST OF NEW CONVERTERS          22,073        24,583        20,218        23,079        26,118          26,864
CONVERTER REPLACEMENT                   41,735        46,894        54,665        62,586        71,035          77,541
INSTALLATION COSTS                     454,094       475,167       488,409       507,323       526,943         545,981
MISC. CAPITAL EXPENDITURES              93,789        98,183       102,380       106,356       110,481         114,701
                                      --------    ----------    ----------      --------      --------      ----------
TOTAL CAPITAL EXPENDITURES            $812,270    $6,874,797    $7,149,714      $923,226      $972,527      $1,008,417

  AS A % OF OPERATING INCOME              17.7%        140.3%        134.9%         15.8%         15.3%           14.8%


CAPITAL EXPENDITURES

  YEAR ENDING DECEMBER 31,                          2002          2003          2004          2005         TOTAL
                                              ----------    ----------    ----------    ----------   -----------
ASSUMPTIONS AND INPUTS:

BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                           11.5          12.0          12.0          12.0
AERIAL PLANT PER MILE                         $   12,388    $   12,636    $   12,888    $   13,146
UNDERGROUND PLANT PER MILE                    $   20,271    $   20,676    $   21,090    $   21,512
PERCENTAGE OF PLANT AERIAL                            20%           20%           20%           20%
PERCENTAGE OF PLANT UNDERGROUND                       80%           80%           80%           80%
AVERAGE COST PER CONVERTER                    $      124    $      126    $      129    $      131
PERCENTAGE CONVERTER USE                              65%           68%           69%           71%
PERCENTAGE REPLACEMENT                                 5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER              $       64    $       66    $       67    $       68
MISC. CAPITAL PER SUBSCRIBER                  $        6    $        6    $        6    $        6
INFLATION FACTOR FOR CAPITALS                          2%            2%            2%            2%          122%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                      $   28,492    $   30,325    $   30,932    $   31,550   $   267,200
                - UNDERGROUND                    186,492       198,493       202,463       206,512     1,748,947
PLANT REBUILD/UPGRADE                             43,219        44,787        46,399        48,059    12,701,329
AVERAGE COST OF NEW CONVERTERS                    29,136        31,533        33,340        35,233       272,177
CONVERTER REPLACEMENT                             84,356        91,569        97,105       102,922       730,407
INSTALLATION COSTS                               566,476       587,712       609,713       632,507     5,394,325
MISC. CAPITAL EXPENDITURES                       119,019       123,493       128,128       132,931     1,129,462
                                              ----------    ----------    ----------    ----------   -----------
TOTAL CAPITAL EXPENDITURES                    $1,057,191    $1,107,912    $1,148,080    $1,189,715   $22,243,848

  AS A % OF OPERATING INCOME                        14.7%         14.6%         14.3%         14.1%

   FALCON CABLE SYSTEMS CO.                                           EXHIBIT I
 HESPERIA REGION - CALIFORNIA
   AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4      YEAR 5       YEAR 6
                                ----------   -----------  ----------   -----------  ----------  -----------
ESTIMATED DEPRECIATION RATES          14.3%        24.5%        17.5%        12.5%        8.9%         8.9%

DEPRECIATION - BEG. & ADTNS.          1996         1997         1998         1999         2000         2001
                                ----------   ----------   ----------   ----------   ----------   ----------

               YEAR 1           $1,997,324   $3,422,985   $2,444,590   $1,745,736   $1,248,153   $1,246,755
               YEAR 2                           982,408    1,683,638    1,202,402      858,662      613,919
               YEAR 3                                      1,021,694    1,750,965    1,250,485      892,999
               YEAR 4                                                     131,929      226,098      161,472
               YEAR 5                                                                  138,974      238,172
               YEAR 6                                                                               144,103
               YEAR 7
               YEAR 8
               YEAR 9
               YEAR 10
                                ----------   ----------   ----------   ----------   ----------   ----------
TOTAL DEPRECIATION              $1,997,324   $4,405,394   $5,149,922   $4,831,032   $3,722,372   $3,297,420


                                     YEAR 7       YEAR 8
                                     ------       ------
ESTIMATED DEPRECIATION RATES            8.9%         4.5%

DEPRECIATION - BEG. & ADTNS.           2002         2003         2004         2005         TOTAL
                                 ----------   ----------   ----------   ----------   -----------

               YEAR 1            $1,248,153   $  623,377                             $13,977,074
               YEAR 2               613,232      613,919      306,616                  6,874,797
               YEAR 3               638,469      637,754      638,469      318,877     7,149,714
               YEAR 4               115,311       82,444       82,352       82,444       882,050
               YEAR 5               170,095      121,469       86,847       86,749       842,306
               YEAR 6               246,961      176,372      125,951       90,052     2,133,786
               YEAR 7               151,073      258,906      184,903      132,043     1,795,572
               YEAR 8                            158,321      271,328      193,774       623,422
               YEAR 9                                         164,061      281,165       445,225
               YEAR 10                                                     170,010       170,010
                                 ----------   ----------   ----------   ----------   -----------
TOTAL DEPRECIATION               $3,183,294   $2,672,563   $1,860,526   $1,355,114   $32,474,961

        FALCON CABLE SYSTEMS CO.                                      EXHIBIT J
      HESPERIA REGION - CALIFORNIA
         AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------
REMAINING LIFE OF FRANCHISES (YEARS)                                      9.85
AVERAGE SUBSCRIBER LIFE (YEARS)                                              8
INCOME TAX RATE                                                             34%
CAPITAL GAIN RATE                                                           34%
NET FMV OF EXISTING ASSETS                                         $13,164,804
SUBSCRIBERS IN FRANCHISES                                                  100%


                                                           LOW            HIGH
                                                      ANALYSIS        ANALYSIS
                                                      --------        --------
DEBT PERCENTAGE                                             50%             50%
EQUITY PERCENTAGE                                           50%             50%
RESIDUAL MULTIPLE (ROE & ROI)                                9               9
MULT OF PAST YEAR'S OPERATING INCOME                      10.5            11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                  10.0            11.0
MULT OF NEXT YEAR'S OPERATING INCOME                       9.5            10.5
TARGET RETURN ON EQUITY                                   14.0%           12.0%
TARGET RETURN ON INVESTMENT                               16.6%           15.1%

                                 SAN LUIS OBISPO, CA

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT A
SAN LUIS OBISPO REGION - CALIF.
    AS OF DECEMBER 31, 1995

VALUATION METHODS

                                                                       LOW          HIGH
                                                                       ---          ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (12/31/95)                      $2,548,832    $2,548,832
        VALUATION MULTIPLE                                                10.5          11.5
                                                                   -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                $26,762,736   $29,311,568
                                                                   -----------   -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                            $5,970,827    $5,970,827
            OPERATING MARGIN, PER BOOKS (12/31/95)                        48.1%         48.1%
                                                                   -----------   -----------
        "RUNNING RATE" OPERATING INCOME                              2,869,878     2,869,878
            VALUATION MULTIPLE                                            10.0          11.0
                                                                   -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                $28,698,781   $31,568,659
                                                                   -----------   -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                            $3,116,863    $3,116,863
        VALUATION MULTIPLE                                                 9.5          10.5
                                                                   -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                $29,610,202   $32,727,066
                                                                   -----------   -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                           14.0%         12.0%
        ESTIMATED FAIR MARKET VALUE                                $27,919,331   $30,339,543
                                                                   -----------   -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                          16.6%         15.1%
        ESTIMATED FAIR MARKET VALUE                                $27,868,221   $30,068,209
                                                                   -----------   -----------


SUMMARY OF VALUES
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                     $26,762,736   $29,311,568
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME                   28,698,781    31,568,659
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                      29,610,202    32,727,066
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                         27,919,331    30,339,543
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                     27,868,221    30,068,209
                                                                   -----------   -----------
RANGE OF ESTIMATED FAIR MARKET VALUES                              $28,301,000   $30,869,000

ESTIMATED FAIR MARKET VALUE                                        $29,585,000

    FALCON CABLE SYSTEMS CO.                                           EXHIBIT B
 SAN LUIS OBISPO REGION - CALIF.                                    LOW ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD
- -----------------------

PROFIT AND LOSS - LOW VALUE

  YEAR ENDING DECEMBER 31,                1996          1997          1998          1999
                                          ----          ----          ----          ----
REVENUES                            $6,314,102    $6,909,478    $7,657,824    $8,513,121
OPERATING EXPENSES                   3,197,239     3,425,857     3,730,534     4,080,071
                                    ----------    ----------    ----------    ----------
OPERATING INCOME                    $3,116,863    $3,483,621    $3,927,290    $4,433,050
   OPERATING MARGIN                       0.49          0.50          0.51          0.52
PARENT SERVICES/MGT FEE (5%)           315,705       345,474       382,891       425,656
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133       903,133
SUBSCRIBER LIST (8)                    290,933       290,933       290,933       290,933
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         1,579,712     2,814,984     2,441,324     2,403,242
INTEREST                             1,365,130     1,365,130     1,365,130     1,333,920
                                    ----------    ----------    ----------    ----------
PRE-TAX INCOME                     ($1,337,750)  ($2,236,033)  ($1,456,122)    ($923,834)
INCOME TAX (EXPENSE)/BENEFIT           454,835       760,251       495,081       314,104
                                    ----------    ----------    ----------    ----------
NET INCOME                           ($882,915)  ($1,475,782)    ($961,041)    ($609,730)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                     ($1,337,750)  ($2,236,033)  ($1,456,122)    ($923,834)
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133       903,133
SUBSCRIBER LIST (8)                    290,933       290,933       290,933       290,933
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         1,579,712     2,814,984     2,441,324     2,403,242
EQUITY                              13,651,296
DEBT                                13,651,296             0             0       544,461
RESIDUAL VALUE IN YEAR 7

TOTAL SOURCES OF CASH              $28,738,621    $1,773,018    $2,179,269    $3,217,935
                                   -----------    ----------    ----------    ----------
USES OF CASH -
PURCHASE PRICE - CURRENT           $27,919,331
CAPITAL EXPENDITURES                   718,921       753,647     2,262,385     2,355,791
DEBT RETIREMENT                              0             0       856,556       942,212
TAXES PAID ON NET INCOME                     0             0             0             0
                                   -----------    ----------    ----------    ----------
TAXES PAID ON SALE (RESIDUAL)

TOTAL USES OF CASH                 $28,638,252      $753,647    $3,118,941    $3,298,003

ANNUAL CASH INCREASE/(DECREASE)       $100,369    $1,019,371     ($939,673)     ($80,068)
CUMULATIVE CASH                        100,369     1,119,740       180,068       100,000


  YEAR ENDING DECEMBER 31,                2000          2001          2002         TOTAL
                                          ----          ----          ----         -----
REVENUES                            $9,342,916   $10,061,251   $10,726,262   $59,524,954
OPERATING EXPENSES                   4,453,572     4,791,909     5,124,737    28,803,918
                                   -----------    ----------    ----------    ----------
OPERATING INCOME                    $4,889,344    $5,269,342    $5,601,525   $30,721,035
   OPERATING MARGIN                       0.52          0.52          0.52
PARENT SERVICES/MGT FEE (5%)           467,146       503,063       536,313     2,976,248
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133     6,321,933
SUBSCRIBER LIST (8)                    290,933       290,933       290,933     2,036,533
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         2,405,944     2,483,293     2,347,518    16,476,017
INTEREST                             1,274,948     1,171,305       967,602     8,843,164
                                   -----------    ----------    ----------    ----------
PRE-TAX INCOME                       ($452,761)     ($82,385)     $556,025   ($5,932,860)
INCOME TAX (EXPENSE)/BENEFIT           153,939        28,011      (189,048)    2,017,173
                                   -----------    ----------    ----------    ----------
NET INCOME                           ($298,822)     ($54,374)     $366,976   ($3,915,688)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                       ($452,761)     ($82,385)     $556,025   ($5,932,860)
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133     6,321,933
SUBSCRIBER LIST (8)                    290,933       290,933       290,933     2,036,533
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         2,405,944     2,483,293     2,347,518    16,476,017
EQUITY                                                                        13,651,296
DEBT                                   352,493             0             0    14,548,250
RESIDUAL VALUE IN YEAR 7                                        50,413,722    50,413,722
                                   -----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH               $3,499,743    $3,594,975   $54,511,331   $97,514,891

USES OF CASH -
PURCHASE PRICE - CURRENT                                                     $27,919,331
CAPITAL EXPENDITURES                 2,463,310       924,086       977,606    10,455,747
DEBT RETIREMENT                      1,036,433     2,037,030     9,676,020    14,548,250
TAXES PAID ON NET INCOME                     0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                   10,519,691    10,519,691
                                   -----------    ----------    ----------    ----------
TOTAL USES OF CASH                  $3,499,743    $2,961,116   $21,173,317   $63,443,019

ANNUAL CASH INCREASE/(DECREASE)            ($0)     $633,859   $33,338,014   $34,071,873
CUMULATIVE CASH                        100,000       733,859    34,071,873

    FALCON CABLE SYSTEMS CO.                                           EXHIBIT B
 SAN LUIS OBISPO REGION - CALIF.                                   HIGH ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD
- -----------------------
PROFIT AND LOSS - HIGH VALUE

  YEAR ENDING DECEMBER 31,                1996          1997          1998          1999
                                          ----          ----          ----          ----
REVENUES                            $6,314,102    $6,909,478    $7,657,824    $8,513,121
OPERATING EXPENSES                   3,197,239     3,425,857     3,730,534     4,080,071
                                    ----------    ----------    ----------    ----------
OPERATING INCOME                    $3,116,863    $3,483,621    $3,927,290    $4,433,050
   OPERATING MARGIN                       0.49          0.50          0.51          0.52
PARENT SERVICES/MGT FEE (5%)           315,705       345,474       382,891       425,656
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133       903,133
SUBSCRIBER LIST (8)                    290,933       290,933       290,933       290,933
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         1,579,712     2,814,984     2,441,324     2,403,242
INTEREST                             1,492,508     1,492,508     1,520,801     1,516,672
                                    ----------    ----------    ----------    ----------
PRE-TAX INCOME                     ($1,465,129)  ($2,363,412)  ($1,611,793)  ($1,106,586)
INCOME TAX (EXPENSE)/BENEFIT           498,144       803,560       548,010       376,239

NET INCOME                           ($966,985)  ($1,559,852)  ($1,063,783)    ($730,347)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                     ($1,465,129)  ($2,363,412)  ($1,611,793)  ($1,106,586)
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133       903,133
SUBSCRIBER LIST (8)                    290,933       290,933       290,933       290,933
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         1,579,712     2,814,984     2,441,324     2,403,242
EQUITY                              14,925,083
DEBT                                14,925,083             0       282,924       895,197
                                    ----------    ----------    ----------    ----------
RESIDUAL VALUE IN YEAR 7

TOTAL SOURCES OF CASH              $31,158,816    $1,645,639    $2,306,522    $3,385,919

USES OF CASH -
PURCHASE PRICE - CURRENT           $30,339,543
CAPITAL EXPENDITURES                   718,921       753,647     2,262,385     2,355,791
DEBT RETIREMENT                              0             0       936,480     1,030,128
TAXES PAID ON NET INCOME                     0             0             0             0
                                    ----------    ----------    ----------    ----------
TAXES PAID ON SALE (RESIDUAL)

TOTAL USES OF CASH                 $31,058,464      $753,647    $3,198,866    $3,385,919

ANNUAL CASH INCREASE/(DECREASE)       $100,352      $891,992     ($892,344)           $0
CUMULATIVE CASH                        100,352       992,344       100,000       100,000


  YEAR ENDING DECEMBER 31,                2000          2001          2002         TOTAL
                                          ----          ----          ----         -----
REVENUES                            $9,342,916   $10,061,251   $10,726,262   $59,524,954
OPERATING EXPENSES                   4,453,572     4,791,909     5,124,737    28,803,918
                                    ----------    ----------    ----------    ----------
OPERATING INCOME                    $4,889,344    $5,269,342    $5,601,525   $30,721,035
   OPERATING MARGIN                       0.52          0.52          0.52
PARENT SERVICES/MGT FEE (5%)           467,146       503,063       536,313     2,976,248
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133     6,321,933
SUBSCRIBER LIST (8)                    290,933       290,933       290,933     2,036,533
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         2,405,944     2,483,293     2,347,518    16,476,017
INTEREST                             1,478,983     1,365,669     1,118,017     9,985,158
                                    ----------    ----------    ----------    ----------
PRE-TAX INCOME                       ($656,796)    ($276,749)     $405,610   ($7,074,855)
INCOME TAX (EXPENSE)/BENEFIT           223,311        94,095      (137,908)    2,405,451
                                    ----------    ----------    ----------    ----------
NET INCOME                           ($433,485)    ($182,655)     $267,703   ($4,669,404)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                       ($656,796)    ($276,749)     $405,610   ($7,074,855)
FRANCHISE AMORTIZATION (15)            903,133       903,133       903,133     6,321,933
SUBSCRIBER LIST (8)                    290,933       290,933       290,933     2,036,533
NON-COMPETE COVENANTS (0)                    0             0             0             0
DEPRECIATION                         2,405,944     2,483,293     2,347,518    16,476,017
EQUITY                                                                        14,925,083
DEBT                                   653,236             0             0    16,756,440
RESIDUAL VALUE IN YEAR 7                                        50,413,722    50,413,722
                                    ----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH               $3,596,451    $3,400,610   $54,360,916   $99,854,874

USES OF CASH -
PURCHASE PRICE - CURRENT                                                     $30,339,543
CAPITAL EXPENDITURES                 2,463,310       924,086       977,606    10,455,747
DEBT RETIREMENT                      1,133,141     2,476,525    11,180,166    16,756,440
TAXES PAID ON NET INCOME                     0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                    9,308,541     9,308,541
                                    ----------    ----------    ----------    ----------
TOTAL USES OF CASH                  $3,596,451    $3,400,610   $21,466,313   $66,860,270

ANNUAL CASH INCREASE/(DECREASE)            ($0)           $0   $32,894,603   $32,994,603
CUMULATIVE CASH                        100,000       100,000    32,994,603

    FALCON CABLE SYSTEMS CO.                                           EXHIBIT C
 SAN LUIS OBISPO REGION - CALIF.                                    LOW ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
TOTAL YEAR 1 CASH REQUIREMENTS     $27,302,593
YEAR 1 DEBT REQUIREMENTS            13,651,296
YEAR 1 EQUITY REQUIREMENTS          13,651,296

FINANCING AVAILABLE                $16,567,408   $20,259,612   $22,643,538   $25,527,383
UNUSED LEVERAGE                      2,916,112     6,608,316     9,848,797    13,130,394

SENIOR DEBT:                              1996          1997          1998          1999
                                          ----          ----          ----          ----
BEGINNING DEBT                              $0   $13,651,296   $13,651,296   $12,794,740
DEBT ADDED                          13,651,296             0             0             0
TOTAL ANNUAL PAYMENTS                1,365,130     1,365,130     2,221,686     2,221,686
INTEREST                             1,365,130     1,365,130     1,365,130     1,279,474
PRINCIPAL REPAYMENT                          0             0       856,556       942,212
ENDING BALANCE                      13,651,296    13,651,296    12,794,740    11,852,529

LINE OF CREDIT:

BEGINNING DEBT                              $0            $0            $0            $0
BORROWINGS                                   0             0             0       544,461
PRINCIPAL PAYMENTS                           0             0             0             0
INTEREST                                     0             0             0        54,446

SENIOR DEBT COVERAGE                       4.4           3.9           3.3           2.7
LOC DEBT COVERAGE                          0.0           0.0           0.0           0.1
TOTAL DEBT COVERAGE                        4.4           3.9           3.3           2.8


DEBT AMORTIZATION - LOW VALUE
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                $28,814,828   $31,780,733   $34,250,723
UNUSED LEVERAGE                     17,101,778    22,104,713    25,828,787

SENIOR DEBT:                              2000          2001          2002         TOTAL
                                          ----          ----          ----         -----
BEGINNING DEBT                     $11,852,529   $10,816,096    $9,676,020
DEBT ADDED                                   0             0             0    13,651,296
TOTAL ANNUAL PAYMENTS                2,221,686     2,221,686     2,221,686    13,838,687
INTEREST                             1,185,253     1,081,610       967,602     8,609,327
PRINCIPAL REPAYMENT                  1,036,433     1,140,076     1,254,084     5,229,360
ENDING BALANCE                      10,816,096     9,676,020     8,421,936

LINE OF CREDIT:

BEGINNING DEBT                        $544,461      $896,954            $0            $0
BORROWINGS                             352,493             0             0       896,954
PRINCIPAL PAYMENTS                           0       896,954             0       896,954
INTEREST                                89,695        89,695             0       233,837

SENIOR DEBT COVERAGE                       2.2           1.8           1.5
LOC DEBT COVERAGE                          0.2           0.0           0.0
TOTAL DEBT COVERAGE                        2.4           1.8           1.5

    FALCON CABLE SYSTEMS CO.                                           EXHIBIT C
 SAN LUIS OBISPO REGION - CALIF.                                   HIGH ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
TOTAL YEAR 1 CASH REQUIREMENTS     $29,850,166
YEAR 1 DEBT REQUIREMENTS            14,925,083
YEAR 1 EQUITY REQUIREMENTS          14,925,083

FINANCING AVAILABLE                $19,116,240   $23,376,475   $26,127,159   $29,454,673
UNUSED LEVERAGE                      4,191,157     8,451,393    11,855,632    15,318,078

SENIOR:                                   1996          1997          1998          1999
                                          ----          ----          ----          ----
BEGINNING DEBT                              $0   $14,925,083   $14,925,083   $13,988,603
DEBT ADDED                          14,925,083             0             0             0
TOTAL ANNUAL PAYMENTS                1,492,508     1,492,508     2,428,989     2,428,989
INTEREST                             1,492,508     1,492,508     1,492,508     1,398,860
PRINCIPAL REPAYMENT                          0             0       936,480     1,030,128
ENDING BALANCE                      14,925,083    14,925,083    13,988,603    12,958,474

LINE OF CREDIT:

BEGINNING DEBT                              $0            $0            $0      $282,924
BORROWINGS                                   0             0       282,924       895,197
PRINCIPAL PAYMENTS                           0             0             0             0
INTEREST                                     0             0        28,292       117,812

SENIOR DEBT COVERAGE                       4.8           4.3           3.6           2.9
LOC DEBT COVERAGE                          0.0           0.0           0.1           0.3
TOTAL DEBT COVERAGE                        4.8           4.3           3.6           3.2


DEBT AMORTIZATION - HIGH VALUE
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                $33,247,879   $36,670,077   $39,520,066
UNUSED LEVERAGE                     19,591,188    26,091,199    30,312,288

SENIOR:                                   2000          2001          2002         TOTAL
                                          ----          ----          ----         -----
BEGINNING DEBT                     $12,958,474   $11,825,333   $10,578,878
DEBT ADDED                                   0             0             0   $14,925,083
TOTAL ANNUAL PAYMENTS                2,428,989     2,428,989     2,428,989    15,129,959
INTEREST                             1,295,847     1,182,533     1,057,888     9,412,654
PRINCIPAL REPAYMENT                  1,133,141     1,246,455     1,371,101     5,717,305
ENDING BALANCE                      11,825,333    10,578,878     9,207,777

LINE OF CREDIT:

BEGINNING DEBT                      $1,178,121    $1,831,357      $601,288            $0
BORROWINGS                             653,236             0             0     1,831,357
PRINCIPAL PAYMENTS                           0     1,230,069       601,288     1,831,357
INTEREST                               183,136       183,136        60,129       572,505

SENIOR DEBT COVERAGE                       2.4           2.0           1.6
LOC DEBT COVERAGE                          0.4           0.1           0.0
TOTAL DEBT COVERAGE                        2.8           2.1           1.6

    FALCON CABLE SYSTEMS CO.                                           EXHIBIT D
 SAN LUIS OBISPO REGION - CALIF.
     AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                1996          1997          1998          1999
                                   -----------    ----------    ----------    ----------
REVENUES                            $6,314,102    $6,909,478    $7,657,824    $8,513,121
OPERATING EXPENSES                   3,197,239     3,425,857     3,730,534     4,080,071
                                   -----------    ----------    ----------    ----------
OPERATING INCOME                     3,116,863     3,483,621     3,927,290     4,433,050
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES           718,921       753,647     2,262,385     2,355,791
                                   -----------    ----------    ----------    ----------
TOTAL CASH FLOW                     $2,397,942    $2,729,975    $1,664,904    $2,077,259

NET PRESENT VALUE @ 16.6%          $27,868,221
                                   -----------
NET PRESENT VALUE @ 15.1%          $30,068,209
                                   -----------


  YEAR ENDING DECEMBER 31,                2000          2001          2002         TOTAL
                                    ----------   -----------   -----------   -----------
REVENUES                            $9,342,916   $10,061,251   $10,726,262   $59,524,954
OPERATING EXPENSES                   4,453,572     4,791,909     5,124,737    28,803,918
                                    ----------   -----------   -----------   -----------
OPERATING INCOME                     4,889,344     5,269,342     5,601,525    30,721,035
  PLUS: RESIDUAL VALUE                                          50,413,722    50,413,722
  LESS: CAPITAL EXPENDITURES         2,463,310       924,086       977,606    10,455,747
                                    ----------   -----------   -----------   -----------
TOTAL CASH FLOW                     $2,426,034    $4,345,256   $55,037,640   $70,679,010


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

      FALCON CABLE SYSTEMS CO.                                         EXHIBIT E
   SAN LUIS OBISPO REGION - CALIF.
       AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS

  YEAR ENDING DECEMBER 31,                1996      1997      1998      1999      2000      2001      2002
                                          ----      ----      ----      ----      ----      ----      ----
BEGINNING MILES                          408.9
MILES ADDED                               20.0      20.0      21.0      21.0      22.0      22.0      23.0
CUMULATIVE MILES                         428.9     448.9     469.9     490.9     512.9     534.9     557.9
DENSITY OF ADDITIONAL PLANT                 24        24        23        24        22        22        21

HOMES PASSED - BEGINNING                26,138
  NEW HOMES & EXTENSIONS                   470       479       488       496       477       485       494
HOMES PASSED - ENDING                   26,608    27,087    27,575    28,071    28,549    29,034    29,527
GROWTH IN HOMES                            1.8%      1.8%      1.8%      1.8%      1.7%      1.7%      1.7%

BASIC - BEGINNING SUBSCRIBERS           15,635    16,049    16,474    16,908    17,353    17,791    18,238
        AVERAGE SUBSCRIBERS             15,842    16,262    16,691    17,131    17,572    18,014    18,467
        ENDING SUBSCRIBERS              16,049    16,474    16,908    17,353    17,791    18,238    18,696
        PENETRATION                       60.3%     60.8%     61.3%     61.8%     62.3%     62.8%     63.3%

EXPANDED BASIC - BEGINNING              13,605    13,966    14,335    14,713    15,100    15,481    15,870
         AVERAGE SUBSCRIBERS            13,785    14,150    14,524    14,906    15,290    15,676    16,069
         ENDING SUBSCRIBERS             13,966    14,335    14,713    15,100    15,481    15,870    16,269
         PENETRATION                      87.0%     87.0%     87.0%     87.0%     87.0%     87.0%     87.0%

NEW PRODUCT TIER #1 - BEGINNING          4,466     4,825     6,600     8,465     8,688     8,907     9,131
         AVERAGE SUBSCRIBERS             4,646     5,713     7,533     8,576     8,797     9,019     9,245
         ENDING SUBSCRIBERS              4,825     6,600     8,465     8,688     8,907     9,131     9,360
         PENETRATION                      30.1%     40.1%     50.1%     50.1%     50.1%     50.1%     50.1%

NEW PRODUCT TIER #2 - BEGINNING              0       899     1,845     3,449     5,553     6,618     6,785
         AVERAGE SUBSCRIBERS               449     1,372     2,647     4,501     6,086     6,701     6,870
         ENDING SUBSCRIBERS                899     1,845     3,449     5,553     6,618     6,785     6,955
         PENETRATION                       5.6%     11.2%     20.4%     32.0%     37.2%     37.2%     37.2%

NEW PRODUCT TIER #3 - BEGINNING              0       899     1,845     3,449     5,553     6,618     6,785
         AVERAGE SUBSCRIBERS               449     1,372     2,647     4,501     6,086     6,701     6,870
         ENDING SUBSCRIBERS                899     1,845     3,449     5,553     6,618     6,785     6,955
         PENETRATION                       5.6%     11.2%     20.4%     32.0%     37.2%     37.2%     37.2%

PAY TV - BEGINNING UNITS                 3,733     3,511     3,686     4,037     4,447     4,870     4,993
         AVERAGE UNITS                   3,622     3,599     3,862     4,242     4,659     4,932     5,056
         ENDING UNITS                    3,511     3,686     4,037     4,447     4,870     4,993     5,118
         PENETRATION                      21.9%     22.4%     23.9%     25.6%     27.4%     27.4%     27.4%

PAY PER VIEW - BEGINNING UNITS/MO          273       363       655     1,135     1,727     2,435     3,051
         AVERAGE UNITS                     318       509       895     1,431     2,081     2,743     3,344
         ENDING UNITS                      363       655     1,135     1,727     2,435     3,051     3,637
         AVERAGE BUY RATE/MO               6.5%     10.0%     15.0%     20.0%     25.0%     28.0%     31.0%

CONVERTER RENTALS - BEGINNING UNITS      6,009     6,971     7,979     9,035     9,793    10,574    11,387
          AVERAGE SUBSCRIBERS            6,490     7,475     8,507     9,414    10,183    10,980    11,810
          ENDING SUBSCRIBERS             6,971     7,979     9,035     9,793    10,574    11,387    12,233
          PENETRATION                     43.4%     48.4%     53.4%     56.4%     59.4%     62.4%     65.4%

ADDRESSABLE HOMES                        4,964     5,577     6,548     7,566     8,633     9,740    10,897
          AVERAGE HOMES                  5,271     6,063     7,057     8,100     9,187    10,319    11,314
          ENDING HOMES                   5,577     6,548     7,566     8,633     9,740    10,897    11,732
          PENETRATION                     34.7%     39.7%     44.7%     49.7%     54.7%     59.7%     62.7%

BASIC CHURN RATE                            34%       34%       34%       34%       34%       34%       34%

 FALCON CABLE SYSTEMS CO.                                              EXHIBIT F
SAN LUIS OBISPO REGION - CALIF.
 AS OF DECEMBER 31, 1995

SERVICE RATES
- ------------

                            RUNNING RATES
                                AS OF               AVERAGE RATES
CURRENT RATES               DECEMBER 1995             FOR 1996
- -------------               -------------             --------
BASIC                            $15.79                $16.20
EXPANDED BASIC                    $7.54                 $8.09
NEW PRODUCT TIER #1               $3.38                 $3.65
NEW PRODUCT TIER #2               $5.00                 $5.00
NEW PRODUCT TIER #3               $5.00                 $5.00
PAY                               $7.49                 $7.49
PAY PER VIEW                      $9.10                 $9.10
CONVERTER RENTALS                 $2.38                 $2.82
INSTALLATIONS-NEW                $50.00                $50.00
INSTALLATIONS-CHURN              $25.00                 25.00


  YEAR ENDING DECEMBER 31,         1996     1997         1998     1999     2000     2001     2002
                                   ----     ----         ----     ----     ----     ----     ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                 3%       3%           3%       3%       3%       3%       3%
EXPANDED BASIC                        7%       3%           3%       3%       3%       3%       3%
NEW PRODUCT TIER #1                   8%       3%           3%       3%       3%       3%       3%
NEW PRODUCT TIER #2                   0%       3%           3%       3%       3%       3%       3%
NEW PRODUCT TIER #3                   0%       3%           3%       3%       3%       3%       3%
PAY                                   0%       1%           1%       1%       1%       1%       1%
PAY PER VIEW                          0%       3%           3%       3%       3%       3%       3%
CONVERTER RENTALS                    19%       3%           3%       3%       3%       3%       3%
INSTALLATIONS-NEW                     0%       3%           3%       3%       3%       3%       3%
INSTALLATIONS-CHURN                   0%       3%           3%       3%       3%       3%       3%

AVERAGE RATES
- -------------
BASIC                            $16.20   $16.76       $17.26   $17.78   $18.31   $18.86   $19.42
EXPANDED BASIC                     8.09     8.33         8.58     8.84     9.10     9.38     9.66
NEW PRODUCT TIER #1                3.65     3.76         3.87     3.99     4.11     4.23     4.36
NEW PRODUCT TIER #2                5.00     5.15         5.30     5.46     5.63     5.80     5.97
NEW PRODUCT TIER #3                5.00     5.15         5.30     5.46     5.63     5.80     5.97
PAY                                7.49     7.57         7.64     7.72     7.79     7.87     7.95
PAY PER VIEW                       9.10     9.38         9.66     9.95    10.25    10.55    10.87
CONVERTERS RENTALS                 2.82     2.91         2.99     3.08     3.18     3.27     3.37
INSTALLATIONS-NEW                 50.00    51.50        53.05    54.64    56.28    57.96    59.70
INSTALLATIONS-CHURN               25.00    25.75        26.52    27.32    28.14    28.98    29.85

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT G
 SAN LUIS OBISPO REGION - CALIF.
     AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                 1996          1997          1998          1999
                                           ----          ----          ----          ----
REVENUES:
BASIC                                $3,079,127    $3,269,684    $3,456,696    $3,654,159
EXPANDED BASIC                        1,337,964     1,414,586     1,495,495     1,580,925
NEW PRODUCT TIER #1                     203,457       257,694       349,983       410,433
NEW PRODUCT TIER #2                      26,963        84,785       168,503       295,109
NEW PRODUCT TIER #3                      26,963        84,785       168,503       295,109
PAY TV                                  325,570       326,700       354,083       392,848
PAY PER VIEW                             34,716        57,240       103,722       170,809
CONVERTER RENTAL                        219,696       260,627       305,505       348,222
INSTALLATIONS                           124,179       131,245       138,704       146,577
COMMERCIAL                              107,754       110,987       114,317       117,746
ADVERTISING                             275,977       320,134       364,952       412,396
MISCELLANEOUS                           551,735       591,011       637,361       688,789
                                     ----------    ----------    ----------    ----------
TOTAL REVENUES                       $6,314,102    $6,909,478    $7,657,824    $8,513,121

OPERATING EXPENSES:
OPERATIONS                           $1,089,676    $1,174,505    $1,272,220    $1,378,892
GENERAL & ADMINISTRATIVE                605,114       641,163       681,346       724,888
SALES & MARKETING                       378,166       414,790       464,546       517,849
PROGRAMMING                           1,124,283     1,195,400     1,312,422     1,458,441
                                     ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES             $3,197,239    $3,425,857    $3,730,534    $4,080,071

OPERATING INCOME                     $3,116,863    $3,483,621    $3,927,290    $4,433,050

OPERATING MARGIN                           49.4%         50.4%         51.3%         52.1%

TOTAL REVENUE/BASIC SUB/MONTH            $33.21        $35.41        $38.23        $41.41
CASH FLOW/BASIC SUB/MONTH                $16.40        $17.85        $19.61        $21.57

OPERATIONS % OF REVENUE                      17%           17%           17%           16%
G & A PERCENTAGE OF REVENUE                  10%            9%            9%            9%
SALES & MARKETING % OF REVENUE                6%            6%            6%            6%
PROGRAMMING % OF REVENUE                     18%           17%           17%           17%


  YEAR ENDING DECEMBER 31,                 2000          2001          2002         TOTAL
                                           ----          ----          ----         -----
REVENUES:
BASIC                                $3,860,726    $4,076,727    $4,304,538   $25,701,656
EXPANDED BASIC                        1,670,293     1,763,743     1,862,302    11,125,308
NEW PRODUCT TIER #1                     433,635       457,896       483,484     2,596,582
NEW PRODUCT TIER #2                     410,959       466,124       492,171     1,944,613
NEW PRODUCT TIER #3                     410,959       466,124       492,171     1,944,613
PAY TV                                  435,751       465,902       482,385     2,783,240
PAY PER VIEW                            255,867       347,428       436,235     1,406,016
CONVERTER RENTAL                        387,986       430,901       477,374     2,430,311
INSTALLATIONS                           154,034       162,598       171,628     1,028,966
COMMERCIAL                              121,279       124,917       128,664       825,665
ADVERTISING                             461,884       512,691       563,960     2,911,993
MISCELLANEOUS                           739,544       786,200       831,349     4,825,988
                                     ----------    ----------    ----------   -----------
TOTAL REVENUES                       $9,342,916   $10,061,251   $10,726,262   $59,524,954

OPERATING EXPENSES:
OPERATIONS                           $1,488,428    $1,594,512    $1,702,000    $9,700,232
GENERAL & ADMINISTRATIVE                769,189       812,710       856,817     5,091,227
SALES & MARKETING                       574,353       619,666       666,234     3,635,604
PROGRAMMING                           1,621,603     1,765,021     1,899,686    10,376,855
                                     ----------    ----------    ----------   -----------
TOTAL OPERATING EXPENSES             $4,453,572    $4,791,909    $5,124,737   $28,803,918

OPERATING INCOME                     $4,889,344    $5,269,342    $5,601,525   $30,721,035

OPERATING MARGIN                           52.3%         52.4%         52.2%

TOTAL REVENUE/BASIC SUB/MONTH            $44.31        $46.54        $48.40
CASH FLOW/BASIC SUB/MONTH                $23.19        $24.38        $25.28

OPERATIONS % OF REVENUE                      16%           16%           16%
G & A PERCENTAGE OF REVENUE                   8%            8%            8%
SALES & MARKETING % OF REVENUE                6%            6%            6%
PROGRAMMING % OF REVENUE                     17%           18%           18%

     FALCON CABLE SYSTEMS CO.                                          EXHIBIT H
 SAN LUIS OBISPO REGION - CALIF.
     AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                 1996          1997          1998          1999
                                           ----          ----          ----          ----
ASSUMPTIONS AND INPUTS:
- ----------------------
BV OF EXISTING PLANT                $10,335,746
ADDITIONAL MILES OF PLANT                  20.0          20.0          21.0          21.0
AERIAL PLANT PER MILE                   $11,000       $11,220       $11,444       $11,673
UNDERGROUND PLANT PER MILE              $18,000       $18,360       $18,727       $19,102
PERCENTAGE OF PLANT AERIAL                   90%           90%           90%           90%
PERCENTAGE OF PLANT UNDERGROUND              10%           10%           10%           10%
AVERAGE COST PER CONVERTER                 $110          $112          $114          $117
PERCENTAGE CONVERTER USE                     43%           48%           53%           56%
PERCENTAGE REPLACEMENT                        5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER            $57           $58           $60           $61
MISC. CAPITAL PER SUBSCRIBER                 $5            $5            $5            $5
INFLATION FACTOR FOR CAPITALS                 2%            2%            2%            2%

ANNUAL COSTS:
- -------------                                                        22,596
PLANT ADDITIONS - AERIAL               $198,000      $201,960      $216,299      $220,625
                                         36,000        36,720        39,327        40,114
PLANT REBUILD/UPGRADE/INCL. HDND.        20,853        22,311     1,483,900     1,543,300
AVERAGE COST OF NEW CONVERTERS           19,802        23,059        26,564        29,295
CONVERTER REPLACEMENT                    37,349        43,608        50,369        55,692
INSTALLATION COSTS                      327,706       343,055       359,099       375,870
MISC. CAPITAL EXPENDITURES               79,211        82,934        86,827        90,895
                                       --------      --------    ----------    ----------
TOTAL CAPITAL EXPENDITURES             $718,921      $753,647    $2,262,385    $2,355,791

  AS A % OF OPERATING INCOME               23.1%         21.6%         57.6%         53.1%

CAPITAL EXPENDITURES
- --------------------
  YEAR ENDING DECEMBER 31,                        2000          2001          2002         TOTAL
                                                  ----          ----          ----         -----

ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                         22.0          22.0          23.0
AERIAL PLANT PER MILE                          $11,907       $12,145       $12,388
UNDERGROUND PLANT PER MILE                     $19,484       $19,873       $20,271
PERCENTAGE OF PLANT AERIAL                          90%           90%           90%
PERCENTAGE OF PLANT UNDERGROUND                     10%           10%           10%
AVERAGE COST PER CONVERTER                        $119          $121          $124
PERCENTAGE CONVERTER USE                            59%           62%           65%
PERCENTAGE REPLACEMENT                               5%            5%            5%
INSTALLATION COST PER SUBSCRIBER                   $62           $63           $64
MISC. CAPITAL PER SUBSCRIBER                        $5            $6            $6
INFLATION FACTOR FOR CAPITALS                        2%            2%            2%          115%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                      $235,754      $240,469      $256,427    $1,569,534
                - UNDERGROUND                   42,864        43,722        46,623       285,370
PLANT REBUILD/UPGRADE/INCL. HDND.            1,604,900        28,880        30,721     4,734,865
AVERAGE COST OF NEW CONVERTERS                  30,977        33,940        37,099       200,736
CONVERTER REPLACEMENT                           61,399        67,448        73,917       389,783
INSTALLATION COSTS                             392,314       410,181       428,834     2,637,059
MISC. CAPITAL EXPENDITURES                      95,101        99,447       103,985       638,401
                                            ----------      --------     ---------   -----------
TOTAL CAPITAL EXPENDITURES                  $2,463,310      $924,086      $977,606   $10,455,747

  AS A % OF OPERATING INCOME                      50.4%         17.5%         17.5%

  FALCON CABLE SYSTEMS CO.                                             EXHIBIT I
SAN LUIS OBISPO REGION - CALIF.
   AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                    YEAR 1        YEAR 2        YEAR 3        YEAR 4
                                    ------        ------        ------        ------
ESTIMATED DEPRECIATION RATES          14.3%         24.5%         17.5%         12.5%

DEPRECIATION - BEG. & ADTNS.          1996          1997          1998          1999
                                      ----          ----          ----          ----

               YEAR 1           $1,579,712    $2,707,288    $1,933,461    $1,380,728
               YEAR 2                            107,696       184,568       131,813
               YEAR 3                                          323,295       554,058
               YEAR 4                                                        336,643
               YEAR 5
               YEAR 6
               YEAR 7
                                ----------    ----------    ----------    ----------
TOTAL DEPRECIATION              $1,579,712    $2,814,984    $2,441,324    $2,403,242


                                     YEAR 5        YEAR 6        YEAR 7
                                     ------        ------        ------
ESTIMATED DEPRECIATION RATES           8.9%          8.9%          8.9%

DEPRECIATION - BEG. & ADTNS.          2000          2001          2002         TOTAL
                                      ----          ----          ----         -----

               YEAR 1             $987,182      $986,076      $987,182   $10,561,629
               YEAR 2               94,130        67,301        67,225       652,733
               YEAR 3              395,691       282,572       202,031     1,757,647
               YEAR 4              576,933       412,028       294,238     1,619,842
               YEAR 5              352,007       603,265       430,833     1,386,104
               YEAR 6                            132,052       226,309       358,360
               YEAR 7                                          139,700       139,700
                                ----------    ----------    ----------   -----------
TOTAL DEPRECIATION              $2,405,944    $2,483,293    $2,347,518   $16,476,017

      FALCON CABLE SYSTEMS CO.                                         EXHIBIT J
     SAN LUIS OBISPO REGION - CALIF.
         AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
REMAINING LIFE OF FRANCHISES (YEARS)                                             7
AVERAGE SUBSCRIBER LIFE (YEARS)                                                  8
INCOME TAX RATE                                                                 34%
CAPITAL GAIN RATE                                                               34%
NET FMV OF EXISTING ASSETS                                             $10,335,746
SUBSCRIBERS IN FRANCHISES                                                      100%


                                                                 LOW          HIGH
                                                            ANALYSIS      ANALYSIS
                                                            --------      --------
DEBT PERCENTAGE                                                   50%           50%
EQUITY PERCENTAGE                                                 50%           50%
RESIDUAL MULTIPLE (ROE & ROI)                                      9             9
MULT OF PAST YEAR'S OPERATING INCOME                            10.5          11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                        10.0          11.0
MULT OF NEXT YEAR'S OPERATING INCOME                             9.5          10.5
TARGET RETURN ON EQUITY                                         14.0%         12.0%
TARGET RETURN ON INVESTMENT                                     16.6%         15.1%

                                       TULARE, CA

  FALCON CABLE SYSTEMS CO.                                             EXHIBIT A
 TULARE REGION - CALIFORNIA
  AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                       LOW          HIGH
                                                                       ---          ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (12/31/95)                      $3,177,814    $3,177,814
        VALUATION MULTIPLE                                                10.5          11.5
                                                                   -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                $33,367,047   $36,544,861
                                                                   -----------   -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                            $6,512,501    $6,512,501
            OPERATING MARGIN, PER BOOKS (12/31/95)                        48.9%         48.9%
                                                                    ----------    ----------
        "RUNNING RATE" OPERATING INCOME                              3,186,241     3,186,241
            VALUATION MULTIPLE                                            10.0          11.0
                                                                   -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                $31,862,412   $35,048,654
                                                                   -----------   -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                            $3,329,175    $3,329,175
        VALUATION MULTIPLE                                                 9.5          10.5
                                                                   -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                $31,627,158   $34,956,333
                                                                   -----------   -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                           14.0%         12.0%
        ESTIMATED FAIR MARKET VALUE                                $29,943,941   $32,317,838
                                                                   -----------   -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                          16.6%         15.1%
        ESTIMATED FAIR MARKET VALUE                                $29,567,487   $31,820,292
                                                                   -----------   -----------

SUMMARY OF VALUES
- -----------------

I.     MULTIPLE OF PAST YEAR'S OPERATING INCOME                    $33,367,047   $36,544,861
II.    MULTIPLE OF "RUNNING RATE" OPERATING INCOME                  31,862,412    35,048,654
III.   MULTIPLE OF NEXT YEAR'S OPERATING INCOME                     31,627,158    34,956,333
IV.    DISCOUNTED CASH FLOW RETURN ON EQUITY                        29,943,941    32,317,838
V.     DISCOUNTED CASH FLOW RETURN ON INVESTMENT                    29,567,487    31,820,292
                                                                   -----------   -----------
RANGE OF ESTIMATED FAIR MARKET VALUES                              $30,627,000   $33,317,000

ESTIMATED FAIR MARKET VALUE                                               $31,972,000
                                                                          -----------

   FALCON CABLE SYSTEMS CO.                                            EXHIBIT B
TULARE REGION - CALIFORNIA                                          LOW ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,              1996         1997         1998         1999
                                        ----         ----         ----         ----
REVENUES                          $7,024,036   $7,507,378   $8,090,912   $8,763,382
OPERATING EXPENSES                 3,694,862    3,916,217    4,184,220    4,497,296
                                  ----------   ----------   ----------   ----------
OPERATING INCOME                  $3,329,175   $3,591,161   $3,906,692   $4,266,086
   OPERATING MARGIN                     0.47         0.48         0.48         0.49
PARENT SERVICES/MGT FEE (5%)         351,202      375,369      404,546      438,169
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467      999,467
SUBSCRIBER LIST (8)                  345,200      345,200      345,200      345,200
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,593,755    2,846,354    2,265,099    1,856,452
INTEREST                           1,465,442    1,465,442    1,465,442    1,373,492
                                  ----------   ----------   ----------   ----------
PRE-TAX INCOME                   ($1,425,891) ($2,440,670) ($1,573,061)   ($746,693)
INCOME TAX (EXPENSE)/BENEFIT         484,803      829,828      534,841      253,078
                                  ----------   ----------   ----------   ----------
NET INCOME                         ($941,088) ($1,610,842) ($1,038,221)   ($492,818)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                   ($1,425,891) ($2,440,670) ($1,573,061)   ($746,693)
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467      999,467
SUBSCRIBER LIST (8)                  345,200      345,200      345,200      345,200
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,593,755    2,846,354    2,265,099    1,856,452
EQUITY                            14,654,415
DEBT                              14,654,415            0            0            0
                                  ----------   ----------   ----------   ----------
RESIDUAL VALUE IN YEAR 7

TOTAL SOURCES OF CASH            $30,821,381   $1,750,351   $2,036,705   $2,454,425

USES OF CASH -
PURCHASE PRICE - CURRENT         $29,943,941
CAPITAL EXPENDITURES                 777,146      804,754      821,315      850,650
DEBT RETIREMENT                            0            0      919,497    1,011,447
TAXES PAID ON NET INCOME                   0            0            0            0
TAXES PAID ON SALE (RESIDUAL)
                                  ----------   ----------   ----------   ----------
TOTAL USES OF CASH               $30,721,087     $804,754   $1,740,812   $1,862,097

ANNUAL CASH INCREASE/(DECREASE)     $100,274     $945,597     $295,893     $592,328
CUMULATIVE CASH                      100,274    1,045,871    1,341,764    1,934,091

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,              2000         2001         2002        TOTAL
                                        ----         ----         ----        -----
REVENUES                          $9,492,062  $10,237,240  $11,002,417  $62,117,428
OPERATING EXPENSES                 4,865,030    5,221,361    5,578,828   31,957,815
                                  ----------   ----------   ----------  -----------
OPERATING INCOME                  $4,627,032   $5,015,879   $5,423,588  $30,159,613
   OPERATING MARGIN                     0.49         0.49         0.49
PARENT SERVICES/MGT FEE (5%)         474,603      511,862      550,121    3,105,871
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467    6,996,267
SUBSCRIBER LIST (8)                  345,200      345,200      345,200    2,416,400
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,576,694    1,668,575    1,765,768   13,572,698
INTEREST                           1,272,347    1,161,088    1,038,703    9,241,954
                                  ----------   ----------   ----------  -----------
PRE-TAX INCOME                      ($41,279)    $329,687     $724,330  ($5,173,578)
INCOME TAX (EXPENSE)/BENEFIT          14,035     (112,094)    (246,272)   1,759,016
                                  ----------   ----------   ----------  -----------
NET INCOME                          ($27,244)    $217,594     $478,058  ($3,414,561)

SOURCES AND USES OF CASH

SOURCES OF CASH -
PRE TAX INCOME                      ($41,279)    $329,687     $724,390  ($5,173,578)
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467    6,996,267
SUBSCRIBER LIST (8)                  345,200      345,200      345,200    2,416,400
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,576,694    1,668,575    1,765,768   13,572,698
EQUITY                                                                   14,654,415
DEBT                                       0            0            0   14,654,415
RESIDUAL VALUE IN YEAR 7                                    48,812,296   48,812,296
                                  ----------   ----------   ----------  -----------
TOTAL SOURCES OF CASH             $2,880,082   $3,342,929  $52,647,061  $95,932,914

USES OF CASH -
PURCHASE PRICE - CURRENT                                                $29,943,941
CAPITAL EXPENDITURES                 897,487      914,713      961,883    6,027,949
DEBT RETIREMENT                    1,112,591    1,223,851   10,387,029   14,654,415
TAXES PAID ON NET INCOME                   0            0            0            0
TAXES PAID ON SALE (RESIDUAL)                               10,421,746   10,421,746
                                  ----------   ----------   ----------  -----------
TOTAL USES OF CASH                $2,010,078   $2,138,564  $21,770,658  $81,048,051

ANNUAL CASH INCREASE/(DECREASE)     $870,003   $1,204,365  $30,876,403  $34,884,883
CUMULATIVE CASH                    2,804,095    4,008,460   34,884,863

   FALCON CABLE SYSTEMS CO.                                            EXHIBIT B
TULARE REGION - CALIFORNIA                                         HIGH ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,              1996         1997         1998         1999
                                        ----         ----         ----         ----
REVENUES                          $7,024,036   $7,507,378   $8,090,912   $8,763,382
OPERATING EXPENSES                 3,694,862    3,916,217    4,184,220    4,497,296
                                  ----------   ----------   ----------   ----------
OPERATING INCOME                  $3,329,175   $3,591,161   $3,906,692   $4,266,086
   OPERATING MARGIN                     0.47         0.48         0.48         0.49
PARENT SERVICES/MGT FEE (5%)         351,202      375,369      404,546      438,169
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467      999,467
SUBSCRIBER LIST (8)                  345,200      345,200      345,200      345,200
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,593,755    2,846,354    2,265,099    1,856,452
INTEREST                           1,590,393    1,590,393    1,590,393    1,490,603
                                  ----------   ----------   ----------   ----------
PRE-TAX INCOME                   ($1,550,842) ($2,565,622) ($1,698,013)   ($863,805)
INCOME TAX (EXPENSE)/BENEFIT         527,286      872,311      577,324      293,694
                                  ----------   ----------   ----------   ----------
NET INCOME                       ($1,023,556) ($1,693,310) ($1,120,689)   ($570,111)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                   ($1,550,842) ($2,565,622) ($1,698,013)   ($863,805)
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467      999,467
SUBSCRIBER LIST (8)                  345,200      345,200      345,200      345,200
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,593,755    2,846,354    2,265,099    1,856,452
EQUITY                            15,903,931
DEBT                              15,903,931            0            0            0
                                  ----------   ----------   ----------   ----------
RESIDUAL VALUE IN YEAR 7

TOTAL SOURCES OF CASH            $33,195,442   $1,625,399   $1,911,753   $2,337,313

USES OF CASH -
PURCHASE PRICE - CURRENT         $32,317,838
CAPITAL EXPENDITURES                 777,146      804,754      821,315      850,650
DEBT RETIREMENT                            0            0      997,898    1,097,688
TAXES PAID ON NET INCOME                   0            0            0            0
TAXES PAID ON SALE (RESIDUAL)
                                  ----------   ----------   ----------   ----------
TOTAL USES OF CASH               $33,094,984     $804,754   $1,819,213   $1,948,339

ANNUAL CASH INCREASE/(DECREASE)     $100,458     $820,645      $92,540     $388,975
CUMULATIVE CASH                      100,458      921,103    1,013,643    1,402,618

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,              2000         2001         2002        TOTAL
                                        ----         ----         ----        -----
REVENUES                          $9,492,062  $10,237,240  $11,002,417  $62,117,428
OPERATING EXPENSES                 4,865,030    5,221,361    5,578,828   31,957,815
                                  ----------   ----------   ----------   ----------
OPERATING INCOME                  $4,627,032   $5,015,879   $5,423,588  $30,159,613
   OPERATING MARGIN                     0.49         0.49         0.49
PARENT SERVICES/MGT FEE (5%)         474,603      511,862      550,121    3,105,871
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467    6,996,267
SUBSCRIBER LIST (8)                  345,200      345,200      345,200    2,416,400
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,576,694    1,668,575    1,765,768   13,572,698
INTEREST                           1,380,834    1,260,089    1,127,268   10,029,974
                                  ----------   ----------   ----------   ----------
PRE-TAX INCOME                     ($149,767)    $230,687     $635,764  ($5,961,598)
INCOME TAX (EXPENSE)/BENEFIT          50,921      (78,433)    (216,160)   2,026,943
                                  ----------   ----------   ----------   ----------
NET INCOME                          ($98,846)    $152,253     $419,604  ($3,934,654)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                     ($149,767)    $230,687     $635,764  ($5,961,598)
FRANCHISE AMORTIZATION (15)          999,467      999,467      999,467    6,996,267
SUBSCRIBER LIST (8)                  345,200      345,200      345,200    2,416,400
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,576,694    1,668,575    1,765,768   13,572,698
EQUITY                                                                   15,903,931
DEBT                                       0            0            0   15,903,931
RESIDUAL VALUE IN YEAR 7                                    48,812,296   48,812,296
                                  ----------   ----------   ----------   ----------
TOTAL SOURCES OF CASH             $2,771,595   $3,243,928  $52,558,496  $97,643,926

USES OF CASH -
PURCHASE PRICE - CURRENT                                                $32,317,838
CAPITAL EXPENDITURES                 897,487      914,713      961,883    6,027,949
DEBT RETIREMENT                    1,207,457    1,328,203   11,272,685   15,903,931
TAXES PAID ON NET INCOME                   0            0            0            0
TAXES PAID ON SALE (RESIDUAL)                                9,346,694    9,346,694
                                  ----------   ----------   ----------   ----------
TOTAL USES OF CASH                $2,104,944   $2,242,916  $21,581,262  $63,596,413

ANNUAL CASH INCREASE/(DECREASE)     $666,650   $1,001,012  $30,977,233  $34,047,514
CUMULATIVE CASH                    2,069,268    3,070,280   34,047,514

   FALCON CABLE SYSTEMS CO.
TULARE REGION - CALIFORNIA                                            EXHIBIT C
   AS OF DECEMBER 31, 1995                                         LOW ANALYSIS


RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS    $29,308,830
YEAR 1 DEBT REQUIREMENTS           14,654,415
YEAR 1 EQUITY REQUIREMENTS         14,654,415

FINANCING AVAILABLE               $20,655,791 $21,639,635  $23,342,549  $25,393,496 $27,729,557 $30,075,709  $32,603,213
UNUSED LEVERAGE                     6,001,376   6,985,219    9,607,631   12,670,025  16,118,677  19,688,680   23,562,420

SENIOR DEBT:                             1996        1997         1998         1999        2000        2001         2002       TOTAL
                                         ----        ----         ----         ----        ----        ----         ----       -----
BEGINNING DEBT                             $0 $14,654,415  $14,654,415  $13,734,918 $12,723,471 $11,610,880  $10,387,029
DEBT ADDED                         14,654,415           0            0            0           0           0            0  14,654,415
TOTAL ANNUAL PAYMENTS               1,465,442   1,465,442    2,384,939    2,384,939   2,384,939   2,384,939    2,384,939  14,855,576
INTEREST                            1,465,442   1,465,442    1,465,442    1,373,492   1,272,347   1,161,088    1,038,703   9,241,954
PRINCIPAL REPAYMENT                         0           0      919,497    1,011,447   1,112,591   1,223,851    1,346,236   5,613,622
ENDING BALANCE                     14,654,415  14,654,415   13,734,918   12,723,471  11,610,880  10,387,029    9,040,794

LINE OF CREDIT:

BEGINNING DEBT                             $0          $0           $0           $0          $0          $0           $0          $0
BORROWINGS                                  0           0            0            0           0           0            0           0
PRINCIPAL PAYMENTS                          0           0            0            0           0           0            0           0
INTEREST                                    0           0            0            0           0           0            0           0

SENIOR DEBT COVERAGE                      4.4         4.1          3.5          3.0         2.5         2.1          1.7
LOC DEBT COVERAGE                         0.0         0.0          0.0          0.0         0.0         0.0          0.0
TOTAL DEBT COVERAGE                       4.4         4.1          3.5          3.0         2.5         2.1          1.7

    FALCON CABLE SYSTEMS CO.                                           EXHIBIT C
   TULARE REGION - CALIFORNIA                                      HIGH ANALYSIS
    AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------
TOTAL YEAR 1 CASH REQUIREMENTS   $31,807,863
YEAR 1 DEBT REQUIREMENTS          15,903,931
YEAR 1 EQUITY REQUIREMENTS        15,903,931

FINANCING AVAILABLE              $23,833,605  $24,968,809  $26,933,710  $29,300,188
UNUSED LEVERAGE                    7,929,674    9,064,878   12,027,677   15,491,843

SENIOR:                                 1996         1997         1998         1999
                                        ----         ----         ----         ----
BEGINNING DEBT                            $0  $15,903,931  $15,903,931  $14,906,033
DEBT ADDED                        15,903,931            0            0            0
TOTAL ANNUAL PAYMENTS              1,590,393    1,590,393    2,588,292    2,588,292
INTEREST                           1,590,393    1,590,393    1,590,393    1,490,603
PRINCIPAL REPAYMENT                        0            0      997,898    1,097,688
ENDING BALANCE                    15,903,931   15,903,931   14,906,033   13,808,345

LINE OF CREDIT:

BEGINNING DEBT                            $0           $0           $0           $0
BORROWINGS                                 0            0            0            0
PRINCIPAL PAYMENTS                         0            0            0            0
INTEREST                                   0            0            0            0

SENIOR DEBT COVERAGE                     4.8          4.4          3.8          3.2
LOC DEBT COVERAGE                        0.0          0.0          0.0          0.0
TOTAL DEBT COVERAGE                      4.8          4.4          3.8          3.2


DEBT AMORTIZATION - HIGH VALUE
- ------------------------------
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE              $31,995,643  $34,702,741  $37,619,092
UNUSED LEVERAGE                   19,394,755   23,430,056   27,807,431

SENIOR:                                 2000         2001         2002       TOTAL
                                        ----         ----         ----       -----
BEGINNING DEBT                   $13,808,345  $12,600,888  $11,272,685
DEBT ADDED                                 0            0            0 $15,903,931
TOTAL ANNUAL PAYMENTS              2,588,292    2,588,292    2,588,292  16,122,244
INTEREST                           1,380,834    1,260,089    1,127,268  10,029,974
PRINCIPAL REPAYMENT                1,207,457    1,328,203    1,461,023   6,092,270
ENDING BALANCE                    12,600,888   11,272,685    9,811,662

LINE OF CREDIT:

BEGINNING DEBT                            $0           $0           $0          $0
BORROWINGS                                 0            0            0           0
PRINCIPAL PAYMENTS                         0            0            0           0
INTEREST                                   0            0            0           0

SENIOR DEBT COVERAGE                     2.7          2.2          1.8
LOC DEBT COVERAGE                        0.0          0.0          0.0
TOTAL DEBT COVERAGE                      2.7          2.2          1.8

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT D
   TULARE REGION - CALIFORNIA
      AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,           1996        1997         1998        1999       2000          2001         2002        TOTAL
                                     ----        ----         ----        ----       ----          ----         ----        -----
REVENUES                       $7,024,036  $7,507,378   $8,090,912  $8,763,382  $9,492,062  $10,237,240  $11,002,417  $62,117,428
OPERATING EXPENSES              3,694,862   3,916,217    4,184,220   4,497,296   4,865,030    5,221,361    5,578,828   31,957,815
                               ----------  ---------    ---------   ----------  ---------    ----------  -----------  -----------
OPERATING INCOME                3,329,175   3,591,161    3,906,692   4,266,086   4,627,032    5,015,879    5,423,588   30,159,613
  PLUS: RESIDUAL VALUE                                                                                    48,812,296   48,812,296
  LESS: CAPITAL EXPENDITURES      777,146     804,754      821,315     850,650     897,487      914,713      961,883    6,027,949
                               ----------  ---------    ---------   ----------  ---------    ----------  -----------  -----------
TOTAL CASH FLOW                $2,552,029  $2,786,407   $3,085,377  $3,415,435  $3,729,545   $4,101,166  $53,274,001  $72,943,960


NET PRESENT VALUE @ 16.6%     $29,587,487
                              -----------

NET PRESENT VALUE @ 15.1%     $31,820,292
                              -----------

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT E
TULARE REGION - CALIFORNIA
    AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,              1996       1997       1998       1999       2000       2001       2002
                                        ----       ----       ----       ----       ----       ----       ----
BEGINNING MILES                        675.9
MILES ADDED                             14.2       13.4       12.5       11.5       11.8       10.7       10.9
CUMULATIVE MILES                       690.0      703.4      716.0      727.5      739.3      750.0      761.0
DENSITY OF ADDITIONAL PLANT               87         87         87         87         87         87         87

HOMES PASSED - BEGINNING              41,053
  NEW HOMES & EXTENSIONS               1,232      1,163      1,086      1,002      1,025        931        950
HOMES PASSED - ENDING                 42,285     43,447     44,534     45,536     46,560     47,491     48,441
GROWTH IN HOMES                          3.0%       2.8%       2.5%       2.3%       2.3%       2.0%       2.0%

BASIC -  BEGINNING SUBSCRIBERS        15,249     15,706     16,247     16,765     17,369     17,993     18,590
         AVERAGE SUBSCRIBERS          15,478     15,977     16,506     17,067     17,681     18,292     18,897
         ENDING SUBSCRIBERS           15,706     16,247     16,765     17,369     17,993     18,590     19,204
         PENETRATION                    37.1%      37.4%      37.6%      38.1%      38.6%      39.1%      39.6%

EXPANDED BASIC - BEGINNING            14,787     15,231     15,755     16,257     16,843     17,448     18,027
         AVERAGE SUBSCRIBERS          15,009     15,493     16,006     16,550     17,146     17,737     18,325
         ENDING SUBSCRIBERS           15,231     15,755     16,257     16,843     17,448     18,027     18,623
         PENETRATION                    97.0%      97.0%      97.0%      97.0%      97.0%      97.0%      97.0%

NEW PRODUCT TIER #1 - BEGINNING        7,001      7,368      7,865      8,451      8,756      9,070      9,372
         AVERAGE SUBSCRIBERS           7,185      7,617      8,158      8,604      8,913      9,221      9,526
         ENDING SUBSCRIBERS            7,368      7,865      8,451      8,756      9,070      9,372      9,681
         PENETRATION                    46.9%      48.4%      50.4%      50.4%      50.4%      50.4%      50.4%

NEW PRODUCT TIER #2 - BEGINNING            0          0          0          0          0          0          0
         AVERAGE SUBSCRIBERS               0          0          0          0          0          0          0
         ENDING SUBSCRIBERS                0          0          0          0          0          0          0
         PENETRATION                     0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%

PAY TV - BEGINNING UNITS               7,110      7,009      7,332      7,817      8,403      9,019      9,319
         AVERAGE UNITS                 7,060      7,170      7,574      8,110      8,711      9,169      9,472
         ENDING UNITS                  7,009      7,332      7,817      8,403      9,019      9,319      9,626
         PENETRATION                    44.6%      45.1%      46.6%      48.4%      50.1%      50.1%      50.1%

PAY PER VIEW - BEGINNING UNITS/MO        451        550        846      1,394      2,037      2,711      3,218
         AVERAGE UNITS                   501        698      1,120      1,716      2,374      2,964      3,495
         ENDING UNITS                    550        846      1,394      2,037      2,711      3,218      3,772
         AVERAGE BUY RATE/MO             6.8%       9.8%      14.8%      19.8%      24.8%      27.8%      30.8%

CONVERTER RENTALS - BEG.               8,791      9,133      9,610     10,168     10,795     11,452     12,112
         AVERAGE SUBSCRIBERS           8,962      9,372      9,889     10,481     11,124     11,782     12,408
         ENDING SUBSCRIBERS            9,133      9,610     10,168     10,795     11,452     12,112     12,704
         PENETRATION                    58.1%      59.1%      60.6%      62.1%      63.6%      65.1%      66.1%

ADDRESSABLE HOMES                      7,830      8,143      8,667      9,446     10,308     10,948     11,591
         AVERAGE HOMES                 7,987      8,405      9,057      9,877     10,628     11,269     11,926
         ENDING HOMES                  8,143      8,667      9,446     10,308     10,948     11,591     12,262
         PENETRATION                    51.8%      53.3%      56.3%      59.3%      60.8%      62.3%      63.8%

BASIC CHURN RATE                          38%        38%        38%        38%        38%        38%        38%

         FALCON CABLE SYSTEMS CO.                                     EXHIBIT F
       TULARE REGION - CALIFORNIA
         AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                  RUNNING RATES
                                     AS OF              AVERAGE RATES
CURRENT RATES                     DECEMBER 1995           FOR 1996
- -------------                     --------------          --------
BASIC                                 $16.23                $17.56
EXPANDED BASIC                         $5.00                 $5.84
NEW PRODUCT TIER #1                    $5.95                 $6.43
NEW PRODUCT TIER #2                    N/A                   N/A
PAY                                    $6.15                 $6.15
PAY PER VIEW                          $16.20                $12.96
CONVERTER RENTALS                      $3.38                 $3.45
INSTALLATIONS-NEW                     $50.00                $50.00
INSTALLATIONS-CHURN                   $25.00                $25.00


  YEAR ENDING DECEMBER 31,              1996       1997       1998     1999     2000     2001     2002
                                        ----       ----       ----     ----     ----     ----     ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                      8%         3%         3%       3%       3%       3%       3%
EXPANDED BASIC                            17%         3%         3%       3%       3%       3%       3%
NEW PRODUCT TIER #1                        8%         3%         3%       3%       3%       3%       3%
NEW PRODUCT TIER #2                        0%         3%         3%       3%       3%       3%       3%
PAY                                        0%         1%         1%       1%       1%       1%       1%
PAY PER VIEW                             -20%       -15%       -10%       3%       3%       3%       3%
CONVERTER RENTALS                          2%         3%         3%       3%       3%       3%       3%
INSTALLATIONS-NEW                          0%         3%         3%       3%       3%       3%       3%
INSTALLATIONS-CHURN                        0%         3%         3%       3%       3%       3%       3%

AVERAGE RATES
- -------------
BASIC                                 $17.56     $18.05     $18.59   $19.15   $19.72   $20.31   $20.92
EXPANDED BASIC                          5.84       6.02       6.20     6.38     6.58     6.77     6.98
NEW PRODUCT TIER #1                     6.43       6.62       6.82     7.02     7.23     7.45     7.67
NEW PRODUCT TIER #2                     0.00       0.00       0.00     0.00     0.00     0.00     0.00
PAY                                     6.15       6.21       6.27     6.34     6.40     6.46     6.53
PAY PER VIEW                           12.96      11.02       9.91    10.21    10.52    10.83    11.16
CONVERTERS RENTALS                      3.45       3.55       3.66     3.77     3.88     4.00     4.12
INSTALLATIONS-NEW                      50.00      51.50      53.05    54.64    56.28    57.96    59.70
INSTALLATIONS-CHURN                    25.00      25.75      26.52    27.32    28.14    28.98    29.85

     FALCON CABLE SYSTEMS CO.                                          EXHIBIT G
    TULARE REGION - CALIFORNIA
     AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                1996         1997         1998         1999
                                          ----         ----         ----         ----
BASIC                               $3,260,966   $3,460,351   $3,682,180   $3,921,595
EXPANDED BASIC                       1,052,315    1,118,829    1,190,553    1,267,962
NEW PRODUCT TIER #1                    554,015      604,962      667,414      724,965
NEW PRODUCT TIER #2                          0            0            0            0
PAY TV                                 521,082      534,554      570,299      616,726
PAY PER VIEW                            77,878       92,300      133,265      210,237
CONVERTER RENTALS                      370,856      399,436      434,124      473,939
INSTALLATIONS                          134,568      145,888      153,503      166,534
COMMERCIAL                              85,197       90,386       98,767      111,163
ADVERTISING                            300,695      353,316      406,314      463,198
MISCELLANEOUS                          666,465      707,355      754,493      807,064
                                    ----------   ----------   ----------   ----------
TOTAL REVENUES                      $7,024,036   $7,507,378   $8,090,912   $8,763,382

OPERATING EXPENSES:
OPERATIONS                          $1,475,220   $1,557,894   $1,648,920   $1,747,264
GENERAL & ADMINISTRATIVE               620,727      657,442      698,255      743,088
SALES & MARKETING                      404,874      450,171      496,661      546,832
PROGRAMMING                          1,194,041    1,250,710    1,340,385    1,460,112
                                    ----------   ----------   ----------   ----------
TOTAL OPERATING EXPENSES            $3,694,862   $3,916,217   $4,184,220   $4,497,296
                                    ----------   ----------   ----------   ----------
OPERATING INCOME                    $3,329,175   $3,591,161   $3,906,692   $4,266,086

OPERATING MARGIN                          47.4%        47.8%        48.3%        48.7%

TOTAL REVENUE/BASIC SUB/MONTH           $37.82       $39.16       $40.85       $42.79
CASH FLOW/BASIC SUB/MONTH               $17.92       $18.73       $19.72       $20.83

OPERATIONS % OF REVENUE                     21%          21%          20%          20%
G & A PERCENTAGE OF REVENUE                  9%           9%           9%           8%
SALES & MARKETING % OF REVENUE               6%           6%           6%           6%
PROGRAMMING % OF REVENUE                    17%          17%          17%          17%



  YEAR ENDING DECEMBER 31,                2000         2001         2002        TOTAL
                                          ----         ----         ----        -----
BASIC                               $4,184,616  $ 4,458,968  $ 4,744,809  $27,713,484
EXPANDED BASIC                       1,353,005    1,441,710    1,534,131    8,958,505
NEW PRODUCT TIER #1                    773,588      824,306      877,149    5,026,400
NEW PRODUCT TIER #2                          0            0            0            0
PAY TV                                 669,076      711,296      742,197    4,365,230
PAY PER VIEW                           299,629      385,363      467,950    1,666,620
CONVERTER RENTALS                      518,077      565,197      613,062    3,374,691
INSTALLATIONS                          177,567      186,991      198,830    1,163,881
COMMERCIAL                             128,869      153,876      189,248      857,507
ADVERTISING                            523,413      586,223      650,708    3,283,867
MISCELLANEOUS                          864,221      923,310      984,333    5,707,243
                                    ----------  -----------  -----------  -----------
TOTAL REVENUES                      $9,492,062  $10,237,240  $11,002,417  $62,117,428

OPERATING EXPENSES:
OPERATIONS                          $1,852,664   $1,959,850   $2,070,631  $12,312,443
GENERAL & ADMINISTRATIVE               791,897      842,437      894,806    5,248,652
SALES & MARKETING                      612,695      669,397      727,991    3,908,620
PROGRAMMING                          1,607,773    1,749,678    1,885,400   10,488,100
                                    ----------  -----------  -----------  -----------
TOTAL OPERATING EXPENSES            $4,865,030  $ 5,221,361  $ 5,578,828  $31,957,815
                                    ----------  -----------  -----------  -----------
OPERATING INCOME                    $4,627,032  $ 5,015,879  $ 5,423,588  $30,159,613

OPERATING MARGIN                          48.7%        49.0%        49.3%

TOTAL REVENUE/BASIC SUB/MONTH           $44.74       $46.64       $48.52
CASH FLOW/BASIC SUB/MONTH               $21.81       $22.85       $23.92

OPERATIONS % OF REVENUE                     20%          19%          19%
G & A PERCENTAGE OF REVENUE                  8%           8%           8%
SALES & MARKETING % OF REVENUE               6%           7%           7%
PROGRAMMING % OF REVENUE                    17%          17%          17%

     FALCON CABLE SYSTEMS CO.                                          EXHIBIT H
    TULARE REGION - CALIFORNIA
     AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

 YEAR ENDING DECEMBER 31,                    1996          1997          1998          1999
                                             ----          ----          ----          ----
ASSUMPTIONS AND INPUTS:
- -----------------------

BV OF EXISTING PLANT                  $10,375,794
ADDITIONAL MILES OF PLANT                    14.2          13.4          12.5          11.5
AERIAL PLANT PER MILE                     $11,000       $11,220       $11,444       $11,673
UNDERGROUND PLANT PER MILE                $16,000       $18,360       $18,727       $19,102
PERCENTAGE OF PLANT AERIAL                     10%           10%           10%           10%
PERCENTAGE OF PLANT UNDERGROUND                90%           90%           90%           90%
AVERAGE COST PER CONVERTER                   $110          $112          $114          $117
PERCENTAGE CONVERTER USE                       58%           59%           61%           62%
PERCENTAGE REPLACEMENT                          5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER              $55           $56           $57           $59
MISC. CAPITAL PER SUBSCRIBER                   $5            $5            $5            $5
INFLATION FACTOR FOR CAPITALS                   2%            2%            2%            2%

ANNUAL COSTS:
- -------------

PLANT ADDITIONS - AERIAL                  $15,612       $15,035       $14,325       $13,479
                - UNDERGROUND             229,924       221,428       210,971       198,513
PLANT REBUILD/UPGRADE/INCL. HE             34,468        35,696        37,325        38,749
AVERAGE COST OF NEW CONVERTERS             29,262        35,874        35,920        43,863
CONVERTER REPLACEMENT                      48,770        52,119        56,385        60,813
INSTALLATION COSTS                        341,721       362,920       360,525       404,655
MISC. CAPITAL EXPENDITURES                 77,389        81,481        85,883        90,558
                                         --------      --------      --------      --------
TOTAL CAPITAL EXPENDITURES               $777,146      $604,754      $621,315      $850,550

  AS A % OF OPERATING INCOME                 23.3%         22.4%         21.0%         19.9%




 YEAR ENDING DECEMBER 31,                    2000          2001          2002         TOTAL
                                             ----          ----          ----         -----
ASSUMPTIONS AND INPUTS:
- -----------------------

BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                    11.8          10.7          10.9
AERIAL PLANT PER MILE                     $11,907       $12,145       $12,388
UNDERGROUND PLANT PER MILE                $19,484       $19,873       $20,271
PERCENTAGE OF PLANT AERIAL                     10%           10%           10%
PERCENTAGE OF PLANT UNDERGROUND                90%           90%           90%
AVERAGE COST PER CONVERTER                   $119          $121          $124
PERCENTAGE CONVERTER USE                       64%           65%           66%
PERCENTAGE REPLACEMENT                          5%            5%            5%
INSTALLATION COST PER SUBSCRIBER              $60           $61           $62
MISC. CAPITAL PER SUBSCRIBER                   $5            $6            $6
INFLATION FACTOR FOR CAPITALS                   2%            2%            2%          115%

ANNUAL COSTS:
- -------------

PLANT ADDITIONS - AERIAL                  $14,058       $13,033       $13,559       $99,102
                - UNDERGROUND             207,039       191,939       199,694     1,459,509
PLANT REBUILD/UPGRADE/INCL. HE             40,161        41,629        43,078       271,307
AVERAGE COST OF NEW CONVERTERS             47,261        47,262        50,315       289,778
CONVERTER REPLACEMENT                      65,818        71,184        76,169       431,257
INSTALLATION COSTS                        427,455       448,689       472,660     2,838,626
MISC. CAPITAL EXPENDITURES                 95,694       100,977       106,407       638,369
                                         --------      --------      --------    ----------
TOTAL CAPITAL EXPENDITURES               $897,487      $914,713      $961,883    $6,027,949

  AS A % OF OPERATING INCOME                 19.4%         18.2%         17.7%

     FALCON CABLE SYSTEMS CO.                                          EXHIBIT I
    TULARE REGION - CALIFORNIA
     AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                     YEAR 1       YEAR 2       YEAR 3       YEAR 4      YEAR 5     YEAR 6      YEAR 7
                                     ------       ------       ------       ------      ------     ------      ------
ESTIMATED DEPRECIATION RATES           14.3%        24.5%        17.5%        12.5%        8.9%       8.9%        8.9%

DEPRECIATION - BEG. & ADTNS.           1996         1997         1998         1999        2000       2001         2002         TOTAL
                                       ----         ----         ----         ----        ----       ----         ----         -----
               YEAR 1            $1,593,755   $2,731,355   $1,950,649   $1,393,002    $995,958   $994,842     $995,956   $10,655,519
               YEAR 2                            114,999      197,084      140,751     100,514     71,665       71,784       696,998
               YEAR 3                                         117,366      201,140     143,646    102,582       73,343       638,079
               YEAR 4                                                      121,558     208,324    148,779      106,246       684,907
               YEAR 5                                                                  128,251    210,795      156,970       605,016
               YEAR 6                                                                             130,712      224,013       354,726
               YEAR 7                                                                                          137,453       137,453
                                 ----------   ----------   ----------   ----------  ----------  ----------  ----------   -----------

TOTAL DEPRECIATION               $1,593,755   $2,846,354   $2,265,099   $1,856,452  $1,576,694  $1,688,575  $1,765,768   $13,572,698

FALCON CABLE SYSTEMS CO.                        EXHIBIT J
TULARE REGION - CALIFORNIA
AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                            7
AVERAGE SUBSCRIBER LIFE (YEARS)                                 8
INCOME TAX RATE                                                34%
CAPITAL GAIN RATE                                              34%
NET FMV OF EXISTING ASSETS                            $10,375,794
SUBSCRIBERS IN FRANCHISES                                     100%


                                                LOW          HIGH
                                           ANALYSIS      ANALYSIS
                                           --------      --------
DEBT PERCENTAGE                                50%            50%
EQUITY PERCENTAGE                              50%            50%
RESIDUAL MULTIPLE (ROE & ROI)                   9              9
MULT OF PAST YEAR'S OPERATING INCOME         10.5           11.5
MULT OF CURRENT YEAR'S OPERATING INCOME      10.0           11.0
MULT OF NEXT YEAR'S OPERATING INCOME          9.5           10.5
TARGET RETURN ON EQUITY                      14.0%          12.0%
TARGET RETURN ON INVESTMENT                  16.6%          15.1%

                               CENTRAL REGION, OR

          FALCON CABLE SYSTEMS CO.                                   EXHIBIT A
          CENTRAL REGION - OREGON
          AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                   LOW           HIGH
                                                               -----------    -----------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)        $ 2,712,460    $ 2,712,460
        VALUATION MULTIPLE                                            10.5           11.5
                                                               -----------    -----------
        ESTIMATED FAIR MARKET VALUE                            $28,480,830    $31,193,290
                                                               -----------    -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                       $ 4,980,876   $  4,980,876
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)           55.1%          55.1%
                                                               -----------    -----------

        "RUNNING RATE" OPERATING INCOME                          2,743,218      2,743,218
            VALUATION MULTIPLE                                        10.0           11.0
                                                               -----------    -----------
        ESTIMATED FAIR MARKET VALUE                            $27,432,177    $30,175,395
                                                               -----------    -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                       $ 2,740,648    $ 2,740,648
        VALUATION MULTIPLE                                             9.5           10.5
                                                               -----------    -----------
        ESTIMATED FAIR MARKET VALUE                            $26,036,156    $28,776,804
                                                               -----------    -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                       14.0%          12.0%
        ESTIMATED FAIR MARKET VALUE                            $24,125,971    $26,253,741
                                                               -----------    -----------

V.  DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVESTMENT                                   16.6%          15.1%
        ESTIMATED FAIR MARKET VALUE                            $23,806,704    $25,813,664
                                                               -----------    -----------


SUMMARY OF VALUES
- -----------------

I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                 $28,480,830    $31,193,290
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME               27,432,177     30,175,395
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                  26,036,156     28,776,804
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                     24,125,971     26,253,741
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                 23,806,704     25,813,664

RANGE OF ESTIMATED FAIR MARKET VALUES                          $25,126,000    $27,462,000
                                                               -----------    -----------
ESTIMATED FAIR MARKET VALUE                                           $26,294,000
                                                                      -----------

 FALCON CABLE SYSTEMS CO.                                              EXHIBIT B
 CENTRAL REGION - OREGON                                            LOW ANALYSIS
 AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,               1996          1997           1998            1999           2000
                                         ----          ----           ----            ----           ----
REVENUES                          $ 5,505,473   $ 5,911,255    $ 6,465,718      $7,109,814     $7,658,421
OPERATING EXPENSES                  2,764,825     2,975,093      3,260,530       3,559,699      3,794,401
                                  -----------   -----------    -----------      ----------     ----------
OPERATING INCOME                  $ 2,740,648   $ 2,936,162    $ 3,205,188      $3,550,115     $3,864,020
   OPERATING MARGIN                      0.50          0.50           0.50            0.50           0.50
PARENT SERVICES/MGT FEE (5%)          275,274       295,563        323,286         355,491        382,921
FRANCHISE AMORTIZATION (15)           808,333       808,333        808,333         808,333        808,333
SUBSCRIBER LIST (8)                   287,000       287,000        287,000         287,000        287,000
NON-COMPETE COVENANTS (0)                   0             0              0               0              0
DEPRECIATION                        1,290,879     2,286,181      1,934,104       1,693,492      1,388,241
INTEREST                            1,171,388     1,171,388      1,171,388       1,097,889      1,017,040
                                  -----------   -----------    -----------      ----------     ----------
PRE-TAX INCOME                    ($1,092,227)  ($1,912,304)   ($1,318,923)      ($692,090)      ($19,515)
INCOME TAX (EXPENSE)/BENEFIT          371,357       650,183        448,434         235,311          6,635
                                  -----------   -----------    -----------      ----------     ----------
NET INCOME                          ($720,870)  ($1,262,120)     ($870,489)      ($456,779)      ($12,880)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                    ($1,092,227)  ($1,912,304)   ($1,318,923)      ($692,090)      ($19,515)
FRANCHISE AMORTIZATION (15)           808,333       808,333        808,333         808,333        808,333
SUBSCRIBER LIST (8)                   287,000       287,000        287,000         287,000        287,000
NON-COMPETE COVENANTS (0)                   0             0              0               0              0
DEPRECIATION                        1,290,879     2,286,181      1,934,104       1,693,492      1,388,241
EQUITY                             11,713,882
DEBT                               11,713,882             0              0               0              0
RESIDUAL VALUE IN YEAR 8
                                 ------------   -----------    -----------      ----------     ----------
TOTAL SOURCES OF CASH             $24,721,751   $ 1,469,211    $ 1,710,514      $2,096,735     $2,464,059

USES OF CASH -
PURCHASE PRICE - CURRENT          $24,125,971
CAPITAL EXPENDITURES                  495,521       517,076      1,592,176         593,800        651,350
DEBT RETIREMENT                             0             0        734,992         808,491        889,341
TAXES PAID ON NET INCOME                    0             0              0               0              0
TAXES PAID ON SALE (RESIDUAL)    ------------   -----------    -----------      ----------     ----------
TOTAL USES OF CASH                $24,621,492   $   517,076    $ 2,327,168      $1,402,291     $1,540,690

ANNUAL CASH INCREASE/(DECREASE)      $100,259   $   952,134      ($616,654)       $694,444       $923,369
CUMULATIVE CASH                       100,259     1,052,393        435,739       1,130,183      2,053,552


  YEAR ENDING DECEMBER 31,               2001          2002         2003             TOTAL
                                         ----          ----         ----             -----
REVENUES                           $8,161,506    $8,680,035    $ 9,218,457      $58,710,679
OPERATING EXPENSES                  4,047,030     4,304,682      4,570,306       29,276,566
                                   ----------    ----------    -----------      -----------
OPERATING INCOME                   $4,114,476    $4,375,353    $ 4,648,151      $29,434,112
   OPERATING MARGIN                      0.50          0.50           0.50
PARENT SERVICES/MGT FEE (5%)          408,075       434,002        460,923        2,935,534
FRANCHISE AMORTIZATION (15)           808,333       808,333        808,333        6,466,667
SUBSCRIBER LIST (8)                   287,000       287,000        287,000        2,296,000
NON-COMPETE COVENANTS (0)                   0             0              0                0
DEPRECIATION                        1,411,612     1,451,994      1,126,147       12,582,650
INTEREST                              928,106       830,278        722,668        8,110,146
                                   ----------    ----------    -----------      -----------
PRE-TAX INCOME                       $271,350      $563,745    $ 1,243,079      ($2,956,884)
INCOME TAX (EXPENSE)/BENEFIT          (92,259)     (191,673)      (422,647)       1,005,341
                                   ----------    ----------    -----------      -----------
NET INCOME                           $179,091   $   372,072    $   820,432      ($1,951,543)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                       $271,350   $   563,745    $ 1,243,079      ($2,956,884)
FRANCHISE AMORTIZATION (15)           808,333       808,333        808,333        6,466,667
SUBSCRIBER LIST (8)                   287,000       287,000        287,000        2,296,000
NON-COMPETE COVENANTS (0)                   0             0              0                0
DEPRECIATION                        1,411,612     1,451,994      1,126,147       12,582,650
EQUITY                                                                           11,713,882
DEBT                                        0             0              0       11,713,882
RESIDUAL VALUE IN YEAR 8                                        41,833,356       41,833,356
                                   ----------   -----------   ------------      -----------
TOTAL SOURCES OF CASH              $2,778,295   $ 3,111,073   $ 45,297,915      $83,649,553

USES OF CASH -
PURCHASE PRICE - CURRENT                                                        $24,125,971
CAPITAL EXPENDITURES                  681,735       713,504        746,718        5,991,879
DEBT RETIREMENT                       978,275     1,076,102      7,226,682       11,713,882
TAXES PAID ON NET INCOME                    0             0              0                0
TAXES PAID ON SALE (RESIDUAL)                                   10,235,339       10,235,339
                                   ----------   -----------   ------------      -----------
TOTAL USES OF CASH                 $1,660,010   $ 1,789,606   $ 18,208,738      $52,067,071

ANNUAL CASH INCREASE/(DECREASE)    $1,118,285   $ 1,321,467   $ 27,089,177      $31,582,482
CUMULATIVE CASH                     3,171,838     4,493,305     31,582,482

  FALCON CABLE SYSTEMS CO.                                             EXHIBIT B
  CENTRAL REGION - OREGON                                          HIGH ANALYSIS
  AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------
  YEAR ENDING DECEMBER 31,               1996         1997         1998         1999         2000
                                         ----         ----         ----         ----         ----
REVENUES                           $5,505,473   $5,911,255   $6,465,718   $7,109,814   $7,658,421
OPERATING EXPENSES                  2,764,825    2,975,093    3,260,530    3,559,699    3,794,401
                                   ----------   ----------   ----------   ----------   ----------
OPERATING INCOME                   $2,740,648   $2,936,162   $3,205,188   $3,550,115   $3,864,020
   OPERATING MARGIN                      0.50         0.50         0.50         0.50         0.50
PARENT SERVICES/MGT FEE(5%)           275,274      295,563      323,286      355,491      382,921
FRANCHISE AMORTIZATION(15)            808,333      808,333      808,333      808,333      808,333
SUBSCRIBER LIST (8)                   287,000      287,000      287,000      287,000      287,000
NON-COMPETE COVENANTS(0)                    0            0            0            0            0
DEPRECIATION                        1,290,879    2,286,181    1,934,104    1,693,492    1,388,241
INTEREST                            1,283,375    1,283,375    1,283,375    1,202,849    1,114,270
                                   ----------   ----------   ----------   ----------   ----------
PRE-TAX INCOME                    ($1,204,213) ($2,024,290) ($1,430,909)   ($797,050)   ($116,745)
INCOME TAX (EXPENSE)/BENEFIT          409,432      688,259      486,509      270,997       39,693
                                  -----------  -----------  -----------    ---------    ---------
NET INCOME                          ($794,781) ($1,336,032)   ($944,400)   ($526,053)    ($77,052)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                    ($1,204,213) ($2,024,290) ($1,430,909)   ($797,050)   ($116,745)
FRANCHISE AMORTIZATION(15)            808,333      808,333      808,333      808,333      808,333
SUBSCRIBER LIST (8)                   287,000      287,000      287,000      287,000      287,000
NON-COMPETE COVENANTS (0)                   0            0            0            0            0
DEPRECIATION                        1,290,879    2,286,181    1,934,104    1,693,492    1,388,241
EQUITY                             12,833,747
DEBT                               12,833,747            0            0            0            0
RESIDUAL VALUE IN YEAR 8
                                  -----------   ----------   ----------   ----------   ----------
TOTAL SOURCES OF CASH             $26,849,494   $1,357,224   $1,598,527   $1,991,775   $2,366,829

USES OF CASH -
PURCHASE PRICE - CURRENT          $26,253,741
CAPITAL EXPENDITURES                  495,521      517,076    1,592,176      593,800      651,350
DEBT RETIREMENT                             0            0      805,259      885,784      974,363
TAXES PAID ON NET INCOME                    0            0            0            0            0
TAXES PAID ON SALE (RESIDUAL)
                                  -----------     --------   ----------      -------    ---------
TOTAL USES OF CASH                $26,749,262     $517,076   $2,397,434   $1,479,584   $1,625,713

ANNUAL CASH INCREASE/(DECREASE)      $100,232     $840,148    ($798,907)    $512,191     $741,116
CUMULATIVE CASH                       100,232      940,380      141,473      653,664    1,394,780

  FALCON CABLE SYSTEMS CO.                                            EXHIBIT B
  CENTRAL REGION - OREGON                                         HIGH ANALYSIS
  AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,              2001         2002         2003        TOTAL
                                        ----         ----         ----        -----
REVENUES                          $8,161,506   $8,680,035   $9,218,457  $58,710,679
OPERATING EXPENSES                 4,047,030    4,304,682    4,570,306   29,276,566
                                  ----------   ----------   ----------  -----------
OPERATING INCOME                  $4,114,476   $4,375,353   $4,648,151  $29,434,112
   OPERATING MARGIN                     0.50         0.50         0.50
PARENT SERVICES/MGT FEE(5%)          408,075      434,002      460,923    2,935,534
FRANCHISE AMORTIZATION(15)           808,333      808,333      808,333    6,466,667
SUBSCRIBER LIST(8)                   287,000      287,000      287,000    2,296,000
NON-COMPETE COVENANTS(0)                   0            0            0            0
DEPRECIATION                       1,411,612    1,451,994    1,126,147   12,582,650
INTEREST                           1,016,834      909,654      791,756    8,885,488
                                  ----------   ----------   ----------  -----------
PRE-TAX INCOME                      $182,621     $484,369   $1,173,991  ($3,732,226)
INCOME TAX (EXPENSE)/BENEFIT         (62,091)    (164,685)    (399,157)   1,268,957
                                  ----------   ----------   ----------  -----------
NET INCOME                          $120,530     $319,684     $774,834  ($2,463,269)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                      $182,621     $484,369   $1,173,991  ($3,732,226)
FRANCHISE AMORTIZATION(15)           808,333      808,333      808,333    6,466,667
SUBSCRIBER LIST(8)                   287,000      287,000      287,000    2,296,000
NON-COMPETE COVENANTS (0)                  0            0            0            0
DEPRECIATION                       1,411,612    1,451,994    1,126,147   12,582,650
EQUITY                                                                   12,833,747
DEBT                                       0            0            0   12,833,747
RESIDUAL VALUE IN YEAR 8                                    41,833,356   41,833,356
                                  ----------   ----------  -----------  -----------
TOTAL SOURCES OF CASH             $2,689,567   $3,031,697  $45,228,827  $85,113,941

USES OF CASH -
PURCHASE PRICE - CURRENT                                                $26,253,741
CAPITAL EXPENDITURES                 681,735      713,504      746,718    5,991,879
DEBT RETIREMENT                    1,071,799    1,178,979    7,917,563   12,833,747
TAXES PAID ON NET INCOME                   0            0            0            0
TAXES PAID ON SALE (RESIDUAL)                                9,248,281    9,248,281
                                  ----------   ----------  -----------  -----------
TOTAL USES OF CASH                $1,753,534   $1,892,483  $17,912,562  $54,327,648

ANNUAL CASH INCREASE/(DECREASE)     $936,033   $1,139,214  $27,316,266  $30,786,292
CUMULATIVE CASH                    2,330,813    3,470,027   30,786,292

    FALCON CABLE SYSTEMS CO.
    CENTRAL REGION - OREGON                                            EXHIBIT C
    AS OF DECEMBER 31, 1995                                         LOW ANALYSIS

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------

TOTAL YEAR 1 CASH REQUIREMENTS    $23,427,765
YEAR 1 DEBT REQUIREMENTS           11,713,882
YEAR 1 EQUITY REQUIREMENTS         11,713,882

FINANCING AVAILABLE               $17,630,990  $17,814,212  $19,085,050     $20,833,723    $23,075,747
UNUSED LEVERAGE                     5,917,108    6,100,329    8,106,160      10,663,324     13,794,689

SENIOR DEBT:                             1996         1997         1998            1999           2000
                                         ----         ----         ----            ----           ----

BEGINNING DEBT                             $0  $11,713,882  $11,713,882     $10,978,890    $10,170,399
DEBT ADDED                         11,713,882            0            0               0              0
TOTAL ANNUAL PAYMENTS               1,171,388    1,171,388    1,906,380       1,906,380      1,906,380
INTEREST                            1,171,388    1,171,388    1,171,388       1,097,889      1,017,040
PRINCIPAL REPAYMENT                         0            0      734,992         808,491        889,341
ENDING BALANCE                     11,713,882   11,713,882   10,978,890      10,170,399      9,281,058

LINE OF CREDIT:

BEGINNING DEBT                             $0           $0           $0              $0             $0
BORROWINGS                                  0            0            0               0              0
PRINCIPAL PAYMENTS                          0            0            0               0              0
INTEREST                                    0            0            0               0              0

SENIOR DEBT COVERAGE                      4.3          4.0          3.4             2.9            2.4
LOC DEBT COVERAGE                         0.0          0.0          0.0             0.0            0.0
TOTAL DEBT COVERAGE                       4.3          4.0          3.4             2.9            2.4


TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE              $25,116,131  $26,744,095  $28,439,793
UNUSED LEVERAGE                   16,813,348   19,517,413   22,396,824

SENIOR DEBT:                            2001         2002         2003        TOTAL
                                        ----         ----         ----        -----

BEGINNING DEBT                    $9,281,058   $8,302,784   $7,226,682
DEBT ADDED                                 0            0            0  $11,713,882
TOTAL ANNUAL PAYMENTS              1,906,380    1,906,380    1,906,380   13,781,059
INTEREST                             928,106      830,278      722,668    8,110,146
PRINCIPAL REPAYMENT                  978,275    1,076,102    1,183,712    5,670,913
ENDING BALANCE                     8,302,784    7,226,682    6,042,969

LINE OF CREDIT:

BEGINNING DEBT                            $0           $0           $0           $0
BORROWINGS                                 0            0            0            0
PRINCIPAL PAYMENTS                         0            0            0            0
INTEREST                                   0            0            0            0

SENIOR DEBT COVERAGE                     2.0          1.7          1.3
LOC DEBT COVERAGE                        0.0          0.0          0.0
TOTAL DEBT COVERAGE                      2.0          1.7          1.3

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT C
     CENTRAL REGION - OREGON                                      HIGH ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE

TOTAL YEAR 1 CASH REQUIREMENTS    $25,667,495
YEAR 1 DEBT REQUIREMENTS           12,833,747
YEAR 1 EQUITY REQUIREMENTS         12,833,747

FINANCING AVAILABLE               $20,343,450  $20,554,860  $22,021,211     $24,038,911    $26,625,862
UNUSED LEVERAGE                     7,509,703    7,721,113    9,992,723      12,896,206     16,457,521

SENIOR:                                  1996         1997         1998            1999           2000
                                         ----         ----         ----            ----           ----

BEGINNING DEBT                             $0  $12,833,747  $12,833,747     $12,028,489    $11,142,704
DEBT ADDED                         12,833,747            0            0               0              0
TOTAL ANNUAL PAYMENTS               1,283,375    1,283,375    2,088,633       2,088,633      2,088,633
INTEREST                            1,283,375    1,283,375    1,283,375       1,202,849      1,114,270
PRINCIPAL REPAYMENT                         0            0      805,259         885,784        974,363
ENDING BALANCE                     12,833,747   12,833,747   12,028,489      11,142,704     10,168,342

LINE OF CREDIT:

BEGINNING DEBT                             $0           $0           $0              $0             $0
BORROWINGS                                  0            0            0               0              0
PRINCIPAL PAYMENTS                          0            0            0               0              0
INTEREST                                    0            0            0               0              0

SENIOR DEBT COVERAGE                      4.7          4.4          3.8             3.1            2.6
LOC DEBT COVERAGE                         0.0          0.0          0.0             0.0            0.0
TOTAL DEBT COVERAGE                       4.7          4.4          3.8             3.1            2.6


TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE              $28,980,152  $30,858,571  $32,815,146
UNUSED LEVERAGE                   19,883,609   22,941,007   26,194,459

SENIOR:                                 2001         2002         2003        TOTAL
                                        ----         ----         ----        -----

BEGINNING DEBT                   $10,168,342   $9,096,542   $7,917,563
DEBT ADDED                                 0            0            0  $12,833,747
TOTAL ANNUAL PAYMENTS              2,088,633    2,088,633    2,088,633   15,098,549
INTEREST                           1,016,834      909,654      791,756    8,885,488
PRINCIPAL REPAYMENT                1,071,799    1,178,979    1,296,877    6,213,061
ENDING BALANCE                     9,096,542    7,917,563    6,620,686

LINE OF CREDIT:

BEGINNING DEBT                            $0           $0           $0           $0
BORROWINGS                                 0            0            0            0
PRINCIPAL PAYMENTS                         0            0            0            0
INTEREST                                   0            0            0            0

SENIOR DEBT COVERAGE                     2.2          1.8          1.4
LOC DEBT COVERAGE                        0.0          0.0          0.0
TOTAL DEBT COVERAGE                      2.2          1.8          1.4

     FALCON CABLE SYSTEMS CO.
     CENTRAL REGION - OREGON                                           EXHIBIT D
     AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,               1996         1997         1998            1999           2000
                                         ----         ----         ----            ----           ----
REVENUES                           $5,505,473   $5,911,255   $6,465,718      $7,109,814     $7,658,421
OPERATING EXPENSES                  2,764,825    2,975,093    3,260,530       3,559,699      3,794,401

OPERATING INCOME                   $2,740,648   $2,936,162   $3,205,188      $3,550,115     $3,864,020
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES          495,521      517,076    1,592,176         593,800        651,350

TOTAL CASH FLOW                    $2,245,127   $2,419,085   $1,613,012      $2,956,315     $3,212,670

NET PRESENT VALUE @ 16.6%         $23,806,704


NET PRESENT VALUE @ 15.1%         $25,813,664


  YEAR ENDING DECEMBER 31,               2001         2002         2003        TOTAL
                                         ----         ----         ----        -----
REVENUES                           $8,161,506   $8,680,035   $9,218,457  $58,710,679
OPERATING EXPENSES                  4,047,030    4,304,682    4,570,306   29,276,566

OPERATING INCOME                   $4,114,476   $4,375,353   $4,648,151  $29,434,112
  PLUS: RESIDUAL VALUE                                       41,833,356   41,833,356
  LESS: CAPITAL EXPENDITURES          681,735      713,504      746,718    5,991,879

TOTAL CASH FLOW                    $3,432,741   $3,661,849  $45,734,789  $65,275,589

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT E
     CENTRAL REGION - OREGON
     AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS

  YEAR ENDING DECEMBER 31,           1996     1997     1998     1999     2000     2001     2002     2003
                                     ----     ----     ----     ----     ----     ----     ----     ----
BEGINNING MILES                     660.3
MILES ADDED                           7.9      8.0      9.7      9.8     11.6     11.8     11.9     12.1
CUMULATIVE MILES                    668.2    676.2    685.9    695.7    707.3    719.1    731.0    743.1
DENSITY OF ADDITIONAL PLANT            33       33       33       33       33       33       33       33

HOMES PASSED - BEGINNING           26,355
  NEW HOMES & EXTENSIONS              264      266      323      326      385      391      396      402
HOMES PASSED - ENDING              26,619   26,885   27,207   27,534   27,919   28,310   28,707   29,108
GROWTH IN HOMES                       1.0%     1.0%     1.2%     1.2%     1.4%     1.4%     1.4%     1.4%

BASIC - BEGINNING SUBSCRIBERS      14,225   14,500   14,780   15,093   15,412   15,767   16,130   16,499
        AVERAGE SUBSCRIBERS        14,363   14,640   14,936   15,253   15,590   15,948   16,314   16,687
        ENDING SUBSCRIBERS         14,500   14,780   15,093   15,412   15,767   16,130   16,499   16,875
        PENETRATION                  54.5%    55.0%    55.5%    56.0%    56.5%    57.0%    57.5%    58.0%

EXPANDED BASIC - BEGINNING         12,921   13,171   13,425   13,710   13,999   14,322   14,651   14,987
         AVERAGE SUBSCRIBERS       13,046   13,298   13,567   13,854   14,161   14,486   14,819   15,158
         ENDING SUBSCRIBERS        13,171   13,425   13,710   13,999   14,322   14,651   14,987   15,329
         PENETRATION                 90.8%    90.8%    90.8%    90.8%    90.8%    90.8%    90.8%    90.8%

NEW PRODUCT TIER #1 - BEGINNING     9,266    9,445    9,627    9,832   10,039   10,271   10,507   10,747
         AVERAGE SUBSCRIBERS        9,356    9,536    9,729            10,155   10,389   10,627   10,870
         ENDING SUBSCRIBERS         9,445    9,627    9,832   10,039   10,271   10,507   10,747   10,992
         PENETRATION                 65.1%    65.1%    65.1%    65.1%    65.1%    65.1%    65.1%    65.1%

NEW PRODUCT TIER #2 - BEGINNING         0    1,015    2,069    3,849    5,240    5,361    5,484    5,610
         AVERAGE SUBSCRIBERS          508    1,542    2,959    4,544    5,300    5,422    5,547    5,674
         ENDING SUBSCRIBERS         1,015    2,069    3,849    5,240    5,361    5,484    5,610    5,738
         PENETRATION                  7.0%    14.0%    25.5%    34.0%    34.0%    34.0%    34.0%    34.0%

NEW PRODUCT TIER #3 - BEGINNING         0    1,015    2,069    3,849    5,240    5,361    5,484    5,610
         AVERAGE SUBSCRIBERS          508    1,542    2,959    4,544    5,300    5,422    5,547    5,674
         ENDING SUBSCRIBERS         1,015    2,069    3,849    5,240    5,361    5,484    5,610    5,738
         PENETRATION                  7.0%    14.0%    25.5%    34.0%    34.0%    34.0%    34.0%    34.0%
                                                                                                      40%
PAY TV - BEGINNING UNITS            5,516    5,695    5,879    6,079    6,285    6,508    6,738    6,975
         AVERAGE UNITS              5,606    5,787    5,979    6,182    6,396    6,623    6,857    7,097
         ENDING UNITS               5,695    5,879    6,079    6,285    6,508    6,738    6,975    7,219
         PENETRATION                 39.3%    39.8%    40.3%    40.8%    41.3%    41.8%    42.3%    42.8%

PAY PER VIEW - BEGINNING UNITS/MO       0        0      292      839    1,463    1,990    2,415    2,651
         AVERAGE UNITS                  0      146      565    1,151    1,727    2,202    2,533    2,777
         ENDING UNITS                   0      292      839    1,463    1,990    2,415    2,651    2,902
         AVERAGE BUY RATE/MO          0.0%     5.0%    12.5%    20.0%    25.0%    28.0%    29.5%    31.0%

CONVERTER RENTALS - BEGINNING       6,016    6,567    7,137    7,742    8,367    9,033    9,725   10,442
          AVERAGE SUBSCRIBERS       6,292    6,852    7,439    8,054    8,700    9,379   10,084   10,815
          ENDING SUBSCRIBERS        6,567    7,137    7,742    8,367    9,033    9,725   10,442   11,187
          PENETRATION                45.3%    48.3%    51.3%    54.3%    57.3%    60.3%    63.3%    66.3%

ADDRESSABLE HOMES                   4,762    5,289    5,835    6,713    7,317    7,959    8,626    8,988
          AVERAGE HOMES             5,026    5,562    6,274    7,015    7,638    8,292    8,807    9,175
          ENDING HOMES              5,289    5,835    6,713    7,317    7,959    8,626    8,988    9,362
          PENETRATION                36.5%    39.5%    44.5%    47.5%    50.5%    53.5%    54.5%    55.5%

BASIC CHURN RATE                       28%      28%      28%      28%      28%      28%      28%      28%

     FALCON CABLE SYSTEMS CO.
     CENTRAL REGION - OREGON                                           EXHIBIT F
     AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                 RUNNING RATES
                                    AS OF           AVERAGE RATES
CURRENT RATES                    DECEMBER 1995         FOR 1996
- -------------                    -------------         --------
BASIC                                 $15.98            $17.60
EXPANDED BASIC                         $4.99             $5.43
NEW PRODUCT TIER #1                    $4.41             $5.13
NEW PRODUCT TIER #2                    $4.00             $4.00
NEW PRODUCT TIER #3                    $4.00             $4.00
PAY                                    $7.93             $7.93
PAY PER VIEW                           N/A               N/A
CONVERTER RENTALS                      $0.55             $0.54
INSTALLATIONS-NEW                     $50.00            $50.00
INSTALLATIONS-CHURN                   $25.00            $25.00


  YEAR ENDING DECEMBER 31,              1996    1997     1998     1999   2000   2001   2002   2003
                                        ----    ----     ----     ----   ----   ----   ----   ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                     10%       3%       3%       3%    3%    3%    3%    3%
EXPANDED BASIC                             9%       3%       3%       3%    3%    3%    3%    3%
NEW PRODUCT TIER #1                       16%       3%       3%       3%    3%    3%    3%    3%
NEW PRODUCT TIER #2                        0%       3%       3%       3%    3%    3%    3%    3%
NEW PRODUCT TIER #3                        0%       3%       3%       3%    3%    3%    3%    3%
PAY                                        0%       1%       1%       1%    1%    1%    1%    1%
PAY PER VIEW                               0%       3%       3%       3%    3%    3%    3%    3%
CONVERTER RENTALS                         -2%       3%       3%       3%    3%    3%    3%    3%
INSTALLATIONS-NEW                          0%       3%       3%       3%    3%    3%    3%    3%
INSTALLATIONS-CHURN                        0%       3%       3%       3%    3%    3%    3%    3%

AVERAGE RATES
- -------------
BASIC                                 $17.60   $18.13   $18.67   $19.23  $19.81   $20.40   $21.01   $21.64
EXPANDED BASIC                          5.43     5.59     5.76     5.93    6.11     6.29     6.48     6.67
NEW PRODUCT TIER #1                     5.13     5.28     5.44     5.60    5.77     5.94     6.12     6.30
NEW PRODUCT TIER #2                     4.00     4.12     4.24     4.37    4.50     4.64     4.78     4.92
NEW PRODUCT TIER #3                     4.00     4.12     4.24     4.37    4.50     4.64     4.78     4.92
PAY                                     7.93     8.01     8.09     8.17    8.25     8.33     8.42     8.50
PAY PER VIEW                            7.50     7.73     7.96     8.20    8.44     8.69     8.96     9.22
CONVERTER RENTALS                       0.54     0.56     0.57     0.59    0.61     0.63     0.65     0.67
INSTALLATIONS-NEW                      50.00    51.50    53.05    54.64   56.28    57.96    59.70    61.49
INSTALLATIONS-CHURN                    25.00    25.75    26.52    27.32   28.14    28.98    29.85    30.75

     FALCON CABLE SYSTEMS CO.
     CENTRAL REGION - OREGON                                         EXHIBIT G
     AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                1996          1997          1998          1999          2000
                                          ----          ----          ----          ----          ----
REVENUES:
BASIC                               $3,033,046    $3,184,371    $3,346,309    $3,519,639    $3,705,344
EXPANDED BASIC                         849,445       891,826       937,178       985,722     1,037,731
NEW PRODUCT TIER #1                    575,473       604,184       634,909       667,796       703,031
NEW PRODUCT TIER #2                     24,361        76,241       150,680       238,358       286,355
NEW PRODUCT TIER #3                     24,361        76,241       150,680       238,358       286,355
PAY TV                                 533,313       556,082       580,266       605,946       633,252
PAY-PER-VIEW                                 0        13,521        53,987       113,221       174,892
CONVERTER RENTALS                       40,833        45,806        51,222        57,120        63,551
INSTALLATIONS                           91,674        96,198       102,291       107,535       114,538
COMMERCIAL                             104,155       107,279       110,498       113,813       117,227
ADVERTISING                              5,125        25,623       102,492       204,984       266,479
MISCELLANEOUS                          223,690       233,882       245,207       257,323       269,666
                                    ----------    ----------    ----------    ----------    ----------
TOTAL REVENUES                      $5,505,473    $5,911,255    $6,465,718    $7,109,814    $7,658,421

OPERATING EXPENSES:
OPERATIONS                          $1,119,791    $1,178,723    $1,249,858    $1,328,393    $1,404,541
GENERAL & ADMINISTRATIVE               542,197       569,390       600,434       634,404       668,217
SALES & MARKETING                      188,772       245,183       334,379       408,360       428,358
PROGRAMMING                            914,064       981,798     1,075,859     1,188,543     1,293,285
                                    ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES            $2,764,825    $2,975,093    $3,260,530    $3,559,699    $3,794,401
                                    ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                    $2,740,648    $2,936,162    $3,205,188    $3,550,115    $3,864,020

OPERATING MARGIN                          49.8%         49.7%         49.6%         49.9          50.5%

TOTAL REVENUE/BASIC SUB/MONTH           $31.94        $33.65        $36.07        $38.84        $40.94
CASH FLOW/BASIC SUB/MONTH               $15.90        $16.71        $17.88        $19.40        $20.65

OPERATIONS % OF REVENUE                     20%           20%           19%           19%           18%
G & A PERCENTAGE OF REVENUE                 10%           10%            9%            9%            9%
SALES & MARKETING % OF REVENUE               3%            4%            5%            6%            6%
PROGRAMMING % OF REVENUE                    17%           17%           17%           17%           17%


  YEAR ENDING DECEMBER 31,              2001          2002          2003         TOTAL
                                        ----          ----          ----         -----
REVENUES:
BASIC                             $3,904,349    $4,113,723    $4,333,994   $29,140,774
EXPANDED BASIC                     1,093,465     1,152,103     1,213,793     8,161,261
NEW PRODUCT TIER #1                  740,789       780,514       822,307     5,529,003
NEW PRODUCT TIER #2                  301,735       317,915       334,938     1,730,583
NEW PRODUCT TIER #3                  301,735       317,915       334,938     1,730,583
PAY TV                               662,279       692,483       723,906     4,987,527
PAY-PER-VIEW                         229,788       272,241       307,363     1,165,013
CONVERTER RENTALS                     70,564        78,141        86,321       493,557
INSTALLATIONS                        120,632       127,041       133,781       893,691
COMMERCIAL                           120,744       124,366       128,097       926,178
ADVERTISING                          333,099       408,046       489,656     1,835,504
MISCELLANEOUS                        282,328       295,546       309,364     2,117,005
                                  ----------    ----------    ----------   -----------
TOTAL REVENUES                    $8,161,506    $8,680,035    $9,218,457   $58,710,679

OPERATING EXPENSES:
OPERATIONS                        $1,480,125    $1,558,774    $1,640,861   $10,961,065
GENERAL & ADMINISTRATIVE             702,844       739,010       776,853     5,233,349
SALES & MARKETING                    476,992       530,540       588,228     3,200,812
PROGRAMMING                        1,387,069     1,476,358     1,564,364     9,881,340
                                  ----------    ----------    ----------   -----------
TOTAL OPERATING EXPENSES          $4,047,030    $4,304,682    $4,570,306   $29,276,566
                                  ----------    ----------    ----------   -----------
OPERATING INCOME                  $4,114,476    $4,375,353    $4,648,151   $29,434,112

OPERATING MARGIN                        50.4%         50.4%         50.4%

TOTAL REVENUE/BASIC SUB/MONTH         $42.65        $44.34        $46.04
CASH FLOW/BASIC SUB/MONTH             $21.50        $22.35        $23.21

OPERATIONS % OF REVENUE                   18%           18%           18%
G & A PERCENTAGE OF REVENUE                9%            9%            8%
SALES & MARKETING % OF REVENUE             6%            6%            6%
PROGRAMMING % OF REVENUE                  17%           17%           17%

     FALCON CABLE SYSTEMS CO.                                          EXHIBIT H
     CENTRAL REGION - OREGON
     AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                1996          1997          1998          1999        2000
                                          ----          ----          ----          ----        ----
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT                $8,537,924
ADDITIONAL MILES OF PLANT                  7.9           8.0           9.7           9.8        11.6
AERIAL PLANT PER MILE                  $12,000       $12,240       $12,485       $12,734     $12,989
UNDERGROUND PLANT PER MILE             $18,000       $18,360       $18,727       $19,102     $19,484
PERCENTAGE OF PLANT AERIAL                  50%           50%           50%           50%         50%
PERCENTAGE OF PLANT UNDERGROUND             50%           50%           50%           50%         50%
AVERAGE COST PER CONVERTER                $110          $112          $114          $117        $119
PERCENTAGE CONVERTER USE                    45%           48%           51%           54%         57%
PERCENTAGE REPLACEMENT                       5%            5%            5%            5%          5%
INSTALLATION COST PER SUBSCRIBER           $52           $53           $54           $55         $56
MISC. CAPITAL PER SUBSCRIBER                $5            $5            $5            $5          $5
INFLATION FACTOR FOR CAPITALS                2%            2%            2%            2%          2%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL               $47,542       $48,977       $60,548       $62,500     $75,267
                                        71,312        73,466        90,822        93,750     112,901
PLANT REBUILD/UPGRADE/INCL. HDND.       33,675        34,761     1,059,850        37,123      38,408
AVERAGE COST OF NEW CONVERTERS          13,718        15,140        18,396        20,204      24,241
CONVERTER REPLACEMENT                   35,435        39,284        43,379        47,827      52,567
INSTALLATION COSTS                     222,026       230,784       241,482       251,465     263,592
MISC. CAPITAL EXPENDITURES              71,813        74,664        77,700        80,931      84,374
                                      --------      --------    ----------      --------    --------
TOTAL CAPITAL EXPENDITURES            $495,521      $517,076    $1,592,176      $593,800    $651,350

  AS A % OF OPERATING INCOME              18.1%         17.6%         49.7%         16.7        16.9%


  YEAR ENDING DECEMBER 31,                2001          2002          2003         TOTAL
                                          ----          ----          ----         -----
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                 11.8          11.9          12.1
AERIAL PLANT PER MILE                  $13,249       $13,514       $13,784
UNDERGROUND PLANT PER MILE             $19,873       $20,271       $20,676
PERCENTAGE OF PLANT AERIAL                  50%           50%           50%
PERCENTAGE OF PLANT UNDERGROUND             50%           50%           50%
AVERAGE COST PER CONVERTER                $121          $124          $126
PERCENTAGE CONVERTER USE                    60%           63%           66%
PERCENTAGE REPLACEMENT                       5%            5%            5%
INSTALLATION COST PER SUBSCRIBER           $57           $59           $60
MISC. CAPITAL PER SUBSCRIBER                $6            $6            $6
INFLATION FACTOR FOR CAPITALS                2%            2%            2%          117%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL               $77,847       $80,516       $83,276      $536,474
                                       116,771       120,774       124,914       804,710
PLANT REBUILD/UPGRADE/INCL. HDND.       39,828        41,300        42,824     1,327,770
AVERAGE COST OF NEW CONVERTERS          26,528        28,958        31,539       178,726
CONVERTER REPLACEMENT                   57,727        63,232        69,100       408,551
INSTALLATION COSTS                     274,990       286,861       299,222     2,070,421
MISC. CAPITAL EXPENDITURES              88,042        91,863        95,842       665,228
                                      --------      --------      --------    ----------
TOTAL CAPITAL EXPENDITURES            $681,735      $713,504      $746,718    $5,991,879

  AS A % OF OPERATING INCOME              16.6%         16.3%         16.1%

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT I
     CENTRAL REGION - OREGON
     AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                        YEAR 1        YEAR 2        YEAR 3        YEAR 4      YEAR 5
                                        ------        ------        ------        ------      ------
ESTIMATED DEPRECIATION RATES              14.3%         24.5%         17.5%         12.5%        8.9%

DEPRECIATION - BEG. & ADTNS.              1996          1997          1998          1999        2000
                                          ----          ----          ----          ----        ----
               YEAR 1               $1,290,879    $2,212,291    $1,579,950    $1,128,277    $806,687
               YEAR 2                                 73,890       126,632        90,437      64,583
               YEAR 3                                              227,522       389,924     278,472
               YEAR 4                                                             84,854     145,422
               YEAR 5                                                                         93,078
               YEAR 6
               YEAR 7
               YEAR 8
                                    ----------    ----------    ----------    ----------  ----------
TOTAL DEPRECIATION                  $1,290,879    $2,286,181    $1,934,104    $1,693,492  $1,388,241


                                         YEAR 6        YEAR 7        YEAR 8
                                         ------        ------        ------
ESTIMATED DEPRECIATION RATES                8.9%          8.9%          4.5%

DEPRECIATION - BEG. & ADTNS.               2001          2002          2003         TOTAL

               YEAR 1                  $805,783      $806,687      $402,892    $9,033,445
               YEAR 2                    46,175        46,123        46,175       494,015
               YEAR 3                   198,863       142,181       142,022     1,378,984
               YEAR 4                   103,856        74,166        53,026       461,323
               YEAR 5                   159,516       113,921        81,354       447,868
               YEAR 6                    97,420       166,957       119,235       383,612
               YEAR 7                                 101,960       174,737       276,697
               YEAR 8                                               106,706       106,706
                                     ----------    ----------    ----------   -----------
TOTAL DEPRECIATION                   $1,411,612    $1,451,994    $1,126,147   $12,582,650

          FALCON CABLE SYSTEMS CO.                                   EXHIBIT J
          CENTRAL REGION - OREGON
          AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                                             8
AVERAGE SUBSCRIBER LIFE (YEARS)                                                  8
INCOME TAX RATE                                                                 34%
CAPITAL GAIN RATE                                                               34%
NET FMV OF EXISTING ASSETS                                              $8,537,924
SUBSCRIBERS IN FRANCHISES                                                      100%


                                                                LOW           HIGH
                                                           ANALYSIS       ANALYSIS
                                                           --------       --------
DEBT PERCENTAGE                                                  50%            50%
EQUITY PERCENTAGE                                                50%            50%
RESIDUAL MULTIPLE (ROE & ROI)                                     9              9
MULT OF PAST YEAR'S OPERATING INCOME                           10.5           11.5
MULT OF CURRENT YEAR'S OPERATING INCOME                        10.0           11.0
MULT OF NEXT YEAR'S OPERATING INCOME                            9.5           10.5
TARGET RETURN ON EQUITY                                        14.0%          12.0%
TARGET RETURN ON INVESTMENT                                    16.6%          15.1%

                                  COOS BAY, OR

        FALCON CABLE SYSTEMS CO.                                      EXHIBIT A
        COOS BAY REGION - OREGON
        AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                           LOW          HIGH
                                                                           ---          ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        ADJUSTED OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)        $3,687,386    $3,687,386
        VALUATION MULTIPLE                                                    10.5          11.5
                                                                              ----          ----

        ESTIMATED FAIR MARKET VALUE                                    $38,717,553   $42,404,939
                                                                       -----------   -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                $7,110,616    $7,110,616
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)                   55.5%         55.5%

        "RUNNING RATE" OPERATING INCOME                                  3,943,903     3,943,903
            VALUATION MULTIPLE                                                10.0          11.0
                                                                              ----          ----

        ESTIMATED FAIR MARKET VALUE                                    $39,439,031   $43,382,934
                                                                       -----------   -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                $3,922,856    $3,922,856
        VALUATION MULTIPLE                                                     9.5          10.5
                                                                              ----          ----

        ESTIMATED FAIR MARKET VALUE                                    $37,267,128   $41,189,983
                                                                       -----------   -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                               14.0%         12.0%
        ESTIMATED FAIR MARKET VALUE                                    $29,654,142   $32,072,794
                                                                       -----------   -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                              16.6%         15.1%
        ESTIMATED FAIR MARKET VALUE                                    $29,386,825   $31,656,216
                                                                       -----------   -----------


SUMMARY OF VALUES
- -----------------

I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                         $38,717,553   $42,404,939
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME                       39,439,031    43,382,934
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                          37,267,128    41,189,983
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                             29,654,142    32,072,794
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                         29,386,825    31,656,216
                                                                       -----------   -----------
RANGE OF ESTIMATED FAIR MARKET VALUES                                  $33,017,000   $35,984,000

ESTIMATED FAIR MARKET VALUE                                            $34,501,000
                                                                       -----------

  FALCON CABLE SYSTEMS CO.                                            EXHIBIT B
  COOS BAY REGION - OREGON                                         LOW ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,          1996         1997         1998         1999         2000         2001         2002        TOTAL
                                    ----         ----         ----         ----         ----         ----         ----        -----
REVENUES                      $7,499,836   $7,923,595   $8,444,768   $9,025,877   $9,574,462  $10,033,185  $10,483,111  $62,984,835
OPERATING EXPENSES             3,576,981    3,840,354    4,081,846    4,325,562    4,559,679    4,772,376    4,983,987   30,140,786
                             -----------  -----------   ----------   ----------   ----------   ----------  -----------  -----------
OPERATING INCOME              $3,922,856   $4,083,241   $4,362,922   $4,700,314   $5,014,784   $5,260,808   $5,499,125  $32,844,049
   OPERATING MARGIN                 0.52         0.52         0.52         0.52         0.52         0.52         0.52
PARENT SERVICES/MGT FEE (5%)     374,992      396,180      422,238      451,294      478,723      501,659      524,156    3,149,242
FRANCHISE AMORTIZATION (15)    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    9,358,067
SUBSCRIBER LIST (8)              380,133      380,133      380,133      380,133      380,133      380,133      380,133    2,660,933
NON-COMPETE COVENANTS (0)              0            0            0            0            0            0            0            0
DEPRECIATION                   1,053,762    2,151,172    2,191,238    2,155,919    1,911,328    1,735,088    1,678,150   12,876,657
INTEREST                       1,407,934    1,423,098    1,482,422    1,403,611    1,306,436    1,115,524      997,942    9,136,967
                             -----------  -----------   ----------   ----------   ----------   ----------  -----------  -----------
PRE-TAX INCOME                 ($630,832) ($1,604,209) ($1,449,977) ($1,027,510)   ($398,703)    $191,537     $581,877  ($4,337,816)
INCOME TAX (EXPENSE)/
          BENEFIT                214,483      545,431      492,992      349,353      135,559      (65,123)    (197,838)   1,474,858
                             -----------  -----------   ----------   ----------   ----------   ----------  -----------  -----------
NET INCOME                     ($416,349) ($1,058,778)   ($956,985)   ($678,156)   ($263,144)    $126,414     $384,039  ($2,862,959)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                 ($630,832) ($1,604,209) ($1,449,977) ($1,027,510)   ($398,703)    $191,537     $581,877  ($4,337,816)
FRANCHISE AMORTIZATION (15)    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    9,358,067
SUBSCRIBER LIST (8)              380,133      380,133      380,133      380,133      380,133      380,133      380,133    2,660,933
NON-COMPETE COVENANTS (0)              0            0            0            0            0            0            0            0
DEPRECIATION                   1,053,762    2,151,172    2,191,238    2,155,919    1,911,328    1,735,088    1,678,150   12,876,657
EQUITY                        14,079,342                                                                                 14,079,342
DEBT                          14,079,342      151,639      593,242       95,302            0            0            0   14,919,525
RESIDUAL VALUE IN YEAR 7                                                                                    49,492,121   49,492,121
                             -----------  -----------   ----------   ----------   ----------   ----------  -----------  -----------
TOTAL SOURCES OF CASH        $30,298,613   $2,415,602   $3,051,503   $2,940,711   $3,229,625   $3,643,625  $53,469,148  $99,048,828

USES OF CASH -
PURCHASE PRICE - CURRENT     $29,654,142                                                                                $29,654,142
CAPITAL EXPENDITURES             544,049    2,416,024    2,168,089    1,968,956      627,440      648,989      671,250    9,044,798
DEBT RETIREMENT                        0            0      883,414      971,755    1,909,114    1,175,824    9,979,418   14,919,525
TAXES PAID ON NET INCOME               0            0            0            0            0            0            0            0
TAXES PAID ON SALE
        (RESIDUAL)                                                                                          10,659,347   10,659,347
                             -----------  -----------   ----------   ----------   ----------   ----------  -----------  -----------
TOTAL USES OF CASH           $30,198,191   $2,416,024   $3,051,503   $2,940,711   $2,536,553   $1,824,813  $21,310,015  $64,277,812

ANNUAL CASH INCREASE/
        (DECREASE)              $100,422        ($422)          $0          ($0)    $693,072   $1,818,811  $32,159,133  $34,771,016
CUMULATIVE CASH                  100,422      100,000      100,000      100,000      793,072    2,611,883   34,771,016

  FALCON CABLE SYSTEMS CO.                                           EXHIBIT B
  COOS BAY REGION - OREGON                                       HIGH ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,          1996         1997         1998         1999         2000         2001         2002        TOTAL
                                    ----         ----         ----         ----         ----         ----         ----        -----
REVENUES                      $7,499,836   $7,923,595   $8,444,768   $9,025,877   $9,574,462  $10,033,185  $10,483,111  $62,984,835
OPERATING EXPENSES             3,576,981    3,840,354    4,081,846    4,325,562    4,559,679    4,772,376    4,983,987   30,140,786
                             -----------  -----------  -----------  -----------   ----------  -----------  ----------- ------------
OPERATING INCOME              $3,922,856   $4,083,241   $4,362,922   $4,700,314   $5,014,784   $5,260,808   $5,499,125  $32,844,049
   OPERATING MARGIN                 0.52         0.52         0.52         0.52         0.52         0.52         0.52
PARENT SERVICES/MGT FEE (5%)     374,992      396,180      422,238      451,294      478,723      501,659      524,156    3,149,242
FRANCHISE AMORTIZATION (15)    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    9,358,067
SUBSCRIBER LIST (8)              380,133      380,133      380,133      380,133      380,133      380,133      380,133    2,660,933
NON-COMPETE COVENANTS (0)              0            0            0            0            0            0            0            0
DEPRECIATION                   1,053,762    2,151,172    2,191,238    2,155,919    1,911,328    1,735,088    1,678,150   12,876,657
INTEREST                       1,535,228    1,564,543    1,648,458    1,588,982    1,483,021    1,240,461    1,088,168   10,148,862
                             -----------  -----------  -----------  -----------   ----------  -----------  ----------- ------------
PRE-TAX INCOME                 ($758,127) ($1,745,654) ($1,616,013) ($1,212,881)   ($575,288)     $66,600     $491,652  ($5,349,711)
INCOME TAX (EXPENSE)/
            BENEFIT              257,763      593,522      549,444      412,380      195,598      (22,644)    (167,162)   1,818,902
                             -----------  -----------  -----------  -----------   ----------  -----------  ----------- ------------
NET INCOME                     ($500,364) ($1,152,132) ($1,066,568)   ($800,502)   ($379,690)     $43,956     $324,490  ($3,530,809)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                 ($758,127) ($1,745,654) ($1,616,013) ($1,212,881)   ($575,288)     $66,600     $491,652  ($5,349,711)
FRANCHISE AMORTIZATION (15)    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    1,336,867    9,358,067
SUBSCRIBER LIST (8)              380,133      380,133      380,133      380,133      380,133      380,133      380,133    2,660,933
NON-COMPETE COVENANTS (0)              0            0            0            0            0            0            0            0
DEPRECIATION                   1,053,762    2,151,172    2,191,238    2,155,919    1,911,328    1,735,088    1,678,150   12,876,657
EQUITY                        15,352,284                                                                                 15,352,284
DEBT                          15,352,284      293,145      839,149      368,532            0            0            0   16,853,110
RESIDUAL VALUE IN YEAR 7                                                                                    49,492,121   49,492,121
                             -----------  -----------  -----------  -----------   ----------  -----------  ----------- ------------
TOTAL SOURCES OF CASH        $32,717,204   $2,415,663   $3,131,375   $3,028,570   $3,053,039   $3,518,688  $53,378,922 $101,243,461

USES OF CASH -
PURCHASE PRICE - CURRENT     $32,072,794                                                                                $32,072,794
CAPITAL EXPENDITURES             544,049    2,416,024    2,168,089    1,968,956      627,440      648,989      671,250    9,044,798
DEBT RETIREMENT                        0            0      963,285    1,059,614    2,425,600    1,522,933   10,881,678   16,853,110
TAXES PAID ON NET INCOME               0            0            0            0            0            0            0            0
TAXES PAID ON SALE
            (RESIDUAL)                                                                                       9,492,961    9,492,961
                             -----------  -----------  -----------  -----------   ----------  -----------  ----------- ------------
TOTAL USES OF CASH           $32,616,843   $2,416,024   $3,131,375   $3,028,570   $3,053,039   $2,171,923  $21,045,889  $67,463,663

ANNUAL CASH INCREASE/
            (DECREASE)          $100,361        ($361)          $0          ($0)          $0   $1,346,765  $32,333,033  $33,779,798
CUMULATIVE CASH                  100,361      100,000      100,000      100,000      100,000    1,446,765   33,779,798

   FALCON CABLE SYSTEMS CO.                                           EXHIBIT C
   COOS BAY REGION - OREGON                                        LOW ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS $28,158,684
YEAR 1 DEBT REQUIREMENTS        14,079,342
YEAR 1 EQUITY REQUIREMENTS      14,079,342

FINANCING AVAILABLE            $23,968,009  $25,498,561  $26,541,066  $28,358,992  $30,552,044  $32,596,093  $34,195,253
UNUSED LEVERAGE                  9,888,667   11,267,580   12,600,257   15,294,636   19,396,802   22,616,675   25,509,241

SENIOR DEBT:                          1996         1997         1998         1999         2000         2001         2002       TOTAL
                                      ----         ----         ----         ----         ----         ----         ----       -----
BEGINNING DEBT                          $0  $14,079,342  $14,079,342  $13,195,928  $12,224,173  $11,155,242   $9,979,418
DEBT ADDED                      14,079,342            0            0            0            0            0            0  14,079,342
TOTAL ANNUAL PAYMENTS            1,407,934    1,407,934    2,291,348    2,291,348    2,291,348    2,291,348    2,291,348  14,272,609
INTEREST                         1,407,934    1,407,934    1,407,934    1,319,593    1,222,417    1,115,524      997,942   8,879,279
PRINCIPAL REPAYMENT                      0            0      883,414      971,755    1,068,931    1,175,824    1,293,406   5,393,330
ENDING BALANCE                  14,079,342   14,079,342   13,195,928   12,224,173   11,155,242    9,979,418    8,686,012

LINE OF CREDIT:

BEGINNING DEBT                          $0           $0     $151,639     $744,881     $840,183           $0           $0          $0
BORROWINGS                               0      151,639      593,242       95,302            0            0            0     840,183
PRINCIPAL PAYMENTS                       0            0            0            0      840,183            0            0     840,183
INTEREST                                 0       15,164       74,488       84,018       84,018            0            0     257,689

SENIOR DEBT COVERAGE                   3.6          3.4          3.0          2.6          2.2          1.9          1.6
LOC DEBT COVERAGE                      0.0          0.0          0.2          0.2          0.0          0.0          0.0
TOTAL DEBT COVERAGE                    3.6          3.5          3.2          2.8          2.2          1.9          1.6

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT C
   COOS BAY REGION - OREGON                                      HIGH ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS $30,704,569
YEAR 1 DEBT REQUIREMENTS        15,352,284
YEAR 1 EQUITY REQUIREMENTS      15,352,284

FINANCING AVAILABLE            $27,655,395  $29,421,417  $30,624,307  $32,721,914  $35,252,359  $37,610,877  $39,456,061
UNUSED LEVERAGE                 12,303,111   13,775,987   15,103,014   17,891,703   22,847,747   26,729,199   29,984,729

SENIOR:                               1996         1997         1998         1999         2000         2001         2002       TOTAL
                                      ----         ----         ----         ----         ----         ----         ----       -----
BEGINNING DEBT                          $0  $15,352,284  $15,352,284  $14,388,999  $13,329,386  $12,163,811  $10,881,678
DEBT ADDED                      15,352,284            0            0            0            0            0            0 $15,352,284
TOTAL ANNUAL PAYMENTS            1,535,228    1,535,228    2,498,514    2,498,514    2,498,514    2,498,514    2,498,514  15,563,025
INTEREST                         1,535,228    1,535,228    1,535,228    1,438,900    1,332,939    1,216,381    1,088,168   9,682,073
PRINCIPAL REPAYMENT                      0            0      963,285    1,059,614    1,165,575    1,282,133    1,410,346   5,880,952
ENDING BALANCE                  15,352,284   15,352,284   14,388,999   13,329,386   12,163,811   10,881,678    9,471,332

LINE OF CREDIT:

BEGINNING DEBT                          $0           $0     $293,145   $1,132,294   $1,500,826     $240,801           $0          $0
BORROWINGS                               0      293,145      839,149      368,532            0            0            0   1,500,826
PRINCIPAL PAYMENTS                       0            0            0            0    1,260,025      240,801            0   1,500,826
INTEREST                                 0       29,314      113,229      150,083      150,083       24,080            0     466,789

SENIOR DEBT COVERAGE                   3.9          3.8          3.3          2.8          2.4          2.1          1.7
LOC DEBT COVERAGE                      0.0          0.1          0.3          0.3          0.0          0.0          0.0
TOTAL DEBT COVERAGE                    3.9          3.8          3.6          3.2          2.5          2.1          1.7

  FALCON CABLE SYSTEMS CO.                                             EXHIBIT D
  COOS BAY REGION - OREGON
   AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,           1996         1997         1998         1999         2000         2001         2002       TOTAL
                                     ----         ----         ----         ----         ----         ----         ----       -----
REVENUES                       $7,499,836   $7,923,595   $8,444,768   $9,025,877   $9,574,462  $10,033,185  $10,483,111 $62,984,835
OPERATING EXPENSES              3,576,981    3,840,354    4,081,846    4,325,562    4,559,679    4,772,376    4,983,987  30,140,786
                               ----------   ----------   ----------   ----------   ----------  -----------  ----------- -----------
OPERATING INCOME                3,922,856    4,083,241    4,362,922    4,700,314    5,014,784    5,260,808    5,499,125  32,844,049
  PLUS: RESIDUAL VALUE                                                                                       49,492,121  49,492,121
  LESS: CAPITAL EXPENDITURES      544,049    2,416,024    2,168,089    1,968,956      627,440      648,989      671,250   9,044,798
                               ----------   ----------   ----------   ----------   ----------  -----------  ----------- -----------
TOTAL CASH FLOW                $3,378,807   $1,667,217   $2,194,832   $2,731,358   $4,387,344   $4,611,819  $54,319,996 $73,291,372


NET PRESENT VALUE @ 16.6%     $29,386,825
                              -----------

NET PRESENT VALUE @ 15.1%     $31,656,216
                              -----------

     FALCON CABLE SYSTEMS CO.                                       EXHIBIT E
     COOS BAY REGION - OREGON
     AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,             1996      1997      1998      1999      2000      2001      2002
                                       ----      ----      ----      ----      ----      ----      ----
BEGINNING MILES                       444.8
MILES ADDED                             3.3       3.4       3.4       3.4       3.6       3.6       3.7
CUMULATIVE MILES                      448.1     451.4     454.8     458.2     461.8     465.5     469.1
DENSITY OF ADDITIONAL PLANT              35        35        35        35        33        33        33

HOMES PASSED - BEGINNING             23,663
  NEW HOMES & EXTENSIONS                118       119       120       120       121       121       122
HOMES PASSED - ENDING                23,781    23,900    24,020    24,140    24,261    24,382    24,504
GROWTH IN HOMES                         0.5%      0.5%      0.5%      0.5%      0.5%      0.5%      0.5%

BASIC - BEGINNING SUBSCRIBERS        17,900    18,049    18,199    18,350    18,502    18,655    18,809
        AVERAGE SUBSCRIBERS          17,974    18,124    18,274    18,426    18,579    18,732    18,887
        ENDING SUBSCRIBERS           18,049    18,199    18,350    18,502    18,655    18,809    18,965
        PENETRATION                    75.9%     76.1%     76.4%     76.6%     76.9%     77.1%     77.4%

EXPANDED BASIC - BEGINNING           17,424    17,569    17,715    17,862    18,010    18,159    18,309
         AVERAGE SUBSCRIBERS         17,496    17,642    17,789    17,936    18,085    18,234    18,385
         ENDING SUBSCRIBERS          17,569    17,715    17,862    18,010    18,159    18,309    18,460
         PENETRATION                   97.3%     97.3%     97.3%     97.3%     97.3%     97.3%     97.3%

NEW PRODUCT TIER #1 - BEGINNING      12,143    12,244    12,346    12,448    12,551    12,655    12,760
         AVERAGE SUBSCRIBERS         12,194    12,295    12,397    12,500    12,603    12,708    12,813
         ENDING SUBSCRIBERS          12,244    12,346    12,448    12,551    12,655    12,760    12,865
         PENETRATION                   67.8%     67.8%     67.8%     67.8%     67.8%     67.8%     67.8%

NEW PRODUCT TIER #2 - BEGINNING       1,779     2,335     3,629     5,127     7,019     7,078     7,136
         AVERAGE SUBSCRIBERS          2,057     2,982     4,378     6,073     7,048     7,107     7,166
         ENDING SUBSCRIBERS           2,335     3,629     5,127     7,019     7,078     7,136     7,195
         PENETRATION                   12.9%     19.9%     27.9%     37.9%     37.9%     37.9%     37.9%

NEW PRODUCT TIER #3 - BEGINNING           0         0       364       734     1,943     2,612     2,633
         AVERAGE SUBSCRIBERS              0       182       549     1,338     2,277     2,623     2,644
         ENDING SUBSCRIBERS               0       364       734     1,943     2,612     2,633     2,655
         PENETRATION                    0.0%      2.0%      4.0%     10.5%     14.0%     14.0%     14.0%

PAY TV - BEGINNING UNITS              7,024     6,902     7,141     7,384     7,445     7,507     7,569
         AVERAGE UNITS                6,963     7,022     7,263     7,415     7,476     7,538     7,600
         ENDING UNITS                 6,902     7,141     7,384     7,445     7,507     7,569     7,631
         PENETRATION                   38.2%     39.2%     40.2%     40.2%     40.2%     40.2%     40.2%

PAY PER VIEW - BEGINNING UNITS/MO     1,745     1,903     2,535     3,170     3,816     4,219     4,647
         AVERAGE UNITS                1,824     2,219     2,852     3,493     4,017     4,433     4,812
         ENDING UNITS                 1,903     2,535     3,170     3,816     4,219     4,647     4,978
         AVERAGE BUY RATE/MO           32.1%     34.1%     36.1%     37.6%     39.1%     40.6%     42.1%

CONVERTER RENTALS - BEGINNING UNIT    8,268     8,517     9,134     9,760    10,396    11,042    11,698
         AVERAGE SUBSCRIBERS          8,393     8,826     9,447    10,078    10,719    11,370    12,030
         ENDING SUBSCRIBERS           8,517     9,134     9,760    10,396    11,042    11,698    12,363
         PENETRATION                   47.2%     50.2%     53.2%     56.2%     59.2%     62.2%     65.2%

ADDRESSABLE HOMES                     5,611     5,928     7,434     8,780    10,148    10,791    11,445
         AVERAGE HOMES                5,770     6,681     8,107     9,464    10,470    11,118    11,634
         ENDING HOMES                 5,928     7,434     8,780    10,148    10,791    11,445    11,824
         PENETRATION                   32.8%     40.8%     47.8%     54.8%     57.8%     60.8%     62.3%

BASIC CHURN RATE                         32%       32%       32%       32%       32%       32%       32%

     FALCON CABLE SYSTEMS CO.                                       EXHIBIT F
     COOS BAY REGION - OREGON
     AS OF DECEMBER 31, 1995

SERVICE RATES

                                  RUNNING RATES
                                     AS OF           AVERAGE RATES
CURRENT RATES                     DECEMBER 1995         FOR 1996
- -------------                     -------------      -------------
BASIC                                $17.24              $18.15
EXPANDED BASIC                        $3.78               $4.33
NEW PRODUCT TIER #1                   $4.37               $4.71
NEW PRODUCT TIER #2                   $5.00               $5.00
NEW PRODUCT TIER #3                   $4.00               $4.00
PAY                                   $6.41               $6.41
PAY PER VIEW                          $5.35               $5.35
CONVERTER RENTALS                     $2.08               $1.94
INSTALLATIONS-NEW                    $50.00              $50.00
INSTALLATIONS-CHURN                  $25.00              $25.00


  YEAR ENDING DECEMBER 31,             1996      1997      1998      1999      2000      2001      2002
                                       ----      ----      ----      ----      ----      ----      ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                     5%        3%        3%        3%        3%        3%        3%
EXPANDED BASIC                           15%        3%        3%        3%        3%        3%        3%
NEW PRODUCT TIER #1                       8%        3%        3%        3%        3%        3%        3%
NEW PRODUCT TIER #2                       0%        3%        3%        3%        3%        3%        3%
NEW PRODUCT TIER #3                       0%        3%        3%        3%        3%        3%        3%
PAY                                       0%        1%        1%        1%        1%        1%        1%
PAY PER VIEW                              0%        3%        3%        3%        3%        3%        3%
CONVERTER/REMOTE RENTALS                 -7%        3%        3%        3%        3%        3%        3%
INSTALLATIONS-NEW                         0%        3%        3%        3%        3%        3%        3%
INSTALLATIONS-CHURN                       0%        3%        3%        3%        3%        3%        3%

AVERAGE RATES
- -------------
BASIC                                $18.15    $18.69    $19.25    $19.83    $20.42    $21.04    $21.67
EXPANDED BASIC                         4.33      4.46      4.59      4.73      4.87      5.02      5.17
NEW PRODUCT TIER #1                    4.71      4.85      5.00      5.15      5.30      5.46      5.63
NEW PRODUCT TIER #2                    5.00      5.15      5.30      5.46      5.63      5.80      5.97
NEW PRODUCT TIER #3                    4.00      4.12      4.24      4.37      4.50      4.64      4.78
PAY                                    6.41      6.47      6.54      6.60      6.67      6.74      6.80
PAY PER VIEW                           5.35      5.51      5.67      5.84      6.02      6.20      6.39
CONVERTERS RENTALS                     1.94      2.00      2.06      2.12      2.18      2.25      2.32
INSTALLATIONS-NEW                     50.00     51.50     53.05     54.64     56.28     57.96     59.70
INSTALLATIONS-CHURN                   25.00     25.75     26.52     27.32     28.14     28.98     29.85

  FALCON CABLE SYSTEMS CO.                                             EXHIBIT G
  COOS BAY REGION - OREGON
   AS OF DECEMBER 31, 1995


                                   10.47
                                   13.04          15.84        18.85       21.97       25.06       27.83       30.37
  YEAR ENDING DECEMBER 31,          1996           1997         1998        1999        2000        2001        2002        TOTAL
                                    ----           ----         ----        ----        ----        ----        ----        -----
REVENUES:
BASIC                         $3,914,100     $4,065,049   $4,221,774  $4,384,494  $4,553,437  $4,728,839  $4,910,947  $30,778,640
EXPANDED BASIC                   908,426        943,459      979,834   1,017,599   1,056,809   1,097,519   1,139,784    7,143,430
NEW PRODUCT TIER #1              689,424        716,012      743,617     772,278     802,036     832,931     865,007    5,421,304
NEW PRODUCT TIER #2              123,428        184,284      278,656     398,173     475,987     494,323     513,359    2,468,210
NEW PRODUCT TIER #3                    0          8,998       27,956      70,198     123,026     145,931     151,551      527,660
PAY TV                           535,549        545,460      569,828     587,571     598,362     609,346     620,524    4,066,640
PAY PER VIEW                     117,054        146,669      194,181     244,910     290,174     329,793     368,744    1,691,527
CONVERTER RENTALS                195,298        211,536      233,225     256,271     280,743     306,717     334,273    1,818,063
INSTALLATIONS                    120,276        124,906      129,713     134,704     139,886     145,265     150,850      945,601
COMMERCIAL                       180,101        185,504      191,069     196,801     202,705     208,786     215,050    1,380,014
ADVERTISING                      234,370        287,103      344,524     404,816     465,538     521,402     573,543    2,831,296
MISCELLANEOUS                    481,812        504,615      530,390     558,062     585,759     612,332     639,480    3,912,450
                              ----------     ----------   ----------  ----------  ----------  ----------  ----------  -----------

TOTAL REVENUES                $7,499,836     $7,923,595   $8,444,768  $9,025,877  $9,574,462 $10,033,185 $10,483,111  $62,984,835

OPERATING EXPENSES:
OPERATIONS                    $1,196,962     $1,249,151   $1,307,749  $1,370,303  $1,432,593  $1,491,797  $1,551,946   $9,600,500
GENERAL & ADMINISTRATIVE         698,451        726,694      757,355     789,832     822,602     854,733     887,618    5,537,283
SALES & MARKETING                326,286        438,458      493,157     537,082     581,692     624,202     665,232    3,666,110
PROGRAMMING                    1,355,282      1,426,052    1,523,585   1,628,347   1,722,792   1,801,645   1,879,190   11,336,892
                              ----------     ----------   ----------  ----------  ----------  ----------  ----------  -----------

TOTAL OPERATING EXPENSES      $3,576,981     $3,840,354   $4,081,846  $4,325,562  $4,559,679  $4,772,376  $4,983,987  $30,140,786
                              ----------     ----------   ----------  ----------  ----------  ----------  ----------  -----------

OPERATING INCOME              $3,922,856     $4,083,241   $4,362,922  $4,700,314  $5,014,784  $5,260,808  $5,499,125  $32,844,049

OPERATING MARGIN                    52.3%          51.5%        51.7%       52.1%       52.4%       52.4%       52.5%

TOTAL REVENUE/BASIC SUB/MONTH     $34.77         $36.43       $38.51      $40.82      $42.95      $44.63      $46.25
CASH FLOW/BASIC SUB/MONTH         $18.19         $18.77       $19.90      $21.26      $22.49      $23.40      $24.26

                                      16%            16%          15%         15%         15%         15%         15%
G & A PERCENTAGE OF REVENUE            9%             9%           9%          9%          9%          9%          8%
SALES & MARKETING % OF REVENUE       4.4%           5.5%         5.8%        6.0%        6.1%        6.2%        6.3%
PROGRAMMING % OF REVENUE              18%            18%          18%         18%         18%         18%         18%

      FALCON CABLE SYSTEMS CO.                                         EXHIBIT H
      COOS BAY REGION - OREGON
      AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                 1996        1997        1998        1999        2000        2001        2002       TOTAL
                                           ----        ----        ----        ----        ----        ----        ----       -----
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT                 $6,830,072
ADDITIONAL MILES OF PLANT                   3.3         3.4         3.4         3.4         3.6         3.6         3.7
AERIAL PLANT PER MILE                   $12,000     $12,240     $12,485     $12,734     $12,989     $13,249     $13,514
UNDERGROUND PLANT PER MILE              $18,000     $18,360     $18,727     $19,102     $19,484     $19,873     $20,271
PERCENTAGE OF PLANT AERIAL                   20%         20%         20%         20%         20%         20%         20%
PERCENTAGE OF PLANT UNDERGROUND              80%         80%         80%         80%         80%         80%         80%
AVERAGE COST PER CONVERTER                 $110        $112        $114        $117        $119        $121        $124
PERCENTAGE CONVERTER USE                   47.2%         50%         53%         56%         59%         62%         65%
PERCENTAGE REPLACEMENT                        5%          5%          5%          5%          5%          5%          5%
INSTALLATION COST PER SUBSCRIBER             $55         $56         $57         $58         $60         $61         $62
MISC. CAPITAL PER SUBSCRIBER                  $5          $5          $5          $5          $5          $6          $6
INFLATION FACTOR FOR CAPITALS                 2%          2%          2%          2%          2%          2%          2%        115%

ANNUAL COSTS:
- -------------

PLANT ADDITIONS - AERIAL                 $8,006      $8,207      $8,413      $8,624      $9,430      $9,666      $9,909     $62,253
                - UNDERGROUND            48,034      49,240      50,476      51,743      56,577      57,998      59,453     373,520
PLANT REBUILD/UPGRADE/INCL. HDND.        22,683   1,876,475   1,609,750   1,391,200      25,495      26,210      26,945   4,978,758
AVERAGE COST OF NEW CONVERTERS            7,732       8,447       9,194       9,977      10,794      11,649      12,542      70,335
CONVERTER REPLACEMENT                    46,459      50,820      55,391      60,181      65,198      70,451      75,949     424,447
INSTALLATION COSTS                      321,263     330,404     339,802     349,463     359,395     369,605     380,102   2,450,036
MISC. CAPITAL EXPENDITURES               89,872      92,432      95,064      97,769     100,551     103,410     106,350     685,449

TOTAL CAPITAL EXPENDITURES             $544,049  $2,416,024  $2,168,089  $1,968,956    $627,440    $648,989    $671,250  $9,044,798

  AS A % OF OPERATING INCOME              13.9%       59.2%       49.7%       41.9%       12.5%       12.3%       12.2%

  FALCON CABLE SYSTEMS CO.                                             EXHIBIT I
  COOS BAY REGION - OREGON
   AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                  YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7
                                  ------      ------      ------      ------      ------      ------      ------
ESTIMATED DEPRECIATION RATES        14.3%       24.5%       17.5%       12.5%        8.9%        8.9%        8.9%

DEPRECIATION - BEG. & ADTNS.        1996        1997        1998        1999        2000        2001        2002        TOTAL
                                    ----        ----        ----        ----        ----        ----        ----        -----
               YEAR 1         $1,053,762  $1,805,922  $1,289,734    $921,028    $658,509    $657,772    $658,509   $7,045,235
               YEAR 2                        345,250     591,684     422,563     301,761     215,751     215,509    2,092,519
               YEAR 3                                    309,820     530,965     379,199     270,794     193,610    1,684,389
               YEAR 4                                                281,364     482,197     344,370     245,923    1,353,854
               YEAR 5                                                             89,661     153,660     109,739      353,060
               YEAR 6                                                                         92,741     158,938      251,678
               YEAR 7                                                                                     95,922       95,922

TOTAL DEPRECIATION            $1,053,762  $2,151,172  $2,191,238  $2,155,919  $1,911,328  $1,735,088  $1,678,150  $12,876,657
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------

  FALCON CABLE SYSTEMS CO.                                            EXHIBIT J
  COOS BAY REGION - OREGON
  AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                               7
AVERAGE SUBSCRIBER LIFE (YEARS)                                    8
INCOME TAX RATE                                                   34%
CAPITAL GAIN RATE                                                 34%
NET FMV OF EXISTING ASSETS                                 $6,830,072
SUBSCRIBERS IN FRANCHISES                                        100%


                                                    LOW         HIGH
                                               ANALYSIS     ANALYSIS
                                               --------     --------
DEBT PERCENTAGE                                      50%          50%
EQUITY PERCENTAGE                                    50%          50%
RESIDUAL MULTIPLE (ROE & ROI)                         9            9
MULT OF PAST YEAR'S OPERATING INCOME               10.5         11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME           10.0         11.0
MULT OF NEXT YEAR'S OPERATING INCOME                9.5         10.5
TARGET RETURN ON EQUITY                           14.0%        12.0%
TARGET RETURN ON INVESTMENT                       16.6%        15.1%

                                   DALLAS, OR

         FALCON CABLE SYSTEMS CO.                                    EXHIBIT A
          DALLAS REGION - OREGON
          AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                             LOW          HIGH
                                                                          ----------    ----------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        ADJUSTED OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)         $ 3,664,003   $ 3,664,003
        VALUATION MULTIPLE                                                      10.5          11.5
                                                                         -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                      $38,472,032   $42,136,035
                                                                         -----------   -----------
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                 $ 6,190,695   $ 6,190,695
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)                     60.2%         60.2%
                                                                         -----------   -----------
        "RUNNING RATE" OPERATING INCOME                                    3,728,656     3,728,656
            VALUATION MULTIPLE                                                  10.0          11.0
                                                                         -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                      $37,286,555   $41,015,211
                                                                         -----------   -----------
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                 $ 3,962,160   $ 3,962,160
        VALUATION MULTIPLE                                                       9.5          10.5
                                                                         -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                      $37,640,524   $41,602,684
                                                                         -----------   -----------
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                                 14.0%         12.0%
        ESTIMATED FAIR MARKET VALUE                                      $31,469,600   $34,160,482
                                                                         -----------   -----------
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                                16.6%         15.1%
        ESTIMATED FAIR MARKET VALUE                                      $31,009,915   $33,500,707
                                                                         -----------   -----------


SUMMARY OF VALUES
- -----------------

I.     MULTIPLE OF PAST YEAR'S OPERATING INCOME                          $38,472,032   $42,136,035
II.    MULTIPLE OF "RUNNING RATE" OPERATING INCOME                        37,286,555    41,015,211
III.   MULTIPLE OF NEXT YEAR'S OPERATING INCOME                           37,640,524    41,602,684
IV.    DISCOUNTED CASH FLOW RETURN ON EQUITY                              31,469,600    34,160,482
V.     DISCOUNTED CASH FLOW RETURN ON INVESTMENT                          31,009,915    33,500,707
                                                                         -----------   -----------
RANGE OF ESTIMATED FAIR MARKET VALUES                                    $33,789,000   $36,878,000

ESTIMATED FAIR MARKET VALUE                                                      $35,334,000
                                                                                 -----------

         FALCON CABLE SYSTEMS CO.                                   EXHIBIT B
          DALLAS REGION - OREGON                                 LOW ANALYSIS
          AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                          1996          1997          1998          1999
                                              ----------    ----------    ----------    ----------
REVENUES                                      $6,671,920    $7,164,985    $7,802,502    $8,481,542
OPERATING EXPENSES                             2,709,760     2,923,366     3,170,665     3,439,033
                                              ----------    ----------    ----------    ----------
OPERATING INCOME                              $3,962,160    $4,241,619    $4,631,838    $5,042,508
   OPERATING MARGIN                                 0.59          0.59          0.59          0.59
PARENT SERVICES/MGT FEE (5%)                     333,596       358,249       390,125       424,077
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     1,298,800
SUBSCRIBER LIST (8)                              402,267       402,267       402,267       402,267
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   1,254,936     2,634,296     2,869,764     2,667,109
INTEREST                                       1,519,872     1,633,247     1,842,049     1,746,684
                                              ----------    ----------    ----------    ----------
PRE-TAX INCOME                                 ($847,310)  ($2,085,239)  ($2,171,167)  ($1,496,429)
INCOME TAX (EXPENSE)/BENEFIT                     288,085       708,981       738,197       508,786
                                              ----------    ----------    ----------    ----------
NET INCOME                                     ($559,225)  ($1,376,258)  ($1,432,970)    ($987,643)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                 ($847,310)  ($2,085,239)  ($2,171,167)  ($1,496,429)
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     1,298,800
SUBSCRIBER LIST (8)                              402,267       402,267       402,267       402,267
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   1,254,936     2,634,296     2,869,764     2,667,109
EQUITY                                        15,198,715
DEBT                                          15,198,715     1,133,754     2,088,021             0
RESIDUAL VALUE IN YEAR 7
                                              ----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH                        $32,506,124    $3,383,877    $4,487,685    $2,871,747

USES OF CASH -
PURCHASE PRICE - CURRENT                     $31,469,600
CAPITAL EXPENDITURES                             936,193     3,384,208     3,534,035       789,812
DEBT RETIREMENT                                        0             0       953,649     2,081,935
TAXES PAID ON NET INCOME                               0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                              ----------    ----------    ----------    ----------
TOTAL USES OF CASH                           $32,405,792    $3,384,208    $4,487,685    $2,871,747

ANNUAL CASH INCREASE/(DECREASE)                 $100,331         ($331)           $0           ($0)
CUMULATIVE CASH                                  100,331       100,000       100,000       100,000



  YEAR ENDING DECEMBER 31,                          2000          2001          2002         TOTAL
                                              ----------    ----------    ----------    ----------
REVENUES                                      $9,145,030    $9,786,141   $10,403,766   $59,455,887
OPERATING EXPENSES                             3,706,819     3,973,497     4,242,635    24,165,775
                                              ----------    ----------    ----------    ----------
OPERATING INCOME                              $5,438,211    $5,812,644    $6,161,131   $35,290,111
   OPERATING MARGIN                                 0.59          0.59          0.59
PARENT SERVICES/MGT FEE (5%)                     457,251       489,307       520,188     2,972,794
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     9,091,600
SUBSCRIBER LIST (8)                              402,267       402,267       402,267     2,815,867
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   2,138,850     1,998,349     1,998,476    15,561,781
INTEREST                                       1,538,491     1,278,505     1,077,283    10,636,130
                                              ----------    ----------    ----------    ----------
PRE-TAX INCOME                                 ($397,448)     $345,416      $864,117   ($5,788,060)
INCOME TAX (EXPENSE)/BENEFIT                     135,132      (117,441)     (293,800)    1,967,941
                                              ----------    ----------    ----------    ----------
NET INCOME                                     ($262,316)     $227,975      $570,317   ($3,820,120)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                 ($397,448)     $345,416      $864,117   ($5,788,060)
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     9,091,600
SUBSCRIBER LIST (8)                              402,267       402,267       402,267     2,815,867
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   2,138,850     1,998,349     1,998,476    15,561,781
EQUITY                                                                                  15,198,715
DEBT                                                   0             0             0    18,420,490
RESIDUAL VALUE IN YEAR 7                                                  55,450,179    55,450,179
                                              ----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH                         $3,442,469    $4,044,832   $60,013,839  $110,750,571

USES OF CASH -
PURCHASE PRICE - CURRENT                                                               $31,469,600
CAPITAL EXPENDITURES                             842,613       888,014       932,782    11,307,657
DEBT RETIREMENT                                2,599,856     2,012,221    10,772,828    18,420,490
TAXES PAID ON NET INCOME                               0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                             11,680,397    11,680,397
                                              ----------    ----------    ----------    ----------
TOTAL USES OF CASH                            $3,442,469    $2,900,235   $23,386,008   $72,878,144

ANNUAL CASH INCREASE/(DECREASE)                       $0    $1,144,597   $36,627,831   $37,872,428
CUMULATIVE CASH                                  100,000     1,244,597    37,872,428

         FALCON CABLE SYSTEMS CO.                                    EXHIBIT B
         DALLAS REGION - OREGON                                  HIGH ANALYSIS
         AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                          1996          1997          1998          1999
                                              ----------    ----------    ----------    ----------
REVENUES                                      $6,671,920    $7,164,985    $7,802,502    $8,481,542
OPERATING EXPENSES                             2,709,760     2,923,366     3,170,665     3,439,033
                                              ----------    ----------    ----------    ----------
OPERATING INCOME                              $3,962,160    $4,241,619    $4,631,838    $5,042,508
   OPERATING MARGIN                                 0.59          0.59          0.59          0.59
PARENT SERVICES/MGT FEE (5%)                     333,596       358,249       390,125       424,077
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     1,298,800
SUBSCRIBER LIST (8)                              402,267       402,267       402,267       402,267
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   1,254,936     2,634,296     2,869,764     2,667,109
INTEREST                                       1,661,498     1,790,608     2,026,768     1,922,517
                                              ----------    ----------    ----------    ----------
PRE-TAX INCOME                                 ($988,936)  ($2,242,600)  ($2,355,886)  ($1,672,261)
INCOME TAX (EXPENSE)/BENEFIT                     336,238       762,484       801,001       568,569
                                              ----------    ----------    ----------    ----------
NET INCOME                                     ($652,698)  ($1,480,116)  ($1,554,885)  ($1,103,693)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                 ($988,936)  ($2,242,600)  ($2,355,886)  ($1,672,261)
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     1,298,800
SUBSCRIBER LIST (8)                              402,267       402,267       402,267       402,267
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   1,254,936     2,634,296     2,869,764     2,667,109
EQUITY                                        16,614,975
DEBT                                          16,614,975     1,291,103     2,361,604             0
RESIDUAL VALUE IN YEAR 7
                                              ----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH                        $35,197,017    $3,383,865    $4,576,548    $2,695,914

USES OF CASH -
PURCHASE PRICE - CURRENT                     $34,160,482
CAPITAL EXPENDITURES                             936,193     3,384,208     3,534,035       789,812
DEBT RETIREMENT                                        0             0     1,042,513     1,906,102
TAXES PAID ON NET INCOME                               0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                              ----------    ----------    ----------    ----------
TOTAL USES OF CASH                           $35,096,674    $3,384,208    $4,576,548    $2,695,914

ANNUAL CASH INCREASE/(DECREASE)                 $100,343         ($343)           $0           ($0)
CUMULATIVE CASH                                  100,343       100,000       100,000       100,000

  YEAR ENDING DECEMBER 31,                          2000          2001          2002         TOTAL
                                              ----------    ----------    ----------    ----------
REVENUES                                      $9,145,030    $9,786,141   $10,403,766   $59,455,887
OPERATING EXPENSES                             3,706,819     3,973,497     4,242,635    24,165,775
                                              ----------    ----------    ----------    ----------
OPERATING INCOME                              $5,438,211    $5,812,644    $6,161,131   $35,290,111
   OPERATING MARGIN                                 0.59          0.59          0.59
PARENT SERVICES/MGT FEE (5%)                     457,251       489,307       520,188     2,972,794
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     9,091,600
SUBSCRIBER LIST (8)                              402,267       402,267       402,267     2,815,867
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   2,138,850     1,998,349     1,998,476    15,561,781
INTEREST                                       1,731,907     1,491,263     1,196,857    11,821,416
                                              ----------    ----------    ----------    ----------
PRE-TAX INCOME                                 ($590,864)     $132,658      $744,544   ($6,973,347)
INCOME TAX (EXPENSE)/BENEFIT                     200,894       (45,104)     (253,145)    2,370,938
                                              ----------    ----------    ----------    ----------
NET INCOME                                     ($389,970)      $87,554      $491,399   ($4,602,409)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                 ($590,864)     $132,658      $744,544   ($6,973,347)
FRANCHISE AMORTIZATION (15)                    1,298,800     1,298,800     1,298,800     9,091,600
SUBSCRIBER LIST (8)                              402,267       402,267       402,267     2,815,867
NON-COMPETE COVENANTS (0)                              0             0             0             0
DEPRECIATION                                   2,138,850     1,998,349     1,998,476    15,561,781
EQUITY                                                                                  16,614,975
DEBT                                                   0             0             0    20,267,682
RESIDUAL VALUE IN YEAR 7                                                  55,450,179    55,450,179
                                              ----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH                         $3,249,053    $3,832,074   $59,894,265  $112,828,737

USES OF CASH -
PURCHASE PRICE - CURRENT                                                               $34,160,482
CAPITAL EXPENDITURES                             842,613       888,014       932,782    11,307,657
DEBT RETIREMENT                                2,406,440     2,944,060    11,968,566    20,267,682
TAXES PAID ON NET INCOME                               0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                             10,362,500    10,362,500
                                              ----------    ----------    ----------    ----------
TOTAL USES OF CASH                            $3,249,053    $3,832,074   $23,263,849   $76,098,320

ANNUAL CASH INCREASE/(DECREASE)                       $0            $0   $36,630,416   $36,730,416
CUMULATIVE CASH                                  100,000       100,000    36,730,416

         FALCON CABLE SYSTEMS CO.                                     EXHIBIT C
          DALLAS REGION - OREGON                                   LOW ANALYSIS
          AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------

TOTAL YEAR 1 CASH REQUIREMENTS               $30,397,431
YEAR 1 DEBT REQUIREMENTS                      15,198,715
YEAR 1 EQUITY REQUIREMENTS                    15,198,715

FINANCING AVAILABLE                          $23,816,020   $25,754,042   $27,570,525   $30,106,944
UNUSED LEVERAGE                                8,617,304     9,421,573    10,103,684    14,722,038

SENIOR DEBT:                                        1996          1997          1998          1999
                                              ----------   -----------   -----------   -----------

BEGINNING DEBT                                        $0   $15,198,715   $15,198,715   $14,245,066
DEBT ADDED                                    15,198,715             0             0             0
TOTAL ANNUAL PAYMENTS                          1,519,872     1,519,872     2,473,521     2,473,521
INTEREST                                       1,519,872     1,519,872     1,519,872     1,424,507
PRINCIPAL REPAYMENT                                    0             0       953,649     1,049,014
ENDING BALANCE                                15,198,715    15,198,715    14,245,066    13,196,052

LINE OF CREDIT:

BEGINNING DEBT                                        $0            $0    $1,133,754    $3,221,775
BORROWINGS                                             0     1,133,754     2,088,021             0
PRINCIPAL PAYMENTS                                     0             0             0     1,032,921
INTEREST                                               0       113,375       322,177       322,177

SENIOR DEBT COVERAGE                                 3.8           3.6           3.1           2.6
LOC DEBT COVERAGE                                    0.0           0.3           0.7           0.4
TOTAL DEBT COVERAGE                                  3.8           3.9           3.8           3.1

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                          $32,776,305   $35,348,370   $37,782,186
UNUSED LEVERAGE                               19,991,255    24,575,541    28,405,596

SENIOR DEBT:                                        2000          2001          2002         TOTAL
                                             -----------   -----------   -----------    ----------

BEGINNING DEBT                               $13,196,052   $12,042,136   $10,772,828
DEBT ADDED                                             0             0             0    15,198,715
TOTAL ANNUAL PAYMENTS                          2,473,521     2,473,521     2,473,521    15,407,348
INTEREST                                       1,319,605     1,204,214     1,077,283     9,585,223
PRINCIPAL REPAYMENT                            1,153,916     1,269,307     1,396,238     5,822,125
ENDING BALANCE                                12,042,136    10,772,828     9,376,590

LINE OF CREDIT:

BEGINNING DEBT                                $2,188,854      $742,914            $0            $0
BORROWINGS                                             0             0             0     3,221,775
PRINCIPAL PAYMENTS                             1,445,940       742,914             0     3,221,775
INTEREST                                         218,885        74,291             0     1,050,907

SENIOR DEBT COVERAGE                                 2.2           1.9           1.5
LOC DEBT COVERAGE                                    0.1           0.0           0.0
TOTAL DEBT COVERAGE                                  2.4           1.9           1.5

         FALCON CABLE SYSTEMS CO.                                    EXHIBIT C
          DALLAS REGION - OREGON                                 HIGH ANALYSIS
          AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS               $33,229,950
YEAR 1 DEBT REQUIREMENTS                      16,614,975
YEAR 1 EQUITY REQUIREMENTS                    16,614,975

FINANCING AVAILABLE                          $27,480,023   $29,716,203   $31,812,144   $34,738,782
UNUSED LEVERAGE                               10,865,047    11,810,125    12,586,976    17,419,715


SENIOR:                                             1996          1997          1998          1999
                                              ----------   -----------   -----------   -----------

BEGINNING DEBT                                        $0   $16,614,975   $16,614,975   $15,572,462
DEBT ADDED                                    16,614,975             0             0             0
TOTAL ANNUAL PAYMENTS                          1,661,498     1,661,498     2,704,011     2,704,011
INTEREST                                       1,661,498     1,661,498     1,661,498     1,557,246
PRINCIPAL REPAYMENT                                    0             0     1,042,513     1,146,764
ENDING BALANCE                                16,614,975    16,614,975    15,572,462    14,425,697

LINE OF CREDIT:

BEGINNING DEBT                                        $0            $0    $1,291,103    $3,652,707
BORROWINGS                                             0     1,291,103     2,361,604             0
PRINCIPAL PAYMENTS                                     0             0             0       759,338
INTEREST                                               0       129,110       365,271       365,271

SENIOR DEBT COVERAGE                                 4.2           3.9           3.4           2.9
LOC DEBT COVERAGE                                    0.0           0.3           0.8           0.6
TOTAL DEBT COVERAGE                                  4.2           4.2           4.2           3.4


DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                          $37,818,813   $40,786,580   $43,594,830
UNUSED LEVERAGE                               22,906,186    29,009,909    33,344,502


SENIOR:                                             2000          2001          2002         TOTAL
                                             -----------   -----------   -----------   -----------

BEGINNING DEBT                               $14,425,697   $13,164,256   $11,776,671
DEBT ADDED                                             0             0             0   $16,614,975
TOTAL ANNUAL PAYMENTS                          2,704,011     2,704,011     2,704,011    16,843,048
INTEREST                                       1,442,570     1,316,426     1,177,667    10,478,401
PRINCIPAL REPAYMENT                            1,261,441     1,387,585     1,526,344     6,364,647
ENDING BALANCE                                13,164,256    11,776,671    10,250,328

LINE OF CREDIT:

BEGINNING DEBT                                $2,893,369    $1,748,370      $191,895            $0
BORROWINGS                                             0             0             0     3,652,707
PRINCIPAL PAYMENTS                             1,144,999     1,556,475       191,895     3,652,707
INTEREST                                         289,337       174,837        19,189     1,343,015

SENIOR DEBT COVERAGE                                 2.4           2.0           1.7
LOC DEBT COVERAGE                                    0.3           0.0           0.0
TOTAL DEBT COVERAGE                                  2.7           2.1           1.7

         FALCON CABLE SYSTEMS CO.                                    EXHIBIT D
          DALLAS REGION - OREGON
          AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                          1996          1997          1998          1999
                                              ----------    ----------    ----------    ----------
REVENUES                                      $6,671,920    $7,164,985    $7,802,502    $8,481,542
OPERATING EXPENSES                             2,709,760     2,923,366     3,170,665     3,439,033
                                              ----------    ----------    ----------    ----------
OPERATING INCOME                               3,962,160     4,241,619     4,631,838     5,042,508
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES                     936,193     3,384,208     3,534,035       789,812
                                              ----------    ----------    ----------    ----------
TOTAL CASH FLOW                               $3,025,968      $857,411    $1,097,802    $4,252,696

NET PRESENT VALUE @ 16.6%                    $31,009,915
                                              ----------


NET PRESENT VALUE @ 15.1%                    $33,500,707
                                              ----------

  YEAR ENDING DECEMBER 31,                          2000          2001          2002         TOTAL
                                              ----------    ----------   -----------   -----------
REVENUES                                      $9,145,030    $9,786,141   $10,403,766   $59,455,887
OPERATING EXPENSES                             3,706,819     3,973,497     4,242,635    24,165,775

OPERATING INCOME                               5,438,211     5,812,644     6,161,131    35,290,111
  PLUS: RESIDUAL VALUE                                                    55,450,179    55,450,179
  LESS: CAPITAL EXPENDITURES                     842,613       888,014       932,782    11,307,657

TOTAL CASH FLOW                               $4,595,598    $4,924,630   $60,678,528   $79,432,634


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

         FALCON CABLE SYSTEMS CO.                                    EXHIBIT E
          DALLAS REGION - OREGON
          AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,                          1996          1997          1998          1999
                                                  ------         -----         -----         -----
BEGINNING MILES                                    466.6
MILES ADDED                                         13.0          13.0          13.5          13.5
CUMULATIVE MILES                                   479.6         492.6         506.1         519.6
DENSITY OF ADDITIONAL PLANT                           37            37            37            37

HOMES PASSED - BEGINNING                          23,770
  NEW HOMES & EXTENSIONS                             475           485           495           504
HOMES PASSED - ENDING                             24,245        24,730        25,225        25,729
GROWTH IN HOMES                                      2.0%          2.0%          2.0%          2.0%

BASIC - BEGINNING SUBSCRIBERS                     16,928        17,388        17,859        18,343
          AVERAGE SUBSCRIBERS                     17,158        17,623        18,101        18,558
          ENDING SUBSCRIBERS                      17,388        17,859        18,343        18,774
          PENETRATION                               71.7%         72.2%         72.7%         73.0%

EXPANDED BASIC - BEGINNING                        12,481        12,820        13,168        13,524
          AVERAGE SUBSCRIBERS                     12,651        12,994        13,346        13,683
          ENDING SUBSCRIBERS                      12,820        13,168        13,524        13,842
          PENETRATION                               73.7%         73.7%         73.7%         73.7%

NEW PRODUCT TIER #1 - BEGINNING                    7,458         7,834         8,493         9,182
          AVERAGE SUBSCRIBERS                      7,646         8,164         8,838         9,290
          ENDING SUBSCRIBERS                       7,834         8,493         9,182         9,398
          PENETRATION                               45.1%         47.6%         50.1%         50.1%

NEW PRODUCT TIER #2 - BEGINNING                        0             0           536         1,834
          AVERAGE SUBSCRIBERS                          0           268         1,185         2,325
          ENDING SUBSCRIBERS                           0           536         1,834         2,816
          PENETRATION                                0.0%          3.0%         10.0%         15.0%

NEW PRODUCT TIER #3 - BEGINNING                        0             0           536         1,834
          AVERAGE SUBSCRIBERS                          0           268         1,185         2,325
          ENDING SUBSCRIBERS                           0           536         1,834         2,816
          PENETRATION                                0.0%          3.0%         10.0%         15.0%

PAY TV - BEGINNING UNITS                           7,380         7,407         7,786         8,180
          AVERAGE UNITS                            7,393         7,596         7,983         8,276
          ENDING UNITS                             7,407         7,786         8,180         8,372
          PENETRATION                               42.6%         43.6%         44.6%         44.6%

PAY PER VIEW - BEGINNING UNITS/MO                    359           515           833         1,401
          AVERAGE UNITS                              437           674         1,117         1,716
          ENDING UNITS                               515           833         1,401         2,031
          AVERAGE BUY RATE/MO                        6.8%          9.8%         14.8%         19.8%

CONVERTER RENTALS - BEG.                           7,977         8,368         9,130         9,928
          AVERAGE SUBSCRIBERS                      8,172         8,749         9,529        10,326
          ENDING SUBSCRIBERS                       8,368         9,130         9,928        10,724
          PENETRATION                               48.1%         51.1%         54.1%         57.1%

ADDRESSABLE HOMES                                  6,810         7,604         8,524         9,488
          AVERAGE HOMES                            7,207         8,064         9,006         9,882
          ENDING HOMES                             7,604         8,524         9,488        10,275
          PENETRATION                               43.7%         47.7%         51.7%         54.7%

BASIC CHURN RATE                                      28%           28%           28%           28%


  YEAR ENDING DECEMBER 31,                          2000          2001          2002
                                                  ------         -----         -----
BEGINNING MILES
MILES ADDED                                         14.5          15.0          15.5
CUMULATIVE MILES                                   534.1         549.1         564.6
DENSITY OF ADDITIONAL PLANT                           35            35            35

HOMES PASSED - BEGINNING
  NEW HOMES & EXTENSIONS                             515           525           535
HOMES PASSED - ENDING                             26,244        26,769        27,304
GROWTH IN HOMES                                      2.0%          2.0%          2.0%

BASIC - BEGINNING SUBSCRIBERS                     18,774        19,215        19,666
          AVERAGE SUBSCRIBERS                     18,994        19,440        19,897
          ENDING SUBSCRIBERS                      19,215        19,666        20,128
          PENETRATION                               73.2%         73.5%         73.7%

EXPANDED BASIC - BEGINNING                        13,842        14,167        14,500
          AVERAGE SUBSCRIBERS                     14,004        14,333        14,670
          ENDING SUBSCRIBERS                      14,167        14,500        14,840
          PENETRATION                               73.7%         73.7%         73.7%

NEW PRODUCT TIER #1 - BEGINNING                    9,398         9,618         9,844
          AVERAGE SUBSCRIBERS                      9,508         9,731         9,960
          ENDING SUBSCRIBERS                       9,618         9,844        10,075
          PENETRATION                               50.1%         50.1%         50.1%

NEW PRODUCT TIER #2 - BEGINNING                    2,816         3,843         3,933
          AVERAGE SUBSCRIBERS                      3,330         3,888         3,979
          ENDING SUBSCRIBERS                       3,843         3,933         4,026
          PENETRATION                               20.0%         20.0%         20.0%

NEW PRODUCT TIER #3 - BEGINNING                    2,816         3,843         3,933
          AVERAGE SUBSCRIBERS                      3,330         3,888         3,979
          ENDING SUBSCRIBERS                       3,843         3,933         4,026
          PENETRATION                               20.0%         20.0%         20.0%

PAY TV - BEGINNING UNITS                           8,372         8,569         8,770
          AVERAGE UNITS                            8,471         8,670         8,873
          ENDING UNITS                             8,569         8,770         8,976
          PENETRATION                               44.6%         44.6%         44.6%

PAY PER VIEW - BEGINNING UNITS/MO                  2,031         2,581         3,171
          AVERAGE UNITS                            2,306         2,876         3,496
          ENDING UNITS                             2,581         3,171         3,822
          AVERAGE BUY RATE/MO                       23.3%         26.8%         30.3%

CONVERTER RENTALS - BEG.                          10,724        11,553        12,414
          AVERAGE SUBSCRIBERS                     11,138        11,983        12,710
          ENDING SUBSCRIBERS                      11,553        12,414        13,007
          PENETRATION                               60.1%         63.1%         64.6%

ADDRESSABLE HOMES                                 10,275        11,093        11,845
          AVERAGE HOMES                           10,684        11,469        12,235
          ENDING HOMES                            11,093        11,845        12,626
          PENETRATION                               57.7%         60.2%         62.7%

BASIC CHURN RATE                                      28%           28%           28%

    FALCON CABLE SYSTEMS CO.                                         EXHIBIT F
     DALLAS REGION - OREGON
    AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                    RUNNING RATES
                                       AS OF            AVERAGE RATES
CURRENT RATES                       DECEMBER 1995          FOR 1996
- -------------                       -------------       -------------
BASIC                               $16.47                  $17.15
EXPANDED BASIC                       $5.94                   $6.82
NEW PRODUCT TIER #1                  $4.35                   $5.47
NEW PRODUCT TIER #2                  $4.00                   $4.00
NEW PRODUCT TIER #3                  $4.00                   $4.00
PAY                                  $6.96                   $6.96
PAY PER VIEW                         $9.99                   $6.96
CONVERTER RENTALS                    $0.70                   $0.96
INSTALLATIONS-NEW                   $50.00                  $50.00
INSTALLATIONS-CHURN                 $25.00                  $25.00


  YEAR ENDING DECEMBER 31,            1996      1997          1998        1999       2000       2001       2002
                                      ----      ----          ----        ----       ----       ----       ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                    4%        3%            3%          3%         3%         3%         3%
EXPANDED BASIC                          15%        3%            3%          3%         3%         3%         3%
NEW PRODUCT TIER #1                     26%        3%            3%          3%         3%         3%         3%
NEW PRODUCT TIER #2                      0%        3%            3%          3%         3%         3%         3%
NEW PRODUCT TIER #3                      0%        3%            3%          3%         3%         3%         3%
PAY                                      0%        1%            1%          1%         1%         1%         1%
PAY PER VIEW                             0%        3%            3%          3%         3%         3%         3%
CONVERTER/REMOTE RENTALS                37%        3%            3%          3%         3%         3%         3%
INSTALLATIONS-NEW                        0%        3%            3%          3%         3%         3%         3%
INSTALLATIONS-CHURN                      0%        3%            3%          3%         3%         3%         3%

AVERAGE RATES
- -------------
BASIC                               $17.15    $17.67        $18.20      $18.74     $19.31     $19.89     $20.48
EXPANDED BASIC                        6.82      7.03          7.24        7.45       7.68       7.91       8.15
NEW PRODUCT TIER #1                   5.47      5.63          5.80        5.97       6.15       6.34       6.53
NEW PRODUCT TIER #2                   4.00      4.12          4.24        4.37       4.50       4.64       4.78
NEW PRODUCT TIER #3                   4.00      4.12          4.24        4.37       4.50       4.64       4.78
PAY                                   6.96      7.03          7.10        7.17       7.24       7.31       7.39
PAY PER VIEW                          9.99     10.29         10.59       10.91      11.24      11.58      11.92
CONVERTERS RENTALS                    0.96      0.99          1.02        1.05       1.09       1.12       1.15
INSTALLATIONS-NEW                    50.00     51.50         53.05       54.64      56.28      57.96      59.70
INSTALLATIONS-CHURN                  25.00     25.75         26.52       27.32      28.14      28.98      29.85

       FALCON CABLE SYSTEMS CO.                                      EXHIBIT G
        DALLAS REGION - OREGON
       AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                     1996          1997          1998          1999
                                         ----------    ----------    ----------    ----------
REVENUES:
BASIC                                    $3,531,731    $3,736,395    $3,952,729    $4,174,155
EXPANDED BASIC                            1,035,600     1,095,613     1,159,048     1,223,977
NEW PRODUCT TIER #1                         501,690       551,725       615,168       666,039
NEW PRODUCT TIER #2                               0        13,244        60,345       121,956
NEW PRODUCT TIER #3                               0        13,244        60,345       121,956
PAY TV                                      617,483       640,781       680,140       712,172
PAY PER VIEW                                 52,349        83,168       142,029       224,763
CONVERTER RENTALS                            94,583       104,294       116,999       130,588
INSTALLATIONS                               113,515       120,058       126,972       131,273
COMMERCIAL                                  236,291       243,380       250,681       258,202
ADVERTISING                                 247,294       309,117       370,941       435,855
MISCELLANEOUS                               241,384       253,965       267,105       280,605
                                         ----------    ----------    ----------    ----------
TOTAL REVENUES                           $6,671,920    $7,164,985    $7,802,502    $8,481,542

OPERATING EXPENSES:
OPERATIONS                                 $811,276      $861,632      $919,592      $980,196
GENERAL & ADMINISTRATIVE                    505,962       534,237       565,599       598,071
SALES & MARKETING                           274,794       333,108       373,741       416,013
PROGRAMMING                               1,117,728     1,194,390     1,311,733     1,444,754
                                         ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                 $2,709,760    $2,923,366    $3,170,665    $3,439,033
                                         ----------    ----------    ----------    ----------
OPERATING INCOME                         $3,962,160    $4,241,619    $4,631,838    $5,042,508

OPERATING MARGIN                               59.4%         59.2%         59.4%         59.5%

TOTAL REVENUE/BASIC SUB/MONTH                $32.40        $33.88        $35.92        $38.09
CASH FLOW/BASIC SUB/MONTH                    $19.24        $20.06        $21.32        $22.64

OPERATIONS % OF REVENUE                          12%           12%           12%           12%
G & A PERCENTAGE OF REVENUE                       8%            7%            7%            7%
SALES & MARKETING % OF REVENUE                  4.1%          4.6%          4.8%          4.9%
PROGRAMMING % OF REVENUE                         17%           17%           17%           17%

  YEAR ENDING DECEMBER 31,                     2000         2001         2002         TOTAL
                                         ----------   ----------   ----------   -----------
REVENUES:
BASIC                                    $4,400,419   $4,638,892   $4,890,233   $29,324,555
EXPANDED BASIC                            1,290,323    1,360,250    1,433,950     8,598,762
NEW PRODUCT TIER #1                         702,142      740,194      780,298     4,557,257
NEW PRODUCT TIER #2                         179,874      216,352      228,075       819,847
NEW PRODUCT TIER #3                         179,874      216,352      228,075       819,847
PAY TV                                      736,198      761,025      786,680     4,934,480
PAY PER VIEW                                311,072      399,558      500,308     1,713,247
CONVERTER RENTALS                           145,090      160,778      175,651       927,983
INSTALLATIONS                               138,378      145,867      153,759       929,822
COMMERCIAL                                  265,948      273,926      282,144     1,810,573
ADVERTISING                                 501,234      563,888      620,277     3,048,605
MISCELLANEOUS                               294,478      309,058      324,315     1,970,910
                                         ----------   ----------   ----------   -----------
TOTAL REVENUES                           $9,145,030   $9,786,141  $10,403,766   $59,455,887

OPERATING EXPENSES:
OPERATIONS                               $1,042,134   $1,105,440   $1,170,189    $6,890,459
GENERAL & ADMINISTRATIVE                    630,870      664,596      699,298     4,198,633
SALES & MARKETING                           458,855      500,970      540,669     2,898,148
PROGRAMMING                               1,574,960    1,702,492    1,832,479    10,178,535
                                         ----------   ----------   ----------   -----------
TOTAL OPERATING EXPENSES                 $3,706,819   $3,973,497   $4,242,635   $24,165,775
                                         ----------   ----------   ----------   -----------
OPERATING INCOME                         $5,438,211   $5,812,644   $6,161,131   $35,290,111

OPERATING MARGIN                               59.5%        59.4%        59.2%

TOTAL REVENUE/BASIC SUB/MONTH                $40.12       $41.95       $43.57
CASH FLOW/BASIC SUB/MONTH                    $23.86       $24.92       $25.80

OPERATIONS % OF REVENUE                          11%          11%          11%
G & A PERCENTAGE OF REVENUE                       7%           7%           7%
SALES & MARKETING % OF REVENUE                  5.0%         5.1%         5.2%
PROGRAMMING % OF REVENUE                         17%          17%          18%

       FALCON CABLE SYSTEMS CO.                                      EXHIBIT H
        DALLAS REGION - OREGON
       AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES

  YEAR ENDING DECEMBER 31,                     1996          1997          1998          1999
                                         ----------       -------       -------       -------
ASSUMPTIONS AND INPUTS:

BV OF EXISTING PLANT                     $7,845,728
ADDITIONAL MILES OF PLANT                      13.0          13.0          13.5          13.5
AERIAL PLANT PER MILE                       $12,000       $12,240       $12,485       $12,734
UNDERGROUND PLANT PER MILE                  $18,000       $18,360       $18,727       $19,102
PERCENTAGE OF PLANT AERIAL                        5%            5%            5%            5%
PERCENTAGE OF PLANT UNDERGROUND                  95%           95%           95%           95%
AVERAGE COST PER CONVERTER                     $110          $112          $114          $117
PERCENTAGE CONVERTER USE                         48%           51%           54%           57%
PERCENTAGE REPLACEMENT                            5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER                $55           $56           $57           $58
MISC. CAPITAL PER SUBSCRIBER                     $5            $5            $5            $5
INFLATION FACTOR FOR CAPITALS                     2%            2%            2%            2%
                                               1.02          1.04          1.06          1.08
ANNUAL COSTS:

PLANT ADDITIONS - AERIAL                     $7,800        $7,956        $8,427        $8,596
                                    -       222,300       226,746       240,176       244,980
PLANT REBUILD/UPGRADE/INCL. HDND.           269,075     2,687,225     2,796,500        27,391
AVERAGE COST OF NEW CONVERTERS               24,339        27,040        29,936        28,751
CONVERTER REPLACEMENT                        44,805        49,868        55,311        61,155
INSTALLATION COSTS                          282,085       295,493       309,524       320,469
MISC. CAPITAL EXPENDITURES                   85,789        89,880        94,161        98,470
                                         ----------       -------       -------       -------
TOTAL CAPITAL EXPENDITURES                 $936,193    $3,384,208    $3,534,035      $789,812

  AS A % OF OPERATING INCOME                   23.6%         79.8%         76.3%         15.7%




  YEAR ENDING DECEMBER 31,                     2000         2001         2002         TOTAL
                                           --------      -------      -------       -------
ASSUMPTIONS AND INPUTS:

BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                      14.5         15.0         15.5
AERIAL PLANT PER MILE                       $12,989      $13,249      $13,514
UNDERGROUND PLANT PER MILE                  $19,484      $19,873      $20,271
PERCENTAGE OF PLANT AERIAL                        5%           5%           5%
PERCENTAGE OF PLANT UNDERGROUND                  95%          95%          95%
AVERAGE COST PER CONVERTER                     $119         $121         $124
PERCENTAGE CONVERTER USE                         60%          63%          65%
PERCENTAGE REPLACEMENT                            5%           5%           5%
INSTALLATION COST PER SUBSCRIBER                $59          $60          $62
MISC. CAPITAL PER SUBSCRIBER                     $5           $6           $6
INFLATION FACTOR FOR CAPITALS                     2%           2%           2%       115%

ANNUAL COSTS:

PLANT ADDITIONS - AERIAL                     $9,417       $9,937      $10,473       $62,606
                                    -       268,389      283,197      298,489     1,784,277
PLANT REBUILD/UPGRADE/INCL. HDND.            28,684       30,074       31,537     5,870,486
AVERAGE COST OF NEW CONVERTERS               31,576       34,591       36,951       213,185
CONVERTER REPLACEMENT                        67,198       73,652       78,717       430,705
INSTALLATION COSTS                          334,549      349,244      364,579     2,255,943
MISC. CAPITAL EXPENDITURES                  102,800      107,319      112,035       690,453
                                           --------     --------     --------   -----------
TOTAL CAPITAL EXPENDITURES                 $842,613     $888,014     $932,782   $11,307,657

  AS A % OF OPERATING INCOME                   15.5%        15.3%        15.1%

       FALCON CABLE SYSTEMS CO.                                      EXHIBIT I
        DALLAS REGION - OREGON
       AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                             YEAR 1        YEAR 2        YEAR 3        YEAR 4
                                             ------        ------        ------        ------
ESTIMATED DEPRECIATION RATES                   14.3%         24.5%         17.5%         12.5%

DEPRECIATION - BEG. & ADTNS.                   1996          1997          1998          1999

               YEAR 1                    $1,254,936    $2,150,692    $1,535,958    $1,096,862
               YEAR 2                                     483,603       828,792       591,898
               YEAR 3                                                   505,014       865,485
               YEAR 4                                                                 112,864
               YEAR 5
               YEAR 6
               YEAR 7
                                         ----------    ----------    ----------    ----------
TOTAL DEPRECIATION                       $1,254,936    $2,634,296    $2,869,764    $2,667,109


                                             YEAR 5       YEAR 6       YEAR 7
                                             ------       ------       ------
ESTIMATED DEPRECIATION RATES                    8.9%         8.9%         8.9%

DEPRECIATION - BEG. & ADTNS.                   2000         2001         2002         TOTAL
                                         ----------   ----------   ----------   -----------
               YEAR 1                      $784,226     $783,347     $784,226    $8,390,247
               YEAR 2                       422,688      302,210      301,871     2,931,062
               YEAR 3                       618,103      441,401      315,589     2,745,592
               YEAR 4                       193,425      138,138       98,648       543,075
               YEAR 5                       120,409      206,356      147,373       474,138
               YEAR 6                                    126,897      217,475       344,372
               YEAR 7                                                 133,295       133,295

                                         ----------   ----------   ----------   -----------
TOTAL DEPRECIATION                       $2,138,850   $1,998,349   $1,998,476   $15,561,781

       FALCON CABLE SYSTEMS CO.                                      EXHIBIT J
        DALLAS REGION - OREGON
       AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                                          7
AVERAGE SUBSCRIBER LIFE (YEARS)                                               8
INCOME TAX RATE                                                              34%
CAPITAL GAIN RATE                                                            34%
NET FMV OF EXISTING ASSETS                                           $7,845,728
SUBSCRIBERS IN FRANCHISES                                                   100%


                                                              LOW          HIGH
                                                         ANALYSIS      ANALYSIS
                                                         --------      --------
DEBT PERCENTAGE                                                50%           50%
EQUITY PERCENTAGE                                              50%           50%
RESIDUAL MULTIPLE (ROE & ROI)                                   9             9
MULT OF PAST YEAR'S OPERATING INCOME                         10.5          11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                     10.0          11.0
MULT OF NEXT YEAR'S OPERATING INCOME                          9.5          10.5
TARGET RETURN ON EQUITY                                      14.0%         12.0%
TARGET RETURN ON INVESTMENT                                  16.6%         15.1%

                               FLORENCE, OR

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT A
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

VALUATION METHODS                                                                           LOW          HIGH
- -----------------                                                                           ---          ----

I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)                              $1,059,119    $1,059,119
        VALUATION MULTIPLE                                                                 10.5          11.5
                                                                                    -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                                 $11,120,750   $12,179,869
                                                                                    -----------   -----------


II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                             $1,953,529    $1,953,529
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)                                54.7%         54.7%
                                                                                    -----------   -----------

        "RUNNING RATE" OPERATING INCOME                                               1,068,873     1,068,873
            VALUATION MULTIPLE                                                             10.0          11.0
                                                                                    -----------   -----------

        ESTIMATED FAIR MARKET VALUE                                                 $10,688,733   $11,757,606
                                                                                    -----------   -----------


III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                             $1,140,159    $1,140,159
        VALUATION MULTIPLE                                                                  9.5          10.5
                                                                                    -----------   -----------

        ESTIMATED FAIR MARKET VALUE                                                 $10,831,514   $11,971,673
                                                                                    -----------   -----------


IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                                            14.0%         12.0%
        ESTIMATED FAIR MARKET VALUE                                                  $9,842,046   $10,835,349
                                                                                    -----------   -----------


V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                                           16.6%         15.1%
        ESTIMATED FAIR MARKET VALUE                                                  $9,707,817   $10,612,381
                                                                                    -----------   -----------



SUMMARY OF VALUES
- -----------------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                                      $11,120,750   $12,179,869
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME                                    10,688,733    11,757,606
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                                       10,831,514    11,971,673
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                                           9,842,046    10,835,349
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                                       9,707,817    10,612,381
                                                                                    -----------   -----------

RANGE OF ESTIMATED FAIR MARKET VALUES                                               $10,191,000   $11,201,000

ESTIMATED FAIR MARKET VALUE                                                               $10,696,000
                                                                                          -----------

        FALCON CABLE SYSTEMS CO.                                     EXHIBIT B
        FLORENCE REGION - OREGON                                  LOW ANALYSIS
        AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                       1996          1997          1998          1999          2000
                                          -----------    ----------    ----------    ----------    ----------
REVENUES                                   $2,090,507    $2,274,330    $2,478,712    $2,685,374    $2,885,397
OPERATING EXPENSES                            950,348     1,029,443     1,109,804     1,196,081     1,283,845
                                          -----------    ----------    ----------    ----------    ----------
OPERATING INCOME                           $1,140,159    $1,244,886    $1,368,907    $1,489,294    $1,601,552
   OPERATING MARGIN                              0.55          0.55          0.55          0.55          0.56
PARENT SERVICES/MGT FEE (5%)                  104,525       113,716       123,936       134,269       144,270
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667       389,667
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       100,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  413,604       740,096       720,664       708,408       574,033
INTEREST                                      480,228       480,228       505,782       475,649       416,950
                                          -----------    ----------    ----------    ----------    ----------
PRE-TAX INCOME                              ($347,865)    ($578,821)    ($471,140)    ($318,700)     ($23,367)
INCOME TAX (EXPENSE)/BENEFIT                  118,274       196,799       160,188       108,358         7,945
                                          -----------    ----------    ----------    ----------    ----------
NET INCOME                                  ($229,591)    ($382,022)    ($310,953)    ($210,342)     ($15,423)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                              ($347,865)    ($578,821)    ($471,140)    ($318,700)     ($23,367)
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667       389,667
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       100,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  413,604       740,096       720,664       708,408       574,033
EQUITY                                      4,802,279
DEBT                                        4,802,279             0       255,537             0             0
                                          -----------    ----------    ----------    ----------    ----------
RESIDUAL VALUE IN YEAR 9

TOTAL SOURCES OF CASH                     $10,159,963      $650,942      $994,727      $879,376    $1,040,332

USES OF CASH -
PURCHASE PRICE - CURRENT                   $9,842,046
CAPITAL EXPENDITURES                          217,813       218,806     1,125,647       230,670       244,024
DEBT RETIREMENT                                     0             0       301,321       586,990       364,598
TAXES PAID ON NET INCOME                            0             0             0             0             0
                                          -----------    ----------    ----------    ----------    ----------
TAXES PAID ON SALE (RESIDUAL)

TOTAL USES OF CASH                        $10,059,858      $218,806    $1,426,968      $817,660      $608,622

ANNUAL CASH INCREASE/(DECREASE)              $100,105      $432,136     ($432,241)      $61,716      $431,710
CUMULATIVE CASH                               100,105       532,241       100,000       161,716       593,426


RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                       2001          2002          2003          2004         TOTAL
                                           ----------    ----------    ----------    ----------   -----------
REVENUES                                   $3,079,488    $3,274,528    $3,477,801    $3,693,943   $25,940,081
OPERATING EXPENSES                          1,369,253     1,453,545     1,541,214     1,636,280    11,569,814
                                           ----------    ----------    ----------    ----------   -----------
OPERATING INCOME                           $1,710,235    $1,820,983    $1,936,587    $2,057,663   $14,370,267
   OPERATING MARGIN                              0.56          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)                  153,974       163,726       173,890       184,697     1,297,004
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667     3,507,000
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       900,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  554,072       547,168       314,342       322,851     4,895,239
INTEREST                                      380,491       340,385       296,268       247,740     3,623,722
                                           ----------    ----------    ----------    ----------   -----------
PRE-TAX INCOME                               $132,031      $280,037      $662,420      $812,708      $147,302
INCOME TAX (EXPENSE)/BENEFIT                  (44,890)      (95,212)     (225,223)     (276,321)      (50,083)
                                           ----------    ----------    ----------    ----------   -----------
NET INCOME                                    $87,140      $184,824      $437,197      $536,387       $97,220

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                               $132,031      $280,037      $662,420      $812,708      $147,302
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667     3,507,000
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       900,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  554,072       547,168       314,342       322,851     4,895,239
EQUITY                                                                                              4,802,279
DEBT                                                0             0             0             0     5,057,815
RESIDUAL VALUE IN YEAR 9                                                             18,518,963    18,518,963
                                           ----------    ----------    ----------    ----------   -----------
TOTAL SOURCES OF CASH                      $1,175,770    $1,316,872    $1,466,429   $20,144,188   $37,828,599

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                           $9,842,046
CAPITAL EXPENDITURES                          249,526       252,380       264,995       278,230     3,082,090
DEBT RETIREMENT                               401,058       441,164       485,280     2,477,404     5,057,815
TAXES PAID ON NET INCOME                            0             0             0        50,083        50,083
TAXES PAID ON SALE (RESIDUAL)                                                         5,065,003     5,065,003
                                           ----------    ----------    ----------    ----------   -----------
TOTAL USES OF CASH                           $650,584      $693,544      $750,275    $7,870,720   $23,097,037

ANNUAL CASH INCREASE/(DECREASE)              $525,186      $623,328      $716,153   $12,273,468   $14,731,562
CUMULATIVE CASH                             1,118,612     1,741,940     2,458,094    14,731,562

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT B
        FLORENCE REGION - OREGON                                HIGH ANALYSIS
        AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                       1996          1997          1998          1999          2000
                                          -----------   -----------   -----------   -----------   -----------
REVENUES                                   $2,090,507    $2,274,330    $2,478,712    $2,685,374    $2,885,397
OPERATING EXPENSES                            950,348     1,029,443     1,109,804     1,196,081     1,283,845
                                          -----------   -----------   -----------   -----------   -----------
OPERATING INCOME                           $1,140,159    $1,244,886    $1,368,907    $1,489,294    $1,601,552
   OPERATING MARGIN                              0.55          0.55          0.55          0.55          0.56
PARENT SERVICES/MGT FEE (5%)                  104,525       113,716       123,936       134,269       144,270
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667       389,667
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       100,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  413,604       740,096       720,664       708,408       574,033
INTEREST                                      532,509       532,509       573,322       539,909       481,465
                                          -----------   -----------   -----------   -----------   -----------
PRE-TAX INCOME                              ($400,145)    ($631,102)    ($538,681)    ($382,959)     ($87,882)
INCOME TAX (EXPENSE)/BENEFIT                  136,049       214,575       183,151       130,206        29,880
                                          -----------   -----------   -----------   -----------   -----------
NET INCOME                                  ($264,096)    ($416,527)    ($355,529)    ($252,753)     ($58,002)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                              ($400,145)    ($631,102)    ($538,681)    ($382,959)     ($87,882)
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667       389,667
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       100,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  413,604       740,096       720,664       708,408       574,033
EQUITY                                      5,325,087
DEBT                                        5,325,087             0       408,130             0             0
                                          -----------   -----------   -----------   -----------   -----------
RESIDUAL VALUE IN YEAR 9

TOTAL SOURCES OF CASH                     $11,153,298      $598,661    $1,079,780      $815,116      $975,818

USES OF CASH -
PURCHASE PRICE - CURRENT                  $10,835,349
CAPITAL EXPENDITURES                          217,813       218,806     1,125,647       230,670       244,024
DEBT RETIREMENT                                     0             0       334,125       584,446       595,512
TAXES PAID ON NET INCOME                            0             0             0             0             0
                                          -----------   -----------   -----------   -----------   -----------
TAXES PAID ON SALE (RESIDUAL)

TOTAL USES OF CASH                        $11,053,162      $218,806    $1,459,772      $815,116      $839,536

ANNUAL CASH INCREASE/(DECREASE)              $100,137      $379,855     ($379,992)          ($0)     $136,282
CUMULATIVE CASH                               100,137       479,992       100,000       100,000       236,282



RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                       2001          2002          2003          2004         TOTAL
                                          -----------   -----------   -----------   -----------   -----------
REVENUES                                   $3,079,488    $3,274,528    $3,477,801    $3,693,943   $25,940,081
OPERATING EXPENSES                          1,369,253     1,453,545     1,541,214     1,636,280    11,569,814
                                          -----------   -----------   -----------   -----------   -----------
OPERATING INCOME                           $1,710,235    $1,820,983    $1,936,587    $2,057,663   $14,370,267
   OPERATING MARGIN                              0.56          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)                  153,974       163,726       173,890       184,697     1,297,004
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667     3,507,000
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       900,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  554,072       547,168       314,342       322,851     4,895,239
INTEREST                                      421,913       377,441       328,522       274,711     4,062,301
                                          -----------   -----------   -----------   -----------   -----------
PRE-TAX INCOME                                $90,608      $242,980      $630,166      $785,737     ($291,277)
INCOME TAX (EXPENSE)/BENEFIT                  (30,807)      (82,613)     (214,256)     (267,151)       99,034
                                          -----------   -----------   -----------   -----------   -----------
NET INCOME                                    $59,801      $160,367      $415,910      $518,586     ($192,243)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                $90,608      $242,980      $630,166      $785,737     ($291,277)
FRANCHISE AMORTIZATION (15)                   389,667       389,667       389,667       389,667     3,507,000
SUBSCRIBER LIST (8)                           100,000       100,000       100,000       100,000       900,000
NON-COMPETE COVENANTS (0)                           0             0             0             0             0
DEPRECIATION                                  554,072       547,168       314,342       322,851     4,895,239
EQUITY                                                                                              5,325,087
DEBT                                                0             0             0             0     5,733,217
RESIDUAL VALUE IN YEAR 9                                                             18,518,963    18,518,963
                                          -----------   -----------   -----------   -----------   -----------
TOTAL SOURCES OF CASH                      $1,134,347    $1,279,815    $1,434,175   $20,117,218   $38,588,228

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                          $10,835,349
CAPITAL EXPENDITURES                          249,526       252,380       264,995       278,230     3,082,090
DEBT RETIREMENT                               444,720       489,192       538,111     2,747,111     5,733,217
TAXES PAID ON NET INCOME                            0             0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                                         4,628,245     4,628,245
                                          -----------   -----------   -----------   -----------   -----------
TOTAL USES OF CASH                           $694,246      $741,572      $803,106    $7,653,586   $24,278,901

ANNUAL CASH INCREASE/(DECREASE)              $440,101      $538,243      $631,069   $12,463,631   $14,309,327
CUMULATIVE CASH                               676,384     1,214,627     1,845,696    14,309,327

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT C
        FLORENCE REGION - OREGON                                 LOW ANALYSIS
        AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS             $9,604,557
YEAR 1 DEBT REQUIREMENTS                    4,802,279
YEAR 1 EQUITY REQUIREMENTS                  4,802,279

FINANCING AVAILABLE                        $6,884,274    $7,411,036    $8,091,760    $8,897,899    $9,680,409
UNUSED LEVERAGE                             2,081,995     2,608,757     3,335,266     4,728,394     5,875,503

SENIOR DEBT:                                     1996          1997          1998          1999          2000
                                          -----------   -----------   -----------   -----------   -----------

BEGINNING DEBT                                     $0    $4,802,279    $4,802,279    $4,500,958    $4,169,505
DEBT ADDED                                  4,802,279             0             0             0             0
TOTAL ANNUAL PAYMENTS                         480,228       480,228       781,549       781,549       781,549
INTEREST                                      480,228       480,228       480,228       450,096       416,950
PRINCIPAL REPAYMENT                                 0             0       301,321       331,453       364,598
ENDING BALANCE                              4,802,279     4,802,279     4,500,958     4,169,505     3,804,906

LINE OF CREDIT:

BEGINNING DEBT                                     $0            $0            $0      $255,537            $0
BORROWINGS                                          0             0       255,537             0             0
PRINCIPAL PAYMENTS                                  0             0             0       255,537             0
INTEREST                                            0             0        25,554        25,554             0

SENIOR DEBT COVERAGE                              4.2           3.9           3.3           2.8           2.4
LOC DEBT COVERAGE                                 0.0           0.0           0.2           0.0           0.0
TOTAL DEBT COVERAGE                               4.2           3.9           3.5           2.8           2.4






RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                       $10,410,091   $11,116,527   $11,836,390   $12,587,817
UNUSED LEVERAGE                             7,006,242     8,153,843     9,358,986    10,644,221

SENIOR DEBT:                                     2001          2002          2003          2004         TOTAL
                                          -----------   -----------   -----------   -----------   -----------
BEGINNING DEBT                             $3,804,906    $3,403,848    $2,962,685    $2,477,404
DEBT ADDED                                          0             0             0             0    $4,802,279
TOTAL ANNUAL PAYMENTS                         781,549       781,549       781,549       781,549     6,431,297
INTEREST                                      380,491       340,385       296,268       247,740     3,572,614
PRINCIPAL REPAYMENT                           401,058       441,164       485,280       533,808     2,858,683
ENDING BALANCE                              3,403,848     2,962,685     2,477,404     1,943,596

LINE OF CREDIT:

BEGINNING DEBT                                     $0            $0            $0            $0            $0
BORROWINGS                                          0             0             0             0       255,537
PRINCIPAL PAYMENTS                                  0             0             0             0       255,537
INTEREST                                            0             0             0             0        51,107

SENIOR DEBT COVERAGE                              2.0           1.6           1.3           0.9
LOC DEBT COVERAGE                                 0.0           0.0           0.0           0.0
TOTAL DEBT COVERAGE                               2.0           1.6           1.3           0.9

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT C
        FLORENCE REGION - OREGON                                 HIGH ANALYSIS
        AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------
TOTAL YEAR 1 CASH REQUIREMENTS            $10,650,173
YEAR 1 DEBT REQUIREMENTS                    5,325,087
YEAR 1 EQUITY REQUIREMENTS                  5,325,087

FINANCING AVAILABLE                        $7,943,393    $8,551,195    $9,336,646   $10,266,806   $11,169,703
UNUSED LEVERAGE                             2,618,306     3,226,109     3,937,554     5,452,160     6,950,569

SENIOR:                                          1996          1997          1998          1999          2000
                                          -----------   -----------    ----------   -----------   -----------
BEGINNING DEBT                                     $0    $5,325,087    $5,325,087    $4,990,962    $4,623,425
DEBT ADDED                                  5,325,087             0             0             0             0
TOTAL ANNUAL PAYMENTS                         532,509       532,509       866,633       866,633       866,633
INTEREST                                      532,509       532,509       532,509       499,096       462,342
PRINCIPAL REPAYMENT                                 0             0       334,125       367,537       404,291
ENDING BALANCE                              5,325,087     5,325,087     4,990,962     4,623,425     4,219,134

LINE OF CREDIT:

BEGINNING DEBT                                     $0            $0            $0      $408,130      $191,221
BORROWINGS                                          0             0       408,130             0             0
PRINCIPAL PAYMENTS                                  0             0             0       216,909       191,221
INTEREST                                            0             0        40,813        40,813        19,122

SENIOR DEBT COVERAGE                              4.7           4.3           3.6           3.1           2.6
LOC DEBT COVERAGE                                 0.0           0.0           0.3           0.1           0.0
TOTAL DEBT COVERAGE                               4.7           4.3           3.9           3.2           2.6


RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                       $12,011,643   $12,826,762   $13,657,373   $14,524,404
UNUSED LEVERAGE                             8,237,229     9,541,540    10,910,262    12,369,215

SENIOR:                                          2001          2002          2003          2004         TOTAL
                                          -----------   -----------   -----------   -----------   -----------
BEGINNING DEBT                             $4,219,134    $3,774,414    $3,285,222    $2,747,111
DEBT ADDED                                          0             0             0             0    $5,325,087
TOTAL ANNUAL PAYMENTS                         866,633       866,633       866,633       866,633     7,131,450
INTEREST                                      421,913       377,441       328,522       274,711     3,961,553
PRINCIPAL REPAYMENT                           444,720       489,192       538,111       591,922     3,169,898
ENDING BALANCE                              3,774,414     3,285,222     2,747,111     2,155,189

LINE OF CREDIT:

BEGINNING DEBT                                     $0            $0            $0            $0            $0
BORROWINGS                                          0             0             0             0       408,130
PRINCIPAL PAYMENTS                                  0             0             0             0       408,130
INTEREST                                            0             0             0             0       100,748

SENIOR DEBT COVERAGE                              2.2           1.8           1.4           1.0
LOC DEBT COVERAGE                                 0.0           0.0           0.0           0.0
TOTAL DEBT COVERAGE                               2.2           1.8           1.4           1.0

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT D
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                       1996          1997          1998          1999          2000
                                          -----------   -----------   -----------   -----------   -----------
REVENUES                                   $2,090,507    $2,274,330    $2,478,712    $2,685,374    $2,885,397
OPERATING EXPENSES                            950,348     1,029,443     1,109,804     1,196,081     1,283,845
                                          -----------   -----------   -----------   -----------   -----------
OPERATING INCOME                           $1,140,159    $1,244,886    $1,368,907    $1,489,294    $1,601,552
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES                  217,813       218,806     1,125,647       230,670       244,024
                                          -----------   -----------   -----------   -----------   -----------
TOTAL CASH FLOW                              $922,347    $1,026,080      $243,260    $1,258,624    $1,357,529


NET PRESENT VALUE @ 16.6%                  $9,707,817
                                          -----------

NET PRESENT VALUE @ 15.1%                 $10,612,381
                                          -----------


RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                       2001          2002          2003          2004         TOTAL
REVENUES                                   $3,079,488    $3,274,528    $3,477,801    $3,693,943   $25,940,081
OPERATING EXPENSES                          1,369,253     1,453,545     1,541,214     1,636,280    11,569,814
                                          -----------   -----------   -----------   -----------   -----------
OPERATING INCOME                           $1,710,235    $1,820,983    $1,936,587    $2,057,663   $14,370,267
  PLUS: RESIDUAL VALUE                                                               18,518,963    18,518,963
  LESS: CAPITAL EXPENDITURES                  249,526       252,380       264,995       278,230     3,082,090
                                          -----------   -----------   -----------   -----------   -----------
TOTAL CASH FLOW                            $1,460,709    $1,568,603    $1,671,592   $20,298,396   $29,807,140


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT E
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- -----------------------------

  YEAR ENDING DECEMBER 31,                       1996          1997          1998          1999          2000
                                                -----         -----         -----         -----         -----
BEGINNING MILES                                 136.3
MILES ADDED                                       4.8           4.3           3.8           3.9           4.0
CUMULATIVE MILES                                141.1         145.4         149.2         153.1         157.1
DENSITY OF ADDITIONAL PLANT                        57            56            55            55            55

HOMES PASSED - BEGINNING                        7,826
  NEW HOMES & EXTENSIONS                          274           243           209           214           219
HOMES PASSED - ENDING                           8,100         8,343         8,551         8,765         8,984
GROWTH IN HOMES                                   3.5%          3.0%          2.5%          2.5%          2.5%

BASIC -  BEGINNING SUBSCRIBERS                  3,947         4,126         4,291         4,441         4,596
         AVERAGE SUBSCRIBERS                    4,036         4,208         4,366         4,519         4,676
         ENDING SUBSCRIBERS                     4,126         4,291         4,441         4,596         4,756
         PENETRATION                             50.9%         51.4%         51.9%         52.4%         52.9%

EXPANDED BASIC - BEGINNING                      3,706         3,874         4,029         4,170         4,315
         AVERAGE SUBSCRIBERS                    3,790         3,951         4,100         4,243         4,390
         ENDING SUBSCRIBERS                     3,874         4,029         4,170         4,315         4,465
         PENETRATION                             93.9%         93.9%         93.9%         93.9%         93.9%

NEW PRODUCT TIER #1 - BEGINNING                 1,344         1,435         1,775         2,087         2,160
         AVERAGE SUBSCRIBERS                    1,390         1,605         1,931         2,124         2,197
         ENDING SUBSCRIBERS                     1,435         1,775         2,087         2,160         2,235
         PENETRATION                             37.1%         44.1%         50.1%         50.1%         50.1%

NEW PRODUCT TIER #2 - BEGINNING                   308           611         1,064         1,546         1,760
         AVERAGE SUBSCRIBERS                      459           838         1,305         1,653         1,791
         ENDING SUBSCRIBERS                       611         1,064         1,546         1,760         1,822
         PENETRATION                             14.8%         24.8%         34.8%         38.3%         38.3%

PAY TV - BEGINNING UNITS                        1,053         1,059         1,145         1,229         1,318
         AVERAGE UNITS                          1,056         1,102         1,187         1,274         1,341
         ENDING UNITS                           1,059         1,145         1,229         1,318         1,364
         PENETRATION                             25.7%         26.7%         27.7%         28.7%         28.7%

PAY PER VIEW - BEGINNING UNITS/MO                 300           342           411           538           688
         AVERAGE UNITS                            321           376           474           613           755
         ENDING UNITS                             342           411           538           688           823
         AVERAGE BUY RATE/MO                     23.0%         24.5%         27.5%         30.5%         32.0%

CONVERTER RENTALS - BEGINNING                   1,910         2,058         2,205         2,416         2,638
         AVERAGE SUBSCRIBERS                    1,984         2,132         2,310         2,527         2,755
         ENDING SUBSCRIBERS                     2,058         2,205         2,416         2,638         2,872
         PENETRATION                             49.9%         51.4%         54.4%         57.4%         60.4%

ADDRESSABLE HOMES - BEGINNING                   1,366         1,490         1,678         1,959         2,257
         AVERAGE HOMES                          1,428         1,584         1,819         2,108         2,415
         ENDING HOMES                           1,490         1,678         1,959         2,257         2,573
         PENETRATION                             36.1%         39.1%         44.1%         49.1%         54.1%

BASIC CHURN RATE                                   35%           35%           35%           35%           35%

  YEAR ENDING DECEMBER 31,                       2001          2002          2003          2004
                                                -----         -----         -----         -----
BEGINNING MILES
MILES ADDED                                       3.8           3.4           3.5           3.6
CUMULATIVE MILES                                160.9         164.4         167.9         171.4
DENSITY OF ADDITIONAL PLANT                        53            53            53            53

HOMES PASSED - BEGINNING
  NEW HOMES & EXTENSIONS                          202           184           187           191
HOMES PASSED - ENDING                           9,187         9,370         9,558         9,749
GROWTH IN HOMES                                   2.3%          2.0%          2.0%          2.0%

BASIC -  BEGINNING SUBSCRIBERS                  4,756         4,909         5,054         5,203
         AVERAGE SUBSCRIBERS                    4,832         4,981         5,128         5,279
         ENDING SUBSCRIBERS                     4,909         5,054         5,203         5,355
         PENETRATION                             53.4%         53.9%         54.4%         54.9%

EXPANDED BASIC - BEGINNING                      4,465         4,609         4,745         4,885
         AVERAGE SUBSCRIBERS                    4,537         4,677         4,815         4,957
         ENDING SUBSCRIBERS                     4,609         4,745         4,885         5,028
         PENETRATION                             93.9%         93.9%         93.9%         93.9%

NEW PRODUCT TIER #1 - BEGINNING                 2,235         2,307         2,375         2,445
         AVERAGE SUBSCRIBERS                    2,271         2,341         2,410         2,481
         ENDING SUBSCRIBERS                     2,307         2,375         2,445         2,517
         PENETRATION                             50.1%         50.1%         50.1%         50.1%

NEW PRODUCT TIER #2 - BEGINNING                 1,822         1,880         1,936         1,993
         AVERAGE SUBSCRIBERS                    1,851         1,908         1,964         2,022
         ENDING SUBSCRIBERS                     1,880         1,936         1,993         2,051
         PENETRATION                             38.3%         38.3%         38.3%         38.3%

PAY TV - BEGINNING UNITS                        1,364         1,408         1,449         1,492
         AVERAGE UNITS                          1,386         1,429         1,471         1,514
         ENDING UNITS                           1,408         1,449         1,492         1,536
         PENETRATION                             28.7%         28.7%         28.7%         28.7%

PAY PER VIEW - BEGINNING UNITS/MO                 823           924         1,006         1,094
         AVERAGE UNITS                            873           965         1,050         1,140
         ENDING UNITS                             924         1,006         1,094         1,187
         AVERAGE BUY RATE/MO                     33.0%         34.0%         35.0%         36.0%

CONVERTER RENTALS - BEGINNING                   2,872         3,038         3,204         3,376
         AVERAGE SUBSCRIBERS                    2,955         3,121         3,290         3,466
         ENDING SUBSCRIBERS                     3,038         3,204         3,376         3,556
         PENETRATION                             61.9%         63.4%         64.9%         66.4%

ADDRESSABLE HOMES - BEGINNING                   2,573         2,803         2,962         3,127
         AVERAGE HOMES                          2,688         2,883         3,045         3,213
         ENDING HOMES                           2,803         2,962         3,127         3,299
         PENETRATION                             57.1%         58.6%         60.1%         61.6%

BASIC CHURN RATE                                   35%           35%           35%           35%

        FALCON CABLE SYSTEMS CO.                                     EXHIBIT F
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------
                                            RUNNING RATES
                                               AS OF                  AVERAGE RATES
CURRENT RATES                               DECEMBER 1995                FOR 1996
- --------------                              -------------             ---------------
BASIC                                          $23.40                      $24.91
EXPANDED BASIC                                  $3.79                       $4.24
NEW PRODUCT TIER #1                             $3.20                       $3.50
NEW PRODUCT TIER #2                             $4.50                       $4.50
PAY                                             $8.00                       $8.00
PAY PER VIEW                                    $7.77                       $7.77
CONVERTER RENTALS                               $3.92                       $3.66
INSTALLATIONS-NEW                              $50.00                      $50.00
INSTALLATIONS-CHURN                            $25.00                      $25.00


  YEAR ENDING DECEMBER 31,          1996      1997      1998      1999      2000       2001      2002      2003      2004
                                  ------    ------    ------    ------    ------     ------    ------    ------    ------
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                  6%        3%        3%        3%        3%        3%        3%        3%        3%
EXPANDED BASIC                        12%        3%        3%        3%        3%        3%        3%        3%        3%
NEW PRODUCT TIER #1                    9%        3%        3%        3%        3%        3%        3%        3%        3%
NEW PRODUCT TIER #2                    0%        3%        3%        3%        3%        3%        3%        3%        3%
PAY                                    0%        1%        1%        1%        1%        1%        1%        1%        1%
PAY PER VIEW                           0%        3%        3%        3%        3%        3%        3%        3%        3%
CONVERTER/REMOTE RENTALS              -7%        3%        3%        3%        3%        3%        3%        3%        3%
INSTALLATIONS-NEW                      0%        3%        3%        3%        3%        3%        3%        3%        3%
INSTALLATIONS-CHURN                    0%        3%        3%        3%        3%        3%        3%        3%        3%

AVERAGE RATES
- -------------
BASIC                             $24.91    $25.65    $26.42    $27.22    $28.03    $28.87    $29.74    $30.63    $31.55
EXPANDED BASIC                      4.24      4.36      4.49      4.63      4.77      4.91      5.06      5.21      5.37
NEW PRODUCT TIER #1                 3.50      3.61      3.71      3.83      3.94      4.06      4.18      4.31      4.43
NEW PRODUCT TIER #2                 4.50      4.64      4.77      4.92      5.06      5.22      5.37      5.53      5.70
PAY                                 8.00      8.08      8.16      8.25      8.33      8.41      8.50      8.58      8.67
PAY PER VIEW                        7.77      8.01      8.25      8.49      8.75      9.01      9.28      9.56      9.85
CONVERTER RENTALS                   3.66      3.77      3.88      4.00      4.12      4.24      4.37      4.50      4.63
INSTALLATIONS-NEW                  50.00     51.50     53.05     54.64     56.28     57.96     59.70     61.49     63.34
INSTALLATIONS-CHURN                25.00     25.75     26.52     27.32     28.14     28.98     29.85     30.75     31.67

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT G
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                       1996          1997          1998          1999          2000
                                          -----------   -----------   -----------   -----------   -----------
REVENUES:
BASIC                                      $1,206,428    $1,295,592    $1,384,485    $1,475,809    $1,573,014
EXPANDED BASIC                                192,675       206,915       221,112       235,697       251,222
NEW PRODUCT TIER #1                            58,381        69,454        86,065        97,485       103,905
NEW PRODUCT TIER #2                            24,806        46,584        74,762        97,542       108,855
PAY TV                                        101,436       106,903       116,292       126,027       134,016
PAY PER VIEW                                   29,951        36,159        46,937        62,463        79,272
CONVERTER RENTALS                              87,080        96,365       107,574       121,170       136,080
INSTALLATIONS                                  35,142        36,883        38,495        41,016        43,698
COMMERCIAL                                    130,053       133,955       137,973       142,112       146,376
ADVERTISING                                   131,002       147,378       162,115       178,327       196,159
MISCELLANEOUS                                  93,554        98,141       102,902       107,726       112,801
                                          -----------   -----------   -----------   -----------   -----------
TOTAL REVENUES                             $2,090,507    $2,274,330    $2,478,712    $2,685,374    $2,885,397

OPERATING EXPENSES:
OPERATIONS                                   $360,049      $385,710      $412,326      $439,808      $467,879
GENERAL & ADMINISTRATIVE                      183,167       194,126       205,312       216,778       228,727
SALES & MARKETING                             106,693       123,141       134,102       147,380       161,926
PROGRAMMING                                   300,438       326,466       358,065       392,114       425,313
                                          -----------   -----------   -----------   -----------   -----------
TOTAL OPERATING EXPENSES                     $950,348    $1,029,443    $1,109,804    $1,196,081    $1,283,845

OPERATING INCOME                           $1,140,159    $1,244,886    $1,368,907    $1,489,294    $1,601,552

OPERATING MARGIN                                 54.5%         54.7%         55.2%         55.5%         55.5%

TOTAL REVENUE/BASIC SUB/MONTH                  $43.16        $45.04        $47.31        $49.52        $51.42
CASH FLOW/BASIC SUB/MONTH                      $23.54        $24.65        $26.13        $27.47        $28.54

OPERATIONS % OF REVENUE                            17%           17%           17%           16%           16%
G & A PERCENTAGE OF REVENUE                         9%            9%            8%            8%            8%
SALES & MARKETING % OF REVENUE                      5%            5%            5%            5%            6%
PROGRAMMING % OF REVENUE                           14%           14%           14%           15%           15%


  YEAR ENDING DECEMBER 31,                       2001          2002          2003          2004         TOTAL
                                          -----------   -----------   -----------   -----------   -----------
REVENUES:
BASIC                                      $1,674,390    $1,777,793    $1,885,144    $1,998,807   $14,271,461
EXPANDED BASIC                                267,412       283,926       301,071       319,224     2,279,256
NEW PRODUCT TIER #1                           110,602       117,432       124,523       132,031       899,878
NEW PRODUCT TIER #2                           115,870       123,026       130,455       138,320       860,221
PAY TV                                        139,883       145,637       151,433       157,446     1,179,072
PAY PER VIEW                                   94,437       107,487       120,423       134,706       711,835
CONVERTER RENTALS                             150,348       163,546       177,573       192,682     1,232,419
INSTALLATIONS                                  45,947        48,182        51,069        54,126       394,557
COMMERCIAL                                    150,767       155,290       159,949       164,747     1,321,222
ADVERTISING                                   211,852       228,800       247,104       266,873     1,769,611
MISCELLANEOUS                                 117,980       123,409       129,056       134,980     1,020,549
                                          -----------   -----------   -----------   -----------   -----------
TOTAL REVENUES                             $3,079,488    $3,274,528    $3,477,801    $3,693,943   $25,940,081

OPERATING EXPENSES:
OPERATIONS                                   $496,050      $524,412      $554,051      $585,380    $4,225,666
GENERAL & ADMINISTRATIVE                      241,027       253,568       266,576       280,291     2,069,571
SALES & MARKETING                             175,606       188,555       202,409       219,185     1,458,997
PROGRAMMING                                   456,571       487,010       518,177       551,424     3,815,579
                                          -----------   -----------   -----------   -----------   -----------
TOTAL OPERATING EXPENSES                   $1,369,253    $1,453,545    $1,541,214    $1,636,280   $11,569,814

OPERATING INCOME                           $1,710,235    $1,820,983    $1,936,587    $2,057,663   $14,370,267

OPERATING MARGIN                                 55.5%         55.6%         55.7%         55.7%

TOTAL REVENUE/BASIC SUB/MONTH                  $53.11        $54.78        $56.51        $58.31
CASH FLOW/BASIC SUB/MONTH                      $29.49        $30.46        $31.47        $32.48

OPERATIONS % OF REVENUE                            16%           16%           16%           16%
G & A PERCENTAGE OF REVENUE                         8%            8%            8%            8%
SALES & MARKETING % OF REVENUE                      6%            6%            6%            6%
PROGRAMMING % OF REVENUE                           15%           15%           15%           15%

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT H
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                       1996          1997          1998          1999          2000
                                          -----------   -----------   -----------   -----------   -----------
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT                       $2,676,547
ADDITIONAL MILES OF PLANT                         4.8           4.3           3.8           3.9           4.0
AERIAL PLANT PER MILE                         $12,000       $12,240       $12,485       $12,734       $12,989
UNDERGROUND PLANT PER MILE                    $18,000       $18,360       $18,727       $19,102       $19,484
PERCENTAGE OF PLANT AERIAL                         10%           10%           10%           10%           10%
PERCENTAGE OF PLANT UNDERGROUND                    90%           90%           90%           90%           90%
AVERAGE COST PER CONVERTER                       $110          $112          $114          $117          $119
PERCENTAGE CONVERTER USE                           50%           51%           54%           57%           60%
PERCENTAGE REPLACEMENT                              5%            5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER                  $56           $57           $59           $60           $61
MISC. CAPITAL PER SUBSCRIBER                       $5            $5            $5            $5            $5
INFLATION FACTOR FOR CAPITALS                       2%            2%            2%            2%            2%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                       $5,724        $5,309        $4,762        $4,978        $5,205
                - UNDERGROUND                  77,276        71,674        64,282        67,206        70,264
PLANT REBUILD/UPGRADE/INCL.  HDND.              6,951         7,338       915,325         8,076         8,453
AVERAGE COST OF NEW CONVERTERS                  9,804         9,542         9,339        10,374        11,492
CONVERTER REPLACEMENT                          10,831        11,894        13,356        14,877        16,524
INSTALLATION COSTS                             87,045        91,585        95,871       101,183       106,779
MISC. CAPITAL EXPENDITURES                     20,182        21,463        22,713        23,976        25,307
                                          -----------   -----------   -----------   -----------   -----------
TOTAL CAPITAL EXPENDITURES                   $217,813      $218,806    $1,125,647      $230,670      $244,024

  AS A % OF OPERATING INCOME                     19.1%         17.6%         82.2%         15.5%         15.2%



  YEAR ENDING DECEMBER 31,                       2001          2002          2003          2004         TOTAL
                                          -----------   -----------   -----------   -----------   -----------
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                         3.8           3.4           3.5           3.6
AERIAL PLANT PER MILE                         $13,249       $13,514       $13,784       $14,060
UNDERGROUND PLANT PER MILE                    $19,873       $20,271       $20,676       $21,090
PERCENTAGE OF PLANT AERIAL                         10%           10%           10%           10%
PERCENTAGE OF PLANT UNDERGROUND                    90%           90%           90%           90%
AVERAGE COST PER CONVERTER                       $121          $124          $126          $129
PERCENTAGE CONVERTER USE                           62%           63%           65%           66%
PERCENTAGE REPLACEMENT                              5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER                  $62           $63           $65           $66
MISC. CAPITAL PER SUBSCRIBER                       $6            $6            $6            $6
INFLATION FACTOR FOR CAPITALS                       2%            2%            2%            2%          120%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                       $5,014        $4,648        $4,836        $5,032       $45,508
                - UNDERGROUND                  67,689        62,752        65,288        67,925       614,358
PLANT REBUILD/UPGRADE/INCL.  HDND.              8,848         9,242         9,628        10,030       983,890
AVERAGE COST OF NEW CONVERTERS                 11,496        11,389        12,206        13,074        98,717
CONVERTER REPLACEMENT                          17,874        19,274        20,719        22,259       147,607
INSTALLATION COSTS                            111,929       117,026       122,864       128,983       963,265
MISC. CAPITAL EXPENDITURES                     26,676        28,049        29,454        30,926       228,745
                                          -----------   -----------   -----------   -----------   -----------
TOTAL CAPITAL EXPENDITURES                   $249,526      $252,380      $264,995      $278,230    $3,082,090

  AS A % OF OPERATING INCOME                     14.6%         13.9%         13.7%         13.5%

        FALCON CABLE SYSTEMS CO.                                    EXHIBIT I
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                               YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
                                          -----------   -----------   -----------   -----------   -----------
ESTIMATED DEPRECIATION RATES                     14.3%         24.5%         17.5%         12.5%          8.9%

DEPRECIATION - BEG. & ADTNS.                     1996          1997          1998          1999          2000
                                          -----------   -----------   -----------   -----------   -----------

               YEAR 1                        $413,604      $708,829      $506,223      $361,506      $258,466
               YEAR 2                                        31,267        53,586        38,269        27,329
               YEAR 3                                                     160,855       275,671       196,876
               YEAR 4                                                                    32,963        56,491
               YEAR 5                                                                                  34,871
               YEAR 6
               YEAR 7
               YEAR 8
               YEAR 9
                                             --------      --------      --------      --------      --------
TOTAL DEPRECIATION                           $413,604      $740,096      $720,664      $708,408      $574,033


                                               YEAR 6        YEAR 7        YEAR 8
                                          -----------   -----------   -----------

ESTIMATED DEPRECIATION RATES                      8.9%          8.9%          4.5%



DEPRECIATION - BEG. & ADTNS.                     2001          2002          2003          2004         TOTAL
                                          -----------   -----------   -----------   -----------   -----------

               YEAR 1                        $258,177      $258,466                                $2,765,271
               YEAR 2                          19,539        19,518        19,539                     209,047
               YEAR 3                         140,593       100,520       100,408       100,520     1,075,443
               YEAR 4                          40,344        28,811        20,599        20,576       199,783
               YEAR 5                          59,761        42,680        30,479        21,791       189,582
               YEAR 6                          35,657        61,109        43,642        31,166       171,574
               YEAR 7                                        36,065        61,808        44,141       142,014
               YEAR 8                                                      37,868        64,897       102,765
               YEAR 9                                                                    39,759        39,759
                                          -----------   -----------   -----------   -----------   -----------
TOTAL DEPRECIATION                           $554,072      $547,168      $314,342      $322,851    $4,895,239

        FALCON CABLE SYSTEMS CO.                                     EXHIBIT J
        FLORENCE REGION - OREGON
        AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------
REMAINING LIFE OF FRANCHISES (YEARS)                                            9
AVERAGE SUBSCRIBER LIFE (YEARS)                                                 8
INCOME TAX RATE                                                                34%
CAPITAL GAIN RATE                                                              34%
NET FMV OF EXISTING ASSETS                                             $2,676,547
SUBSCRIBERS IN FRANCHISES                                                     100%


                                                                LOW          HIGH
                                                           ANALYSIS      ANALYSIS
                                                        -----------   -----------
DEBT PERCENTAGE                                                  50%           50%
EQUITY PERCENTAGE                                                50%           50%
RESIDUAL MULTIPLE (ROE & ROI)                                     9             9
MULT OF PAST YEAR'S OPERATING INCOME                           10.5          11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                       10.0          11.0
MULT OF NEXT YEAR'S OPERATING INCOME                            9.5          10.5
TARGET RETURN ON EQUITY                                        14.0%         12.0%
TARGET RETURN ON INVESTMENT                                    16.6%         15.1%

                                   APPENDIX B

     ALLOCATION OF SYSTEM FAIR MARKET VALUE TO EXCHANGE AND SALES CLUSTERS
                       FOR COOS BAY, DALLAS, AND FLORENCE

                                COOS BAY - SALE

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT A
    COOS BAY REGION - SALE
    AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                       LOW          HIGH
                                                                       ---          ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        ADJUSTED OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)    $2,825,070     $2,825,070
        VALUATION MULTIPLE                                                10.5           11.5
                                                                          ----           ----

        ESTIMATED FAIR MARKET VALUE                                $29,663,239    $32,488,309
                                                                   -----------    -----------


II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                            $5,624,448     $5,624,448
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)               54.4%          54.4%
                                                                          -----          -----

        "RUNNING RATE" OPERATING INCOME                              3,057,310      3,057,310
            VALUATION MULTIPLE                                            10.0           11.0
                                                                          ----           ----

        ESTIMATED FAIR MARKET VALUE                                $30,573,102    $33,630,412
                                                                   -----------    -----------


III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                            $3,198,621     $3,198,621
        VALUATION MULTIPLE                                                 9.5           10.5
                                                                          ----           ----

        ESTIMATED FAIR MARKET VALUE                                $30,386,896    $33,585,517
                                                                   -----------    -----------


IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                           14.0%          12.0%
        ESTIMATED FAIR MARKET VALUE                                $24,325,213    $26,176,650
                                                                   -----------    -----------


V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                          16.6%          15.1%
        ESTIMATED FAIR MARKET VALUE                                $24,087,871    $25,882,068
                                                                   -----------    -----------



SUMMARY OF VALUES
- -----------------

I.     MULTIPLE OF PAST YEAR'S OPERATING INCOME                    $29,663,239    $32,488,309
II.    MULTIPLE OF "RUNNING RATE" OPERATING INCOME                  30,573,102     33,630,412
III.   MULTIPLE OF NEXT YEAR'S OPERATING INCOME                     30,386,896     33,585,517
IV.    DISCOUNTED CASH FLOW RETURN ON EQUITY                        24,325,213     26,176,650
V.     DISCOUNTED CASH FLOW RETURN ON INVESTMENT                    24,087,871     25,882,068
                                                                    ----------     ----------

RANGE OF ESTIMATED FAIR MARKET VALUES                              $26,670,000    $29,004,000

ESTIMATED FAIR MARKET VALUE                                                $27,837,000
                                                                           -----------

      FALCON CABLE SYSTEMS CO.                                       EXHIBIT B
       COOS BAY REGION - SALE                                      LOW ANALYSIS
       AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                   1996         1997         1998         1999
                                             ----         ----         ----         ----
REVENUES                               $5,884,413   $6,177,231   $6,523,907   $6,899,841
OPERATING EXPENSES                      2,685,792    2,861,645    3,018,664    3,173,709
                                        ---------    ---------    ---------    ---------

OPERATING INCOME                       $3,198,621   $3,315,586   $3,505,243   $3,726,132
   OPERATING MARGIN                          0.54         0.54         0.54         0.54
PARENT SERVICES/MGT FEE (5%)              294,221      308,862      326,195      344,992
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    1,155,600
SUBSCRIBER LIST (8)                       297,333      297,333      297,333      297,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              693,989    1,243,896    1,226,319    1,413,092
INTEREST                                1,152,115    1,152,115    1,152,115    1,079,825
                                        ---------    ---------    ---------    ---------

PRE-TAX INCOME                          ($394,637)   ($842,219)   ($652,320)   ($564,710)
INCOME TAX (EXPENSE)/BENEFIT              134,177      286,355      221,789      192,001
                                        ---------    ---------    ---------    ---------

NET INCOME                              ($260,461)   ($555,865)   ($430,531)   ($372,709)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                          ($394,637)   ($842,219)   ($652,320)   ($564,710)
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    1,155,600
SUBSCRIBER LIST (8)                       297,333      297,333      297,333      297,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              693,989    1,243,896    1,226,319    1,413,092
EQUITY                                 11,521,150
DEBT                                   11,521,150            0            0            0
RESIDUAL VALUE IN YEAR 7
                                        ---------    ---------    ---------    ---------

TOTAL SOURCES OF CASH                 $24,794,586   $1,854,609   $2,026,933   $2,301,315

USES OF CASH -
PURCHASE PRICE - CURRENT              $24,325,213
CAPITAL EXPENDITURES                      369,108      381,716    1,983,494    1,777,461
DEBT RETIREMENT                                 0            0      722,899      795,189
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)
                                        ---------    ---------    ---------    ---------

TOTAL USES OF CASH                    $24,694,321     $381,716   $2,706,394   $2,572,650

ANNUAL CASH INCREASE/(DECREASE)          $100,265   $1,472,894    ($679,461)   ($271,335)
CUMULATIVE CASH                           100,265    1,573,159      893,698      622,363

  YEAR ENDING DECEMBER 31,                   2000         2001         2002        TOTAL
                                             ----         ----         ----        -----

REVENUES                               $7,257,273   $7,565,069   $7,864,354  $48,172,089
OPERATING EXPENSES                      3,322,942    3,460,424    3,596,527   22,119,703
                                        ---------    ---------    ---------   ----------

OPERATING INCOME                       $3,934,331   $4,104,646   $4,267,827  $26,052,386
   OPERATING MARGIN                          0.54         0.54         0.54
PARENT SERVICES/MGT FEE (5%)              362,864      378,253      393,218    2,408,604
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    8,089,200
SUBSCRIBER LIST (8)                       297,333      297,333      297,333    2,081,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                            1,324,827    1,193,767    1,114,174    8,210,064
INTEREST                                1,000,306      912,835      816,618    7,265,929
                                        ---------    ---------    ---------    ---------

PRE-TAX INCOME                          ($206,599)    $166,856     $490,885  ($2,002,745)
INCOME TAX (EXPENSE)/BENEFIT               70,244      (56,731)    (166,901)     680,933
                                           ------      -------     --------      -------

NET INCOME                              ($136,355)    $110,125     $323,984  ($1,321,812)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                          ($206,599)    $166,856     $490,885  ($2,002,745)
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    8,089,200
SUBSCRIBER LIST (8)                       297,333      297,333      297,333    2,081,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                            1,324,827    1,193,767    1,114,174    8,210,064
EQUITY                                                                        11,521,150
DEBT                                            0            0            0   11,521,150
RESIDUAL VALUE IN YEAR 7                                         38,410,446   38,410,446
                                        ---------    ---------   ----------   ----------

TOTAL SOURCES OF CASH                  $2,571,162   $2,813,557  $41,468,438  $77,830,599

USES OF CASH -
PURCHASE PRICE - CURRENT                                                     $24,325,213
CAPITAL EXPENDITURES                      428,657      440,091      451,794    5,832,321
DEBT RETIREMENT                           874,708      962,179    8,166,176   11,521,150
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)                                     8,374,460    8,374,460
                                        ---------    ---------    ---------    ---------

TOTAL USES OF CASH                     $1,303,365   $1,402,270  $16,992,429  $50,053,144

ANNUAL CASH INCREASE/(DECREASE)        $1,267,797   $1,411,287  $24,476,009  $27,777,455
CUMULATIVE CASH                         1,890,159    3,301,446   27,777,455

      FALCON CABLE SYSTEMS CO.                                      EXHIBIT B
       COOS BAY REGION - SALE                                     HIGH ANALYSIS
       AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                   1996         1997         1998         1999
                                             ----         ----         ----         ----
REVENUES                               $5,884,413   $6,177,231   $6,523,907   $6,899,841
OPERATING EXPENSES                      2,685,792    2,861,645    3,018,664    3,173,709
                                        ---------    ---------    ---------    ---------

OPERATING INCOME                       $3,198,621   $3,315,586   $3,505,243   $3,726,132
   OPERATING MARGIN                          0.54         0.54         0.54         0.54
PARENT SERVICES/MGT FEE (5%)              294,221      308,862      326,195      344,992
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    1,155,600
SUBSCRIBER LIST (8)                       297,333      297,333      297,333      297,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              693,989    1,243,896    1,226,319    1,413,092
INTEREST                                1,249,555    1,249,555    1,249,555    1,171,152
                                        ---------    ---------    ---------    ---------

PRE-TAX INCOME                          ($492,078)   ($939,660)   ($749,760)   ($656,037)
INCOME TAX (EXPENSE)/BENEFIT              167,306      319,484      254,919      223,052
                                          -------      -------      -------      -------

NET INCOME                              ($324,771)   ($620,176)   ($494,842)   ($432,984)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                          ($492,078)   ($939,660)   ($749,760)   ($656,037)
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    1,155,600
SUBSCRIBER LIST (8)                       297,333      297,333      297,333      297,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              693,989    1,243,896    1,226,319    1,413,092
EQUITY                                 12,495,555
DEBT                                   12,495,555            0            0            0
RESIDUAL VALUE IN YEAR 7
                                        ---------    ---------    ---------    ---------

TOTAL SOURCES OF CASH                 $26,645,954   $1,757,169   $1,929,492   $2,209,988

USES OF CASH -
PURCHASE PRICE - CURRENT              $26,176,650
CAPITAL EXPENDITURES                      369,108      381,716    1,983,494    1,777,461
DEBT RETIREMENT                                 0            0      784,039      862,442
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)
                                        ---------    ---------    ---------    ---------

TOTAL USES OF CASH                    $26,545,759     $381,716   $2,767,533   $2,639,903

ANNUAL CASH INCREASE/(DECREASE)          $100,196   $1,375,453    ($838,041)   ($429,915)
CUMULATIVE CASH                           100,196    1,475,649      637,608      207,693

  YEAR ENDING DECEMBER 31,                   2000         2001         2002        TOTAL
                                             ----         ----         ----        -----
REVENUES                               $7,257,273   $7,565,069   $7,864,354  $48,172,089
OPERATING EXPENSES                      3,322,942    3,460,424    3,596,527   22,119,703
                                        ---------    ---------    ---------   ----------

OPERATING INCOME                       $3,934,331   $4,104,646   $4,267,827  $26,052,386
   OPERATING MARGIN                          0.54         0.54         0.54
PARENT SERVICES/MGT FEE (5%)              362,864      378,253      393,218    2,408,604
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    8,089,200
SUBSCRIBER LIST (8)                       297,333      297,333      297,333    2,081,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                            1,324,827    1,193,767    1,114,174    8,210,064
INTEREST                                1,084,907      990,039      885,683    7,880,447
                                        ---------      -------      -------    ---------

PRE-TAX INCOME                          ($291,200)     $89,653     $421,819  ($2,617,263)
INCOME TAX (EXPENSE)/BENEFIT               99,008      (30,482)    (143,418)     889,869
                                           ------      -------     --------      -------

NET INCOME                              ($192,192)     $59,171     $278,401  ($1,727,394)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                          ($291,200)     $89,653     $421,819  ($2,617,263)
FRANCHISE AMORTIZATION (15)             1,155,600    1,155,600    1,155,600    8,089,200
SUBSCRIBER LIST (8)                       297,333      297,333      297,333    2,081,333
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                            1,324,827    1,193,767    1,114,174    8,210,064
EQUITY                                                                        12,495,555
DEBT                                            0            0            0   12,495,555
RESIDUAL VALUE IN YEAR 7                                         38,410,446   38,410,446
                                        ---------    ---------   ----------   ----------

TOTAL SOURCES OF CASH                  $2,486,560   $2,736,353  $41,399,373  $79,164,890

USES OF CASH -
PURCHASE PRICE - CURRENT                                                     $26,176,650
CAPITAL EXPENDITURES                      428,657      440,091      451,794    5,832,321
DEBT RETIREMENT                           948,687    1,043,555    8,856,832   12,495,555
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)                                     7,536,035    7,536,035
                                        ---------    ---------    ---------    ---------

TOTAL USES OF CASH                     $1,377,344   $1,483,646  $16,844,661  $52,040,562

ANNUAL CASH INCREASE/(DECREASE)        $1,109,217   $1,252,707  $24,554,712  $27,124,329
CUMULATIVE CASH                         1,316,910    2,569,617   27,124,329

    FALCON CABLE SYSTEMS CO.                                         EXHIBIT C
      COOS BAY REGION - SALE                                       LOW ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------

TOTAL YEAR 1 CASH REQUIREMENTS   $23,042,301
YEAR 1 DEBT REQUIREMENTS          11,521,150
YEAR 1 EQUITY REQUIREMENTS        11,521,150

FINANCING AVAILABLE              $18,362,957   $20,791,034  $21,551,309  $22,784,080
UNUSED LEVERAGE                    6,841,807     9,269,884   10,753,058   12,781,018


SENIOR DEBT:                            1996          1997          1998         1999
                                        ----          ----          ----         ----

BEGINNING DEBT                            $0   $11,521,150   $11,521,150  $10,798,251
DEBT ADDED                        11,521,150             0             0            0
TOTAL ANNUAL PAYMENTS              1,152,115     1,152,115     1,875,014    1,875,014
INTEREST                           1,152,115     1,152,115     1,152,115    1,079,825
PRINCIPAL REPAYMENT                        0             0       722,899      795,189
ENDING BALANCE                    11,521,150    11,521,150    10,798,251   10,003,062

LINE OF CREDIT:

BEGINNING DEBT                            $0            $0            $0           $0
BORROWINGS                                 0             0             0            0
PRINCIPAL PAYMENTS                         0             0             0            0
INTEREST                                   0             0             0            0

SENIOR DEBT COVERAGE                     3.6           3.5           3.1          2.7
LOC DEBT COVERAGE                        0.0           0.0           0.0          0.0
TOTAL DEBT COVERAGE                      3.6           3.5           3.1          2.7


TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE              $24,219,859   $25,573,155   $26,680,196
UNUSED LEVERAGE                   15,091,504    17,406,979    19,572,417


SENIOR DEBT:                            2000          2001          2002        TOTAL
                                        ----          ----          ----        -----

BEGINNING DEBT                   $10,003,062    $9,128,354    $8,166,176
DEBT ADDED                                 0             0             0   11,521,150
TOTAL ANNUAL PAYMENTS              1,875,014     1,875,014     1,875,014   11,679,301
INTEREST                           1,000,306       912,835       816,618    7,265,929
PRINCIPAL REPAYMENT                  874,708       962,179     1,058,397    4,413,371
ENDING BALANCE                     9,128,354     8,166,176     7,107,779

LINE OF CREDIT:

BEGINNING DEBT                            $0            $0            $0           $0
BORROWINGS                                 0             0             0            0
PRINCIPAL PAYMENTS                         0             0             0            0
INTEREST                                   0             0             0            0

SENIOR DEBT COVERAGE                     2.3           2.0           1.7
LOC DEBT COVERAGE                        0.0           0.0           0.0
TOTAL DEBT COVERAGE                      2.3           2.0           1.7

     FALCON CABLE SYSTEMS CO.                                       EXHIBIT C
       COOS BAY REGION - SALE                                     HIGH ANALYSIS
       AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS                 $24,991,110
YEAR 1 DEBT REQUIREMENTS                        12,495,555
YEAR 1 EQUITY REQUIREMENTS                      12,495,555

FINANCING AVAILABLE                            $21,188,028   $23,989,655   $24,866,895   $26,289,324
UNUSED LEVERAGE                                  8,692,473    11,494,100    13,155,379    15,440,250

SENIOR:                                               1996          1997          1998          1999
                                                      ----          ----          ----          ----

BEGINNING DEBT                                          $0   $12,495,555   $12,495,555   $11,711,516
DEBT ADDED                                      12,495,555             0             0             0
TOTAL ANNUAL PAYMENTS                            1,249,555     1,249,555     2,033,594     2,033,594
INTEREST                                         1,249,555     1,249,555     1,249,555     1,171,152
PRINCIPAL REPAYMENT                                      0             0       784,039       862,442
ENDING BALANCE                                  12,495,555    12,495,555    11,711,516    10,849,074

LINE OF CREDIT:

BEGINNING DEBT                                          $0            $0            $0            $0
BORROWINGS                                               0             0             0             0
PRINCIPAL PAYMENTS                                       0             0             0             0
INTEREST                                                 0             0             0             0

SENIOR DEBT COVERAGE                                   3.9           3.8           3.3           2.9
LOC DEBT COVERAGE                                      0.0           0.0           0.0           0.0
TOTAL DEBT COVERAGE                                    3.9           3.8           3.3           2.9


TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                            $27,945,991   $29,507,486   $30,784,842
UNUSED LEVERAGE                                 18,045,603    20,650,654    23,075,920


SENIOR:                                               2000          2001          2002         TOTAL
                                                      ----          ----          ----         -----

BEGINNING DEBT                                 $10,849,074    $9,900,387    $8,856,832
DEBT ADDED                                               0             0             0   $12,495,555
TOTAL ANNUAL PAYMENTS                            2,033,594     2,033,594     2,033,594    12,667,081
INTEREST                                         1,084,907       990,039       885,683     7,880,447
PRINCIPAL REPAYMENT                                948,687     1,043,555     1,147,911     4,786,634
ENDING BALANCE                                   9,900,387     8,856,832     7,708,921

LINE OF CREDIT:

BEGINNING DEBT                                          $0            $0            $0            $0
BORROWINGS                                               0             0             0             0
PRINCIPAL PAYMENTS                                       0             0             0             0
INTEREST                                                 0             0             0             0

SENIOR DEBT COVERAGE                                   2.5           2.2           1.8
LOC DEBT COVERAGE                                      0.0           0.0           0.0
TOTAL DEBT COVERAGE                                    2.5           2.2           1.8

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT D
     COOS BAY REGION - SALE
     AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,               1996         1997          1998          1999
                                         ----         ----          ----          ----
REVENUES                           $5,884,413   $6,177,231    $6,523,907    $6,899,841
OPERATING EXPENSES                  2,685,792    2,861,645     3,018,664     3,173,709
                                    ---------    ---------     ---------     ---------

OPERATING INCOME                    3,198,621    3,315,586     3,505,243     3,726,132
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES          369,108      381,716     1,983,494     1,777,461

TOTAL CASH FLOW                    $2,829,512   $2,933,870    $1,521,749    $1,948,671


NET PRESENT VALUE @ 16.6%         $24,087,871
                                  -----------

NET PRESENT VALUE @ 15.1%         $25,882,068
                                  -----------

  YEAR ENDING DECEMBER 31,               2000         2001          2002         TOTAL
                                         ----         ----          ----         -----

REVENUES                           $7,257,273   $7,565,069    $7,864,354   $48,172,089
OPERATING EXPENSES                  3,322,942    3,460,424     3,596,527    22,119,703
                                    ---------    ---------     ---------    ----------

OPERATING INCOME                    3,934,331    4,104,646     4,267,827    26,052,386
  PLUS: RESIDUAL VALUE                                        38,410,446    38,410,446
  LESS: CAPITAL EXPENDITURES          428,657      440,091       451,794     5,832,321

TOTAL CASH FLOW                    $3,505,674   $3,664,554   $42,226,480   $58,630,511


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

       FALCON CABLE SYSTEMS CO.                                       EXHIBIT E
        COOS BAY REGION - SALE
       AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,                 1996      1997     1998     1999     2000     2001     2002
                                           ----      ----     ----     ----     ----     ----     ----
BEGINNING MILES                           325.6
MILES ADDED                                 0.5       0.6      0.5      0.7      1.3      1.3      1.3
CUMULATIVE MILES                          326.0     326.6    327.2    327.8    329.1    330.4    331.7
DENSITY OF ADDITIONAL PLANT                   0         8        5       11       19       19       18

HOMES PASSED - BEGINNING                 17,754
NEW HOMES & EXTENSIONS                        0         4        3        7       25       24       23
HOMES PASSED - ENDING                    17,754    17,759   17,761   17,769   17,794   17,818   17,842
GROWTH IN HOMES                             0.0%      0.0%     0.0%     0.0%     0.1%     0.1%     0.1%

BASIC - BEGINNING SUBSCRIBERS            13,578    13,622   13,670   13,717   13,767   13,831   13,894
         AVERAGE SUBSCRIBERS             13,600    13,646   13,694   13,742   13,799   13,863   13,926
         ENDING SUBSCRIBERS              13,622    13,670   13,717   13,767   13,831   13,894   13,957
         PENETRATION                       76.7%     77.0%    77.2%    77.5%    77.7%    78.0%    78.2%

EXPANDED BASIC - BEGINNING               13,249    13,292   13,339   13,384   13,433   13,496   13,558
         AVERAGE SUBSCRIBERS             13,271    13,316   13,362   13,409   13,465   13,527   13,588
         ENDING SUBSCRIBERS              13,292    13,339   13,384   13,433   13,496   13,558   13,619
         PENETRATION                       97.6%     97.6%    97.6%    97.6%    97.6%    97.6%    97.6%

NEW PRODUCT TIER #1 - BEGINNING           8,207     8,234    8,263    8,291    8,321    8,360    8,398
         AVERAGE SUBSCRIBERS              8,220     8,248    8,277    8,306    8,341    8,379    8,417
         ENDING SUBSCRIBERS               8,234     8,263    8,291    8,321    8,360    8,398    8,436
         PENETRATION                       60.4%     60.4%    60.4%    60.4%    60.4%    60.4%    60.4%

NEW PRODUCT TIER #2 - BEGINNING           1,779     2,330    3,261    4,369    5,486    5,512    5,537
         AVERAGE SUBSCRIBERS              2,054     2,795    3,815    4,928    5,499    5,525    5,550
         ENDING SUBSCRIBERS               2,330     3,261    4,369    5,486    5,512    5,537    5,562
         PENETRATION                       17.1%     23.9%    31.9%    39.9%    39.9%    39.9%    39.9%

NEW PRODUCT TIER #3 - BEGINNING               0         0        0        0      585    1,072    1,077
         AVERAGE SUBSCRIBERS                  0         0        0      293      828    1,074    1,079
         ENDING SUBSCRIBERS                   0         0        0      585    1,072    1,077    1,082
         PENETRATION                        0.0%      0.0%     0.0%     4.3%     7.8%     7.8%     7.8%

PAY TV - BEGINNING UNITS                  6,041     5,925    6,082    6,240    6,263    6,292    6,321
         AVERAGE UNITS                    5,983     6,003    6,161    6,251    6,277    6,306    6,335
         ENDING UNITS                     5,925     6,082    6,240    6,263    6,292    6,321    6,349
         PENETRATION                       43.5%     44.5%    45.5%    45.5%    45.5%    45.5%    45.5%

PAY PER VIEW - BEGINING UNITS/MO          1,745     1,894    2,299    2,740    3,123    3,357    3,586
         AVERAGE UNITS                    1,820     2,097    2,519    2,931    3,240    3,472    3,690
         ENDING UNITS                     1,894     2,299    2,740    3,123    3,357    3,586    3,794
         AVERAGE BUY RATE/MO               32.1%     34.1%    36.1%    37.6%    39.1%    40.6%    42.1%

CONVERTER RENTALS - BEGINNING UNITS       7,412     7,573    7,907    8,139    8,376    8,622    8,870
         AVERAGE SUBSCRIBERS              7,492     7,740    8,023    8,257    8,499    8,746    8,995
         ENDING SUBSCRIBERS               7,573     7,907    8,139    8,376    8,622    8,870    9,119
         PENETRATION                       55.6%     57.8%    59.3%    60.8%    62.3%    63.8%    65.3%

ADDRESSABLE HOMES                         5,611     5,902    6,743    7,589    8,305    8,585    8,833
         AVERAGE HOMES                    5,756     6,322    7,166    7,947    8,445    8,709    8,923
         ENDING HOMES                     5,902     6,743    7,589    8,305    8,585    8,833    9,013
         PENETRATION                       43.3%     49.3%    55.3%    60.3%    62.1%    63.6%    64.6%

BASIC CHURN RATE                             32%       32%      32%      32%      32%      32%      32%

   FALCON CABLE SYSTEMS CO.                                           EXHIBIT F
    COOS BAY REGION - SALE
   AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                             RUNNING RATES
                                 AS OF        AVERAGE RATES
CURRENT RATES                DECEMBER 1995       FOR 1996
- -------------                -------------       --------
BASIC                           $17.22            $18.18
EXPANDED BASIC                   $4.31             $4.78
NEW PRODUCT TIER #1              $5.14             $5.17
NEW PRODUCT TIER #2              $5.00             $5.00
NEW PRODUCT TIER #3              $4.00             $4.00
PAY                              $6.41             $6.41
PAY PER VIEW                     $5.35             $5.35
CONVERTER RENTALS                $2.06             $2.06
INSTALLATIONS-NEW               $50.00            $50.00
INSTALLATIONS-CHURN             $25.00            $25.00


  YEAR ENDING DECEMBER 31,        1996     1997     1998     1999     2000     2001     2002
                                  ----     ----     ----     ----     ----     ----     ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                6%       3%       3%       3%       3%       3%       3%
EXPANDED BASIC                      11%       3%       3%       3%       3%       3%       3%
NEW PRODUCT TIER #1                  1%       3%       3%       3%       3%       3%       3%
NEW PRODUCT TIER #2                  0%       3%       3%       3%       3%       3%       3%
NEW PRODUCT TIER #3                  0%       3%       3%       3%       3%       3%       3%
PAY                                  0%       1%       1%       1%       1%       1%       1%
PAY PER VIEW                         0%       3%       3%       3%       3%       3%       3%
CONVERTER/REMOTE RENTALS             0%       3%       3%       3%       3%       3%       3%
INSTALLATIONS-NEW                    0%       3%       3%       3%       3%       3%       3%
INSTALLATIONS-CHURN                  0%       3%       3%       3%       3%       3%       3%

AVERAGE RATES
- -------------
BASIC                           $18.18   $18.73   $19.29   $19.87   $20.46   $21.08   $21.71
EXPANDED BASIC                    4.78     4.92     5.07     5.22     5.38     5.54     5.71
NEW PRODUCT TIER #1               5.17     5.33     5.48     5.65     5.82     5.99     6.17
NEW PRODUCT TIER #2               5.00     5.15     5.30     5.46     5.63     5.80     5.97
NEW PRODUCT TIER #3               4.00     4.12     4.24     4.37     4.50     4.64     4.78
PAY                               6.41     6.47     6.54     6.60     6.67     6.74     6.80
PAY PER VIEW                      5.35     5.51     5.67     5.84     6.02     6.20     6.39
CONVERTERS RENTALS                2.06     2.12     2.19     2.25     2.32     2.39     2.46
INSTALLATIONS-NEW                50.00    51.50    53.05    54.64    56.28    57.96    59.70
INSTALLATIONS-CHURN              25.00    25.75    26.52    27.32    28.14    28.98    29.85

   FALCON CABLE SYSTEMS CO.                                           EXHIBIT G
    COOS BAY REGION - SALE
   AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,               1996          1997          1998          1999
                                         ----          ----          ----          ----
REVENUES:
BASIC                              $2,967,172    $3,066,553    $3,169,466    $3,276,081
EXPANDED BASIC                        761,174       786,668       813,069       840,419
NEW PRODUCT TIER #1                   509,998       527,080       544,768       563,094
NEW PRODUCT TIER #2                   123,262       172,742       242,831       323,082
NEW PRODUCT TIER #3                         0             0             0        15,344
PAY TV                                460,158       466,354       483,389       495,383
PAY PER VIEW                          116,781       138,603       171,527       205,541
CONVERTER RENTALS                     185,209       197,062       210,406       223,052
INSTALLATIONS                          88,277        91,363        94,371        97,696
COMMERCIAL                            122,288       125,957       129,736       133,628
ADVERTISING                           177,334       216,173       258,161       301,906
MISCELLANEOUS                         372,759       388,676       406,182       424,614
                                      -------       -------       -------       -------

TOTAL REVENUES                     $5,884,413    $6,177,231    $6,523,907    $6,899,841

OPERATING EXPENSES:
OPERATIONS                           $853,768      $886,134      $921,905      $959,674
GENERAL & ADMINISTRATIVE              529,381       548,303       568,580       589,839
SALES & MARKETING                     226,278       302,622       338,746       367,186
PROGRAMMING                         1,076,365     1,124,587     1,189,433     1,257,010
                                    ---------     ---------     ---------     ---------

TOTAL OPERATING EXPENSES           $2,685,792    $2,861,645    $3,018,664    $3,173,709
                                   ----------    ----------    ----------    ----------

OPERATING INCOME                   $3,198,621    $3,315,586    $3,505,243    $3,726,132

OPERATING MARGIN                         54.4%         53.7%         53.7%         54.0%

TOTAL REVENUE/BASIC SUB/MONTH          $36.06        $37.72        $39.70        $41.84
CASH FLOW/BASIC SUB/MONTH              $19.60        $20.25        $21.33        $22.60

OPERATIONS % OF REVENUE                    15%           14%           14%           14%
G & A PERCENTAGE OF REVENUE                 9%            9%            9%            9%
SALES & MARKETING % OF REVENUE              4%            5%            5%            5%
PROGRAMMING % OF REVENUE                   18%           18%           18%           18%


  YEAR ENDING DECEMBER 31,               2000          2001          2002         TOTAL
                                         ----          ----          ----         -----

REVENUES:
BASIC                              $3,388,377    $3,506,138    $3,627,777   $23,001,565
EXPANDED BASIC                        869,227       899,436       930,640     5,900,634
NEW PRODUCT TIER #1                   582,395       602,636       623,543     3,953,513
NEW PRODUCT TIER #2                   371,362       384,269       397,600     2,015,149
NEW PRODUCT TIER #3                    44,759        59,783        61,857       181,743
PAY TV                                502,415       509,781       517,225     3,434,704
PAY PER VIEW                          234,004       258,272       282,781     1,407,509
CONVERTER RENTALS                     236,458       250,635       265,496     1,568,319
INSTALLATIONS                         101,656       105,151       108,759       687,272
COMMERCIAL                            137,637       141,766       146,019       937,030
ADVERTISING                           345,770       385,858       422,884     2,108,086
MISCELLANEOUS                         443,215       461,345       479,772     2,976,565
                                      -------       -------       -------

TOTAL REVENUES                     $7,257,273    $7,565,069    $7,864,354   $48,172,089

OPERATING EXPENSES:
OPERATIONS                           $998,051    $1,034,948    $1,072,176    $6,726,656
GENERAL & ADMINISTRATIVE              611,535       633,147       655,161     4,135,946
SALES & MARKETING                     396,085       423,492       449,671     2,504,080
PROGRAMMING                         1,317,270     1,368,836     1,419,519     8,753,021
                                    ---------     ---------     ---------     ---------

TOTAL OPERATING EXPENSES           $3,322,942    $3,460,424    $3,596,527   $22,119,703
                                   ----------    ----------    ----------   -----------

OPERATING INCOME                   $3,934,331    $4,104,646    $4,267,827   $26,052,386

OPERATING MARGIN                         54.2%         54.3%         54.3%         54.1%

TOTAL REVENUE/BASIC SUB/MONTH          $43.83        $45.48        $47.06
CASH FLOW/BASIC SUB/MONTH              $23.76        $24.67        $25.54

OPERATIONS % OF REVENUE                    14%           14%           14%
G & A PERCENTAGE OF REVENUE                 8%            8%            8%
SALES & MARKETING % OF REVENUE              5%            6%            6%
PROGRAMMING % OF REVENUE                   18%           18%           18%

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT H
     COOS BAY REGION - SALE
    AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,               1996       1997         1998         1999       2000       2001       2002        TOTAL
                                         ----       ----         ----         ----       ----       ----       ----        -----
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT               $4,487,357
ADDITIONAL MILES OF PLANT                 0.5        0.6          0.5          0.7        1.3        1.3        1.3
AERIAL PLANT PER MILE                 $12,000    $12,240      $12,485      $12,734    $12,989    $13,249    $13,514
UNDERGROUND PLANT PER MILE            $18,000    $18,360      $18,727      $19,102    $19,484    $19,873    $20,271
PERCENTAGE OF PLANT AERIAL                 20%        20%          20%          20%        20%        20%        20%
PERCENTAGE OF PLANT UNDERGROUND            80%        80%          80%          80%        80%        80%        80%
AVERAGE COST PER CONVERTER               $110       $112         $114         $117       $119       $121       $124
PERCENTAGE CONVERTER USE                   56%        58%          59%          61%        62%        64%        65%
PERCENTAGE REPLACEMENT                      5%         5%           5%           5%         5%         5%         5%
INSTALLATION COST PER SUBSCRIBER          $53        $54          $55          $57        $58        $59        $60
MISC. CAPITAL PER SUBSCRIBER               $5         $5           $5           $5         $5         $6         $6
INFLATION FACTOR FOR CAPITALS               2%         2%           2%           2%         2%         2%         2%         115%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL               $1,140     $1,420       $1,359       $1,678     $3,420     $3,444     $3,467      $15,929
                - UNDERGROUND           6,839      8,523        8,155       10,071     20,519     20,666     20,804       95,577
PLANT REBUILD/UPGRADE/INCL. HDND.      16,604     16,991    1,609,750    1,391,200     18,170     18,606     19,052    3,090,372
AVERAGE COST OF NEW CONVERTERS          2,720      3,100        3,162        3,563      4,747      4,918      5,091       27,302
CONVERTER REPLACEMENT                  41,513     44,201       46,417       48,707     51,093     53,616     56,230      341,777
INSTALLATION COSTS                    232,292    237,884      243,417      249,326    256,027    262,312    268,736    1,749,994
MISC. CAPITAL EXPENDITURES             68,001     69,596       71,234       72,915     74,682     76,528     78,414      511,370
                                       -------    ------       ------       ------     ------     ------     ------      -------

TOTAL CAPITAL EXPENDITURES           $369,108   $381,716   $1,983,494   $1,777,461   $428,657   $440,091   $451,794   $5,832,321

  AS A % OF OPERATING INCOME             11.5%      11.5%        56.6%        47.7%      10.9%      10.7%      10.6%

    FALCON CABLE SYSTEMS CO.                                          EXHIBIT I
     COOS BAY REGION - SALE
    AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4      YEAR 5       YEAR 6       YEAR 7
                                  ------       ------       ------       ------      ------       ------       ------
ESTIMATED DEPRECIATION RATES        14.3%        24.5%        17.5%        12.5%        8.9%         8.9%         8.9%

DEPRECIATION - BEG. & ADTNS.        1996         1997         1998         1999        2000         2001         2002        TOTAL
                                    ----         ----         ----         ----        ----         ----         ----        -----
               YEAR 1           $693,989   $1,189,348     $849,396     $606,573    $433,682     $433,197     $433,682   $4,639,867
               YEAR 2                          54,547       93,482       66,762      47,676       34,087       34,049      330,604
               YEAR 3                                      283,441      485,758     346,913      247,738      177,126    1,540,977
               YEAR 4                                                   253,999     435,300      310,878      222,005    1,222,182
               YEAR 5                                                                61,255      104,978       74,972      241,205
               YEAR 6                                                                             62,889      107,778      170,667
               YEAR 7                                                                                          64,561       64,561
                                 -------      -------      -------      -------     -------      -------       ------       ------

TOTAL DEPRECIATION              $693,989   $1,243,896   $1,226,319   $1,413,092  $1,324,827   $1,193,767   $1,114,174   $8,210,064

    FALCON CABLE SYSTEMS CO.                            EXHIBIT J
    COOS BAY REGION - SALE
    AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                            7
AVERAGE SUBSCRIBER LIFE (YEARS)                                 8
INCOME TAX RATE                                                34%
CAPITAL GAIN RATE                                              34%
NET FMV OF EXISTING ASSETS                             $4,487,357
SUBSCRIBERS IN FRANCHISES                                     100%


<Caption
                                                  LOW        HIGH
                                             ANALYSIS    ANALYSIS
                                             --------    --------
DEBT PERCENTAGE                                    50%         50%
EQUITY PERCENTAGE                                  50%         50%
RESIDUAL MULTIPLE (ROE & ROI)                       9           9
MULT OF PAST YEAR'S OPERATING INCOME             10.5        11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME         10.0        11.0
MULT OF NEXT YEAR'S OPERATING INCOME              9.5        10.5
TARGET RETURN ON EQUITY                          14.0%       12.0%
TARGET RETURN ON INVESTMENT                      16.6%       15.1%

                              COOS BAY - EXCHANGE

        FALCON CABLE SYSTEMS CO.                                      EXHIBIT A
         COOS BAY REGION - EXCHANGE
         AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                                     LOW           HIGH
                                                                                     ---           ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        ADJUSTED OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)                    $897,025       $897,025
        VALUATION MULTIPLE                                                              10.5           11.5
                                                                                        ----           ----

        ESTIMATED FAIR MARKET VALUE                                               $9,418,762    $10,315,787
                                                                                  ----------    -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                          $1,529,017     $1,529,017
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)                             47.2%          47.2%
                                                                                        ----           ----

        "RUNNING RATE" OPERATING INCOME                                              721,003        721,003
            VALUATION MULTIPLE                                                          10.0           11.0
                                                                                        ----           ----

        ESTIMATED FAIR MARKET VALUE                                               $7,210,033     $7,931,037
                                                                                  ----------     ----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                            $761,161       $761,161
        VALUATION MULTIPLE                                                               9.5           10.5
                                                                                         ---           ----

        ESTIMATED FAIR MARKET VALUE                                               $7,231,027     $7,992,188
                                                                                  ----------     ----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                                         14.0%          12.0%
        ESTIMATED FAIR MARKET VALUE                                               $5,628,480     $6,123,716
                                                                                  ----------     ----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                                        16.6%          15.1%
        ESTIMATED FAIR MARKET VALUE                                               $5,586,058     $6,079,621
                                                                                  ----------     ----------


SUMMARY OF VALUES
- -----------------

I.     MULTIPLE OF PAST YEAR'S OPERATING INCOME                                   $9,418,762    $10,315,787
II.    MULTIPLE OF "RUNNING RATE" OPERATING INCOME                                 7,210,033      7,931,037
III.   MULTIPLE OF NEXT YEAR'S OPERATING INCOME                                    7,231,027      7,992,188
IV.    DISCOUNTED CASH FLOW RETURN ON EQUITY                                       5,628,480      6,123,716
V.     DISCOUNTED CASH FLOW RETURN ON INVESTMENT                                   5,586,058      6,079,621
                                                                                   ---------      ---------

RANGE OF ESTIMATED FAIR MARKET VALUES                                             $6,363,000     $6,965,000

ESTIMATED FAIR MARKET VALUE                                                               $6,664,000
                                                                                          ----------

      FALCON CABLE SYSTEMS CO.                                      EXHIBIT B
       COOS BAY REGION - EXCHANGE                                 LOW ANALYSIS
       AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                   1996         1997         1998         1999
                                             ----         ----         ----         ----
REVENUES                               $1,614,178   $1,738,939   $1,904,487   $2,093,424
OPERATING EXPENSES                        853,018      928,286    1,001,620    1,080,657
                                          -------      -------    ---------    ---------

OPERATING INCOME                         $761,161     $810,653     $902,867   $1,012,766
   OPERATING MARGIN                          0.47         0.47         0.47         0.48
PARENT SERVICES/MGT FEE (5%)               80,709       86,947       95,224      104,671
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733      199,733
SUBSCRIBER LIST (8)                        64,600       64,600       64,600       64,600
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              358,010      904,939      963,108      739,931
INTEREST                                  274,248      450,865      450,865      433,070
                                          -------      -------      -------      -------

PRE-TAX INCOME                          ($216,139)   ($896,432)   ($870,664)   ($529,239)
INCOME TAX (EXPENSE)/BENEFIT               73,487      304,787      296,026      179,941
                                           ------      -------      -------      -------

NET INCOME                              ($142,652)   ($591,645)   ($574,638)   ($349,298)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                          ($216,139)   ($896,432)   ($870,664)   ($529,239)
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733      199,733
SUBSCRIBER LIST (8)                        64,600       64,600       64,600       64,600
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              358,010      904,939      963,108      739,931
EQUITY                                  2,742,477
DEBT                                    2,742,477    1,766,178            0            0
RESIDUAL VALUE IN YEAR 7
                                        ---------    ---------     --------     --------

TOTAL SOURCES OF CASH                  $5,891,158   $2,039,019     $356,777     $475,025

USES OF CASH -
PURCHASE PRICE - CURRENT               $5,628,480
CAPITAL EXPENDITURES                      162,603    2,039,094      178,824      186,040
DEBT RETIREMENT                                 0            0      177,953      288,985
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)
                                        ---------    ---------     --------     --------

TOTAL USES OF CASH                     $5,791,083   $2,039,094     $356,777     $475,025

ANNUAL CASH INCREASE/(DECREASE)          $100,075         ($75)          $0           $0
CUMULATIVE CASH                           100,075      100,000      100,000      100,000

  YEAR ENDING DECEMBER 31,                   2000         2001         2002        TOTAL
                                             ----         ----         ----        -----
REVENUES                               $2,274,318   $2,420,635   $2,561,842  $14,607,822
OPERATING EXPENSES                      1,157,790    1,227,581    1,296,948    7,545,899
                                        ---------    ---------    ---------    ---------

OPERATING INCOME                       $1,116,528   $1,193,054   $1,264,894   $7,061,923
   OPERATING MARGIN                          0.49         0.49         0.49
PARENT SERVICES/MGT FEE (5%)              113,716      121,032      128,092      730,391
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733    1,398,133
SUBSCRIBER LIST (8)                        64,600       64,600       64,600      452,200
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              581,900      534,215      555,196    4,637,299
INTEREST                                  404,172      362,961      311,715    2,687,896
                                          -------      -------      -------    ---------

PRE-TAX INCOME                          ($247,594)    ($89,487)      $5,558  ($2,843,997)
INCOME TAX (EXPENSE)/BENEFIT               84,182       30,426       (1,890)     966,959
                                           ------       ------       ------      -------

NET INCOME                              ($163,412)    ($59,061)      $3,668  ($1,877,038)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                          ($247,594)    ($89,487)      $5,558  ($2,843,997)
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733    1,398,133
SUBSCRIBER LIST (8)                        64,600       64,600       64,600      452,200
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              581,900      534,215      555,196    4,637,299
EQUITY                                                                         2,742,477
DEBT                                            0            0            0    4,508,655
RESIDUAL VALUE IN YEAR 7                                         11,384,046   11,384,046
                                        ---------    ---------   ----------   ----------

TOTAL SOURCES OF CASH                    $598,640     $709,062  $12,209,133  $22,278,813

USES OF CASH -
PURCHASE PRICE - CURRENT                                                      $5,628,480
CAPITAL EXPENDITURES                      186,530      196,605      207,177    3,156,873
DEBT RETIREMENT                           412,110      512,457    3,117,150    4,508,655
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)                                     2,122,392    2,122,392
                                        ---------    ---------    ---------    ---------

TOTAL USES OF CASH                       $598,640     $709,062   $5,446,719  $15,416,399

ANNUAL CASH INCREASE/(DECREASE)               ($0)          $0   $6,762,414   $6,862,414
CUMULATIVE CASH                           100,000      100,000    6,862,414

      FALCON CABLE SYSTEMS CO.                                      EXHIBIT B
       COOS BAY REGION - EXCHANGE                                 HIGH ANALYSIS
       AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                   1996         1997         1998         1999
                                             ----         ----         ----         ----
REVENUES                               $1,614,178   $1,738,939   $1,904,487   $2,093,424
OPERATING EXPENSES                        853,018      928,286    1,001,620    1,080,657
                                          -------      -------    ---------    ---------

OPERATING INCOME                         $761,161     $810,653     $902,867   $1,012,766
   OPERATING MARGIN                          0.47         0.47         0.47         0.48
PARENT SERVICES/MGT FEE (5%)               80,709       86,947       95,224      104,671
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733      199,733
SUBSCRIBER LIST (8)                        64,600       64,600       64,600       64,600
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              358,010      904,939      963,108      739,931
INTEREST                                  300,313      479,826      484,209      465,365
                                          -------      -------      -------      -------

PRE-TAX INCOME                          ($242,205)   ($925,392)   ($904,007)   ($561,534)
INCOME TAX (EXPENSE)/BENEFIT               82,350      314,633      307,362      190,922
                                          -------      -------      -------      -------

NET INCOME                              ($159,855)   ($610,759)   ($596,645)   ($370,613)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                          ($242,205)   ($925,392)   ($904,007)   ($561,534)
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733      199,733
SUBSCRIBER LIST (8)                        64,600       64,600       64,600       64,600
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              358,010      904,939      963,108      739,931
EQUITY                                  3,003,132
DEBT                                    3,003,132    1,795,131       43,823            0
RESIDUAL VALUE IN YEAR 7
                                        ---------    ---------     --------     --------

TOTAL SOURCES OF CASH                  $6,386,402   $2,039,011     $367,257     $442,730

USES OF CASH -
PURCHASE PRICE - CURRENT               $6,123,716
CAPITAL EXPENDITURES                      162,603    2,039,094      178,824      186,040
DEBT RETIREMENT                                 0            0      188,433      256,690
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)
                                        ---------    ---------     --------     --------

TOTAL USES OF CASH                     $6,286,319   $2,039,094     $367,257     $442,730

ANNUAL CASH INCREASE/(DECREASE)          $100,083         ($83)          $0           $0
CUMULATIVE CASH                           100,083      100,000      100,000      100,000

  YEAR ENDING DECEMBER 31,                   2000         2001         2002        TOTAL
                                             ----         ----         ----        -----
REVENUES                               $2,274,318   $2,420,635   $2,561,842  $14,607,822
OPERATING EXPENSES                      1,157,790    1,227,581    1,296,948    7,545,899
                                        ---------    ---------    ---------    ---------

OPERATING INCOME                       $1,116,528   $1,193,054   $1,264,894   $7,061,923
   OPERATING MARGIN                          0.49         0.49         0.49
PARENT SERVICES/MGT FEE (5%)              113,716      121,032      128,092      730,391
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733    1,398,133
SUBSCRIBER LIST (8)                        64,600       64,600       64,600      452,200
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              581,900      534,215      555,196    4,637,299
INTEREST                                  439,696      402,038      354,700    2,926,147
                                          -------      -------      -------    ---------

PRE-TAX INCOME                          ($283,118)   ($128,564)    ($37,427) ($3,082,247)
INCOME TAX (EXPENSE)/BENEFIT               96,260       43,712       12,725    1,047,964
                                           ------       ------       ------    ---------

NET INCOME                              ($186,858)    ($84,852)    ($24,702) ($2,034,283)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                          ($283,118)   ($128,564)    ($37,427) ($3,082,247)
FRANCHISE AMORTIZATION (15)               199,733      199,733      199,733    1,398,133
SUBSCRIBER LIST (8)                        64,600       64,600       64,600      452,200
NON-COMPETE COVENANTS (0)                       0            0            0            0
DEPRECIATION                              581,900      534,215      555,196    4,637,299
EQUITY                                                                         3,003,132
DEBT                                            0            0            0    4,842,085
RESIDUAL VALUE IN YEAR 7                                         11,384,046   11,384,046
                                         --------     --------   ----------   ----------
TOTAL SOURCES OF CASH                    $563,115     $669,985  $12,166,148  $22,634,648

USES OF CASH -
PURCHASE PRICE - CURRENT                                                      $6,123,716
CAPITAL EXPENDITURES                      186,530      196,605      207,177    3,156,873
DEBT RETIREMENT                           376,585      473,380    3,546,998    4,842,085
TAXES PAID ON NET INCOME                        0            0            0            0
TAXES PAID ON SALE (RESIDUAL)                                     1,873,006    1,873,006
                                         --------     --------    ---------   ----------

TOTAL USES OF CASH                       $563,115     $669,985   $5,627,181  $15,995,681

ANNUAL CASH INCREASE/(DECREASE)               ($0)          $0   $6,538,967   $6,638,967
CUMULATIVE CASH                           100,000      100,000    6,638,967

      FALCON CABLE SYSTEMS CO.                                       EXHIBIT C
       COOS BAY REGION - EXCHANGE                                  LOW ANALYSIS
       AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------

TOTAL YEAR 1 CASH REQUIREMENTS         $5,484,953
YEAR 1 DEBT REQUIREMENTS                2,742,477
YEAR 1 EQUITY REQUIREMENTS              2,742,477

FINANCING AVAILABLE                    $5,830,662   $4,947,545   $5,269,245   $5,868,636
UNUSED LEVERAGE                         3,088,186      438,890      938,543    1,826,919

SENIOR DEBT:                                 1996         1997         1998         1999
                                             ----         ----         ----         ----
BEGINNING DEBT                                 $0   $2,742,477   $2,742,477   $2,570,399
DEBT ADDED                              2,742,477            0            0            0
TOTAL ANNUAL PAYMENTS                     274,248      274,248      446,325      446,325
INTEREST                                  274,248      274,248      274,248      257,040
PRINCIPAL REPAYMENT                             0            0      172,078      189,286
ENDING BALANCE                          2,742,477    2,742,477    2,570,399    2,381,113

LINE OF CREDIT:

BEGINNING DEBT                                 $0           $0   $1,766,178   $1,760,303
BORROWINGS                                      0    1,766,178            0            0
PRINCIPAL PAYMENTS                              0            0        5,875       99,699
INTEREST                                        0      176,618      176,618      176,030

SENIOR DEBT COVERAGE                          3.6          3.4          2.8          2.4
LOC DEBT COVERAGE                             0.0          2.2          1.9          1.6
TOTAL DEBT COVERAGE                           3.6          5.6          4.8          4.0

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                    $6,582,981   $7,257,430   $7,754,852
UNUSED LEVERAGE                         2,953,374    4,140,279    6,062,927

SENIOR DEBT:                                 2000         2001         2002        TOTAL
                                             ----         ----         ----        -----
BEGINNING DEBT                         $2,381,113   $2,172,899   $1,943,864
DEBT ADDED                                      0            0            0    2,742,477
TOTAL ANNUAL PAYMENTS                     446,325      446,325      446,325    2,780,123
INTEREST                                  238,111      217,290      194,386    1,729,571
PRINCIPAL REPAYMENT                       208,214      229,036      251,939    1,050,552
ENDING BALANCE                          2,172,899    1,943,864    1,691,925

LINE OF CREDIT:

BEGINNING DEBT                         $1,660,604   $1,456,708   $1,173,287           $0
BORROWINGS                                      0            0            0    1,766,178
PRINCIPAL PAYMENTS                        203,896      283,422    1,173,287    1,766,178
INTEREST                                  166,060      145,671      117,329      958,326

SENIOR DEBT COVERAGE                          1.9          1.6          1.3
LOC DEBT COVERAGE                             1.3          1.0          0.0
TOTAL DEBT COVERAGE                           3.3          2.6          1.3

      FALCON CABLE SYSTEMS CO.                                      EXHIBIT C
       COOS BAY REGION - EXCHANGE                                 HIGH ANALYSIS
       AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS         $6,006,263
YEAR 1 DEBT REQUIREMENTS                3,003,132
YEAR 1 EQUITY REQUIREMENTS              3,003,132

FINANCING AVAILABLE                    $6,727,687   $5,708,705   $6,079,898   $6,771,503
UNUSED LEVERAGE                         3,724,556      910,443    1,426,245    2,374,540

SENIOR:                                      1996         1997         1998         1999
                                             ----         ----         ----         ----
BEGINNING DEBT                                 $0   $3,003,132   $3,003,132   $2,814,699
DEBT ADDED                              3,003,132            0            0            0
TOTAL ANNUAL PAYMENTS                     300,313      300,313      488,746      488,746
INTEREST                                  300,313      300,313      300,313      281,470
PRINCIPAL REPAYMENT                             0            0      188,433      207,276
ENDING BALANCE                          3,003,132    3,003,132    2,814,699    2,607,423

LINE OF CREDIT:

BEGINNING DEBT                                 $0           $0   $1,795,131   $1,838,954
BORROWINGS                                      0    1,795,131       43,823            0
PRINCIPAL PAYMENTS                              0            0            0       49,414
INTEREST                                        0      179,513      183,895      183,895

SENIOR DEBT COVERAGE                          3.9          3.7          3.1          2.6
LOC DEBT COVERAGE                             0.0          2.2          2.0          1.8
TOTAL DEBT COVERAGE                           3.9          5.9          5.2          4.3

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                    $7,595,747   $8,373,957   $8,947,906
UNUSED LEVERAGE                         3,575,369    6,245,342    7,095,174

SENIOR:                                      2000         2001         2002        TOTAL
                                             ----         ----         ----        -----
BEGINNING DEBT                         $2,607,423   $2,379,419   $2,128,616
DEBT ADDED                                      0            0            0   $3,003,132
TOTAL ANNUAL PAYMENTS                     488,746      488,746      488,746    3,044,355
INTEREST                                  260,742      237,942      212,862    1,893,955
PRINCIPAL REPAYMENT                       228,004      250,804      275,884    1,150,400
ENDING BALANCE                          2,379,419    2,128,616    1,852,731

LINE OF CREDIT:

BEGINNING DEBT                         $1,789,540   $1,640,958   $1,418,382           $0
BORROWINGS                                      0            0            0    1,838,954
PRINCIPAL PAYMENTS                        148,582      222,576    1,418,382    1,838,954
INTEREST                                  178,954      164,096      141,838    1,032,192

SENIOR DEBT COVERAGE                          2.1          1.8          1.5
LOC DEBT COVERAGE                             1.5          1.2          0.0
TOTAL DEBT COVERAGE                           3.6          3.0          1.5

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT D
       COOS BAY REGION - EXCHANGE
       AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                   1996         1997         1998         1999
                                             ----         ----         ----         ----
REVENUES                               $1,614,178   $1,738,939   $1,904,487   $2,093,424
OPERATING EXPENSES                        853,018      928,286    1,001,620    1,080,657
                                          -------      -------    ---------    ---------
OPERATING INCOME                          761,161      810,653      902,867    1,012,766
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES              162,603    2,039,094      178,824      186,040
                                          -------    ---------      -------      -------

TOTAL CASH FLOW                          $598,558  ($1,228,441)    $724,043     $826,726


NET PRESENT VALUE @ 16.6%              $5,586,058
                                       ----------


NET PRESENT VALUE @ 15.1%              $6,079,621
                                       ----------

  YEAR ENDING DECEMBER 31,                   2000         2001         2002        TOTAL
                                             ----         ----         ----        -----
REVENUES                               $2,274,318   $2,420,635   $2,561,842  $14,607,822
OPERATING EXPENSES                      1,157,790    1,227,581    1,296,948    7,545,899
                                        ---------    ---------    ---------    ---------

OPERATING INCOME                        1,116,528    1,193,054    1,264,894    7,061,923
  PLUS: RESIDUAL VALUE                              11,384,046   11,384,046
  LESS: CAPITAL EXPENDITURES              186,530      196,605      207,177    3,156,873
                                          -------      -------      -------    ---------

TOTAL CASH FLOW                          $929,997     $996,450  $12,441,763  $15,289,096


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT E
       COOS BAY REGION - EXCHANGE
       AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,                   1996         1997         1998         1999
                                             ----         ----         ----         ----
BEGINNING MILES                             119.2
MILES ADDED                                   2.9          2.8          2.8          2.7
CUMULATIVE MILES                            122.1        124.8        127.7        130.4
DENSITY OF ADDITIONAL PLANT                    41           41           41           41

HOMES PASSED - BEGINNING                  5,909.0
  NEW HOMES & EXTENSIONS                      118          115          117          113
HOMES PASSED - ENDING                       6,027        6,142        6,258        6,371
GROWTH IN HOMES                               2.0%         1.9%         1.9%         1.8%

BASIC -  BEGINNING SUBSCRIBERS              4,322        4,424        4,523        4,624
         AVERAGE SUBSCRIBERS                4,373        4,473        4,574        4,674
         ENDING SUBSCRIBERS                 4,424        4,523        4,624        4,724
         PENETRATION                         73.4%        73.6%        73.9%        74.1%

EXPANDED BASIC - BEGINNING                  4,175        4,273        4,369        4,467
         AVERAGE SUBSCRIBERS                4,224        4,321        4,418        4,515
         ENDING SUBSCRIBERS                 4,273        4,369        4,467        4,563
         PENETRATION                         96.6%        96.6%        96.6%        96.6%

NEW PRODUCT TIER #1 - BEGINNING             3,936        4,028        4,119        4,211
         AVERAGE SUBSCRIBERS                3,982        4,074        4,165        4,257
         ENDING SUBSCRIBERS                 4,028        4,119        4,211        4,302
         PENETRATION                         91.1%        91.1%        91.1%        91.1%

NEW PRODUCT TIER #2 - BEGINNING                 0            0          362          740
         AVERAGE SUBSCRIBERS                    0          181          551        1,061
         ENDING SUBSCRIBERS                     0          362          740        1,382
         PENETRATION                          0.0%         8.0%        16.0%        29.3%

NEW PRODUCT TIER #3 - BEGINNING                 0            0          362          740
         AVERAGE SUBSCRIBERS                    0          181          551        1,061
         ENDING SUBSCRIBERS                     0          362          740        1,382
         PENETRATION                          0.0%         8.0%        16.0%        29.3%

PAY TV - BEGINNING UNITS                      983          962        1,029        1,098
         AVERAGE UNITS                        972          995        1,063        1,110
         ENDING UNITS                         962        1,029        1,098        1,122
         PENETRATION                         21.7%        22.7%        23.7%        23.7%

PAY PER VIEW - BEGINNING UNITS/MO               0            0          237          421
         AVERAGE UNITS                          0          119          329          534
         ENDING UNITS                           0          237          421          646
         AVERAGE BUY RATE/MO                  0.0%        37.5%        35.0%        36.0%

CONVERTER RENTALS - BEGINNING UNITS           856          920        1,224        1,575
         AVERAGE SUBSCRIBERS                  888        1,072        1,399        1,769
         ENDING SUBSCRIBERS                   920        1,224        1,575        1,963
         PENETRATION                         20.8%        27.1%        34.1%        41.6%

ADDRESSABLE HOMES                               0            0          633        1,202
         AVERAGE HOMES                          0          317          918        1,499
         ENDING HOMES                           0          633        1,202        1,795
         PENETRATION                          0.0%        14.0%        26.0%        38.0%

BASIC CHURN RATE                               32%          32%          32%          32%


  YEAR ENDING DECEMBER 31,                   2000          2001         2002
                                             ----          ----         ----
BEGINNING MILES
MILES ADDED                                   2.3           2.3          2.4
CUMULATIVE MILES                            132.7         135.0        137.4
DENSITY OF ADDITIONAL PLANT                    41            41           41

HOMES PASSED - BEGINNING
  NEW HOMES & EXTENSIONS                       96            97           98
HOMES PASSED - ENDING                       6,467         6,564        6,662
GROWTH IN HOMES                               1.5%          1.5%         1.5%

BASIC -  BEGINNING SUBSCRIBERS              4,724         4,811        4,899
         AVERAGE SUBSCRIBERS                4,767         4,855        4,944
         ENDING SUBSCRIBERS                 4,811         4,899        4,989
         PENETRATION                         74.4%         74.6%        74.9%

EXPANDED BASIC - BEGINNING                  4,563         4,647        4,733
         AVERAGE SUBSCRIBERS                4,605         4,690        4,776
         ENDING SUBSCRIBERS                 4,647         4,733        4,820
         PENETRATION                         96.6%         96.6%        96.6%

NEW PRODUCT TIER #1 - BEGINNING             4,302         4,381        4,462
         AVERAGE SUBSCRIBERS                4,341         4,421        4,503
         ENDING SUBSCRIBERS                 4,381         4,462        4,544
         PENETRATION                         91.1%         91.1%        91.1%

NEW PRODUCT TIER #2 - BEGINNING             1,382         1,556        1,585
         AVERAGE SUBSCRIBERS                1,469         1,571        1,599
         ENDING SUBSCRIBERS                 1,556         1,585        1,614
         PENETRATION                         32.4%         32.4%        32.4%

NEW PRODUCT TIER #3 - BEGINNING             1,382         1,556        1,585
         AVERAGE SUBSCRIBERS                1,469         1,571        1,599
         ENDING SUBSCRIBERS                 1,556         1,585        1,614
         PENETRATION                         32.4%         32.4%        32.4%

PAY TV - BEGINNING UNITS                    1,122         1,142        1,163
         AVERAGE UNITS                      1,132         1,153        1,174
         ENDING UNITS                       1,142         1,163        1,185
         PENETRATION                         23.7%         23.7%        23.7%

PAY PER VIEW - BEGINNING UNITS/MO             646           841        1,039
         AVERAGE UNITS                        744           940        1,117
         ENDING UNITS                         841         1,039        1,194
         AVERAGE BUY RATE/MO                 38.0%         40.0%        42.0%

CONVERTER RENTALS - BEGINNING UNITS         1,963         2,360        2,771
         AVERAGE SUBSCRIBERS                2,161         2,565        2,983
         ENDING SUBSCRIBERS                 2,360         2,771        3,196
         PENETRATION                         49.1%         56.6%        64.1%

ADDRESSABLE HOMES                           1,795         2,213        2,597
         AVERAGE HOMES                      2,004         2,405        2,720
         ENDING HOMES                       2,213         2,597        2,844
         PENETRATION                         46.0%         53.0%        57.0%

BASIC CHURN RATE                               32%           32%          32%

      FALCON CABLE SYSTEMS CO.                                        EXHIBIT F
       COOS BAY REGION - EXCHANGE
       AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                        RUNNING RATES
                                            AS OF                AVERAGE RATES
CURRENT RATES                           DECEMBER 1995               FOR 1996
- -------------                           -------------               --------
BASIC                                      $17.60                    $18.05
EXPANDED BASIC                              $2.20                     $2.91
NEW PRODUCT TIER #1                         $3.51                     $3.76
NEW PRODUCT TIER #2                         $5.00                     $5.00
NEW PRODUCT TIER #3                         $4.00                     $4.00
PAY                                         $6.41                     $6.41
PAY PER VIEW                                $5.35                     $5.35
CONVERTER RENTALS                           $0.86                     $0.86
INSTALLATIONS-NEW                          $50.00                    $50.00
INSTALLATIONS-CHURN                        $25.00                    $25.00


  YEAR ENDING DECEMBER 31,         1996      1997       1998      1999      2000      2001      2002
                                   ----      ----       ----      ----      ----      ----      ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                 3%        3%         3%        3%        3%        3%        3%
EXPANDED BASIC                       32%        3%         3%        3%        3%        3%        3%
NEW PRODUCT TIER #1                   7%        3%         3%        3%        3%        3%        3%
NEW PRODUCT TIER #2                   0%        3%         3%        3%        3%        3%        3%
NEW PRODUCT TIER #3                   0%        3%         3%        3%        3%        3%        3%
PAY                                   0%        1%         1%        1%        1%        1%        1%
PAY PER VIEW                          0%        3%         3%        3%        3%        3%        3%
CONVERTER/REMOTE RENTALS              0%        3%         3%        3%        3%        3%        3%
INSTALLATIONS-NEW                     0%        3%         3%        3%        3%        3%        3%
INSTALLATIONS-CHURN                   0%        3%         3%        3%        3%        3%        3%

AVERAGE RATES
- -------------
BASIC                            $18.05    $18.59     $19.15    $19.72    $20.32    $20.93    $21.55
EXPANDED BASIC                     2.91      3.00       3.09      3.18      3.28      3.38      3.48
NEW PRODUCT TIER #1                3.76      3.87       3.99      4.11      4.23      4.36      4.49
NEW PRODUCT TIER #2                5.00      5.15       5.30      5.46      5.63      5.80      5.97
NEW PRODUCT TIER #3                4.00      4.12       4.24      4.37      4.50      4.64      4.78
PAY                                6.41      6.47       6.54      6.60      6.67      6.74      6.80
PAY PER VIEW                       5.35      5.51       5.67      5.84      6.02      6.20      6.39
CONVERTERS RENTALS                 0.86      0.89       0.91      0.94      0.97      1.00      1.03
INSTALLATIONS-NEW                 50.00     51.50      53.05     54.64     56.28     57.96     59.70
INSTALLATIONS-CHURN               25.00     25.75      26.52     27.32     28.14     28.98     29.85

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT G
  COOS BAY REGION - EXCHANGE
    AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,            1996         1997         1998         1999
                                      ----         ----         ----         ----
REVENUES:
BASIC                             $947,168     $997,995   $1,051,027   $1,106,316
EXPANDED BASIC                     147,612      155,533      163,798      172,414
NEW PRODUCT TIER #1                179,674      189,315      199,375      209,863
NEW PRODUCT TIER #2                      0       11,181       35,065       69,550
NEW PRODUCT TIER #3                      0        8,945       28,052       55,640
PAY TV                              74,793       77,316       83,432       87,947
PAY PER VIEW                             0        7,848       22,409       37,413
CONVERTER RENTALS                    9,166       11,395       15,320       19,948
INSTALLATIONS                       31,871       33,398       35,171       36,818
COMMERCIAL                          57,812       59,547       61,333       63,173
ADVERTISING                         57,017       70,861       86,227      102,688
MISCELLANEOUS                      109,067      115,607      123,277      131,655
                                   -------      -------      -------      -------
TOTAL REVENUES                  $1,614,178   $1,738,939   $1,904,487   $2,093,424

OPERATING EXPENSES:
OPERATIONS                        $278,747     $295,400     $314,585     $335,177
GENERAL & ADMINISTRATIVE           223,063      233,529      244,982      257,150
SALES & MARKETING                   72,891       99,334      110,250      121,838
PROGRAMMING                        278,316      300,024      331,803      366,492
                                   -------      -------      -------      -------

TOTAL OPERATING EXPENSES          $853,018     $928,286   $1,001,620   $1,080,657
                                  --------     --------   ----------   ----------

OPERATING INCOME                  $761,161     $810,653     $902,867   $1,012,766

OPERATING MARGIN                      47.2%        46.6%        47.4%        48.4%

TOTAL REVENUE/BASIC SUB/MONTH       $30.76       $32.40       $34.70       $37.32
CASH FLOW/BASIC SUB/MONTH           $14.51       $15.10       $16.45       $18.06

OPERATIONS % OF REVENUE                 17%          17%          17%          16%
G & A PERCENTAGE OF REVENUE             14%          13%          13%          12%
SALES & MARKETING % OF REVENUE           5%           6%           6%           6%
PROGRAMMING % OF REVENUE                17%          17%          17%          18%

  YEAR ENDING DECEMBER 31,            2000         2001         2002        TOTAL
                                      ----         ----         ----        -----
REVENUES:
BASIC                           $1,162,201   $1,219,113   $1,278,798   $7,762,619
EXPANDED BASIC                     181,123      189,993      199,294    1,209,766
NEW PRODUCT TIER #1                220,465      231,260      242,582    1,472,535
NEW PRODUCT TIER #2                 99,200      109,244      114,592      438,832
NEW PRODUCT TIER #3                 79,360       87,395       91,674      351,065
PAY TV                              90,595       93,186       95,850      603,119
PAY PER VIEW                        53,706       69,915       85,558      276,848
CONVERTER RENTALS                   25,106       30,691       36,763      148,389
INSTALLATIONS                       38,042       39,903       41,853      257,057
COMMERCIAL                          65,068       67,020       69,031      442,985
ADVERTISING                        119,454      135,135      150,143      721,524
MISCELLANEOUS                      139,998      147,779      155,701      923,083
                                   -------      -------      -------

TOTAL REVENUES                  $2,274,318   $2,420,635   $2,561,842  $14,607,822

OPERATING EXPENSES:
OPERATIONS                        $355,196     $374,041     $393,220   $2,346,366
GENERAL & ADMINISTRATIVE           269,342      281,183      293,346    1,802,595
SALES & MARKETING                  133,595      144,914      156,088      838,910
PROGRAMMING                        399,657      427,443      454,293    2,558,028
                                   -------      -------      -------    ---------

TOTAL OPERATING EXPENSES        $1,157,790   $1,227,581   $1,296,948   $7,545,899
                                ----------   ----------   ----------   ----------
OPERATING INCOME                $1,116,528   $1,193,054   $1,264,894   $7,061,923

OPERATING MARGIN                      49.1%        49.3%        49.4%        48.3%

TOTAL REVENUE/BASIC SUB/MONTH       $39.76       $41.55       $43.18
CASH FLOW/BASIC SUB/MONTH           $19.52       $20.48       $21.32

OPERATIONS % OF REVENUE                 16%          15%          15%
G & A PERCENTAGE OF REVENUE             12%          12%          11%
SALES & MARKETING % OF REVENUE           6%           6%           6%
PROGRAMMING % OF REVENUE                18%          18%          18%

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT H
    COOS BAY REGION - EXCHANGE
      AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                 1996         1997       1998       1999       2000       2001       2002         TOTAL
                                           ----         ----       ----       ----       ----       ----       ----         -----
ASSUMPTIONS AND INPUTS:
- -----------------------

BV OF EXISTING PLANT                 $2,342,715
ADDITIONAL MILES OF PLANT                   2.9          2.8        2.8        2.7        2.3        2.3        2.4
AERIAL PLANT PER MILE                   $12,000      $12,240    $12,485    $12,734    $12,989    $13,249    $13,514
UNDERGROUND PLANT PER MILE              $18,000      $18,360    $18,727    $19,102    $19,484    $19,873    $20,271
PERCENTAGE OF PLANT AERIAL                   20%          20%        20%        20%        20%        20%        20%
PERCENTAGE OF PLANT UNDERGROUND              80%          80%        80%        80%        80%        80%        80%
AVERAGE COST PER CONVERTER                 $110         $112       $114       $117       $119       $121       $124
PERCENTAGE CONVERTER USE                     21%          27%        34%        42%        49%        57%        64%
PERCENTAGE REPLACEMENT                        5%           5%         5%         5%         5%         5%         5%
INSTALLATION COST PER SUBSCRIBER            $54          $55        $56        $57        $58        $59        $61
MISC. CAPITAL PER SUBSCRIBER                 $5           $5         $5         $5         $5         $6         $6
INFLATION FACTOR FOR CAPITALS                 2%           2%         2%         2%         2%         2%         2%          115%

ANNUAL COSTS:
- -------------

PLANT ADDITIONS - AERIAL                 $6,866       $6,786     $7,053     $6,945     $6,010     $6,222     $6,442       $46,324
                - UNDERGROUND            41,196       40,717     42,320     41,672     36,059     37,331     38,649       277,944
PLANT REBUILD/UPGRADE/INCL. HDND.         6,079    1,876,475      6,774      7,057      7,325      7,604      7,893     1,919,207
AVERAGE COST OF NEW CONVERTERS            2,323        3,017      3,959      4,811      5,083      6,083      7,153        32,430
CONVERTER REPLACEMENT                     4,946        6,714      8,814     11,216     13,795     16,521     19,438        81,445
INSTALLATION COSTS                       79,330       82,571     86,112     89,539     92,458     96,041     99,762       625,811
MISC. CAPITAL EXPENDITURES               21,864       22,813     23,792     24,801     25,801     26,801     27,841       173,713
                                         ------       ------     ------     ------     ------     ------     ------       -------

TOTAL CAPITAL EXPENDITURES             $162,603   $2,039,094   $178,824   $186,040   $186,530   $196,605   $207,177    $3,156,873

  AS A % OF OPERATING INCOME               21.4%       251.5%      19.8%      18.4%      16.7%      16.5%      16.4%

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT I
    COOS BAY REGION - EXCHANGE
     AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                   YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7
                                   ------     ------     ------     ------     ------     ------     ------
ESTIMATED DEPRECIATION RATES         14.3%      24.5%      17.5%      12.5%       8.9%       8.9%       8.9%

DEPRECIATION - BEG. & ADTNS.         1996       1997       1998       1999       2000       2001       2002         TOTAL
                                     ----       ----       ----       ----       ----       ----       ----         -----
               YEAR 1            $358,010   $613,552   $438,180   $312,914   $223,725   $223,474   $223,725    $2,393,581
               YEAR 2                        291,386    499,374    356,637    254,683    182,091    181,887     1,766,059
               YEAR 3                                    25,554     43,794     31,276     22,335     15,969       138,929
               YEAR 4                                               26,585     45,561     32,538     23,236       127,921
               YEAR 5                                                          26,655     45,681     32,624       104,961
               YEAR 6                                                                     28,095     48,148        76,243
               YEAR 7                                                                                29,606        29,606
                                 --------   --------   --------   --------   --------   --------   --------    ----------

TOTAL DEPRECIATION               $358,010   $904,939   $963,108   $739,931   $581,900   $534,215   $555,196    $4,637,299

   FALCON CABLE SYSTEMS CO.                                           EXHIBIT J
  COOS BAY REGION - EXCHANGE
   AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                          7
AVERAGE SUBSCRIBER LIFE (YEARS)                               8
INCOME TAX RATE                                              34%
CAPITAL GAIN RATE                                            34%
NET FMV OF EXISTING ASSETS                           $2,342,715
SUBSCRIBERS IN FRANCHISES                                   100%


                                                 LOW       HIGH
                                            ANALYSIS   ANALYSIS
                                            --------   --------
DEBT PERCENTAGE                                   50%        50%
EQUITY PERCENTAGE                                 50%        50%
RESIDUAL MULTIPLE (ROE & ROI)                      9          9
MULT OF PAST YEAR'S OPERATING INCOME            10.5       11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME        10.0       11.0
MULT OF NEXT YEAR'S OPERATING INCOME             9.5       10.5
TARGET RETURN ON EQUITY                         14.0%      12.0%
TARGET RETURN ON INVESTMENT                     16.6%      15.1%

                                 DALLAS - SALE

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT A
       DALLAS REGION - SALE
     AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                           LOW           HIGH
                                                                           ---           ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        ADJUSTED OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)        $1,424,832      $1,424,832
        VALUATION MULTIPLE                                                    10.5            11.5
                                                                              ----            ----

        ESTIMATED FAIR MARKET VALUE                                    $14,960,738     $16,385,570
                                                                       -----------     -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                $2,605,152      $2,605,152
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)                   60.4%           60.4%
                                                                              -----           -----

        "RUNNING RATE" OPERATING INCOME                                  1,574,523       1,574,523
            VALUATION MULTIPLE                                                10.0            11.0
                                                                              ----            ----

        ESTIMATED FAIR MARKET VALUE                                    $15,745,227     $17,319,750
                                                                       -----------     -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                $1,660,673      $1,660,673
        VALUATION MULTIPLE                                                     9.5            10.5
                                                                               ---            ----

        ESTIMATED FAIR MARKET VALUE                                    $15,776,391     $17,437,064
                                                                       -----------     -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                               14.0%           12.0%
        ESTIMATED FAIR MARKET VALUE                                    $14,334,131     $15,426,595
                                                                       -----------     -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                              16.6%           15.1%
        ESTIMATED FAIR MARKET VALUE                                    $13,989,432     $15,032,075
                                                                       -----------     -----------


SUMMARY OF VALUES
- -----------------

I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                         $14,960,738     $16,385,570
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME                       15,745,227      17,319,750
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                          15,776,391      17,437,064
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                             14,334,131      15,426,595
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                         13,989,432      15,032,075
                                                                        ----------      ----------

RANGE OF ESTIMATED FAIR MARKET VALUES                                  $14,762,000     $16,042,000

ESTIMATED FAIR MARKET VALUE                                                    $15,402,000
                                                                               -----------

     FALCON CABLE SYSTEMS CO.                                        EXHIBIT B
       DALLAS REGION - SALE                                        LOW ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                 1996          1997          1998          1999
                                           ----          ----          ----          ----
REVENUES                             $2,747,693    $2,942,374    $3,165,196    $3,400,467
OPERATING EXPENSES                    1,087,020     1,165,761     1,260,445     1,362,210
                                      ---------     ---------     ---------     ---------

OPERATING INCOME                     $1,660,673    $1,776,612    $1,904,751    $2,038,257
   OPERATING MARGIN                        0.60          0.60          0.60          0.60
PARENT SERVICES/MGT FEE (5%)            137,385       147,119       158,260       170,023
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200       687,200
SUBSCRIBER LIST (8)                     153,533       153,533       153,533       153,533
NON-COMPETE COVENANTS (0)                     0             0             0             0
DEPRECIATION                            315,120       585,519       511,976       463,484
INTEREST                                695,714       695,714       695,714       652,061
                                        -------       -------       -------       -------

PRE-TAX INCOME                        ($328,279)    ($492,473)    ($301,932)     ($88,045)
INCOME TAX (EXPENSE)/BENEFIT            111,615       167,441       102,657        29,935
                                        -------       -------       -------        ------

NET INCOME                            ($216,664)    ($325,032)    ($199,275)     ($58,110)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                        ($328,279)    ($492,473)    ($301,932)     ($88,045)
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200       687,200
SUBSCRIBER LIST (8)                     153,533       153,533       153,533       153,533
NON-COMPETE COVENANTS (0)                     0             0             0             0
DEPRECIATION                            315,120       585,519       511,976       463,484
EQUITY                                6,957,142
DEBT                                  6,957,142             0             0             0
RESIDUAL VALUE IN YEAR 7
                                      ---------      --------     ---------     ---------

TOTAL SOURCES OF CASH               $14,741,858      $933,780    $1,050,777    $1,216,173

USES OF CASH -
PURCHASE PRICE - CURRENT            $14,334,131
CAPITAL EXPENDITURES                    307,630       318,205       338,434       346,544
DEBT RETIREMENT                               0             0       436,529       480,181
TAXES PAID ON NET INCOME                      0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                     ----------      --------      --------      --------
TOTAL USES OF CASH                  $14,641,761      $318,205      $774,963      $826,726

ANNUAL CASH INCREASE/(DECREASE)        $100,097      $615,574      $275,814      $389,447
CUMULATIVE CASH                         100,097       715,671       991,486     1,380,933


  YEAR ENDING DECEMBER 31,                 2000          2001          2002        TOTAL
                                           ----          ----          ----        -----
REVENUES                             $3,638,199    $3,883,772    $4,141,720  $23,919,421
OPERATING EXPENSES                    1,464,268     1,568,874     1,679,019    9,587,597
                                      ---------     ---------     ---------    ---------

OPERATING INCOME                     $2,173,932    $2,314,898    $2,462,701  $14,331,825
   OPERATING MARGIN                        0.60          0.60          0.59
PARENT SERVICES/MGT FEE (5%)            181,910       194,189       207,086    1,195,971
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200    4,810,400
SUBSCRIBER LIST (8)                     153,533       153,533       153,533    1,074,733
NON-COMPETE COVENANTS (0)                     0             0             0            0
DEPRECIATION                            434,596       477,319       522,691    3,310,705
INTEREST                                604,043       551,223       493,121    4,387,592
                                        -------       -------       -------    ---------

PRE-TAX INCOME                         $112,650      $251,434      $399,069    ($447,576)
INCOME TAX (EXPENSE)/BENEFIT            (38,301)      (85,488)     (135,684)     152,176
                                        -------       -------      --------      -------

NET INCOME                              $74,349      $165,946      $263,386    ($295,400)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                         $112,650      $251,434      $399,069    ($447,576)
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200    4,810,400
SUBSCRIBER LIST (8)                     153,533       153,533       153,533    1,074,733
NON-COMPETE COVENANTS (0)                     0             0             0            0
DEPRECIATION                            434,596       477,319       522,691    3,310,705
EQUITY                                                                         6,957,142
DEBT                                          0             0             0    6,957,142
RESIDUAL VALUE IN YEAR 7                                         22,164,309   22,164,309
                                      ---------     ---------    ----------   ----------

TOTAL SOURCES OF CASH                $1,387,979    $1,569,486   $23,926,802  $44,826,855

USES OF CASH -
PURCHASE PRICE - CURRENT                                                     $14,334,131
CAPITAL EXPENDITURES                    376,970       398,887       421,694    2,508,365
DEBT RETIREMENT                         528,200       581,020     4,931,213    6,957,142
TAXES PAID ON NET INCOME                      0             0             0            0
TAXES PAID ON SALE (RESIDUAL)                                     4,783,826    4,783,826
                                      ---------     ---------     ---------    ---------

TOTAL USES OF CASH                     $905,169      $979,907   $10,136,733  $28,583,463

ANNUAL CASH INCREASE/(DECREASE)        $482,809      $589,580   $13,790,070  $16,243,392
CUMULATIVE CASH                       1,863,742     2,453,322    16,243,392

     FALCON CABLE SYSTEMS CO.                                       EXHIBIT B
       DALLAS REGION - SALE                                       HIGH ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                 1996          1997          1998          1999
                                           ----          ----          ----          ----
REVENUES                             $2,747,693    $2,942,374    $3,165,196    $3,400,467
OPERATING EXPENSES                    1,087,020     1,165,761     1,260,445     1,362,210
                                      ---------     ---------     ---------     ---------

OPERATING INCOME                     $1,660,673    $1,776,612    $1,904,751    $2,038,257
   OPERATING MARGIN                        0.60          0.60          0.60          0.60
PARENT SERVICES/MGT FEE (5%)            137,385       147,119       158,260       170,023
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200       687,200
SUBSCRIBER LIST (8)                     153,533       153,533       153,533       153,533
NON-COMPETE COVENANTS (0)                     0             0             0             0
DEPRECIATION                            315,120       585,519       511,976       463,484
INTEREST                                753,219       753,219       753,219       705,958
                                        -------       -------       -------       -------

PRE-TAX INCOME                        ($385,784)    ($549,978)    ($359,437)    ($141,942)
INCOME TAX (EXPENSE)/BENEFIT            131,166       186,992       122,208        48,260
                                        -------       -------       -------        ------

NET INCOME                            ($254,617)    ($362,985)    ($237,228)     ($93,681)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                        ($385,784)    ($549,978)    ($359,437)    ($141,942)
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200       687,200
SUBSCRIBER LIST (8)                     153,533       153,533       153,533       153,533
NON-COMPETE COVENANTS (0)                     0             0             0             0
DEPRECIATION                            315,120       585,519       511,976       463,484
EQUITY                                7,532,189
DEBT                                  7,532,189             0             0             0
RESIDUAL VALUE IN YEAR 7
                                      ---------     ---------     ---------     ---------

TOTAL SOURCES OF CASH               $15,834,448      $876,275      $993,272    $1,162,276

USES OF CASH -
PURCHASE PRICE - CURRENT            $15,426,595
CAPITAL EXPENDITURES                    307,630       318,205       338,434       346,544
DEBT RETIREMENT                               0             0       472,610       519,871
TAXES PAID ON NET INCOME                      0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                      ---------      --------      --------      --------

TOTAL USES OF CASH                  $15,734,225      $318,205      $811,044      $866,415

ANNUAL CASH INCREASE/(DECREASE)        $100,223      $558,070      $182,228      $295,861
CUMULATIVE CASH                         100,223       658,292       840,520     1,136,381


  YEAR ENDING DECEMBER 31,                 2000          2001          2002        TOTAL
                                           ----          ----          ----        -----
REVENUES                             $3,638,199    $3,883,772    $4,141,720  $23,919,421
OPERATING EXPENSES                    1,464,268     1,568,874     1,679,019    9,587,597
                                      ---------     ---------     ---------    ---------

OPERATING INCOME                     $2,173,932    $2,314,898    $2,462,701  $14,331,825
   OPERATING MARGIN                        0.60          0.60          0.59
PARENT SERVICES/MGT FEE (5%)            181,910       194,189       207,086    1,195,971
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200    4,810,400
SUBSCRIBER LIST (8)                     153,533       153,533       153,533    1,074,733
NON-COMPETE COVENANTS (0)                     0             0             0            0
DEPRECIATION                            434,596       477,319       522,691    3,310,705
INTEREST                                653,971       596,785       533,881    4,750,251
                                        -------       -------       -------    ---------

PRE-TAX INCOME                          $62,722      $205,872      $358,310    ($810,236)
INCOME TAX (EXPENSE)/BENEFIT            (21,325)      (69,997)     (121,825)     275,480
                                        -------       -------      --------      -------

NET INCOME                              $41,396      $135,876      $236,485    ($534,755)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                          $62,722      $205,872      $358,310    ($810,236)
FRANCHISE AMORTIZATION (15)             687,200       687,200       687,200    4,810,400
SUBSCRIBER LIST (8)                     153,533       153,533       153,533    1,074,733
NON-COMPETE COVENANTS (0)                     0             0             0            0
DEPRECIATION                            434,596       477,319       522,691    3,310,705
EQUITY                                                                         7,532,189
DEBT                                          0             0             0    7,532,189
RESIDUAL VALUE IN YEAR 7                                         22,164,309   22,164,309
                                      ---------     ---------    ----------   ----------

TOTAL SOURCES OF CASH                $1,338,051    $1,523,925   $23,886,043  $45,614,290

USES OF CASH -
PURCHASE PRICE - CURRENT                                                     $15,426,595
CAPITAL EXPENDITURES                    376,970       398,887       421,694    2,508,365
DEBT RETIREMENT                         571,858       629,044     5,338,805    7,532,189
TAXES PAID ON NET INCOME                      0             0             0            0
TAXES PAID ON SALE (RESIDUAL)                                     4,289,083    4,289,083
                                       --------     ---------     ---------    ---------

TOTAL USES OF CASH                     $948,828    $1,027,931   $10,049,583  $29,756,233

ANNUAL CASH INCREASE/(DECREASE)        $389,223      $495,993   $13,836,460  $15,858,057
CUMULATIVE CASH                       1,525,604     2,021,597    15,858,057

     FALCON CABLE SYSTEMS CO.                                        EXHIBIT C
       DALLAS REGION - SALE                                        LOW ANALYSIS
     AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------

TOTAL YEAR 1 CASH REQUIREMENTS      $13,914,284
YEAR 1 DEBT REQUIREMENTS              6,957,142
YEAR 1 EQUITY REQUIREMENTS            6,957,142

FINANCING AVAILABLE                  $9,261,409   $10,794,373   $11,547,981   $12,380,883
UNUSED LEVERAGE                       2,304,267     3,837,231     5,027,367     6,340,451

SENIOR DEBT:                               1996          1997          1998          1999
                                           ----          ----          ----          ----
BEGINNING DEBT                               $0    $6,957,142    $6,957,142    $6,520,613
DEBT ADDED                            6,957,142             0             0             0
TOTAL ANNUAL PAYMENTS                   695,714       695,714     1,132,243     1,132,243
INTEREST                                695,714       695,714       695,714       652,061
PRINCIPAL REPAYMENT                           0             0       436,529       480,181
ENDING BALANCE                        6,957,142     6,957,142     6,520,613     6,040,432

LINE OF CREDIT:

BEGINNING DEBT                               $0            $0            $0            $0
BORROWINGS                                    0             0             0             0
PRINCIPAL PAYMENTS                            0             0             0             0
INTEREST                                      0             0             0             0

SENIOR DEBT COVERAGE                        4.2           3.9           3.4           3.0
LOC DEBT COVERAGE                           0.0           0.0           0.0           0.0
TOTAL DEBT COVERAGE                         4.2           3.9           3.4           3.0

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                 $13,248,672   $14,130,557   $15,046,838
UNUSED LEVERAGE                       7,736,440     9,199,344    10,754,747

SENIOR DEBT:                               2000          2001          2002        TOTAL
                                           ----          ----          ----        -----
BEGINNING DEBT                       $6,040,432    $5,512,232    $4,931,213
DEBT ADDED                                    0             0             0    6,957,142
TOTAL ANNUAL PAYMENTS                 1,132,243     1,132,243     1,132,243    7,052,643
INTEREST                                604,043       551,223       493,121    4,387,592
PRINCIPAL REPAYMENT                     528,200       581,020       639,122    2,665,051
ENDING BALANCE                        5,512,232     4,931,213     4,292,091

LINE OF CREDIT:

BEGINNING DEBT                               $0            $0            $0           $0
BORROWINGS                                    0             0             0            0
PRINCIPAL PAYMENTS                            0             0             0            0
INTEREST                                      0             0             0            0

SENIOR DEBT COVERAGE                        2.5           2.1           1.7
LOC DEBT COVERAGE                           0.0           0.0           0.0
TOTAL DEBT COVERAGE                         2.5           2.1           1.7

   FALCON CABLE SYSTEMS CO.                                          EXHIBIT C
     DALLAS REGION - SALE                                          HIGH ANALYSIS
   AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS      $15,064,379
YEAR 1 DEBT REQUIREMENTS              7,532,189
YEAR 1 EQUITY REQUIREMENTS            7,532,189

FINANCING AVAILABLE                 $10,686,241   $12,455,046   $13,324,593   $14,285,634
UNUSED LEVERAGE                       3,154,052     4,922,856     6,265,014     7,745,926

SENIOR:                                    1996          1997          1998          1999
                                           ----          ----          ----          ----
BEGINNING DEBT                               $0    $7,532,189    $7,532,189    $7,059,579
DEBT ADDED                            7,532,189             0             0             0
TOTAL ANNUAL PAYMENTS                   753,219       753,219     1,225,829     1,225,829
INTEREST                                753,219       753,219       753,219       705,958
PRINCIPAL REPAYMENT                           0             0       472,610       519,871
ENDING BALANCE                        7,532,189     7,532,189     7,059,579     6,539,708

LINE OF CREDIT:

BEGINNING DEBT                               $0            $0            $0            $0
BORROWINGS                                    0             0             0             0
PRINCIPAL PAYMENTS                            0             0             0             0
INTEREST                                      0             0             0             0

SENIOR DEBT COVERAGE                        4.5           4.2           3.7           3.2
LOC DEBT COVERAGE                           0.0           0.0           0.0           0.0
TOTAL DEBT COVERAGE                         4.5           4.2           3.7           3.2

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                 $15,286,930   $16,304,489   $17,361,737
UNUSED LEVERAGE                       9,319,080    10,965,683    12,714,880

SENIOR:                                    2000          2001          2002        TOTAL
                                           ----          ----          ----        -----
BEGINNING DEBT                       $6,539,708    $5,967,850    $5,338,805
DEBT ADDED                                    0             0             0   $7,532,189
TOTAL ANNUAL PAYMENTS                 1,225,829     1,225,829     1,225,829    7,635,584
INTEREST                                653,971       596,785       533,881    4,750,251
PRINCIPAL REPAYMENT                     571,858       629,044       691,949    2,885,332
ENDING BALANCE                        5,967,850     5,338,805     4,646,857

LINE OF CREDIT:

BEGINNING DEBT                               $0            $0            $0           $0
BORROWINGS                                    0             0             0            0
PRINCIPAL PAYMENTS                            0             0             0            0
INTEREST                                      0             0             0            0

SENIOR DEBT COVERAGE                        2.7           2.3           1.9
LOC DEBT COVERAGE                           0.0           0.0           0.0
TOTAL DEBT COVERAGE                         2.7           2.3           1.9

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT D
       DALLAS REGION - SALE
     AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                 1996          1997         1998          1999
                                           ----          ----         ----          ----
REVENUES                             $2,747,693    $2,942,374   $3,165,196    $3,400,467
OPERATING EXPENSES                    1,087,020     1,165,761    1,260,445     1,362,210
                                      ---------     ---------    ---------     ---------

OPERATING INCOME                      1,660,673     1,776,612    1,904,751     2,038,257
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES            307,630       318,205      338,434       346,544

TOTAL CASH FLOW                      $1,353,043    $1,458,407   $1,566,317    $1,691,713


NET PRESENT VALUE @ 16.6%           $13,989,432
                                    -----------

NET PRESENT VALUE @ 15.1%           $15,032,075
                                    -----------

  YEAR ENDING DECEMBER 31,                 2000          2001         2002         TOTAL
                                           ----          ----         ----         -----
REVENUES                             $3,638,199    $3,883,772   $4,141,720   $23,919,421
OPERATING EXPENSES                    1,464,268     1,568,874    1,679,019     9,587,597
                                      ---------     ---------    ---------     ---------

OPERATING INCOME                      2,173,932     2,314,898    2,462,701    14,331,825
  PLUS: RESIDUAL VALUE                                          22,164,309    22,164,309
  LESS: CAPITAL EXPENDITURES            376,970       398,887      421,694     2,508,365

TOTAL CASH FLOW                      $1,796,962    $1,916,011  $24,205,315   $33,987,768


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

        FALCON CABLE SYSTEMS CO.                                      EXHIBIT E
          DALLAS REGION - SALE
         AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,                   1996     1997     1998     1999     2000     2001     2002
                                             ----     ----     ----     ----     ----     ----     ----
BEGINNING MILES                             162.7
MILES ADDED                                   6.1      6.0      6.3      6.2      7.1      7.5      7.8
CUMULATIVE MILES                            168.8    174.8    181.1    187.3    194.4    201.9    209.7
DENSITY OF ADDITIONAL PLANT                    36       38       36       38       34       33       32

HOMES PASSED - BEGINNING                    9,209
  NEW HOMES & EXTENSIONS                      221      226      231      236      241      247      253
HOMES PASSED - ENDING                       9,430    9,655    9,886   10,122   10,364   10,611   10,863
GROWTH IN HOMES                               2.4%     2.4%     2.4%     2.4%     2.4%     2.4%     2.4%

BASIC -  BEGINNING SUBSCRIBERS              6,775    6,984    7,200    7,421    7,624    7,832    8,045
         AVERAGE SUBSCRIBERS                6,880    7,092    7,311    7,523    7,728    7,938    8,154
         ENDING SUBSCRIBERS                 6,984    7,200    7,421    7,624    7,832    8,045    8,263
         PENETRATION                         74.1%    74.6%    75.1%    75.3%    75.6%    75.8%    76.1%

EXPANDED BASIC - BEGINNING                  5,403    5,570    5,742    5,918    6,080    6,246    6,416
         AVERAGE SUBSCRIBERS                5,487    5,656    5,830    5,999    6,163    6,331    6,503
         ENDING SUBSCRIBERS                 5,570    5,742    5,918    6,080    6,246    6,416    6,590
         PENETRATION                         79.7%    79.7%    79.7%    79.7%    79.7%    79.7%    79.7%

NEW PRODUCT TIER #1 - BEGINNING             3,834    3,953    4,074    4,200    4,314    4,432    4,553
         AVERAGE SUBSCRIBERS                3,893    4,013    4,137    4,257    4,373    4,492    4,614
         ENDING SUBSCRIBERS                 3,953    4,074    4,200    4,314    4,432    4,553    4,676
         PENETRATION                         56.6%    56.6%    56.6%    56.6%    56.6%    56.6%    56.6%

NEW PRODUCT TIER #2 - BEGINNING                 0        0        0        0        0        0        0
         AVERAGE SUBSCRIBERS                    0        0        0        0        0        0        0
         ENDING SUBSCRIBERS                     0        0        0        0        0        0        0
         PENETRATION                          0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

NEW PRODUCT TIER #3 - BEGINNING                 0        0        0        0        0        0        0
         AVERAGE SUBSCRIBERS                    0        0        0        0        0        0        0
         ENDING SUBSCRIBERS                     0        0        0        0        0        0        0
         PENETRATION                          0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

PAY TV - BEGINNING UNITS                    3,427    3,463    3,642    3,828    3,933    4,040    4,150
         AVERAGE UNITS                      3,445    3,552    3,735    3,880    3,986    4,095    4,206
         ENDING UNITS                       3,463    3,642    3,828    3,933    4,040    4,150    4,263
         PENETRATION                         49.6%    50.6%    51.6%    51.6%    51.6%    51.6%    51.6%

PAY PER VIEW - BEGINNING UNITS/MO             212      288      438      700      985    1,209    1,450
         AVERAGE UNITS                        250      363      569      842    1,097    1,330    1,580
         ENDING UNITS                         288      438      700      985    1,209    1,450    1,709
         AVERAGE BUY RATE/MO                  6.8%     9.8%    14.8%    19.8%    23.3%    26.8%    30.3%

CONVERTER RENTALS - BEGINNING UNITS         4,512    4,669    4,849    5,035    5,211    5,392    5,579
         AVERAGE SUBSCRIBERS                4,590    4,759    4,942    5,123    5,301    5,485    5,675
         ENDING SUBSCRIBERS                 4,669    4,849    5,035    5,211    5,392    5,579    5,772
         PENETRATION                         66.8%    67.3%    67.8%    68.3%    68.8%    69.3%    69.8%

ADDRESSABLE HOMES                           4,020    4,249    4,488    4,737    4,981    5,195    5,417
         AVERAGE HOMES                      4,135    4,369    4,613    4,859    5,088    5,306    5,532
         ENDING HOMES                       4,249    4,488    4,737    4,981    5,195    5,417    5,647
         PENETRATION                         60.8%    62.3%    63.8%    65.3%    66.3%    67.3%    68.3%

BASIC CHURN RATE                               28%      28%      28%      28%      28%      28%      28%

         FALCON CABLE SYSTEMS CO.                                     EXHIBIT F
          DALLAS REGION - SALE
         AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                        RUNNING RATES
                                            AS OF        AVERAGE RATES
CURRENT RATES                           DECEMBER 1995       FOR 1996
- -------------                           -------------       --------
BASIC                                      $16.94            $17.19
EXPANDED BASIC                              $5.08             $5.85
NEW PRODUCT TIER #1                         $5.87             $6.22
NEW PRODUCT TIER #2                         $0.00             $4.00
NEW PRODUCT TIER #3                         $0.00             $4.00
PAY                                         $6.96             $6.96
PAY PER VIEW                                $9.98             $9.98
CONVERTER RENTALS                           $0.67             $0.99
INSTALLATIONS-NEW                          $50.00            $50.00
INSTALLATIONS-CHURN                        $25.00            $25.00



  YEAR ENDING DECEMBER 31,           1996     1997     1998     1999     2000     2001     2002
                                     ----     ----     ----     ----     ----     ----     ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                   1%       3%       3%       3%       3%       3%       3%
EXPANDED BASIC                         15%       3%       3%       3%       3%       3%       3%
NEW PRODUCT TIER #1                     6%       3%       3%       3%       3%       3%       3%
NEW PRODUCT TIER #2                     0%       3%       3%       3%       3%       3%       3%
NEW PRODUCT TIER #3                     0%       3%       3%       3%       3%       3%       3%
PAY                                     0%       1%       1%       1%       1%       1%       1%
PAY PER VIEW                            0%       3%       3%       3%       3%       3%       3%
CONVERTER/REMOTE RENTALS               48%       3%       3%       3%       3%       3%       3%
INSTALLATIONS-NEW                       0%       3%       3%       3%       3%       3%       3%
INSTALLATIONS-CHURN                     0%       3%       3%       3%       3%       3%       3%

AVERAGE RATES
- -------------
BASIC                              $17.19   $17.71   $18.24   $18.78   $19.35   $19.93   $20.53
EXPANDED BASIC                      $5.85     6.03     6.21     6.39     6.58     6.78     6.99
NEW PRODUCT TIER #1                 $6.22     6.41     6.60     6.80     7.00     7.21     7.43
NEW PRODUCT TIER #2                 $4.00     4.12     4.24     4.37     4.50     4.64     4.78
NEW PRODUCT TIER #3                 $4.00     4.12     4.24     4.37     4.50     4.64     4.78
PAY                                 $6.96     7.03     7.10     7.17     7.24     7.31     7.39
PAY PER VIEW                        $9.98    10.28    10.59    10.91    11.23    11.57    11.92
CONVERTERS RENTALS                  $0.99     1.02     1.05     1.08     1.11     1.15     1.18
INSTALLATIONS-NEW                  $50.00    51.50    53.05    54.64    56.28    57.96    59.70
INSTALLATIONS-CHURN                $25.00    25.75    26.52    27.32    28.14    28.98    29.85

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT G
       DALLAS REGION - SALE
     AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                1996         1997         1998         1999
                                          ----         ----         ----         ----
REVENUES:
BASIC                               $1,419,150   $1,506,856   $1,599,871   $1,695,660
EXPANDED BASIC                         385,151      408,954      434,198      460,195
NEW PRODUCT TIER #1                    290,594      308,553      327,600      347,214
NEW PRODUCT TIER #2                          0            0            0            0
NEW PRODUCT TIER #3                          0            0            0            0
PAY TV                                 287,728      299,669      318,218      333,909
PAY PER VIEW                            29,911       44,786       72,307      110,221
CONVERTER RENTALS                       54,535       58,232       62,287       66,504
INSTALLATIONS                           46,518       49,373       52,399       54,425
COMMERCIAL                              41,115       42,348       43,619       44,927
ADVERTISING                             99,156      124,396      149,816      176,676
MISCELLANEOUS                           93,834       99,205      104,881      110,737
                                        ------       ------      -------      -------

TOTAL REVENUES                      $2,747,693   $2,942,374   $3,165,196   $3,400,467

OPERATING EXPENSES:
OPERATIONS                            $280,520     $298,960     $319,349     $340,533
GENERAL & ADMINISTRATIVE               251,307      264,537      278,709      293,381
SALES & MARKETING                       81,561       95,770      109,842      124,605
PROGRAMMING                            473,632      506,494      552,545      603,691

TOTAL OPERATING EXPENSES            $1,087,020   $1,165,761   $1,260,445   $1,362,210
                                    ----------   ----------   ----------   ----------

OPERATING INCOME                    $1,660,673   $1,776,612   $1,904,751   $2,038,257

OPERATING MARGIN                          60.4%        60.4%        60.2%        59.9%

TOTAL REVENUE/BASIC SUB/MONTH           $33.28       $34.57       $36.08       $37.67
CASH FLOW/BASIC SUB/MONTH               $20.12       $20.88       $21.71       $22.58

OPERATIONS % OF REVENUE                     10%          10%          10%          10%
G & A PERCENTAGE OF REVENUE                  9%           9%           9%           9%
SALES & MARKETING % OF REVENUE               3%           3%           3%           4%
PROGRAMMING % OF REVENUE                    17%          17%          17%          18%

  YEAR ENDING DECEMBER 31,                2000         2001         2002        TOTAL
                                          ----         ----         ----        -----
REVENUES:
BASIC                               $1,794,159   $1,898,314   $2,008,447  $11,922,457
EXPANDED BASIC                         486,927      515,194      545,084    3,235,704
NEW PRODUCT TIER #1                    367,383      388,711      411,262    2,441,317
NEW PRODUCT TIER #2                          0            0            0            0
NEW PRODUCT TIER #3                          0            0            0            0
PAY TV                                 346,445      359,439      372,908    2,318,316
PAY PER VIEW                           147,845      184,585      225,901      815,555
CONVERTER RENTALS                       70,884       75,546       80,507      468,496
INSTALLATIONS                           57,574       60,904       64,424      385,616
COMMERCIAL                              46,275       47,663       49,093      315,040
ADVERTISING                            203,926      230,257      254,204    1,238,431
MISCELLANEOUS                          116,782      123,160      129,891      778,490
                                       -------      -------      -------      -------

TOTAL REVENUES                      $3,638,199   $3,883,772   $4,141,720  $23,919,421

OPERATING EXPENSES:
OPERATIONS                            $362,862     $386,440     $411,480   $2,400,144
GENERAL & ADMINISTRATIVE               308,417      324,165      340,717    2,061,231
SALES & MARKETING                      139,657      154,431      168,260      874,126
PROGRAMMING                            653,332      703,839      758,562    4,252,095

TOTAL OPERATING EXPENSES            $1,464,268   $1,568,874   $1,679,019   $9,587,597
                                    ----------   ----------   ----------   ----------

OPERATING INCOME                    $2,173,932   $2,314,898   $2,462,701  $14,331,825

OPERATING MARGIN                          59.8%        59.6%        59.5%        59.9%

TOTAL REVENUE/BASIC SUB/MONTH           $39.23       $40.77       $42.33
CASH FLOW/BASIC SUB/MONTH               $23.44       $24.30       $25.17

OPERATIONS % OF REVENUE                     10%          10%          10%
G & A PERCENTAGE OF REVENUE                  8%           8%           8%
SALES & MARKETING % OF REVENUE               4%           4%           4%
PROGRAMMING % OF REVENUE                    18%          18%          18%

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT H
       DALLAS REGION - SALE
     AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                1996         1997         1998         1999
                                          ----         ----         ----         ----
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT                $1,897,545
ADDITIONAL MILES OF PLANT                  6.1          6.0          6.3          6.2
AERIAL PLANT PER MILE                  $12,000      $12,240      $12,485      $12,734
UNDERGROUND PLANT PER MILE             $18,000      $18,360      $18,727      $19,102
PERCENTAGE OF PLANT AERIAL                   5%           5%           5%           5%
PERCENTAGE OF PLANT UNDERGROUND             95%          95%          95%          95%
AVERAGE COST PER CONVERTER                $110         $112         $114         $117
PERCENTAGE CONVERTER USE                    67%          67%          68%          68%
PERCENTAGE REPLACEMENT                       5%           5%           5%           5%
INSTALLATION COST PER SUBSCRIBER           $56          $57          $58          $59
MISC. CAPITAL PER SUBSCRIBER                $5           $5           $5           $5
INFLATION FACTOR FOR CAPITALS                2%           2%           2%           2%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                $3,652       $3,651       $3,959       $3,958
                                       104,075      104,046      112,833      112,816
PLANT REBUILD/UPGRADE/INCL. HE           8,298        8,780        9,272        9,801
AVERAGE COST OF NEW CONVERTERS          15,400       16,277       17,201       16,158
CONVERTER REPLACEMENT                   24,909       26,389       27,953       29,605
INSTALLATION COSTS                     116,898      122,893      129,187      134,290
MISC. CAPITAL EXPENDITURES              34,399       36,170       38,030       39,915
                                        ------       ------       ------       ------

TOTAL CAPITAL EXPENDITURES            $307,630     $318,205     $338,434     $346,544

  AS A % OF OPERATING INCOME              18.5%        17.9%        17.8%        17.0%

  YEAR ENDING DECEMBER 31,                2000         2001         2002        TOTAL
                                          ----         ----         ----        -----
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                  7.1          7.5          7.8
AERIAL PLANT PER MILE                  $12,989      $13,249      $13,514
UNDERGROUND PLANT PER MILE             $19,484      $19,873      $20,271
PERCENTAGE OF PLANT AERIAL                   5%           5%           5%
PERCENTAGE OF PLANT UNDERGROUND             95%          95%          95%
AVERAGE COST PER CONVERTER                $119         $121         $124
PERCENTAGE CONVERTER USE                    69%          69%          70%
PERCENTAGE REPLACEMENT                       5%           5%           5%
INSTALLATION COST PER SUBSCRIBER           $61          $62          $63
MISC. CAPITAL PER SUBSCRIBER                $5           $6           $6
INFLATION FACTOR FOR CAPITALS                2%           2%           2%         115%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                $4,604       $4,942       $5,289      $30,055
                                       131,223      140,839      150,743      856,576
PLANT REBUILD/UPGRADE/INCL. HE          10,340       10,946       11,594       69,032
AVERAGE COST OF NEW CONVERTERS          17,032       17,953       18,922      118,943
CONVERTER REPLACEMENT                   31,249       32,980       34,804      207,888
INSTALLATION COSTS                     140,697      147,405      154,428      945,797
MISC. CAPITAL EXPENDITURES              41,824       43,822       45,915      280,074
                                        ------       ------       ------      -------

TOTAL CAPITAL EXPENDITURES            $376,970     $398,887     $421,694   $2,508,365

  AS A % OF OPERATING INCOME              17.3%        17.2%        17.1%

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT I
       DALLAS REGION - SALE
     AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                      YEAR 1     YEAR 2      YEAR 3     YEAR 4     YEAR 5      YEAR 6      YEAR 7
                                      ------     ------      ------     ------     ------      ------      ------
ESTIMATED DEPRECIATION RATES            14.3%      24.5%       17.5%      12.5%       8.9%        8.9%        8.9%

DEPRECIATION - BEG. & ADTNS.            1996       1997        1998       1999       2000        2001        2002        TOTAL
                                        ----       ----        ----       ----       ----        ----        ----        -----
               YEAR 1               $315,120   $540,047    $385,685   $275,426   $196,922    $196,702    $196,922   $2,106,825
               YEAR 2                            45,472      77,928     55,654     39,744      28,416      28,384      275,598
               YEAR 3                                        48,362     82,883     59,192      42,270      30,222      262,929
               YEAR 4                                                   49,521     84,869      60,611      43,283      238,284
               YEAR 5                                                              53,869      92,320      65,932      212,121
               YEAR 6                                                                          57,001      97,687      154,688
               YEAR 7                                                                                      60,260       60,260
                                     -------    -------     -------    -------    -------     -------      ------       ------

TOTAL DEPRECIATION                  $315,120   $585,519    $511,976   $463,484   $434,596    $477,319    $522,691   $3,310,705

     FALCON CABLE SYSTEMS CO.                               EXHIBIT J
      DALLAS REGION - SALE
     AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                                     7
AVERAGE SUBSCRIBER LIFE (YEARS)                                          8
INCOME TAX RATE                                                         34%
CAPITAL GAIN RATE                                                       34%
NET FMV OF EXISTING ASSETS                                      $1,897,545
SUBSCRIBERS IN FRANCHISES                                              100%


                                                          LOW         HIGH
                                                     ANALYSIS     ANALYSIS
                                                     --------     --------
DEBT PERCENTAGE                                            50%          50%
EQUITY PERCENTAGE                                          50%          50%
RESIDUAL MULTIPLE (ROE & ROI)                               9            9
MULT OF PAST YEAR'S OPERATING INCOME                     10.5         11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                 10.0         11.0
MULT OF NEXT YEAR'S OPERATING INCOME                      9.5         10.5
TARGET RETURN ON EQUITY                                  14.0%        12.0%
TARGET RETURN ON INVESTMENT                              16.6%        15.1%

                               DALLAS - EXCHANGE

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT A
     DALLAS REGION - EXCHANGE
      AS OF DECEMBER 31, 1995

VALUATION METHODS
- -----------------

                                                                                   LOW           HIGH
                                                                                   ---           ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        ADJUSTED OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)                $2,228,584      $2,228,584
        VALUATION MULTIPLE                                                            10.5            11.5
                                                                                      ----            ----

        ESTIMATED FAIR MARKET VALUE                                            $23,400,128     $25,628,712
                                                                               -----------     -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                        $3,736,193      $3,736,193
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)                           58.4%           58.4%
                                                                                      -----           -----

        "RUNNING RATE" OPERATING INCOME                                          2,181,383       2,181,383
            VALUATION MULTIPLE                                                        10.0            11.0
                                                                                      ----            ----

        ESTIMATED FAIR MARKET VALUE                                            $21,813,835     $23,995,218
                                                                               -----------     -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                        $2,290,039      $2,290,039
        VALUATION MULTIPLE                                                             9.5            10.5
                                                                                       ---            ----

        ESTIMATED FAIR MARKET VALUE                                            $21,755,370     $24,045,409


IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                                       14.0%           12.0%
        ESTIMATED FAIR MARKET VALUE                                            $17,231,814     $18,739,501
                                                                               -----------     -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                                      16.6%           15.1%
        ESTIMATED FAIR MARKET VALUE                                            $16,926,793     $18,370,153
                                                                               -----------     -----------


SUMMARY OF VALUES
- -----------------

I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                                 $23,400,128     $25,628,712
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME                               21,813,835      23,995,218
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                                  21,755,370      24,045,409
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                                     17,231,814      18,739,501
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                                 16,926,793      18,370,153
                                                                                ----------      ----------

RANGE OF ESTIMATED FAIR MARKET VALUES                                          $19,041,000     $20,823,000

ESTIMATED FAIR MARKET VALUE                                                           $19,932,000
                                                                                      -----------

     FALCON CABLE SYSTEMS CO.                                        EXHIBIT B
     DALLAS REGION - EXCHANGE                                      LOW ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                  1996          1997          1998          1999
                                            ----          ----          ----          ----
REVENUES                              $3,922,294    $4,216,945    $4,627,442    $5,070,879
OPERATING EXPENSES                     1,632,255     1,766,004     1,915,993     2,080,389
                                       ---------     ---------     ---------     ---------

OPERATING INCOME                      $2,290,039    $2,450,941    $2,711,448    $2,990,490
   OPERATING MARGIN                         0.58          0.58          0.59          0.59
PARENT SERVICES/MGT FEE (5%)             196,115       210,847       231,372       253,544
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133       641,133
SUBSCRIBER LIST (8)                      218,467       218,467       218,467       218,467
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                             941,191     2,052,561     2,363,435     2,209,358
INTEREST                                 835,588     1,021,299     1,273,712     1,221,283
                                       ---------     ---------     ---------     ---------

PRE-TAX INCOME                         ($542,454)  ($1,693,366)  ($2,016,671)  ($1,553,295)
INCOME TAX (EXPENSE)/BENEFIT             184,435       575,744       685,668       528,120
                                         -------       -------       -------       -------

NET INCOME                             ($358,020)  ($1,117,621)  ($1,331,003)  ($1,025,175)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                         ($542,454)  ($1,693,366)  ($2,016,671)  ($1,553,295)
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133       641,133
SUBSCRIBER LIST (8)                      218,467       218,467       218,467       218,467
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                             941,191     2,052,561     2,363,435     2,209,358
EQUITY                                 8,355,879
DEBT                                   8,355,879     1,857,109     2,524,133             0
RESIDUAL VALUE IN YEAR 7
                                       ---------     ---------     ---------     ---------

TOTAL SOURCES OF CASH                $17,970,094    $3,075,904    $3,730,497    $1,515,663

USES OF CASH -
PURCHASE PRICE - CURRENT             $17,231,814
CAPITAL EXPENDITURES                     638,177     3,076,008     3,206,204       444,565
DEBT RETIREMENT                                0             0       524,293     1,071,098
TAXES PAID ON NET INCOME                       0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                       ---------     ---------     ---------     ---------

TOTAL USES OF CASH                   $17,869,991    $3,076,008    $3,730,497    $1,515,663

ANNUAL CASH INCREASE/(DECREASE)         $100,103         ($103)           $0            $0
CUMULATIVE CASH                          100,103       100,000       100,000       100,000


  YEAR ENDING DECEMBER 31,                  2000          2001          2002         TOTAL
                                            ----          ----          ----         -----
REVENUES                              $5,497,440    $5,891,841    $6,249,084   $35,475,924
OPERATING EXPENSES                     2,243,598     2,402,486     2,557,707    14,598,433
                                       ---------     ---------     ---------    ----------

OPERATING INCOME                      $3,253,842    $3,489,355    $3,691,376   $20,877,491
   OPERATING MARGIN                         0.59          0.59          0.59
PARENT SERVICES/MGT FEE (5%)             274,872       294,592       312,454     1,773,796
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133     4,487,933
SUBSCRIBER LIST (8)                      218,467       218,467       218,467     1,529,267
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                           1,708,709     1,524,712     1,479,078    12,279,044
INTEREST                               1,114,173       974,379       801,311     7,241,745
                                       ---------       -------       -------     ---------

PRE-TAX INCOME                         ($703,512)    ($163,929)     $238,933   ($6,434,294)
INCOME TAX (EXPENSE)/BENEFIT             239,194        55,736       (81,237)    2,187,660
                                         -------        ------       -------     ---------

NET INCOME                             ($464,318)    ($108,193)     $157,696   ($4,246,634)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                         ($703,512)    ($163,929)     $238,933   ($6,434,294)
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133     4,487,933
SUBSCRIBER LIST (8)                      218,467       218,467       218,467     1,529,267
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                           1,708,709     1,524,712     1,479,078    12,279,044
EQUITY                                                                           8,355,879
DEBT                                           0             0             0    12,737,122
RESIDUAL VALUE IN YEAR 7                                          33,222,386    33,222,386
                                       ---------     ---------    ----------    ----------

TOTAL SOURCES OF CASH                 $1,864,797    $2,220,383   $35,799,998   $66,177,336

USES OF CASH -
PURCHASE PRICE - CURRENT                                                       $17,231,814
CAPITAL EXPENDITURES                     466,861       489,698       511,651     8,833,164
DEBT RETIREMENT                        1,397,936     1,730,685     8,013,109    12,737,122
TAXES PAID ON NET INCOME                       0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                      6,466,582     6,466,582
                                       ---------     ---------     ---------     ---------

TOTAL USES OF CASH                    $1,864,797    $2,220,383   $14,991,343   $45,268,681

ANNUAL CASH INCREASE/(DECREASE)              ($0)          ($0)  $20,808,655   $20,908,655
CUMULATIVE CASH                          100,000       100,000    20,908,655

     FALCON CABLE SYSTEMS CO.                                       EXHIBIT B
     DALLAS REGION - EXCHANGE                                     HIGH ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                  1996          1997          1998          1999
                                            ----          ----          ----          ----
REVENUES                              $3,922,294    $4,216,945    $4,627,442    $5,070,879
OPERATING EXPENSES                     1,632,255     1,766,004     1,915,993     2,080,389
                                       ---------     ---------     ---------     ---------

OPERATING INCOME                      $2,290,039    $2,450,941    $2,711,448    $2,990,490
   OPERATING MARGIN                         0.58          0.58          0.59          0.59
PARENT SERVICES/MGT FEE (5%)             196,115       210,847       231,372       253,544
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133       641,133
SUBSCRIBER LIST (8)                      218,467       218,467       218,467       218,467
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                             941,191     2,052,561     2,363,435     2,209,358
INTEREST                                 914,947     1,109,461     1,377,202     1,319,794
                                       ---------     ---------     ---------     ---------

PRE-TAX INCOME                         ($621,813)  ($1,781,528)  ($2,120,162)  ($1,651,806)
INCOME TAX (EXPENSE)/BENEFIT             211,417       605,719       720,855       561,614
                                         -------       -------       -------       -------

NET INCOME                             ($410,397)  ($1,175,808)  ($1,399,307)  ($1,090,192)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                         ($621,813)  ($1,781,528)  ($2,120,162)  ($1,651,806)
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133       641,133
SUBSCRIBER LIST (8)                      218,467       218,467       218,467       218,467
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                             941,191     2,052,561     2,363,435     2,209,358
EQUITY                                 9,149,468
DEBT                                   9,149,468     1,945,140     2,677,418             0
RESIDUAL VALUE IN YEAR 7
                                       ---------     ---------     ---------     ---------

TOTAL SOURCES OF CASH                $19,477,913    $3,075,773    $3,780,291    $1,417,152

USES OF CASH -
PURCHASE PRICE - CURRENT             $18,739,501
CAPITAL EXPENDITURES                     638,177     3,076,008     3,206,204       444,565
DEBT RETIREMENT                                0             0       574,087       972,587
TAXES PAID ON NET INCOME                       0             0             0             0
TAXES PAID ON SALE (RESIDUAL)
                                       ---------     ---------     ---------     ---------

TOTAL USES OF CASH                   $19,377,678    $3,076,008    $3,780,291    $1,417,152

ANNUAL CASH INCREASE/(DECREASE)         $100,235         ($235)           $0           ($0)
CUMULATIVE CASH                          100,235       100,000       100,000       100,000


  YEAR ENDING DECEMBER 31,                  2000          2001          2002         TOTAL
                                            ----          ----          ----          ----

REVENUES                              $5,497,440    $5,891,841    $6,249,084   $35,475,924
OPERATING EXPENSES                     2,243,598     2,402,486     2,557,707    14,598,433
                                       ---------     ---------     ---------    ----------

OPERATING INCOME                      $3,253,842    $3,489,355    $3,691,376   $20,877,491
   OPERATING MARGIN                         0.59          0.59          0.59
PARENT SERVICES/MGT FEE (5%)             274,872       294,592       312,454     1,773,796
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133     4,487,933
SUBSCRIBER LIST (8)                      218,467       218,467       218,467     1,529,267
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                           1,708,709     1,524,712     1,479,078    12,279,044
INTEREST                               1,222,535     1,093,578       932,429     7,969,946
                                       ---------     ---------       -------     ---------

PRE-TAX INCOME                         ($811,874)    ($283,127)     $107,815   ($7,162,495)
INCOME TAX (EXPENSE)/BENEFIT             276,037        96,263       (36,657)    2,435,248
                                         -------        ------       -------     ---------

NET INCOME                             ($535,837)    ($186,864)      $71,158   ($4,727,246)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                         ($811,874)    ($283,127)     $107,815   ($7,162,495)
FRANCHISE AMORTIZATION (15)              641,133       641,133       641,133     4,487,933
SUBSCRIBER LIST (8)                      218,467       218,467       218,467     1,529,267
NON-COMPETE COVENANTS (0)                      0             0             0             0
DEPRECIATION                           1,708,709     1,524,712     1,479,078    12,279,044
EQUITY                                                                           9,149,468
DEBT                                           0             0             0    13,772,025
RESIDUAL VALUE IN YEAR 7                                          33,222,386    33,222,386
                                       ---------     ---------    ----------    ----------

TOTAL SOURCES OF CASH                 $1,756,435    $2,101,185   $35,668,880   $67,277,628

USES OF CASH -
PURCHASE PRICE - CURRENT                                                       $18,739,501
CAPITAL EXPENDITURES                     466,861       489,698       511,651     8,833,164
DEBT RETIREMENT                        1,289,574     1,611,487     9,324,290    13,772,025
TAXES PAID ON NET INCOME                       0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                      5,706,380     5,706,380
                                       ---------     ---------     ---------     ---------

TOTAL USES OF CASH                    $1,756,435    $2,101,185   $15,542,321   $47,051,070

ANNUAL CASH INCREASE/(DECREASE)               $0           ($0)  $20,126,558   $20,226,558
CUMULATIVE CASH                          100,000       100,000    20,226,558

     FALCON CABLE SYSTEMS CO.                                        EXHIBIT C
     DALLAS REGION - EXCHANGE                                      LOW ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------

TOTAL YEAR 1 CASH REQUIREMENTS       $16,711,758
YEAR 1 DEBT REQUIREMENTS               8,355,879
YEAR 1 EQUITY REQUIREMENTS             8,355,879

FINANCING AVAILABLE                  $14,485,794   $14,885,253   $15,931,118   $17,624,413
UNUSED LEVERAGE                        6,129,915     4,672,265     3,718,290     6,482,683

SENIOR DEBT:                                1996          1997          1998          1999
                                            ----          ----          ----          ----
BEGINNING DEBT                                $0    $8,355,879    $8,355,879    $7,831,586
DEBT ADDED                             8,355,879             0             0             0
TOTAL ANNUAL PAYMENTS                    835,588       835,588     1,359,881     1,359,881
INTEREST                                 835,588       835,588       835,588       783,159
PRINCIPAL REPAYMENT                            0             0       524,293       576,722
ENDING BALANCE                         8,355,879     8,355,879     7,831,586     7,254,864

LINE OF CREDIT:

BEGINNING DEBT                                $0            $0    $1,857,109    $4,381,243
BORROWINGS                                     0     1,857,109     2,524,133             0
PRINCIPAL PAYMENTS                             0             0             0       494,376
INTEREST                                       0       185,711       438,124       438,124

SENIOR DEBT COVERAGE                         3.6           3.4           2.9           2.4
LOC DEBT COVERAGE                            0.0           0.8           1.6           1.3
TOTAL DEBT COVERAGE                          3.6           4.2           4.5           3.7

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                  $19,438,183   $21,149,973   $22,680,804
UNUSED LEVERAGE                        9,694,389    13,136,863    17,525,786

SENIOR DEBT:                                2000          2001          2002         TOTAL
                                            ----          ----          ----         -----
BEGINNING DEBT                        $7,254,864    $6,620,469    $5,922,635
DEBT ADDED                                     0             0             0     8,355,879
TOTAL ANNUAL PAYMENTS                  1,359,881     1,359,881     1,359,881     8,470,580
INTEREST                                 725,486       662,047       592,264     5,269,719
PRINCIPAL REPAYMENT                      634,394       697,834       767,617     3,200,861
ENDING BALANCE                         6,620,469     5,922,635     5,155,018

LINE OF CREDIT:

BEGINNING DEBT                        $3,886,866    $3,123,325    $2,090,474            $0
BORROWINGS                                     0             0             0     4,381,243
PRINCIPAL PAYMENTS                       763,541     1,032,851     2,090,474     4,381,243
INTEREST                                 388,687       312,333       209,047     1,972,026

SENIOR DEBT COVERAGE                         2.0           1.7           1.4
LOC DEBT COVERAGE                            1.0           0.6           0.0
TOTAL DEBT COVERAGE                          3.0           2.3           1.4

     FALCON CABLE SYSTEMS CO.                                       EXHIBIT C
     DALLAS REGION - EXCHANGE                                     HIGH ANALYSIS
      AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS       $18,298,935
YEAR 1 DEBT REQUIREMENTS               9,149,468
YEAR 1 EQUITY REQUIREMENTS             9,149,468

FINANCING AVAILABLE                  $16,714,377   $17,175,292   $18,382,060   $20,335,861
UNUSED LEVERAGE                        7,564,910     6,080,685     5,184,122     8,110,511

SENIOR:                                     1996          1997          1998          1999
                                            ----          ----          ----          ----
BEGINNING DEBT                                $0    $9,149,468    $9,149,468    $8,575,381
DEBT ADDED                             9,149,468             0             0             0
TOTAL ANNUAL PAYMENTS                    914,947       914,947     1,489,034     1,489,034
INTEREST                                 914,947       914,947       914,947       857,538
PRINCIPAL REPAYMENT                            0             0       574,087       631,496
ENDING BALANCE                         9,149,468     9,149,468     8,575,381     7,943,885

LINE OF CREDIT:

BEGINNING DEBT                                $0            $0    $1,945,140    $4,622,557
BORROWINGS                                     0     1,945,140     2,677,418             0
PRINCIPAL PAYMENTS                             0             0             0       341,092
INTEREST                                       0       194,514       462,256       462,256

SENIOR DEBT COVERAGE                         4.0           3.7           3.2           2.7
LOC DEBT COVERAGE                            0.0           0.8           1.7           1.4
TOTAL DEBT COVERAGE                          4.0           4.5           4.9           4.1

TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                  $22,428,673   $24,403,815   $26,170,159
UNUSED LEVERAGE                       11,492,896    17,918,685    20,525,550

SENIOR:                                     2000          2001          2002         TOTAL
                                            ----          ----          ----         -----
BEGINNING DEBT                        $7,943,885    $7,249,240    $6,485,130
DEBT ADDED                                     0             0             0    $9,149,468
TOTAL ANNUAL PAYMENTS                  1,489,034     1,489,034     1,489,034     9,275,062
INTEREST                                 794,389       724,924       648,513     5,770,204
PRINCIPAL REPAYMENT                      694,645       764,110       840,521     3,504,858
ENDING BALANCE                         7,249,240     6,485,130     5,644,609

LINE OF CREDIT:

BEGINNING DEBT                        $4,281,465    $3,686,537    $2,839,160            $0
BORROWINGS                                     0             0             0     4,622,557
PRINCIPAL PAYMENTS                       594,928       847,377     2,839,160     4,622,557
INTEREST                                 428,147       368,654       283,916     2,199,742

SENIOR DEBT COVERAGE                         2.2           1.9           1.5
LOC DEBT COVERAGE                            1.1           0.8           0.0
TOTAL DEBT COVERAGE                          3.4           2.7           1.5

     FALCON CABLE SYSTEMS CO.                                         EXHIBIT D
     DALLAS REGION - EXCHANGE
      AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                  1996          1997          1998          1999
                                            ----          ----          ----          ----
REVENUES                              $3,922,294    $4,216,945    $4,627,442    $5,070,879
OPERATING EXPENSES                     1,632,255     1,766,004     1,915,993     2,080,389
                                       ---------     ---------     ---------     ---------

OPERATING INCOME                       2,290,039     2,450,941     2,711,448     2,990,490
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES             638,177     3,076,008     3,206,204       444,565
                                         -------     ---------     ---------       -------

TOTAL CASH FLOW                       $1,651,862     ($625,066)    ($494,756)   $2,545,925


NET PRESENT VALUE @ 16.6%            $16,926,793
                                     -----------

NET PRESENT VALUE @ 15.1%            $18,370,153
                                     -----------


  YEAR ENDING DECEMBER 31,                  2000          2001          2002         TOTAL
                                            ----          ----          ----         -----

REVENUES                              $5,497,440    $5,891,841    $6,249,084   $35,475,924
OPERATING EXPENSES                     2,243,598     2,402,486     2,557,707    14,598,433
                                       ---------     ---------     ---------    ----------

OPERATING INCOME                       3,253,842     3,489,355     3,691,376    20,877,491
  PLUS: RESIDUAL VALUE                                            33,222,386    33,222,386
  LESS: CAPITAL EXPENDITURES             466,861       489,698       511,651     8,833,164
                                         -------       -------       -------     ---------
TOTAL CASH FLOW                       $2,786,981    $2,999,657   $36,402,111   $45,266,713



NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

           FALCON CABLE SYSTEMS CO.                                   EXHIBIT E
           DALLAS REGION - EXCHANGE
           AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,                             1996          1997          1998          1999
                                                       ----          ----          ----          ----
BEGINNING MILES                                       303.9
MILES ADDED                                             6.9           7.0           7.2           7.3
CUMULATIVE MILES                                      310.8         317.8         325.0         332.3
DENSITY OF ADDITIONAL PLANT                              37            37            37            37

HOMES PASSED - BEGINNING                           14,561.0
  NEW HOMES & EXTENSIONS                                255           259           264           268
HOMES PASSED - ENDING                                14,816        15,075        15,339        15,607
GROWTH IN HOMES                                         1.8%          1.8%          1.8%          1.8%

BASIC - BEGINNING SUBSCRIBERS                      10,153.0        10,405        10,662        10,925
         AVERAGE SUBSCRIBERS                         10,279        10,533        10,794        11,041
         ENDING SUBSCRIBERS                          10,405        10,662        10,925        11,156
         PENETRATION                                   70.2%         70.7%         71.2%         71.5%

EXPANDED BASIC - BEGINNING                          7,078.0         7,254         7,433         7,617
         AVERAGE SUBSCRIBERS                          7,166         7,343         7,525         7,697
         ENDING SUBSCRIBERS                           7,254         7,433         7,617         7,777
         PENETRATION                                   69.7%         69.7%         69.7%         69.7%

NEW PRODUCT TIER #1 - BEGINNING                     3,624.0         3,880         4,414         4,970
         AVERAGE SUBSCRIBERS                          3,752         4,147         4,692         5,023
         ENDING SUBSCRIBERS                           3,880         4,414         4,970         5,075
         PENETRATION                                   37.3%         41.4%         45.5%         45.5%

NEW PRODUCT TIER #2 - BEGINNING                           0             0           512         1,835
         AVERAGE SUBSCRIBERS                              0           256         1,174         2,329
         ENDING SUBSCRIBERS                               0           512         1,835         2,822
         PENETRATION                                    0.0%          4.8%         16.8%         25.3%

NEW PRODUCT TIER #3 - BEGINNING                           0             0           512         1,835
         AVERAGE SUBSCRIBERS                              0           256         1,174         2,329
         ENDING SUBSCRIBERS                               0           512         1,835         2,822
         PENETRATION                                    0.0%          4.8%         16.8%         25.3%

PAY TV - BEGINNING UNITS                            3,953.0         3,947         4,151         4,363
         AVERAGE UNITS                                3,950         4,049         4,257         4,409
         ENDING UNITS                                 3,947         4,151         4,363         4,455
         PENETRATION                                   37.9%         38.9%         39.9%         39.9%

PAY PER VIEW - BEGINNING UNITS/MO                       147           227           393           702
         AVERAGE UNITS                                  187           310           547           874
         ENDING UNITS                                   227           393           702         1,047
         AVERAGE BUY RATE/MO                            6.8%          9.8%         14.8%         19.8%

CONVERTER RENTALS - BEGINNING UNITS                   3,465         3,707         4,279         4,903
         AVERAGE SUBSCRIBERS                          3,586         3,993         4,591         5,211
         ENDING SUBSCRIBERS                           3,707         4,279         4,903         5,520
         PENETRATION                                   35.6%         40.1%         44.9%         49.5%

ADDRESSABLE HOMES                                   2,790.0         3,353         4,023         4,750
         AVERAGE HOMES                                3,072         3,688         4,387         5,024
         ENDING HOMES                                 3,353         4,023         4,750         5,297
         PENETRATION                                   32.2%         37.7%         43.5%         47.5%

BASIC CHURN RATE                                         28%           28%           28%           28%


  YEAR ENDING DECEMBER 31,                             2000          2001          2002
                                                     ------        ------        ------
BEGINNING MILES
MILES ADDED                                             7.4           7.5           7.7
CUMULATIVE MILES                                      339.7         347.2         354.9
DENSITY OF ADDITIONAL PLANT                              37            37            37

HOMES PASSED - BEGINNING
  NEW HOMES & EXTENSIONS                                273           278           283
HOMES PASSED - ENDING                                15,880        16,158        16,441
GROWTH IN HOMES                                         1.8%          1.8%          1.8%

BASIC - BEGINNING SUBSCRIBERS                        11,156        11,391        11,626
         AVERAGE SUBSCRIBERS                         11,273        11,508        11,747
         ENDING SUBSCRIBERS                          11,391        11,626        11,867
         PENETRATION                                   71.7%         72.0%         72.2%

EXPANDED BASIC - BEGINNING                            7,777         7,941         8,105
         AVERAGE SUBSCRIBERS                          7,859         8,023         8,189
         ENDING SUBSCRIBERS                           7,941         8,105         8,273
         PENETRATION                                   69.7%         69.7%         69.7%

NEW PRODUCT TIER #1 - BEGINNING                       5,075         5,182         5,289
         AVERAGE SUBSCRIBERS                          5,129         5,236         5,344
         ENDING SUBSCRIBERS                           5,182         5,289         5,399
         PENETRATION                                   45.5%         45.5%         45.5%

NEW PRODUCT TIER #2 - BEGINNING                       2,822         3,850         3,930
         AVERAGE SUBSCRIBERS                          3,336         3,890         3,970
         ENDING SUBSCRIBERS                           3,850         3,930         4,011
         PENETRATION                                   33.8%         33.8%         33.8%

NEW PRODUCT TIER #3 - BEGINNING                       2,822         3,850         3,930
         AVERAGE SUBSCRIBERS                          3,336         3,890         3,970
         ENDING SUBSCRIBERS                           3,850         3,930         4,011
         PENETRATION                                   33.8%         33.8%         33.8%

PAY TV - BEGINNING UNITS                              4,455         4,549         4,643
         AVERAGE UNITS                                4,502         4,596         4,691
         ENDING UNITS                                 4,549         4,643         4,739
         PENETRATION                                   39.9%         39.9%         39.9%

PAY PER VIEW - BEGINNING UNITS/MO                     1,047         1,372         1,721
         AVERAGE UNITS                                1,210         1,546         1,916
         ENDING UNITS                                 1,372         1,721         2,111
         AVERAGE BUY RATE/MO                           23.3%         26.8%         30.3%

CONVERTER RENTALS - BEGINNING UNITS                   5,520         6,160         6,822
         AVERAGE SUBSCRIBERS                          5,840         6,491         7,026
         ENDING SUBSCRIBERS                           6,160         6,822         7,230
         PENETRATION                                   54.1%         58.7%         60.9%

ADDRESSABLE HOMES                                     5,297         5,898         6,427
         AVERAGE HOMES                                5,597         6,163         6,701
         ENDING HOMES                                 5,898         6,427         6,975
         PENETRATION                                   51.8%         55.3%         58.8%

BASIC CHURN RATE                                         28%           28%           28%

           FALCON CABLE SYSTEMS CO.                 EXHIBIT F
           DALLAS REGION - EXCHANGE
           AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                                  RUNNING RATES
                                                      AS OF                 AVERAGE RATES
CURRENT RATES                                     DECEMBER 1995                FOR 1996
- -------------                                     -------------             -------------
BASIC                                                $16.81                      $17.12
EXPANDED BASIC                                        $6.60                       $7.54
NEW PRODUCT TIER #1                                   $4.49                       $4.69
NEW PRODUCT TIER #2                                   $0.00                       $4.00
NEW PRODUCT TIER #3                                   $0.00                       $4.00
PAY                                                    6.96                       $6.96
PAY PER VIEW                                           9.99                       $9.99
CONVERTER RENTALS                                      0.63                       $0.94
INSTALLATIONS-NEW                                     50.00                      $50.00
INSTALLATIONS-CHURN                                   25.00                      $25.00


  YEAR ENDING DECEMBER 31,             1996      1997      1998      1999      2000      2001     2002
                                       ----      ----      ----      ----      ----      ----     ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                     2%        3%        3%        3%        3%        3%       3%
EXPANDED BASIC                           14%        3%        3%        3%        3%        3%       3%
NEW PRODUCT TIER #1                       4%        3%        3%        3%        3%        3%       3%
NEW PRODUCT TIER #2                       0%        3%        3%        3%        3%        3%       3%
NEW PRODUCT TIER #3                       0%        3%        3%        3%        3%        3%       3%
PAY                                       0%        1%        1%        1%        1%        1%       1%
PAY PER VIEW                              0%        3%        3%        3%        3%        3%       3%
CONVERTER/REMOTE RENTALS                 49%        3%        3%        3%        3%        3%       3%
INSTALLATIONS-NEW                         0%        3%        3%        3%        3%        3%       3%
INSTALLATIONS-CHURN                       0%        3%        3%        3%        3%        3%       3%

AVERAGE RATES
- -------------
BASIC                                $17.12    $17.63    $18.16    $18.71    $19.27    $19.85   $20.44
EXPANDED BASIC                        $7.54      7.77      8.00      8.24      8.49      8.74     9.00
NEW PRODUCT TIER #1                   $4.69      4.83      4.98      5.12      5.28      5.44     5.60
NEW PRODUCT TIER #2                   $4.00      4.12      4.24      4.37      4.50      4.64     4.78
NEW PRODUCT TIER #3                   $4.00      4.12      4.24      4.37      4.50      4.64     4.78
PAY                                   $6.96      7.03      7.10      7.17      7.24      7.31     7.39
PAY PER VIEW                          $9.99     10.29     10.60     10.92     11.25     11.59    11.93
CONVERTERS RENTALS                    $0.94      0.97      1.00      1.03      1.06      1.09     1.12
INSTALLATIONS-NEW                    $50.00     51.50     53.05     54.64     56.28     57.96    59.70
INSTALLATIONS-CHURN                  $25.00     25.75     26.52     27.32     28.14     28.98    29.85

     FALCON CABLE SYSTEMS CO.                               EXHIBIT G
     DALLAS REGION - EXCHANGE
     AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                1996         1997         1998         1999
                                          ----         ----         ----         ----
REVENUES:
BASIC                               $2,111,690   $2,228,916   $2,352,532   $2,478,500
EXPANDED BASIC                         648,344      684,335      722,288      760,964
NEW PRODUCT TIER #1                    211,171      240,390      280,145      308,895
NEW PRODUCT TIER #2                          0       12,651       59,765      122,155
NEW PRODUCT TIER #3                          0       12,651       59,765      122,155
PAY TV                                 329,901      341,562      362,701      379,394
PAY PER VIEW                            22,430       38,297       69,639      114,590
CONVERTER RENTALS                       40,448       46,387       54,936       64,232
INSTALLATIONS                           67,056       70,757       74,658       76,947
COMMERCIAL                             195,177      201,032      207,063      213,275
ADVERTISING                            148,148      184,758      221,199      259,300
MISCELLANEOUS                          147,928      155,209      162,751      170,472
                                    ----------   ----------   ----------   ----------
TOTAL REVENUES                      $3,922,294   $4,216,945   $4,627,442   $5,070,879

OPERATING EXPENSES:
OPERATIONS                            $492,002     $521,302     $555,951     $592,481
GENERAL & ADMINISTRATIVE               332,140      349,489      369,050      389,345
SALES & MARKETING                      163,907      207,203      231,424      256,507
PROGRAMMING                            644,206      688,010      759,569      842,056
                                    ----------   ----------   ----------   ----------
TOTAL OPERATING EXPENSES            $1,632,255   $1,766,004   $1,915,993   $2,080,389
                                    ----------   ----------   ----------   ----------
OPERATING INCOME                    $2,290,039   $2,450,941   $2,711,448   $2,990,490

OPERATING MARGIN                          58.4%        58.1%        58.6%        59.0%

TOTAL REVENUE/BASIC SUB/MONTH           $31.80       $33.36       $35.73       $38.27
CASH FLOW/BASIC SUB/MONTH               $18.57       $19.39       $20.93       $22.57

OPERATIONS % OF REVENUE                     13%          12%          12%          12%
G & A PERCENTAGE OF REVENUE                  8%           8%           8%           8%
SALES & MARKETING % OF REVENUE             4.2%         4.9%         5.0%         5.1%
PROGRAMMING % OF REVENUE                    16%          16%          16%          17%

  YEAR ENDING DECEMBER 31,                2000         2001         2002         TOTAL

REVENUES:
BASIC                               $2,606,631   $2,740,872   $2,881,499  $17,400,640
EXPANDED BASIC                         800,304      841,519      884,695    5,342,449
NEW PRODUCT TIER #1                    324,863      341,594      359,120    2,066,177
NEW PRODUCT TIER #2                    180,237      216,452      227,558      818,819
NEW PRODUCT TIER #3                    180,237      216,452      227,558      818,819
PAY TV                                 391,260      403,421      415,885    2,624,124
PAY PER VIEW                           163,303      215,011      274,370      897,641
CONVERTER RENTALS                       74,136       84,876       94,630      459,646
INSTALLATIONS                           80,919       84,895       89,245      544,477
COMMERCIAL                             219,673      226,263      233,051    1,495,533
ADVERTISING                            297,485      333,815      366,196    1,810,900
MISCELLANEOUS                          178,390      186,670      195,277    1,196,698
                                    ----------   ----------   ----------  -----------
TOTAL REVENUES                      $5,497,440   $5,891,841   $6,249,084  $35,475,924

OPERATING EXPENSES:
OPERATIONS                            $629,095     $665,589     $701,831   $4,158,251
GENERAL & ADMINISTRATIVE               409,697      430,273      451,036    2,731,029
SALES & MARKETING                      281,811      306,527      329,667    1,777,047
PROGRAMMING                            922,994    1,000,097    1,075,174    5,932,106
                                    ----------   ----------   ----------  -----------
TOTAL OPERATING EXPENSES            $2,243,598   $2,402,486   $2,557,707  $14,598,433
                                    ----------   ----------   ----------  ----------
OPERATING INCOME                    $3,253,842   $3,489,355   $3,691,376  $20,877,491

OPERATING MARGIN                          59.2%        59.2%        59.1%        58.8%

TOTAL REVENUE/BASIC SUB/MONTH           $40.64       $42.66       $44.33
CASH FLOW/BASIC SUB/MONTH               $24.05       $25.27       $26.19

OPERATIONS % OF REVENUE                     11%          11%          11%
G & A PERCENTAGE OF REVENUE                  7%           7%           7%
SALES & MARKETING % OF REVENUE             5.1%         5.2%         5.3%
PROGRAMMING % OF REVENUE                    17%          17%          17%

     FALCON CABLE SYSTEMS CO.                           EXHIBIT H
     DALLAS REGION - EXCHANGE
     AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                1996         1997         1998          1999
                                    ----------   ----------   ----------    ----------
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT                $5,948,183
ADDITIONAL MILES OF PLANT                  6.9          7.0          7.2           7.3
AERIAL PLANT PER MILE                  $12,000      $12,240      $12,485       $12,734
UNDERGROUND PLANT PER MILE             $18,000      $18,360      $18,727       $19,102
PERCENTAGE OF PLANT AERIAL                   5%           5%           5%            5%
PERCENTAGE OF PLANT UNDERGROUND             95%          95%          95%           95%
AVERAGE COST PER CONVERTER                $110         $112         $114          $117
PERCENTAGE CONVERTER USE                    36%          40%          45%           49%
PERCENTAGE REPLACEMENT                       5%           5%           5%            5%
INSTALLATION COST PER SUBSCRIBER           $54          $55          $56           $57
MISC. CAPITAL PER SUBSCRIBER                $5           $5           $5            $5
INFLATION FACTOR FOR CAPITALS                2%           2%           2%            2%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                $4,148       $4,305       $4,468        $4,637
                                       118,225      122,700      127,344       132,164
PLANT REBUILD/UPGRADE/INCL. HE         269,075    2,687,225    2,796,500        17,590
AVERAGE COST OF NEW CONVERTERS           9,866       11,592       13,522        13,296
CONVERTER REPLACEMENT                   19,895       23,423       27,381        31,551
INSTALLATION COSTS                     165,573      173,042      180,840       186,744
MISC. CAPITAL EXPENDITURES              51,394       53,721       56,150        58,582
                                    ----------   ----------   ----------    ----------
TOTAL CAPITAL EXPENDITURES            $638,177   $3,076,008   $3,206,204      $444,565

  AS A % OF OPERATING INCOME              27.9%       125.5%       118.2%         14.9%


  YEAR ENDING DECEMBER 31,                2000         2001         2002         TOTAL
                                          ----         ----         ----         -----
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                  7.4          7.5          7.7
AERIAL PLANT PER MILE                  $12,989      $13,249      $13,514
UNDERGROUND PLANT PER MILE             $19,484      $19,873      $20,271
PERCENTAGE OF PLANT AERIAL                   5%           5%           5%
PERCENTAGE OF PLANT UNDERGROUND             95%          95%          95%
AVERAGE COST PER CONVERTER                $119         $121         $124
PERCENTAGE CONVERTER USE                    54%          59%          61%
PERCENTAGE REPLACEMENT                       5%           5%           5%
INSTALLATION COST PER SUBSCRIBER           $58          $60          $61
MISC. CAPITAL PER SUBSCRIBER                $5           $6           $6
INFLATION FACTOR FOR CAPITALS                2%           2%           2%          115%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                $4,813       $4,995       $5,184       $32,551
                                       137,166      142,358      147,746       927,701
PLANT REBUILD/UPGRADE/INCL. HE          18,344       19,128       19,943     5,827,805
AVERAGE COST OF NEW CONVERTERS          15,127       16,796       18,148        98,348
CONVERTER REPLACEMENT                   35,915       40,587       43,876       222,627
INSTALLATION COSTS                     194,485      202,302      210,611     1,313,598
MISC. CAPITAL EXPENDITURES              61,012       63,531       66,143       410,533
                                    ----------   ----------   ----------   ----------
TOTAL CAPITAL EXPENDITURES            $466,861     $489,698     $511,651    $8,833,164

  AS A % OF OPERATING INCOME              14.3%        14.0%        13.9%

   FALCON CABLE SYSTEMS CO.                            EXHIBIT I
   DALLAS REGION - EXCHANGE
   AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                  YEAR 1       YEAR 2       YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7
                                  ------       ------       ------     ------     ------     ------     ------
ESTIMATED DEPRECIATION RATES        14.3%        24.5%        17.5%      12.5%       8.9%       8.9%       8.9%

DEPRECIATION - BEG. & ADTNS.        1996         1997         1998       1999       2000       2001       2002         TOTAL
                                    ----         ----         ----       ----       ----       ----       ----         -----
               YEAR 1           $941,191   $1,612,999   $1,151,954   $822,636   $588,162   $587,503   $588,162    $6,292,608
               YEAR 2                         439,561      753,314    537,994    384,193    274,687    274,380     2,664,130
               YEAR 3                                      458,167    785,199    560,765    400,455    286,314     2,490,900
               YEAR 4                                                  63,528    108,874     77,754     55,526       305,683
               YEAR 5                                                             66,714    114,334     81,654       262,703
               YEAR 6                                                                        69,978    119,927       189,905
               YEAR 7                                                                                   73,115        73,115
                                --------   ----------   ---------- ---------- ---------- ---------- ----------   -----------
TOTAL DEPRECIATION              $941,191   $2,052,561   $2,363,435 $2,209,358 $1,708,709 $1,524,712 $1,479,078   $12,279,044

     FALCON CABLE SYSTEMS CO.                       EXHIBIT J
     DALLAS REGION - EXCHANGE
      AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                                       7
AVERAGE SUBSCRIBER LIFE (YEARS)                                            8
INCOME TAX RATE                                                           34%
CAPITAL GAIN RATE                                                         34%
NET FMV OF EXISTING ASSETS                                        $5,948,183
SUBSCRIBERS IN FRANCHISES                                                100%


                                                           LOW          HIGH
                                                      ANALYSIS      ANALYSIS
                                                      --------      --------
DEBT PERCENTAGE                                             50%           50%
EQUITY PERCENTAGE                                           50%           50%
RESIDUAL MULTIPLE (ROE & ROI)                                9             9
MULT OF PAST YEAR'S OPERATING INCOME                      10.5          11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                  10.0          11.0
MULT OF NEXT YEAR'S OPERATING INCOME                       9.5          10.5
TARGET RETURN ON EQUITY                                   14.0%         12.0%
TARGET RETURN ON INVESTMENT                               16.6%         15.1%

                               FLORENCE-EXCHANGE

            FALCON CABLE SYSTEMS CO.                                 EXHIBIT A
           FLORENCE REGION - EXCHANGE
            AS OF DECEMBER 31, 1995


VALUATION METHODS
- -----------------

                                                                                                  LOW          HIGH
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (DECEMBER 31, 1995)                                    $1,006,163    $1,006,163
                                                                                          -----------   -----------
        VALUATION MULTIPLE                                                                       10.5          11.5
                                                                                          -----------   -----------

        ESTIMATED FAIR MARKET VALUE                                                       $10,564,712   $11,570,875
                                                                                          -----------   -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                                   $1,906,777    $1,906,777
            OPERATING MARGIN, PER BOOKS (DECEMBER 31, 1995)                                      54.9%         54.9%
                                                                                          -----------   -----------
        "RUNNING RATE" OPERATING INCOME                                                     1,047,246     1,047,246
            VALUATION MULTIPLE                                                                   10.0          11.0
                                                                                          -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                                       $10,472,457   $11,519,703
                                                                                          -----------   -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                                   $1,110,876    $1,110,876
        VALUATION MULTIPLE                                                                        9.5          10.5
                                                                                          -----------   -----------
        ESTIMATED FAIR MARKET VALUE                                                       $10,553,325   $11,664,201
                                                                                          -----------   -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                                                  14.0%         12.0%
        ESTIMATED FAIR MARKET VALUE                                                        $9,603,311   $10,572,968
                                                                                          -----------   -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                                                 16.6%         15.1%
        ESTIMATED FAIR MARKET VALUE                                                        $9,470,275   $10,352,769
                                                                                          -----------   -----------



SUMMARY OF VALUES
- -----------------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME                                            $10,564,712   $11,570,875
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME                                          10,472,457    11,519,703
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                                             10,553,325    11,664,201
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                                                 9,603,311    10,572,968
V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT                                             9,470,275    10,352,769
                                                                                          -----------   -----------
RANGE OF ESTIMATED FAIR MARKET VALUES                                                      $9,932,000   $10,917,000

ESTIMATED FAIR MARKET VALUE                                                                       $10,425,000
                                                                                                  -----------

           FALCON CABLE SYSTEMS CO.                                 EXHIBIT B
          FLORENCE REGION - EXCHANGE                              LOW ANALYSIS
           AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                             1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
REVENUES                                         $2,022,632    $2,201,449    $2,400,299    $2,601,239    $2,795,196
OPERATING EXPENSES                                  911,756       987,811     1,065,251     1,148,434     1,232,960
                                                 ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                                 $1,110,876    $1,213,638    $1,335,048    $1,452,804    $1,562,236
   OPERATING MARGIN                                    0.55          0.55          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)                        101,132       110,072       120,015       130,062       139,760
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467       377,467
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800        97,800
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        407,282       727,908       709,299       697,547       563,297
INTEREST                                            468,526       468,526       494,993       465,595       406,791
                                                 ----------    ----------    ----------    ----------    ----------
PRE-TAX INCOME                                    ($341,330)    ($568,136)    ($464,526)    ($315,666)     ($22,878)
INCOME TAX (EXPENSE)/BENEFIT                        116,052       193,166       157,939       107,327         7,779
                                                 ----------    ----------    ----------    ----------    ----------
NET INCOME                                        ($225,278)    ($374,970)    ($306,587)    ($208,340)     ($15,100)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                    ($341,330)    ($568,136)    ($464,526)    ($315,666)     ($22,878)
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467       377,467
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800        97,800
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        407,282       727,908       709,299       697,547       563,297
EQUITY                                            4,685,263
DEBT                                              4,685,263             0       264,665             0             0
                                                 ----------    ----------    ----------    ----------    ----------
RESIDUAL VALUE IN YEAR 9

TOTAL SOURCES OF CASH                            $9,911,745      $635,039      $984,705      $857,147    $1,015,685

USES OF CASH -
PURCHASE PRICE - CURRENT                         $9,603,311
CAPITAL EXPENDITURES                                208,367       209,335     1,116,497       220,604       233,268
DEBT RETIREMENT                                           0             0       293,979       588,042       355,714
TAXES PAID ON NET INCOME                                  0             0             0             0             0
                                                 ----------    ----------    ----------    ----------    ----------
TAXES PAID ON SALE (RESIDUAL)

TOTAL USES OF CASH                               $9,811,678      $209,335    $1,410,476      $808,645      $588,982

ANNUAL CASH INCREASE/(DECREASE)                    $100,067      $425,704     ($425,771)      $48,502      $426,703
CUMULATIVE CASH                                     100,067       525,771       100,000       148,502       575,205


RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
- ---------------------------

  YEAR ENDING DECEMBER 31,                             2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------
REVENUES                                         $2,983,410    $3,172,462    $3,368,978    $3,577,807   $25,123,472
OPERATING EXPENSES                                1,315,210     1,396,366     1,480,650     1,571,979    11,110,419
                                                 ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                                 $1,668,200    $1,776,095    $1,888,329    $2,005,828   $14,013,053
   OPERATING MARGIN                                    0.56          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)                        149,170       158,623       168,449       178,890     1,256,174
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467     3,397,200
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800       880,200
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        542,173       534,127       304,076       312,137     4,797,846
INTEREST                                            371,219       332,091       289,049       241,704     3,538,495
                                                 ----------    ----------    ----------    ----------    ----------
PRE-TAX INCOME                                     $130,370      $275,988      $651,488      $797,830      $143,139
INCOME TAX (EXPENSE)/BENEFIT                        (44,326)      (93,836)     (221,506)     (271,262)      (48,667)
                                                 ----------    ----------    ----------    ----------    ----------
NET INCOME                                          $86,044      $182,152      $429,982      $526,568       $94,472

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                     $130,370      $275,988      $651,488      $797,830      $143,139
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467     3,397,200
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800       880,200
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        542,173       534,127       304,076       312,137     4,797,846
EQUITY                                                                                                    4,685,263
DEBT                                                      0             0             0             0     4,949,928
RESIDUAL VALUE IN YEAR 9                                                                   18,052,449    18,052,449
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH                            $1,147,810    $1,285,381    $1,430,830   $19,637,682   $36,906,025

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                                 $9,603,311
CAPITAL EXPENDITURES                                238,542       241,177       253,119       265,642     2,986,551
DEBT RETIREMENT                                     391,286       430,414       473,456     2,417,038     4,949,928
TAXES PAID ON NET INCOME                                  0             0             0        48,667        48,667
TAXES PAID ON SALE (RESIDUAL)                                                               4,942,863     4,942,863
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL USES OF CASH                                 $629,827      $671,591      $726,575    $7,674,211   $22,531,321

ANNUAL CASH INCREASE/(DECREASE)                    $517,982      $613,790      $704,256   $11,963,471   $14,374,705
CUMULATIVE CASH                                   1,093,188     1,706,978     2,411,233    14,374,705

           FALCON CABLE SYSTEMS CO.                                EXHIBIT B
          FLORENCE REGION - EXCHANGE                             HIGH ANALYSIS
           AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                             1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
REVENUES                                         $2,022,632    $2,201,449    $2,400,299    $2,601,239    $2,795,196
OPERATING EXPENSES                                  911,756       987,811     1,065,251     1,148,434     1,232,960
                                                 ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                                 $1,110,876    $1,213,638    $1,335,048    $1,452,804    $1,562,236
   OPERATING MARGIN                                    0.55          0.55          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)                        101,132       110,072       120,015       130,062       139,760
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467       377,467
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800        97,800
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        407,282       727,908       709,299       697,547       563,297
INTEREST                                            519,561       519,561       560,926       528,326       470,945
                                                 ----------    ----------    ----------    ----------    ----------
PRE-TAX INCOME                                    ($392,365)    ($619,170)    ($530,460)    ($378,398)     ($87,032)
INCOME TAX (EXPENSE)/BENEFIT                        133,404       210,518       180,356       128,655        29,591
                                                 ----------    ----------    ----------    ----------    ----------
NET INCOME                                        ($258,961)    ($408,652)    ($350,103)    ($249,742)     ($57,441)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                    ($392,365)    ($619,170)    ($530,460)    ($378,398)     ($87,032)
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467       377,467
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800        97,800
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        407,282       727,908       709,299       697,547       563,297
EQUITY                                            5,195,609
DEBT                                              5,195,609             0       413,655             0             0
                                                 ----------    ----------    ----------    ----------    ----------
RESIDUAL VALUE IN YEAR 9

TOTAL SOURCES OF CASH                           $10,881,403      $584,004    $1,067,761      $794,416      $951,531

USES OF CASH -
PURCHASE PRICE - CURRENT                        $10,572,968
CAPITAL EXPENDITURES                                208,367       209,335     1,116,497       220,604       233,268
DEBT RETIREMENT                                           0             0       326,001       573,813       592,904
TAXES PAID ON NET INCOME                                  0             0             0             0             0
                                                 ----------    ----------    ----------    ----------    ----------
TAXES PAID ON SALE (RESIDUAL)

TOTAL USES OF CASH                              $10,781,335      $209,335    $1,442,498      $794,416      $826,171

ANNUAL CASH INCREASE/(DECREASE)                    $100,067      $374,669     ($374,736)           $0      $125,360
CUMULATIVE CASH                                     100,067       474,736       100,000       100,000       225,360


RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                             2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------
REVENUES                                         $2,983,410    $3,172,462    $3,368,978    $3,577,807   $25,123,472
OPERATING EXPENSES                                1,315,210     1,396,366     1,480,650     1,571,979    11,110,419
                                                 ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                                 $1,668,200    $1,776,095    $1,888,329    $2,005,828   $14,013,053
   OPERATING MARGIN                                    0.56          0.56          0.56          0.56
PARENT SERVICES/MGT FEE (5%)                        149,170       158,623       168,449       178,890     1,256,174
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467     3,397,200
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800       880,200
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        542,173       534,127       304,076       312,137     4,797,846
INTEREST                                            411,655       368,264       320,534       268,032     3,967,805
                                                 ----------    ----------    ----------    ----------    ----------
PRE-TAX INCOME                                      $89,934      $239,815      $620,003      $771,502     ($286,171)
INCOME TAX (EXPENSE)/BENEFIT                        (30,578)      (81,537)     (210,801)     (262,311)       97,298
                                                 ----------    ----------    ----------    ----------    ----------
NET INCOME                                          $59,357      $158,278      $409,202      $509,192     ($188,873)

SOURCES AND USES OF CASH
- ------------------------
SOURCES OF CASH -
PRE TAX INCOME                                      $89,934      $239,815      $620,003      $771,502     ($286,171)
FRANCHISE AMORTIZATION (15)                         377,467       377,467       377,467       377,467     3,397,200
SUBSCRIBER LIST (8)                                  97,800        97,800        97,800        97,800       880,200
NON-COMPETE COVENANTS (0)                                 0             0             0             0             0
DEPRECIATION                                        542,173       534,127       304,076       312,137     4,797,846
EQUITY                                                                                                    5,195,609
DEBT                                                      0             0             0             0     5,609,264
RESIDUAL VALUE IN YEAR 9                                                                   18,052,449    18,052,449
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL SOURCES OF CASH                            $1,107,374    $1,249,208    $1,399,345   $19,611,354   $37,646,398

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                                $10,572,968
CAPITAL EXPENDITURES                                238,542       241,177       253,119       265,642     2,986,551
DEBT RETIREMENT                                     433,907       477,297       525,027     2,680,316     5,609,264
TAXES PAID ON NET INCOME                                  0             0             0             0             0
TAXES PAID ON SALE (RESIDUAL)                                                               4,515,882     4,515,882
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL USES OF CASH                                 $672,448      $718,475      $778,146    $7,461,840   $23,684,665

ANNUAL CASH INCREASE/(DECREASE)                    $434,926      $530,733      $621,199   $12,149,514   $13,961,732
CUMULATIVE CASH                                     660,285     1,191,019     1,812,218    13,961,732

            FALCON CABLE SYSTEMS CO.                                EXHIBIT C
           FLORENCE REGION - EXCHANGE                             LOW ANALYSIS
            AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS                   $9,370,527
YEAR 1 DEBT REQUIREMENTS                          4,685,263
YEAR 1 EQUITY REQUIREMENTS                        4,685,263

FINANCING AVAILABLE                              $6,540,060    $7,220,696    $7,888,646    $8,677,812    $9,443,228
UNUSED LEVERAGE                                   1,854,796     2,535,432     3,232,697     4,609,904     5,731,034

SENIOR DEBT:                                           1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
BEGINNING DEBT                                           $0    $4,685,263    $4,685,263    $4,391,285    $4,067,908
DEBT ADDED                                        4,685,263             0             0             0             0
TOTAL ANNUAL PAYMENTS                               468,526       468,526       762,505       762,505       762,505
INTEREST                                            468,526       468,526       468,526       439,128       406,791
PRINCIPAL REPAYMENT                                       0             0       293,979       323,377       355,714
ENDING BALANCE                                    4,685,263     4,685,263     4,391,285     4,067,908     3,712,194

LINE OF CREDIT:

BEGINNING DEBT                                           $0            $0            $0      $264,665            $0
BORROWINGS                                                0             0       264,665             0             0
PRINCIPAL PAYMENTS                                        0             0             0       264,665             0
INTEREST                                                  0             0        26,466        26,466             0

SENIOR DEBT COVERAGE                                    4.2           3.9           3.3           2.8           2.4
LOC DEBT COVERAGE                                       0.0           0.0           0.2           0.0           0.0
TOTAL DEBT COVERAGE                                     4.2           3.9           3.5           2.8           2.4

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                             $10,154,533   $10,843,297   $11,544,619   $12,274,136
UNUSED LEVERAGE                                   6,833,625     7,952,803     9,127,580    10,377,899

SENIOR DEBT:                                           2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------
BEGINNING DEBT                                   $3,712,194    $3,320,908    $2,890,494    $2,417,038
DEBT ADDED                                                0             0             0             0    $4,685,263
TOTAL ANNUAL PAYMENTS                               762,505       762,505       762,505       762,505     6,274,588
INTEREST                                            371,219       332,091       289,049       241,704     3,485,562
PRINCIPAL REPAYMENT                                 391,286       430,414       473,456       520,801     2,789,026
ENDING BALANCE                                    3,320,908     2,890,494     2,417,038     1,896,237

LINE OF CREDIT:

BEGINNING DEBT                                           $0            $0            $0            $0            $0
BORROWINGS                                                0             0             0             0       264,665
PRINCIPAL PAYMENTS                                        0             0             0             0       264,665
INTEREST                                                  0             0             0             0        52,933

SENIOR DEBT COVERAGE                                    2.0           1.6           1.3           0.9
LOC DEBT COVERAGE                                       0.0           0.0           0.0           0.0
TOTAL DEBT COVERAGE                                     2.0           1.6           1.3           0.9

           FALCON CABLE SYSTEMS CO.                                EXHIBIT C
          FLORENCE REGION - EXCHANGE                            HIGH ANALYSIS
           AS OF DECEMBER 31, 1995

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS                  $10,391,219
YEAR 1 DEBT REQUIREMENTS                          5,195,609
YEAR 1 EQUITY REQUIREMENTS                        5,195,609

FINANCING AVAILABLE                              $7,546,223    $8,331,572    $9,102,284   $10,012,860   $10,896,033
UNUSED LEVERAGE                                   2,350,613     3,135,963     3,819,021     5,303,408     6,779,485

SENIOR:                                                1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
BEGINNING DEBT                                           $0    $5,195,609    $5,195,609    $4,869,609    $4,511,008
DEBT ADDED                                        5,195,609             0             0             0             0
TOTAL ANNUAL PAYMENTS                               519,561       519,561       845,562       845,562       845,562
INTEREST                                            519,561       519,561       519,561       486,961       451,101
PRINCIPAL REPAYMENT                                       0             0       326,001       358,601       394,461
ENDING BALANCE                                    5,195,609     5,195,609     4,869,609     4,511,008     4,116,548

LINE OF CREDIT:

BEGINNING DEBT                                           $0            $0            $0      $413,655      $198,443
BORROWINGS                                                0             0       413,655             0             0
PRINCIPAL PAYMENTS                                        0             0             0       215,212       198,443
INTEREST                                                  0             0        41,365        41,365        19,844

SENIOR DEBT COVERAGE                                    4.7           4.3           3.6           3.1           2.6
LOC DEBT COVERAGE                                       0.0           0.0           0.3           0.1           0.0
TOTAL DEBT COVERAGE                                     4.7           4.3           4.0           3.2           2.6

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------
TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                             $11,716,769   $12,511,496   $13,320,714   $14,162,465
UNUSED LEVERAGE                                   8,034,128     9,306,153    10,640,398    12,059,679

SENIOR:                                                2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------
BEGINNING DEBT                                   $4,116,548    $3,682,641    $3,205,343    $2,680,316
DEBT ADDED                                                0             0             0             0    $5,195,609
TOTAL ANNUAL PAYMENTS                               845,562       845,562       845,562       845,562     6,958,053
INTEREST                                            411,655       368,264       320,534       268,032     3,865,229
PRINCIPAL REPAYMENT                                 433,907       477,297       525,027       577,530     3,092,823
ENDING BALANCE                                    3,682,641     3,205,343     2,680,316     2,102,786

LINE OF CREDIT:

BEGINNING DEBT                                           $0            $0            $0            $0            $0
BORROWINGS                                                0             0             0             0       413,655
PRINCIPAL PAYMENTS                                        0             0             0             0       413,655
INTEREST                                                  0             0             0             0       102,575

SENIOR DEBT COVERAGE                                    2.2           1.8           1.4           1.0
LOC DEBT COVERAGE                                       0.0           0.0           0.0           0.0
TOTAL DEBT COVERAGE                                     2.2           1.8           1.4           1.0

            FALCON CABLE SYSTEMS CO.                                EXHIBIT D
           FLORENCE REGION - EXCHANGE
            AS OF DECEMBER 31, 1995

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                             1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
REVENUES                                         $2,022,632    $2,201,449    $2,400,299    $2,601,239    $2,795,196
OPERATING EXPENSES                                  911,756       987,811     1,065,251     1,148,434     1,232,960
                                                 ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                                 $1,110,876    $1,213,638    $1,335,048    $1,452,804    $1,562,236
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES                        208,367       209,335     1,116,497       220,604       233,268
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL CASH FLOW                                    $902,509    $1,004,303      $218,551    $1,232,201    $1,328,968


NET PRESENT VALUE @ 16.6%                        $9,470,275


NET PRESENT VALUE @ 15.1%                       $10,352,769


  YEAR ENDING DECEMBER 31,                             2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------

REVENUES                                         $2,983,410    $3,172,462    $3,368,978    $3,577,807   $25,123,472
OPERATING EXPENSES                                1,315,210     1,396,366     1,480,650     1,571,979    11,110,419
                                                 ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                                 $1,668,200    $1,776,095    $1,888,329    $2,005,828   $14,013,053
  PLUS: RESIDUAL VALUE                                                                     18,052,449    18,052,449
  LESS: CAPITAL EXPENDITURES                        238,542       241,177       253,119       265,642     2,986,551
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL CASH FLOW                                  $1,429,658    $1,534,918    $1,635,210   $19,792,634   $29,078,951


NET PRESENT VALUE @ 16.6%


NET PRESENT VALUE @ 15.1%

           FALCON CABLE SYSTEMS CO.                                  EXHIBIT E
           FLORENCE REGION - EXCHANGE
           AS OF DECEMBER 31, 1995

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,                             1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
BEGINNING MILES                                       129.8
MILES ADDED                                             4.5           4.1           3.6           3.7           3.8
CUMULATIVE MILES                                      134.3         138.5         142.1         145.8         149.6
DENSITY OF ADDITIONAL PLANT                              58            56            55            55            55

HOMES PASSED - BEGINNING                              7,483
  NEW HOMES & EXTENSIONS                                262           232           199           204           210
HOMES PASSED - ENDING                                 7,745         7,977         8,177         8,381         8,591
GROWTH IN HOMES                                         3.5%          3.0%          2.5%          2.5%          2.5%

BASIC -  BEGINNING SUBSCRIBERS                        3,751         3,921         4,079         4,221         4,369
         AVERAGE SUBSCRIBERS                          3,836         4,000         4,150         4,295         4,445
         ENDING SUBSCRIBERS                           3,921         4,079         4,221         4,369         4,521
         PENETRATION                                   50.6%         51.1%         51.6%         52.1%         52.6%

EXPANDED BASIC - BEGINNING                            3,517         3,676         3,824         3,958         4,096
         AVERAGE SUBSCRIBERS                          3,597         3,750         3,891         4,027         4,168
         ENDING SUBSCRIBERS                           3,676         3,824         3,958         4,096         4,239
         PENETRATION                                   93.8%         93.8%         93.8%         93.8%         93.8%

NEW PRODUCT TIER #1 - BEGINNING                       1,170         1,263         1,592         1,900         1,966
         AVERAGE SUBSCRIBERS                          1,216         1,427         1,746         1,933         2,000
         ENDING SUBSCRIBERS                           1,263         1,592         1,900         1,966         2,034
         PENETRATION                                   34.3%         41.6%         48.0%         48.0%         48.0%

NEW PRODUCT TIER #2 - BEGINNING                         308           610         1,063         1,543         1,759
         AVERAGE SUBSCRIBERS                            459           837         1,303         1,651         1,790
         ENDING SUBSCRIBERS                             610         1,063         1,543         1,759         1,820
         PENETRATION                                   15.6%         26.1%         36.6%         40.3%         40.3%

PAY TV - BEGINNING UNITS                                992           998         1,079         1,159         1,243
         AVERAGE UNITS                                  995         1,038         1,119         1,201         1,264
         ENDING UNITS                                   998         1,079         1,159         1,243         1,286
         PENETRATION                                   25.4%         26.4%         27.4%         28.4%         28.4%

PAY PER VIEW - BEGINNING UNITS/MO                       300           342           410           538           687
         AVERAGE UNITS                                  321           376           474           612           755
         ENDING UNITS                                   342           410           538           687           822
         AVERAGE BUY RATE/MO                           23.0%         24.5%         27.5%         30.5%         32.0%

CONVERTER RENTALS - BEGINNING                         1,897         2,036         2,179         2,371         2,585
         AVERAGE SUBSCRIBERS                          1,966         2,107         2,275         2,478         2,692
         ENDING SUBSCRIBERS                           2,036         2,179         2,371         2,585         2,800
         PENETRATION                                   51.9%         53.4%         56.2%         59.2%         61.9%

ADDRESSABLE HOMES - BEGINNING                         1,366         1,491         1,677         1,957         2,255
         AVERAGE HOMES                                1,428         1,584         1,817         2,106         2,413
         ENDING HOMES                                 1,491         1,677         1,957         2,255         2,571
         PENETRATION                                   38.0%         41.1%         46.4%         51.6%         56.9%

BASIC CHURN RATE                                         35%           35%           35%           35%           35%





  YEAR ENDING DECEMBER 31,                             2001          2002          2003          2004
                                                 ----------    ----------    ----------    ----------
BEGINNING MILES
MILES ADDED                                             3.6           3.3           3.3           3.4
CUMULATIVE MILES                                      153.2         156.5         159.9         163.3
DENSITY OF ADDITIONAL PLANT                              54            54            54            54

HOMES PASSED - BEGINNING
  NEW HOMES & EXTENSIONS                                193           176           179           183
HOMES PASSED - ENDING                                 8,784         8,960         9,139         9,322
GROWTH IN HOMES                                         2.3%          2.0%          2.0%          2.0%

BASIC -  BEGINNING SUBSCRIBERS                        4,521         4,667         4,805         4,947
         AVERAGE SUBSCRIBERS                          4,594         4,736         4,876         5,019
         ENDING SUBSCRIBERS                           4,667         4,805         4,947         5,092
         PENETRATION                                   53.1%         53.6%         54.1%         54.6%

EXPANDED BASIC - BEGINNING                            4,239         4,376         4,505         4,638
         AVERAGE SUBSCRIBERS                          4,307         4,440         4,571         4,706
         ENDING SUBSCRIBERS                           4,376         4,505         4,638         4,774
         PENETRATION                                   93.8%         93.8%         93.8%         93.8%

NEW PRODUCT TIER #1 - BEGINNING                       2,034         2,100         2,162         2,226
         AVERAGE SUBSCRIBERS                          2,067         2,131         2,194         2,259
         ENDING SUBSCRIBERS                           2,100         2,162         2,226         2,291
         PENETRATION                                   48.0%         48.0%         48.0%         48.0%

NEW PRODUCT TIER #2 - BEGINNING                       1,820         1,879         1,934         1,992
         AVERAGE SUBSCRIBERS                          1,850         1,907         1,963         2,021
         ENDING SUBSCRIBERS                           1,879         1,934         1,992         2,050
         PENETRATION                                   40.3%         40.3%         40.3%         40.3%

PAY TV - BEGINNING UNITS                              1,286         1,327         1,367         1,407
         AVERAGE UNITS                                1,307         1,347         1,387         1,428
         ENDING UNITS                                 1,327         1,367         1,407         1,449
         PENETRATION                                   28.4%         28.4%         28.4%         28.4%

PAY PER VIEW - BEGINNING UNITS/MO                       822           925         1,007         1,093
         AVERAGE UNITS                                  873           966         1,050         1,139
         ENDING UNITS                                   925         1,007         1,093         1,185
         AVERAGE BUY RATE/MO                           33.0%         34.0%         35.0%         36.0%

CONVERTER RENTALS - BEGINNING                         2,800         2,960         3,107         3,261
         AVERAGE SUBSCRIBERS                          2,880         3,034         3,184         3,341
         ENDING SUBSCRIBERS                           2,960         3,107         3,261         3,421
         PENETRATION                                   63.4%         64.7%         65.9%         67.2%

ADDRESSABLE HOMES - BEGINNING                         2,571         2,803         2,963         3,125
         AVERAGE HOMES                                2,687         2,883         3,044         3,209
         ENDING HOMES                                 2,803         2,963         3,125         3,293
         PENETRATION                                   60.1%         61.7%         63.2%         64.7%

BASIC CHURN RATE                                         35%           35%           35%           35%

           FALCON CABLE SYSTEMS CO.                                  EXHIBIT F
           FLORENCE REGION - EXCHANGE
           AS OF DECEMBER 31, 1995

SERVICE RATES
- -------------

                                                  RUNNING RATES
                                                      AS OF                 AVERAGE RATES
CURRENT RATES                                     DECEMBER 1995                FOR 1996
- -------------                                  ------------------         -----------------
BASIC                                                $24.32                      $25.48
EXPANDED BASIC                                        $3.93                       $4.36
NEW PRODUCT TIER #1                                   $3.50                       $3.50
NEW PRODUCT TIER #2                                   $4.50                       $4.50
PAY                                                   $8.00                       $8.00
PAY PER VIEW                                          $7.77                       $7.77
CONVERTER RENTALS                                     $3.66                       $3.66
INSTALLATIONS-NEW                                    $50.00                      $50.00
INSTALLATIONS-CHURN                                  $25.00                       25.00


  YEAR ENDING DECEMBER 31,         1996       1997       1998       1999       2000       2001       2002       2003       2004
                                 ------     ------     ------     ------     ------     ------     ------     ------     ------
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                 5%         3%         3%         3%         3%         3%         3%         3%         3%
EXPANDED BASIC                       11%         3%         3%         3%         3%         3%         3%         3%         3%
NEW PRODUCT TIER #1                   0%         3%         3%         3%         3%         3%         3%         3%         3%
NEW PRODUCT TIER #2                   0%         3%         3%         3%         3%         3%         3%         3%         3%
PAY                                   0%         1%         1%         1%         1%         1%         1%         1%         1%
PAY PER VIEW                          0%         3%         3%         3%         3%         3%         3%         3%         3%
CONVERTER/REMOTE RENTALS              0%         3%         3%         3%         3%         3%         3%         3%         3%
INSTALLATIONS-NEW                     0%         3%         3%         3%         3%         3%         3%         3%         3%
INSTALLATIONS-CHURN                   0%         3%         3%         3%         3%         3%         3%         3%         3%

AVERAGE RATES
- --------------
BASIC                            $25.48     $26.24     $27.03     $27.84     $28.68     $29.54     $30.42     $31.34     $32.28
EXPANDED BASIC                     4.36       4.49       4.62       4.76       4.91       5.05       5.20       5.36       5.52
NEW PRODUCT TIER #1                3.50       3.61       3.71       3.82       3.94       4.06       4.18       4.30       4.43
NEW PRODUCT TIER #2                4.50       4.64       4.77       4.92       5.06       5.22       5.37       5.53       5.70
PAY                                8.00       8.08       8.16       8.25       8.33       8.41       8.50       8.58       8.67
PAY PER VIEW                       7.77       8.01       8.25       8.49       8.75       9.01       9.28       9.56       9.85
CONVERTER RENTALS                  3.66       3.77       3.88       4.00       4.12       4.24       4.37       4.50       4.64
INSTALLATIONS-NEW                 50.00      51.50      53.05      54.64      56.28      57.96      59.70      61.49      63.34
INSTALLATIONS-CHURN               25.00      25.75      26.52      27.32      28.14      28.98      29.85      30.75      31.67

          FALCON CABLE SYSTEMS CO.                                   EXHIBIT G
          FLORENCE REGION - EXCHANGE
          AS OF DECEMBER 31, 1995

  YEAR ENDING DECEMBER 31,                             1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
REVENUES:
BASIC                                            $1,172,900    $1,259,661    $1,346,167    $1,435,046    $1,529,652
EXPANDED BASIC                                      188,109       202,024       215,898       230,152       245,325
NEW PRODUCT TIER #1                                  51,083        61,753        77,797        88,700        94,548
NEW PRODUCT TIER #2                                  24,790        46,528        74,655        97,430       108,765
PAY TV                                               95,546       100,703       109,589       118,806       126,363
PAY PER VIEW                                         29,961        36,155        46,900        62,409        79,200
CONVERTER RENTALS                                    86,367        95,334       106,007       118,936       133,089
INSTALLATIONS                                        33,407        35,064        36,599        38,998        41,550
COMMERCIAL***                                       126,672       130,472       134,386       138,417       142,570
ADVERTISING***                                      124,501       140,072       154,088       169,506       186,468
MISCELLANEOUS ***                                    89,297        93,685        98,213       102,836       107,666
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL REVENUES                                   $2,022,632    $2,201,449    $2,400,299    $2,601,239    $2,795,196

OPERATING EXPENSES:
OPERATIONS                                         $346,213      $370,966      $396,663      $423,183      $450,229
GENERAL & ADMINISTRATIVE                            177,629       188,185       198,964       210,013       221,518
SALES & MARKETING                                   101,859       117,569       128,041       140,728       154,625
PROGRAMMING                                         286,055       311,091       341,583       374,511       406,588
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                           $911,756      $987,811    $1,065,251    $1,148,434    $1,232,960

OPERATING INCOME                                 $1,110,876    $1,213,638    $1,335,048    $1,452,804    $1,562,236

OPERATING MARGIN                                       54.9%         55.1%         55.6%         55.9%         55.9%

TOTAL REVENUE/BASIC SUB/MONTH                        $43.94        $45.87        $48.20        $50.47        $52.40
CASH FLOW/BASIC SUB/MONTH                            $24.13        $25.29        $26.81        $28.19        $29.29

OPERATIONS % OF REVENUE                                  17%           17%           17%           16%           16%
G & A PERCENTAGE OF REVENUE                               9%            9%            8%            8%            8%
SALES & MARKETING % OF REVENUE                            5%            5%            5%            5%            6%
PROGRAMMING % OF REVENUE                                 14%           14%           14%           14%           15%



  YEAR ENDING DECEMBER 31,                             2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------
BASIC                                            $1,628,323    $1,728,975    $1,833,475    $1,944,125   $13,878,325
EXPANDED BASIC                                      261,150       277,292       294,052       311,798     2,225,799
NEW PRODUCT TIER #1                                 100,647       106,868       113,327       120,166       814,889
NEW PRODUCT TIER #2                                 115,781       122,938       130,369       138,236       859,494
PAY TV                                              131,902       137,336       142,808       148,486     1,111,540
PAY PER VIEW                                         94,430       107,582       120,476       134,607       711,720
CONVERTER RENTALS                                   146,617       159,088       171,996       185,866     1,203,300
INSTALLATIONS                                        43,691        45,818        48,567        51,476       375,170
COMMERCIAL***                                       146,847       151,252       155,790       160,464     1,286,870
ADVERTISING***                                      201,396       217,519       234,934       253,741     1,682,225
MISCELLANEOUS ***                                   112,625       117,793       123,185       128,841       974,141
                                                 ----------    ----------    ----------    ----------    ----------

TOTAL REVENUES                                   $2,983,410    $3,172,462    $3,368,978    $3,577,807   $25,123,472

OPERATING EXPENSES:
OPERATIONS                                         $477,364      $504,681      $533,199      $563,338    $4,065,834
GENERAL & ADMINISTRATIVE                            233,360       245,434       257,954       271,150     2,004,207
SALES & MARKETING                                   167,698       180,074       193,315       209,347     1,393,257
PROGRAMMING                                         436,788       466,177       496,182       528,144     3,647,120
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                         $1,315,210    $1,396,366    $1,480,650    $1,571,979   $11,110,419

OPERATING INCOME                                 $1,668,200    $1,776,095    $1,888,329    $2,005,828   $14,013,053

OPERATING MARGIN                                       55.9%         56.0%         56.1%         56.1%

TOTAL REVENUE/BASIC SUB/MONTH                        $54.12        $55.83        $57.58        $59.40
CASH FLOW/BASIC SUB/MONTH                            $30.26        $31.25        $32.27        $33.30

OPERATIONS % OF REVENUE                                  16%           16%           16%           16%
G & A PERCENTAGE OF REVENUE                               8%            8%            8%            8%
SALES & MARKETING % OF REVENUE                            6%            6%            6%            6%
PROGRAMMING % OF REVENUE                                 15%           15%           15%           15%

           FALCON CABLE SYSTEMS CO.                                  EXHIBIT H
           FLORENCE REGION - EXCHANGE
           AS OF DECEMBER 31, 1995

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                             1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------
ASSUMPTIONS AND INPUTS:
- -----------------------                              129.79
BV OF EXISTING PLANT                             $2,641,752
ADDITIONAL MILES OF PLANT                               4.5           4.1           3.6           3.7           3.8
AERIAL PLANT PER MILE                               $12,000       $12,240       $12,485       $12,734       $12,989
UNDERGROUND PLANT PER MILE                          $18,000       $18,360       $18,727       $19,102       $19,484
PERCENTAGE OF PLANT AERIAL                               10%           10%           10%           10%           10%
PERCENTAGE OF PLANT UNDERGROUND                          90%           90%           90%           90%           90%
AVERAGE COST PER CONVERTER                             $110          $112          $114          $117          $119
PERCENTAGE CONVERTER USE                                 52%           53%           56%           59%           62%
PERCENTAGE REPLACEMENT                                    5%            5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER                        $57           $58           $59           $60           $61
MISC. CAPITAL PER SUBSCRIBER                             $5            $5            $5            $5            $5
INFLATION FACTOR FOR CAPITALS                             2%            2%            2%            2%            2%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                             $5,451        $5,056        $4,535        $4,741        $4,957
                                    - UNDERGRO       73,591        68,256        61,216        64,001        66,913
PLANT REBUILD/UPGRADE/INCL. HDND.                     6,619         6,988       915,325         7,690         8,050
AVERAGE COST OF NEW CONVERTERS                        9,710         9,442         9,183        10,184        11,220
CONVERTER REPLACEMENT                                10,712        11,751        13,110        14,579        16,106
INSTALLATION COSTS                                   83,103        87,443        91,541        96,617       101,966
MISC. CAPITAL EXPENDITURES                           19,180        20,399        21,588        22,790        24,057
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL CAPITAL EXPENDITURES                         $208,367      $209,335    $1,116,497      $220,604      $233,268

  AS A % OF OPERATING INCOME                           18.8%         17.2%         83.6%         15.2%         14.9%


  YEAR ENDING DECEMBER 31,                             2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------
ASSUMPTIONS AND INPUTS:
- -----------------------
BV OF EXISTING PLANT
ADDITIONAL MILES OF PLANT                               3.6           3.3           3.3           3.4
AERIAL PLANT PER MILE                               $13,249       $13,514       $13,784       $14,060
UNDERGROUND PLANT PER MILE                          $19,873       $20,271       $20,676       $21,090
PERCENTAGE OF PLANT AERIAL                               10%           10%           10%           10%
PERCENTAGE OF PLANT UNDERGROUND                          90%           90%           90%           90%
AVERAGE COST PER CONVERTER                             $121          $124          $126          $129
PERCENTAGE CONVERTER USE                                 63%           65%           66%           67%
PERCENTAGE REPLACEMENT                                    5%            5%            5%            5%
INSTALLATION COST PER SUBSCRIBER                        $62           $64           $65           $66
MISC. CAPITAL PER SUBSCRIBER                             $6            $6            $6            $6
INFLATION FACTOR FOR CAPITALS                             2%            2%            2%            2%          120%

ANNUAL COSTS:
- -------------
PLANT ADDITIONS - AERIAL                             $4,775        $4,427        $4,605        $4,792       $43,338
                                    - UNDERGRO       64,461        59,760        62,174        64,686       585,058
PLANT REBUILD/UPGRADE/INCL. HDND.                     8,426         8,801         9,169         9,552       980,620
AVERAGE COST OF NEW CONVERTERS                       11,218        11,066        11,811        12,600        96,435
CONVERTER REPLACEMENT                                17,412        18,694        20,011        21,412       143,787
INSTALLATION COSTS                                  106,890       111,764       117,346       123,196       919,867
MISC. CAPITAL EXPENDITURES                           25,360        26,666        28,003        29,405       217,446
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL CAPITAL EXPENDITURES                         $238,542      $241,177      $253,119      $265,642    $2,986,551

  AS A % OF OPERATING INCOME                           14.3%         13.6%         13.4%         13.2%

           FALCON CABLE SYSTEMS CO.                                  EXHIBIT I
           FLORENCE REGION - EXCHANGE
           AS OF DECEMBER 31, 1995

DEPRECIATION
- ------------

                                                     YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
                                                 ----------    ----------    ----------    ----------    ----------
ESTIMATED DEPRECIATION RATES                           14.3%         24.5%         17.5%         12.5%          8.9%

DEPRECIATION - BEG. & ADTNS.                           1996          1997          1998          1999          2000
                                                 ----------    ----------    ----------    ----------    ----------

               YEAR 1                              $407,282      $697,994      $498,486      $355,980      $254,516
               YEAR 2                                              29,914        51,266        36,613        26,146
               YEAR 3                                                           159,547       273,430       195,275
               YEAR 4                                                                          31,524        54,026
               YEAR 5                                                                                        33,334
               YEAR 6
               YEAR 7
               YEAR 8
               YEAR 9
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL DEPRECIATION                                 $407,282      $727,908      $709,299      $697,547      $563,297


                                                     YEAR 6        YEAR 7        YEAR 8
                                                 ----------    ----------    ----------

ESTIMATED DEPRECIATION RATES                            8.9%          8.9%          4.5%


DEPRECIATION - BEG. & ADTNS.                           2001          2002          2003          2004         TOTAL
                                                 ----------    ----------    ----------    ----------    ----------

               YEAR 1                              $254,231      $254,516                                $2,723,004
               YEAR 2                                18,694        18,673        18,694                     199,999
               YEAR 3                               139,450        99,703        99,592        99,703     1,066,701
               YEAR 4                                38,584        27,553        19,700        19,678       191,065
               YEAR 5                                57,127        40,799        29,135        20,831       181,226
               YEAR 6                                34,088        58,419        41,721        29,794       164,021
               YEAR 7                                              34,464        59,064        42,182       135,710
               YEAR 8                                                            36,171        61,989        98,160
               YEAR 9                                                                          37,960        37,960
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL DEPRECIATION                                 $542,173      $534,127      $304,076      $312,137    $4,797,846

           FALCON CABLE SYSTEMS CO.                                  EXHIBIT J
           FLORENCE REGION - EXCHANGE
           AS OF DECEMBER 31, 1995

ASSUMPTIONS AND INPUTS
- ----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                                                  9
AVERAGE SUBSCRIBER LIFE (YEARS)                                                       8
INCOME TAX RATE                                                                      34%
CAPITAL GAIN RATE                                                                    34%
NET FMV OF EXISTING ASSETS                                                   $2,641,752
SUBSCRIBERS IN FRANCHISES                                                           100%


                                                                      LOW          HIGH
                                                                 ANALYSIS      ANALYSIS
                                                               ----------    ----------
DEBT PERCENTAGE                                                        50%           50%
EQUITY PERCENTAGE                                                      50%           50%
RESIDUAL MULTIPLE (ROE & ROI)                                           9             9
MULT OF PAST YEAR'S OPERATING INCOME                                 10.5          11.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                             10.0          11.0
MULT OF NEXT YEAR'S OPERATING INCOME                                  9.5          10.5
TARGET RETURN ON EQUITY                                              14.0%         12.0%
TARGET RETURN ON INVESTMENT                                          16.6%         15.1%

                                   APPENDIX C

               ALLOCATION OF SALE AND EXCHANGE VALUES TO HEADENDS

               ALLOCATION OF SALE AND EXCHANGE VALUES TO HEADENDS


                                  Alloc. by       Alloc. by
Region/                  Alloc.  Cumulative     Cumulative     Average       Allocated
Headend                by Subs.   Cash Flow  Free Cash Flow      Alloc.          Value
- -------                --------  ----------  --------------   ---------      ---------
Coos Bay - Sale

Coos Bay                 76.5%       76.3%       79.7%          77.5%      $21,736,981
Reedsport                19.1%       18.5%       14.3%          17.3%        4,850,816
Gardiner                  0.8%        0.6%        0.6%           0.7%          183,751
Hauser                    3.6%        3.6%        4.2%           3.8%        1,065,451
                                                                            ----------
                                                               Total       $27,837,000

Coos Bays - Exchange

Myrtle Point             17.9%       18.5%       27.5%          21.3%      $ 1,397,883
Powers                    4.7%        4.3%        2.9%           4.0%          259,618
Coquille                 41.6%       40.9%       38.3%          40.3%        2,644,535
Bandon                   35.8%       37.9%       34.2%          36.0%        2,361,965
                                                                            ----------
                                                               Total       $ 6,664,000

                                                                 Sum       $34,501,000

Dallas - Sale

Dallas                   98.7%       97.2%       96.9%          97.6%      $15,270,285
Wilson River              1.3%        0.5%        0.6%           0.8%          131,715
                                                                            ----------
                                                               Total       $15,402,000
Dallas - Exchange

Silverton                17.3%       18.5%       27.6%          21.1%       $4,221,179
Nehalem                  45.4%       47.2%       47.6%          46.7%        9,350,470
Tillamook                24.4%       24.2%       12.7%          20.5%        4,093,022
Netarts                   8.2%        6.2%        7.6%           7.3%        1,467,322
Brickyard Road            4.8%        3.5%        3.7%           4.0%          800,008
                                                                            ----------
                                                               Total       $19,932,000

                                                                 Sum       $35,334,000

Florence - Sale

Mapleton                  --          --          --             --           $271,000

Florence - Exchange

Florence                  --          --          --             --        $10,425,000
                                                                            ----------
                                                                 Sum       $10,696,000

                      SUMMARY OF SALE AND EXCHANGE VALUES

            Sale
            --------
            Coos Bay                                 $ 27,837,000
            Dallas                                     15,402,000
            Florence                                      271,000
            Gilroy                                     76,000,000
            Tulare                                     31,972,000
            SLO                                        29,585,000
            Central                                    26,294,000
                                                     ------------
                     Total                           $207,361,000

            Exchange
            --------
            Coos Bay                                 $  6,664,000
            Dallas                                     19,932,000
            Hesperia                                   38,846,000
            Florence                                   10,425,000
                                                     ------------
                     Total                           $ 75,867,000



            Sum of Sale and
            Exchange Properties                      $283,228,000